UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2024

Item 1.

Reports to Stockholders

Fidelity® SAI Tax-Free Bond Fund

Annual Report
January 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Life of Fund A
Fidelity® SAI Tax-Free Bond Fund	4.05%	2.19%	2.54%

A   From October 2, 2018
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Tax-Free Bond Fund, on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending January 31, 2024, the fund gained 4.05%, outpacing, net of fees, the 2.97% advance of the supplemental index, the Bloomberg 3+ Year Municipal Bond Index, as well as the 2.90% gain of the benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the 3+ Year index, the fund's overweight to lower-quality investment-grade munis contributed to performance. These securities, helped by strong demand from investors seeking higher levels of income, bested higher-quality bonds this period. An overweight to bonds issued by the state of Illinois also was beneficial. The bonds gained more than the index as the state earned its ninth credit rating upgrade - to the A category - across three major credit rating agencies since 2021. Another notable contributor was an overweight in bonds issued by the Chicago Board of Education. They, too, outpaced the 3+ Year index amid strong investor demand for bonds from issuers with improving credit quality that offered attractive levels of income. The fund's carry advantage, meaning its larger-than-index exposure to higher-coupon bonds, also helped. In contrast, non-benchmark exposure to California-based Beverly Hospital detracted from the relative result. In April, the hospital filed for bankruptcy protection to avoid the closure of its Montebello facility, which merged with Adventist Health in September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	14.3
New York	12.9
Texas	6.9
Pennsylvania	5.3
Georgia	4.9

Revenue Sources (% of Fund's net assets)
Health Care	21.6
General Obligations	20.6
Transportation	10.6
Special Tax	10.4
Education	10.3
Housing	9.7
State G.O.	6.1
Others* (Individually Less Than 5%)	10.7
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 97.1%
	Principal Amount (a)	Value ($)
Alabama - 1.8%
Black Belt Energy Gas District Bonds Series 2022 E, 5%, tender 6/1/28 (b)	14,780,000	15,446,715
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/36	960,000	963,657
4% 12/1/38	1,595,000	1,581,732
4% 12/1/41	1,260,000	1,214,726
4% 12/1/44	1,125,000	1,046,540
4% 12/1/49	1,355,000	1,216,430
Huntsville Health Care Auth. Bonds Series 2023 A, 5%, tender 6/1/30 (b)	6,710,000	7,407,490
Infirmary Health Systems Spl. Care Facilities Fing. Auth. Rev.:
Series 2016 A, 5% 2/1/26	3,585,000	3,678,818
Series 2021 A, 3% 2/1/46	4,230,000	3,198,968
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	7,960,000	7,967,580
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 3.78%, tender 6/16/26 (b)	1,510,000	1,517,945
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/36	1,310,000	1,081,214
TOTAL ALABAMA		46,321,815
Alaska - 0.2%
Alaska Hsg. Fin. Corp. Series 2021 A:
4% 6/1/30	1,030,000	1,090,636
5% 6/1/27	700,000	746,896
5% 12/1/27	935,000	1,007,663
5% 6/1/28	1,230,000	1,338,907
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51	590,000	568,013
Alaska Int'l. Arpts. Revs. Series 2016 A, 5% 10/1/26	1,325,000	1,360,169
TOTAL ALASKA		6,112,284
Arizona - 2.0%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	620,000	623,467
Arizona Indl. Dev. Auth. Rev. Series 2019 2, 3.625% 5/20/33	1,676,145	1,571,777
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2005, 3.8%, tender 6/15/28 (b)	8,905,000	9,039,444
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	560,000	591,571
Bonds Series 2019 B, 5%, tender 9/1/24 (b)	610,000	615,037
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (c)	910,000	740,016
6% 1/1/48 (c)	1,250,000	896,189
Maricopa County Rev.:
Bonds:
Series 2023 A1, 5%, tender 5/15/26 (b)	4,075,000	4,230,780
Series 2023 A2, 5%, tender 5/15/28 (b)	4,220,000	4,534,176
Series 2017 D, 3% 1/1/48	3,090,000	2,370,126
Series 2019 E, 3% 1/1/49	1,835,000	1,390,471
Maricopa County Spl. Health Care District Gen. Oblig. Series 2018 C, 5% 7/1/36	2,150,000	2,307,917
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	2,245,000	2,116,528
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	1,625,000	1,585,364
Phoenix Civic Impt. Board Arpt. Rev. Series 2019 A, 5% 7/1/44	1,590,000	1,706,225
Phoenix Civic Impt. Corp. Series 2019 A:
4% 7/1/45	5,000,000	4,899,872
5% 7/1/32	810,000	889,487
5% 7/1/39	470,000	503,159
5% 7/1/45	2,400,000	2,517,885
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A, 5% 7/1/59	1,000,000	981,007
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5% 12/1/37	5,415,000	5,886,122
Tempe Indl. Dev. Auth. Rev. (Friendship Village of Tempe Proj.) Series 2021 A, 4% 12/1/46	2,020,000	1,541,833
TOTAL ARIZONA		51,538,453
California - 1.8%
Alameda Corridor Trans. Auth. Rev. Series 2024 A, 0% 10/1/53 (Assured Guaranty Muni. Corp. Insured) (d)	1,715,000	416,964
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Bonds Series 2021 A, 2%, tender 4/1/28 (b)	1,635,000	1,515,862
California Edl. Facilities Auth. Rev. Series 2018 A, 5% 10/1/42	1,255,000	1,322,634
California Gen. Oblig. Series 2023, 5% 10/1/39	490,000	575,774
California Hsg. Fin. Agcy.:
Series 2021 1, 3.5% 11/20/35	4,395,164	4,141,237
Series 2023 A1, 4.375% 9/20/36	5,107,598	5,081,253
California Muni. Fin. Auth. Rev. Series 2017 A:
5% 7/1/42	935,000	950,814
5.25% 11/1/36	480,000	485,726
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/34	2,465,000	2,624,707
5% 5/15/39	1,100,000	1,148,946
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/30	520,000	600,079
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45 (e)	750,000	361,800
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	41,760,000	4,832,597
Long Beach Arpt. Rev.:
Series 2022 A:
5% 6/1/33	470,000	561,964
5% 6/1/34	375,000	447,652
5% 6/1/35	280,000	332,995
5% 6/1/36	750,000	886,038
5% 6/1/37	655,000	767,348
5% 6/1/39	470,000	541,860
Series 2022 B:
5% 6/1/33	420,000	502,180
5% 6/1/34	375,000	447,652
5% 6/1/35	280,000	332,995
5% 6/1/36	280,000	330,788
5% 6/1/37	470,000	550,616
5% 6/1/38	280,000	325,189
5% 6/1/39	530,000	611,034
Middle Fork Proj. Fin. Auth. Series 2020:
5% 4/1/24	2,570,000	2,573,883
5% 4/1/25	2,700,000	2,735,748
5% 4/1/26	1,900,000	1,952,183
Mount Diablo Unified School District Series 2022 B, 4% 8/1/31	785,000	867,702
Poway Unified School District Series B, 0% 8/1/38	4,065,000	2,380,007
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Series 2019 B, 5% 5/1/49	435,000	466,332
Univ. of California Revs. Series 2023 BM, 5% 5/15/36	670,000	810,990
Washington Township Health Care District Rev.:
Series 2017 A, 5% 7/1/35	750,000	770,829
Series 2017 B:
5% 7/1/29	455,000	470,971
5% 7/1/30	910,000	942,761
TOTAL CALIFORNIA		44,668,110
Colorado - 2.1%
Colorado Health Facilities Auth. Rev. Bonds:
Bonds:
Series 2018 B, 5%, tender 11/20/25 (b)	935,000	962,263
Series 2019 B, 5%, tender 8/1/26 (b)	705,000	726,744
Series 2022 C, 5%, tender 8/15/28 (b)	2,425,000	2,634,504
Series 2023 A1, 5%, tender 11/15/28 (b)	5,520,000	5,968,541
Series 2018 A, 4% 11/15/48	900,000	873,990
Series 2019 A:
4% 11/1/39	845,000	840,626
5% 11/1/26	1,400,000	1,470,908
5% 11/15/39	1,170,000	1,267,912
Series 2019 A1, 4% 8/1/44	13,820,000	13,260,023
Series 2019 A2:
3.25% 8/1/49	2,195,000	1,637,355
4% 8/1/49	3,360,000	3,165,537
Series 2019 B, 4% 1/1/40	1,560,000	1,575,880
Series 2020 A, 4% 9/1/50	805,000	765,340
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	225,000	225,709
Series 2019 H, 4.25% 11/1/49	135,000	135,531
Series 2021 E, 3% 11/1/51	1,085,000	1,050,396
Series 2022 F, 5.25% 11/1/52	1,735,000	1,794,549
Colorado State Bldg. Excellent Schools Today Ctfs. of Prtn. Series 2018 N, 5% 3/15/37	1,870,000	2,008,240
Denver City & County Gen. Oblig. Series 2020 A, 2% 8/1/36	3,240,000	2,631,634
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2019 C, 2%, tender 10/15/24 (b)	6,295,000	6,242,843
Series 2021 C3A, 2%, tender 10/15/25 (b)	830,000	808,197
Series 2021 C3B, 2%, tender 10/15/26 (b)	700,000	670,896
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/26 (Assured Guaranty Muni. Corp. Insured)	126,000	131,829
Series 2020, 5% 12/1/50 (Assured Guaranty Muni. Corp. Insured)	1,404,000	1,473,205
TOTAL COLORADO		52,322,652
Connecticut - 2.7%
Bridgeport Gen. Oblig. Series 2019 A, 5% 2/1/25 (Build America Mutual Assurance Insured)	625,000	637,055
Connecticut Gen. Oblig.:
Series 2015 B, 5% 6/15/32	250,000	256,360
Series 2016 B, 5% 5/15/26	510,000	535,260
Series 2017 A, 5% 4/15/33	230,000	245,076
Series 2019 A, 5% 4/15/26	615,000	644,224
Series 2021 A:
3% 1/15/39	785,000	694,877
3% 1/15/40	950,000	829,440
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1, 5% 7/1/42	3,120,000	3,201,464
Bonds:
Series 2017 B2, 3.2%, tender 7/1/26 (b)	3,140,000	3,159,583
Series 2017 C2, 2.8%, tender 2/3/26 (b)	8,750,000	8,708,069
Series 2020 B, 5%, tender 1/1/27 (b)	1,665,000	1,737,893
Series 2019 A:
4% 7/1/49	1,635,000	1,335,110
5% 7/1/26	5,455,000	5,497,925
5% 7/1/27 (c)	555,000	547,463
5% 7/1/34 (c)	685,000	670,227
Series 2019 Q-1:
5% 11/1/24	430,000	436,201
5% 11/1/26	470,000	497,115
Series 2020 K:
4% 7/1/45	2,680,000	2,660,199
5% 7/1/40	985,000	1,052,363
Series 2021 G:
4% 3/1/46	865,000	869,669
4% 3/1/51	1,390,000	1,381,573
Series 2021 S, 4% 6/1/51	855,000	817,697
Series 2022 M:
4% 7/1/39	1,040,000	1,052,941
4% 7/1/40	1,075,000	1,081,978
4% 7/1/52	5,490,000	5,165,897
5% 7/1/32	1,485,000	1,651,993
Series 2023 E, 5.25% 7/15/48	3,700,000	4,037,171
Series A, 5% 7/1/26	935,000	940,781
Series K1:
5% 7/1/32	985,000	1,016,877
5% 7/1/33	765,000	788,590
5% 7/1/35	1,030,000	1,057,065
Series K3, 5% 7/1/43	330,000	328,219
Series R:
4% 7/1/36	935,000	951,531
5% 6/1/32	515,000	578,122
5% 6/1/33	350,000	391,683
5% 6/1/34	540,000	604,650
5% 6/1/35	815,000	908,225
Connecticut Hsg. Fin. Auth. Series 2021 B1, 3% 11/15/49	1,175,000	1,135,722
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev. Series A, 5% 9/1/33	4,680,000	4,713,453
Stratford Gen. Oblig. Series 2019, 5% 1/1/28	3,640,000	3,883,038
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	465,000	481,780
TOTAL CONNECTICUT		67,184,559
District Of Columbia - 1.4%
District of Columbia Gen. Oblig. Series 2017 D, 5% 6/1/42	470,000	493,306
District of Columbia Rev. Series 2018:
5% 10/1/25	465,000	476,609
5% 10/1/26	775,000	807,620
5% 10/1/27	845,000	895,839
5% 10/1/43	2,880,000	2,971,404
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Bonds Series 2019 C, 1.75%, tender 10/1/24 (b)	3,020,000	2,969,872
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/38	1,405,000	1,495,051
5% 10/1/44	7,485,000	7,873,670
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	6,425,000	4,930,483
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	4,490,000	4,179,239
(Dulles Metrorail and Cap. Impt. Projs.) Series 2019 B, 5% 10/1/47	7,020,000	7,258,100
Series 2009 B, 0% 10/1/32 (Assured Guaranty Corp. Insured)	1,665,000	1,238,073
TOTAL DISTRICT OF COLUMBIA		35,589,266
Florida - 3.7%
Atlantic Beach Health Care Facilities Series A, 5% 11/15/43	790,000	786,012
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	750,000	786,497
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	1,065,000	1,105,662
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	930,000	958,147
5% 7/1/32 (Assured Guaranty Muni. Corp. Insured)	2,810,000	3,268,867
5% 7/1/33 (Assured Guaranty Muni. Corp. Insured)	2,490,000	2,893,413
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A:
3% 8/15/50 (Assured Guaranty Muni. Corp. Insured)	1,805,000	1,387,312
4% 8/15/45	3,670,000	3,341,332
Florida Higher Edl. Facilities Fing. Auth.:
(Rollins College Proj.) Series 2020 A, 3% 12/1/48	8,285,000	6,473,591
(St. Leo Univ. Proj.) Series 2019:
5% 3/1/24	235,000	234,642
5% 3/1/25	625,000	614,318
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds:
Series 2023 B, 5%, tender 2/1/26 (b)	1,685,000	1,731,060
Series 2023 C, 5%, tender 12/1/25 (b)	1,220,000	1,248,848
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	5,050,000	5,035,139
Florida Mid-Bay Bridge Auth. Rev. Series 2015 A:
5% 10/1/29	2,315,000	2,361,616
5% 10/1/35	935,000	950,326
Hillsborough County Aviation Auth. Rev. Series 2018 F:
5% 10/1/37	1,415,000	1,538,786
5% 10/1/43	1,870,000	1,993,502
Hillsborough County School Board Ctfs. of Prtn. (School Board of Hillsbrough County, Florida Master Lease Prog.) Series 2017 B, 5% 7/1/28	2,460,000	2,625,471
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	465,000	471,234
5% 10/1/25	360,000	373,070
5% 10/1/26	255,000	269,202
5% 10/1/27	205,000	221,456
5% 10/1/28	405,000	447,543
5% 10/1/29	350,000	395,195
5% 10/1/30	330,000	380,003
5% 10/1/32	305,000	362,515
Lee County School Board Ctfs. Series 2019 A, 5% 8/1/28	1,890,000	2,074,341
Lee Memorial Health Sys. Hosp. Rev. Series 2019 A1:
5% 4/1/26	935,000	972,149
5% 4/1/44	3,030,000	3,159,161
Manatee County School District Series 2017, 5% 10/1/28 (Assured Guaranty Muni. Corp. Insured)	2,340,000	2,478,219
Miami Beach Health Facilities Auth. Hosp. Rev. Series 2021 B, 3% 11/15/51	2,475,000	1,892,467
Miami-Dade County Aviation Rev. Series 2020 A, 4% 10/1/37	1,870,000	1,899,887
Miami-Dade County School Board Ctfs. of Prtn. Series 2015 B, 5% 5/1/28	1,605,000	1,637,458
Miami-Dade County Wtr. & Swr. Rev. Series 2019 B, 4% 10/1/49	3,745,000	3,673,809
Orange County Health Facilities Auth. Series 2022, 4% 10/1/52	1,365,000	1,324,109
Orange County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	820,000	845,287
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/52	2,850,000	2,919,804
Palm Beach County Health Facilities Auth. Rev. Series 2019 B, 5% 5/15/53	1,425,000	1,064,956
Pasco County Tax Alloc Series 2023 A:
5.25% 9/1/36 (Assured Guaranty Muni. Corp. Insured)	500,000	580,221
5.5% 9/1/40 (Assured Guaranty Muni. Corp. Insured)	1,000,000	1,143,424
5.5% 9/1/41 (Assured Guaranty Muni. Corp. Insured)	500,000	568,541
Pasco County School Board Ctfs. of Prtn. Series 2018 A, 5% 8/1/35 (Build America Mutual Assurance Insured)	1,870,000	2,041,439
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (b)	1,165,000	1,145,202
South Miami Health Facilities Auth. Hosp. Rev.:
(Baptist Med. Ctr., FL. Proj.) Series 2017, 5% 8/15/28	1,450,000	1,550,026
Series 2017, 4% 8/15/47	8,925,000	8,447,107
St. Johns County School Board (School Board of St. Johns County, Florida Master Lease Prog.) Series 2019 A, 5% 7/1/24	750,000	755,216
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/55	955,000	955,986
Series 2015 A, 5% 12/1/40	1,570,000	1,579,813
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2016 B, 5% 7/1/37	900,000	924,745
Series 2020 B:
4% 7/1/45	2,810,000	2,757,644
5% 7/1/40	655,000	699,795
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 A:
0% 9/1/38	935,000	508,316
0% 9/1/39	795,000	408,558
0% 9/1/40	935,000	455,411
0% 9/1/41	935,000	431,791
0% 9/1/42	935,000	408,308
0% 9/1/45	1,730,000	642,437
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	230,000	243,337
5% 10/15/49	425,000	445,464
TOTAL FLORIDA		92,889,187
Georgia - 4.9%
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	2,230,000	1,563,429
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994 9, 3.8%, tender 5/21/26 (b)	3,200,000	3,202,268
Series 1994, 2.15%, tender 6/13/24 (b)	5,950,000	5,903,679
Series 2013 1st, 2.925%, tender 3/12/24 (b)	2,170,000	2,166,815
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	4,680,000	4,865,111
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	750,000	750,852
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	180,000	174,426
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	6,980,000	5,574,407
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2019 A:
4% 1/1/49	1,735,000	1,649,474
5% 1/1/26	1,145,000	1,187,152
5% 1/1/30	385,000	418,210
5% 1/1/39	1,135,000	1,196,081
5% 1/1/44	1,490,000	1,548,057
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,385,000	1,400,037
4% 7/1/43	1,445,000	1,416,066
Main Street Natural Gas, Inc. Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	2,470,000	2,473,998
Series 2021 A, 4%, tender 9/1/27 (b)	37,435,000	37,601,616
Series 2022 B, 5%, tender 6/1/29 (b)	5,210,000	5,470,709
Series 2022 E, 4%, tender 12/1/29 (b)	12,405,000	12,414,100
Series 2023 A, 5%, tender 6/1/30 (b)	14,040,000	14,837,657
Series 2023 D, 5%, tender 12/1/30 (b)	7,880,000	8,341,960
Monroe County Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Scherer Proj.) Series 1995, 2.25% 7/1/25	1,040,000	1,007,086
Paulding County Hosp. Auth. Rev. Series 2022 A:
5% 4/1/26	200,000	207,606
5% 4/1/27	165,000	174,242
5% 4/1/28	375,000	404,551
5% 4/1/29	325,000	356,444
5% 4/1/30	235,000	261,529
5% 4/1/31	280,000	315,078
5% 4/1/32	185,000	210,062
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/38	815,000	831,751
5% 4/1/27	375,000	398,214
5% 4/1/31	560,000	633,621
5% 4/1/36	450,000	502,385
Series 2020 B:
4% 9/1/38	2,810,000	2,952,364
4% 9/1/39	1,370,000	1,430,137
Series A, 5% 6/1/24	650,000	653,131
TOTAL GEORGIA		124,494,305
Hawaii - 0.1%
Hawaii Gen. Oblig.:
Series 2020 C, 4% 7/1/40	870,000	885,628
Series FG, 5% 10/1/27	935,000	985,319
Honolulu City & County Gen. Oblig. Series 2019 A, 5% 9/1/24	715,000	723,130
TOTAL HAWAII		2,594,077
Idaho - 0.3%
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
Series 2019 A, 4% 1/1/50	60,000	59,844
Series 2021 A:
5% 7/15/29	2,810,000	3,143,367
5% 7/15/30	935,000	1,060,163
5% 7/15/31	600,000	688,983
5% 7/15/32	1,170,000	1,341,850
TOTAL IDAHO		6,294,207
Illinois - 14.3%
Champaign County Cmnty. Unit:
Series 2019:
4% 6/1/26	95,000	97,159
4% 6/1/27	775,000	801,481
4% 6/1/28	585,000	610,192
4% 6/1/29	1,450,000	1,526,335
4% 6/1/30	935,000	982,952
4% 6/1/31	1,170,000	1,228,087
4% 6/1/34	935,000	973,783
4% 6/1/35	1,205,000	1,246,369
4% 6/1/36	1,475,000	1,513,611
Series 2020 A:
5% 1/1/29	630,000	685,980
5% 1/1/30	585,000	637,113
5% 1/1/31	795,000	863,481
5% 1/1/33	1,545,000	1,665,499
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	50,000	49,936
Series 2015 C:
5.25% 12/1/35	1,870,000	1,871,597
5.25% 12/1/39	40,000	39,772
Series 2016 A, 7% 12/1/44	2,995,000	3,127,053
Series 2017 C, 5% 12/1/25	290,000	294,859
Series 2017 D, 5% 12/1/31	865,000	883,768
Series 2017 H, 5% 12/1/36	650,000	657,447
Series 2018 A, 5% 12/1/27	185,000	192,233
Series 2018 C:
5% 12/1/24	100,000	100,700
5% 12/1/25	505,000	513,462
5% 12/1/27	505,000	524,744
5% 12/1/46	4,695,000	4,702,658
Series 2019 A:
5% 12/1/28	240,000	251,176
5% 12/1/29	750,000	790,845
5% 12/1/30	575,000	602,269
5% 12/1/31	600,000	626,950
Series 2021 A, 5% 12/1/38	1,200,000	1,236,036
Series 2021 B, 5% 12/1/31	1,250,000	1,323,670
Series 2022 A, 5% 12/1/47	2,085,000	2,091,570
Series 2022 B:
4% 12/1/35	1,760,000	1,744,436
4% 12/1/36	2,915,000	2,860,076
Chicago Gen. Oblig.:
Series 2003 B, 5.5% 1/1/30	1,685,000	1,706,725
Series 2019 A:
5% 1/1/28	1,070,000	1,127,614
5% 1/1/28 (Escrowed to Maturity)	180,000	195,708
5% 1/1/40	2,200,000	2,276,132
Series 2020 A:
5% 1/1/26	1,955,000	2,005,852
5% 1/1/27	1,425,000	1,486,334
5% 1/1/30	1,860,000	2,011,314
5% 1/1/32	1,215,000	1,308,342
Series 2021 A:
5% 1/1/31	1,400,000	1,530,885
5% 1/1/32	4,485,000	4,898,102
5% 1/1/34	795,000	867,186
Series 2021 B:
4% 1/1/32	1,193,000	1,220,903
4% 1/1/38	2,890,000	2,880,350
Chicago Midway Arpt. Rev. Series 2013 B, 5% 1/1/25	580,000	580,092
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 B, 5% 1/1/32	935,000	948,012
Series 2018 B:
4% 1/1/44	5,100,000	5,089,254
5% 1/1/36	2,105,000	2,316,247
5% 1/1/37	3,040,000	3,327,586
5% 1/1/48	9,830,000	10,388,995
5% 1/1/53	360,000	378,238
Series 2020 A:
4% 1/1/37	3,105,000	3,222,713
4% 1/1/38	655,000	660,647
Series 2022 D:
5% 1/1/36	2,000,000	2,315,068
5% 1/1/37	2,400,000	2,756,087
Cook County Cmnty. Consolidated School District No. 59 Series 2020:
4% 3/1/24	840,000	840,558
5% 3/1/25	795,000	812,131
5% 3/1/28	1,265,000	1,379,346
Cook County Gen. Oblig.:
Series 2021 A:
5% 11/15/31	3,415,000	3,865,114
5% 11/15/32	2,245,000	2,522,675
5% 11/15/33	2,200,000	2,458,897
Series 2021 B:
4% 11/15/25	580,000	588,702
4% 11/15/26	295,000	304,048
4% 11/15/27	300,000	313,212
4% 11/15/28	150,000	155,645
Series 2022 A, 5% 11/15/29	940,000	1,054,498
Cook County Sales Tax Rev. Series 2022 A, 5% 11/15/42	10,000,000	10,944,834
DuPage & Cook Counties Cmnty. Unit School District #205 Series 2022, 4% 9/15/42	7,900,000	7,963,551
Illinois Fin. Auth.:
(Bradley Univ. Proj.) Series 2021 A, 4% 8/1/38	1,125,000	1,114,396
Bonds Series 2021 B, 5%, tender 8/15/31 (b)	740,000	823,667
Series 2016, 3.25% 5/15/39	2,075,000	1,846,155
Series 2020 A:
3% 5/15/50	5,655,000	4,110,090
3% 5/15/50 (Build America Mutual Assurance Insured)	2,620,000	2,014,475
3.25% 8/15/49	1,025,000	792,698
Series 2021 A, 3% 8/15/48	7,430,000	5,756,578
Series 2022 A:
5.25% 10/1/52	4,525,000	4,567,021
5.5% 10/1/47	1,445,000	1,495,462
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/27	225,000	239,498
5% 10/1/28	185,000	200,453
5% 10/1/44	935,000	966,711
5% 10/1/49	1,170,000	1,198,867
5% 10/1/51	935,000	955,820
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	200,000	209,506
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A, 5% 7/15/25	280,000	287,663
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	4,820,000	4,684,295
5% 5/15/43	45,000	46,198
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	935,000	970,912
Series 2015 A:
4% 11/15/39	6,175,000	5,831,151
5% 11/15/45	9,360,000	9,480,820
Series 2016 A:
3% 10/1/37	1,455,000	1,287,674
5% 2/15/24	795,000	795,454
Series 2016 C:
4% 2/15/41	1,280,000	1,261,794
5% 2/15/31	2,340,000	2,460,194
Series 2016:
4% 12/1/35	335,000	335,089
5% 12/1/40	2,010,000	2,041,187
5% 12/1/46	11,605,000	11,703,424
Series 2019, 4% 9/1/35	420,000	371,841
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/28	4,680,000	5,094,251
Series 2014, 5% 2/1/26	515,000	515,666
Series 2016:
4% 2/1/30 (Assured Guaranty Muni. Corp. Insured)	2,590,000	2,665,615
5% 2/1/26	4,930,000	5,096,526
5% 2/1/27	575,000	604,926
Series 2017 C, 5% 11/1/29	2,440,000	2,605,142
Series 2017 D, 5% 11/1/27	2,835,000	3,022,128
Series 2018 A:
5% 10/1/24	470,000	474,781
5% 10/1/28	935,000	1,011,730
5% 10/1/29	1,495,000	1,619,182
Series 2018 B, 5% 10/1/26	935,000	978,978
Series 2019 B, 5% 9/1/24	470,000	474,152
Series 2020 B:
4% 10/1/32	2,570,000	2,667,869
5% 10/1/28	4,060,000	4,393,179
Series 2020, 5.5% 5/1/39	6,530,000	7,240,192
Series 2021 A:
4% 3/1/39	2,135,000	2,132,544
5% 3/1/28	4,000,000	4,285,793
5% 3/1/32	180,000	200,935
5% 3/1/33	935,000	1,043,711
5% 3/1/34	935,000	1,040,304
5% 3/1/46	1,870,000	1,979,280
Series 2021 B, 4% 12/1/34	1,655,000	1,698,437
Series 2022 A:
5% 3/1/29	2,060,000	2,244,590
5% 3/1/32	1,000,000	1,133,807
5% 3/1/34	3,640,000	4,100,769
5.25% 3/1/37	1,600,000	1,801,890
Series 2022 B, 5% 3/1/32	2,060,000	2,335,643
Series 2023 B:
5% 5/1/37	4,730,000	5,240,493
5.25% 5/1/40	1,160,000	1,286,528
5.25% 5/1/41	1,520,000	1,678,674
Series 2023 D:
5% 7/1/29	6,485,000	7,109,865
5% 7/1/36	2,945,000	3,287,347
Illinois Hsg. Dev. Auth. Rev. Series 2019 D, 2.7% 10/1/34	415,000	379,537
Illinois Reg'l. Trans. Auth. Series 2003 B, 5.75% 6/1/33	10,000,000	11,808,097
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2019 A, 5% 1/1/44	460,000	493,939
Series 2024 A, 5% 1/1/30	765,000	864,414
Series A:
5% 1/1/38	945,000	1,055,096
5% 1/1/41	205,000	225,622
Kane County School District No. 131 Series 2020 A:
4% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	430,000	453,306
4% 12/1/31 (Assured Guaranty Muni. Corp. Insured)	575,000	604,642
4% 12/1/33 (Assured Guaranty Muni. Corp. Insured)	240,000	251,200
4% 12/1/35 (Assured Guaranty Muni. Corp. Insured)	255,000	262,929
4% 12/1/36 (Assured Guaranty Muni. Corp. Insured)	235,000	240,552
4% 12/1/38 (Assured Guaranty Muni. Corp. Insured)	545,000	552,874
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.) Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	2,995,000	1,310,375
0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	14,385,000	5,330,772
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	2,365,000	823,175
Series 1994, 0% 6/15/29 (FGIC Insured)	4,775,000	3,945,976
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	750,000	491,321
Series 2002:
0% 12/15/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	625,000	471,766
0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,050,000	4,270,394
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	1,055,000	972,736
Series 2017 A, 5% 6/15/57	6,200,000	6,311,638
Series 2020 A:
4% 6/15/50	8,380,000	7,750,607
5% 6/15/50	6,840,000	7,059,530
Series 2020 B, 5% 6/15/42	2,520,000	2,665,418
Series 2022 A:
0% 12/15/35	730,000	461,779
0% 12/15/36	970,000	581,656
0% 12/15/37	1,175,000	666,490
0% 6/15/40	985,000	488,073
0% 6/15/41	1,355,000	635,891
Series 2023 A, 5% 12/15/28	3,070,000	3,265,916
Northern Illinois Univ. Revs. Series 2020 B:
4% 4/1/36 (Build America Mutual Assurance Insured)	1,215,000	1,250,974
4% 4/1/38 (Build America Mutual Assurance Insured)	1,215,000	1,230,603
4% 4/1/40 (Build America Mutual Assurance Insured)	815,000	816,702
Sales Tax Securitization Corp.:
Series 2023 A, 3% 1/1/27	1,420,000	1,400,771
Series 2023 C:
5% 1/1/34	10,000,000	11,434,743
5% 1/1/35	4,000,000	4,554,354
Series 2023 D, 5% 1/1/30	2,000,000	2,217,102
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	95,000	102,808
TOTAL ILLINOIS		362,636,694
Indiana - 1.0%
Indiana Fin. Auth. Health Sys. Rev.:
Bonds:
Series 2019 B, 2.25%, tender 7/1/25 (b)	545,000	535,630
Series 2023 B1, 5%, tender 7/1/28 (b)	11,235,000	12,083,805
Series 2016 A, 4% 11/1/51	4,400,000	4,099,300
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (c)	695,000	577,681
Series 2019 B, 3.5% 1/1/49	365,000	359,875
Series 2021 C1, 3% 1/1/52	480,000	462,493
Series A:
3.75% 1/1/49	1,825,000	1,808,597
5% 1/1/28	305,000	326,918
5% 7/1/28	305,000	329,273
5% 1/1/29	305,000	330,802
5% 7/1/29	255,000	278,957
Purdue Univ. Rev. Series 2023 A, 5% 7/1/36	900,000	1,068,783
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,455,000	1,519,718
Series 2020, 5% 4/1/32	715,000	778,725
TOTAL INDIANA		24,560,557
Iowa - 0.3%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	935,000	966,747
Series 2019 A1, 5% 5/15/55	3,635,000	2,673,552
Series A, 5% 5/15/48	2,505,000	1,942,900
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2, 4% 6/1/49	1,125,000	1,054,997
Series 2021 B1, 4% 6/1/49	1,180,000	1,190,733
TOTAL IOWA		7,828,929
Kentucky - 3.1%
Ashland Med. Ctr. Rev. Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	1,350,000	1,108,104
4% 2/1/36	710,000	711,270
4% 2/1/37	540,000	537,338
5% 2/1/24	1,105,000	1,105,000
5% 2/1/25	885,000	894,501
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	300,000	313,494
Carroll County Poll. Ctlr Rev. Bonds (Kentucky Utils. Co. Proj.) Series 2016 A, 1.55%, tender 9/1/26 (b)	6,250,000	5,804,133
Kenton County Arpt. Board Arpt. Rev. Series 2019:
5% 1/1/38	685,000	744,039
5% 1/1/39	645,000	697,732
5% 1/1/49	2,340,000	2,473,849
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	3,180,000	3,261,490
Kentucky Hsg. Corp. Single Family Mtg. Rev. Series 2023 A, 6% 7/1/54	13,350,000	14,750,774
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/28	935,000	1,014,139
5% 5/1/38	3,745,000	4,000,048
Series A:
4% 11/1/34	1,170,000	1,197,799
4% 11/1/35	375,000	382,654
4% 11/1/36	935,000	948,960
4% 11/1/37	1,170,000	1,182,257
5% 8/1/27	375,000	385,670
5% 11/1/29	1,035,000	1,134,294
Kentucky, Inc. Pub. Energy:
Bonds:
Series A, 4%, tender 6/1/26 (b)	10,775,000	10,790,442
Series C1, 4%, tender 6/1/25 (b)	1,870,000	1,872,923
Series A:
4% 12/1/24	470,000	470,243
4% 6/1/25	545,000	545,108
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	490,000	509,101
Series 2020 D, 5%, tender 10/1/29 (b)	590,000	644,677
Series 2023 B, 5%, tender 10/1/29 (b)	15,240,000	16,611,499
Series 2016 A, 5% 10/1/31	90,000	93,553
Series 2020 A:
3% 10/1/43	4,495,000	3,523,671
4% 10/1/39	1,405,000	1,389,286
TOTAL KENTUCKY		79,098,048
Louisiana - 0.5%
Calcasieu Parish Memorial Hosp. (Lake Charles Memorial Hosp. Proj.) Series 2019, 4% 12/1/24	1,145,000	1,141,609
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	975,000	1,063,996
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,890,000	1,924,796
Louisiana Pub. Facilities Auth. Rev.:
(Ochsner Clinic Foundation Proj.) Series 2017, 5% 5/15/27	830,000	872,828
Series 2018 E:
5% 7/1/32	1,375,000	1,495,743
5% 7/1/33	1,120,000	1,218,482
5% 7/1/34	1,295,000	1,405,727
St. John Baptist Parish Rev.:
(Marathon Oil Corp.) Series 2017, 2.2% 6/1/37 (b)	1,400,000	1,327,401
Bonds (Marathon Oil Corp.) Series 2017:
2.1%, tender 7/1/24 (b)	635,000	627,994
4.05%, tender 7/1/26 (b)	2,770,000	2,742,321
TOTAL LOUISIANA		13,820,897
Maine - 0.4%
Brunswick Series 2020, 2.25% 11/1/35	685,000	590,584
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2017 B, 5% 7/1/33	260,000	275,373
Series 2021 A, 4% 7/1/46	2,865,000	2,832,189
Maine Hsg. Auth. Mtg.:
Series 2022 E, 5% 11/15/52	1,070,000	1,103,714
Series C, 3.5% 11/15/46	580,000	576,649
Maine Tpk. Auth. Tpk. Rev. Series 2018, 5% 7/1/47	470,000	494,228
Univ. Sys. Rev. Series 2022, 5.5% 3/1/62	3,800,000	4,103,958
TOTAL MAINE		9,976,695
Maryland - 1.4%
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	375,000	354,531
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	300,000	299,166
Series 2019 C:
3.5% 3/1/50	2,105,000	2,072,183
5% 9/1/27	680,000	724,422
5% 9/1/28	110,000	119,111
Series 2020 A, 2.5% 9/1/40	4,000,000	3,226,190
Series 2023 E, 6.25% 3/1/54	555,000	608,426
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A, 5% 6/1/24	935,000	937,342
Maryland Health & Higher Edl.:
Series 2021 A:
3% 7/1/51	3,325,000	2,432,656
4% 6/1/55	585,000	489,118
5% 6/1/31	330,000	353,770
Series 2023:
5% 7/1/25	475,000	486,079
5% 7/1/28	625,000	669,935
5% 7/1/39	2,000,000	2,173,754
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2020 B:
5% 4/15/24	660,000	662,171
5% 4/15/25	860,000	878,759
Maryland Stadium Auth. Series 2022 A:
5% 6/1/47	5,725,000	6,216,729
5% 6/1/52	1,350,000	1,454,199
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	675,000	676,362
Series 2022 A, 4% 6/1/35	2,340,000	2,472,056
Maryland Trans. Auth. Trans. Facility Projs. Rev. Series 2021 A, 2.5% 7/1/47	1,650,000	1,153,967
Montgomery County Hsg. Opportunities Commission Series 2023 C, 5.75% 1/1/58	1,500,000	1,678,323
Prince Georges County Gen. Oblig. Series 2021 A, 2% 7/1/35	6,800,000	5,643,614
TOTAL MARYLAND		35,782,863
Massachusetts - 1.6%
Massachusetts Dev. Fin. Agcy. Rev.:
(Newbridge On The Charles Proj.) Series 2017, 5% 10/1/47 (c)	1,250,000	1,207,849
Series 2015:
5% 7/1/25	360,000	368,397
5% 7/1/25 (Escrowed to Maturity)	925,000	950,452
Series 2016, 5% 10/1/41	1,000,000	1,006,122
Series 2017 A, 5% 1/1/36	2,260,000	2,342,770
Series 2017, 5% 7/1/47	885,000	889,405
Series 2018, 5% 1/1/43	1,250,000	1,268,408
Series 2019 A, 5% 7/1/26	1,640,000	1,668,261
Series 2019 K:
5% 7/1/25	770,000	787,960
5% 7/1/26	1,015,000	1,060,703
5% 7/1/27	1,220,000	1,301,049
Series 2019:
5% 7/1/25	615,000	625,080
5% 7/1/26	345,000	354,213
5% 7/1/28	515,000	541,844
5% 7/1/29	470,000	498,980
5% 9/1/59	1,375,000	1,454,653
Series 2020 A, 4% 7/1/45	3,425,000	3,067,813
Series 2021 V, 5% 7/1/55	4,980,000	5,899,688
Series J2, 5% 7/1/53	3,535,000	3,614,076
Series M:
4% 10/1/50	3,485,000	2,977,768
5% 10/1/45	2,625,000	2,653,968
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	1,960,000	1,901,149
Somerville Gen. Oblig. Series 2020, 2% 10/15/37	1,000,000	784,237
Stoneham Gen. Oblig. Series 2022, 2.125% 1/15/38	1,000,000	793,916
Waltham Gen. Oblig. Series 2020, 2% 10/15/37	2,570,000	2,025,514
TOTAL MASSACHUSETTS		40,044,275
Michigan - 2.6%
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/50	800,000	811,339
Flint Hosp. Bldg. Auth. Rev. Series 2020:
4% 7/1/41	990,000	884,971
5% 7/1/25	435,000	437,836
5% 7/1/26	400,000	405,884
5% 7/1/27	620,000	634,814
5% 7/1/28	865,000	893,355
Grand Rapids Pub. Schools Series 2019, 5% 11/1/26 (Assured Guaranty Muni. Corp. Insured)	860,000	905,649
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	1,020,000	737,538
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2022 A:
5% 7/1/37	3,175,000	3,647,637
5% 7/1/38	1,325,000	1,508,244
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2022 A:
5% 7/1/37	750,000	861,647
5% 7/1/38	1,000,000	1,138,297
Lake Orion Cmnty. School District Series 2019, 5% 5/1/24	470,000	472,087
Lansing Board of Wtr. & Lt. Util. Rev. Bonds Series 2021 B, 2%, tender 7/1/26 (b)	6,940,000	6,589,009
Michigan Fin. Auth. Rev.:
(Henry Ford Health Sys. Proj.) Series 2016, 5% 11/15/25	3,950,000	4,057,902
(Trinity Health Proj.) Series 2017, 5% 12/1/37	935,000	981,611
Bonds:
Series 2019 B, 5%, tender 11/16/26 (b)	1,235,000	1,284,904
Series 2019 MI2, 5%, tender 2/1/25 (b)	695,000	705,868
Series 2015, 5% 11/15/28 (Pre-Refunded to 5/15/25 @ 100)	290,000	296,600
Series 2016, 5% 11/15/26	795,000	831,608
Series 2019 A:
3% 12/1/49	2,045,000	1,577,010
4% 12/1/49	745,000	718,563
5% 11/15/48	270,000	279,963
Series 2020 A, 4% 6/1/49	810,000	744,516
Series 2020, 5% 6/1/40	470,000	495,038
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev.:
Series 2016 B, 3.5% 6/1/47	1,160,000	1,148,931
Series 2023 B, 5.75% 6/1/54	8,000,000	8,590,317
Series A, 3.5% 12/1/50	2,355,000	2,314,819
Michigan State Hsg. Dev. Auth. Series 2021 A:
2.45% 10/1/46	2,240,000	1,564,329
2.7% 10/1/56	1,000,000	677,048
Oakland Univ. Rev.:
Series 2016, 5% 3/1/41	760,000	776,492
Series 2019 A, 5% 3/1/31	545,000	600,265
Series 2019:
5% 3/1/32	610,000	669,788
5% 3/1/33	585,000	639,347
5% 3/1/34	655,000	715,012
5% 3/1/35	655,000	714,230
5% 3/1/36	750,000	814,385
5% 3/1/37	840,000	904,212
5% 3/1/38	1,240,000	1,322,128
5% 3/1/39	840,000	891,482
Wayne County Arpt. Auth. Rev.:
Series 2023 A:
5.25% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	2,200,000	2,576,534
5.25% 12/1/41 (Assured Guaranty Muni. Corp. Insured)	2,090,000	2,434,782
5.25% 12/1/42 (Assured Guaranty Muni. Corp. Insured)	1,800,000	2,087,766
5.25% 12/1/43 (Assured Guaranty Muni. Corp. Insured)	2,075,000	2,387,120
Series 2023 C, 5.25% 12/1/40 (Assured Guaranty Muni. Corp. Insured)	2,055,000	2,406,717
TOTAL MICHIGAN		66,137,594
Minnesota - 1.3%
City of White Bear Lake (YMCA of Greater Twin Cities Proj.) Series 2018, 5% 6/1/27	470,000	490,081
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A, 5% 2/15/43	470,000	481,967
Minneapolis Health Care Sys. Rev. Bonds:
Series 2023 A, 5%, tender 11/15/28 (b)	10,845,000	11,754,082
Series 2023 B, 5%, tender 11/15/30 (b)	4,175,000	4,593,401
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2016 A, 5% 5/1/46	1,365,000	1,245,259
Series 2018 A, 5% 10/1/45	5,000	5,082
Minnesota Hsg. Fin. Agcy.:
Series 2023 E, 6.25% 7/1/54	500,000	548,572
Series 2023 F, 5.75% 7/1/53	620,000	663,840
Series 2023, 6% 7/1/53	3,075,000	3,332,701
Mounds View Independent School District #621 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.45% 2/1/37	1,155,000	1,150,290
3.55% 2/1/38	1,205,000	1,184,769
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	505,000	477,160
5% 5/1/48	630,000	660,109
Sauk Rapids Minn Independent School District # 47 Series 2020 A, 2.5% 2/1/38	1,855,000	1,560,816
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(c)	1,340,000	1,303,385
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2015 A, 5% 7/1/29	2,095,000	2,133,461
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.6% 2/1/37	845,000	847,640
3.65% 2/1/38	885,000	874,024
TOTAL MINNESOTA		33,306,639
Mississippi - 0.1%
Mississippi Hosp. Equip. & Facilities Auth.:
Bonds Series II, 5%, tender 3/1/27 (b)	565,000	590,575
Series I:
5% 10/1/24	500,000	504,725
5% 10/1/26	610,000	635,992
5% 10/1/28	935,000	1,005,100
TOTAL MISSISSIPPI		2,736,392
Missouri - 0.8%
Kansas City Wtr. Rev. Series 2020 A:
4% 12/1/32	630,000	682,619
4% 12/1/34	375,000	402,720
4% 12/1/36	655,000	690,514
4% 12/1/37	470,000	489,985
4% 12/1/40	470,000	481,306
5% 12/1/28	545,000	605,475
5% 12/1/29	330,000	374,334
5% 12/1/30	620,000	716,035
5% 12/1/35	560,000	647,420
Missouri Health & Edl. Facilities Rev. Series 2019 A:
4% 10/1/48	4,480,000	4,394,248
5% 10/1/46	430,000	455,191
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
(First Place Homeownership Ln. Prog.) Series 2023 E, 6.5% 5/1/54	1,235,000	1,400,375
Series 2019, 4% 5/1/50	100,000	99,786
Series 2021 A, 3% 5/1/52	2,200,000	2,127,304
Saint Louis Arpt. Rev. Series 2019 C, 5% 7/1/27	2,275,000	2,439,913
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A:
5.125% 9/1/48	55,000	50,571
5.25% 9/1/53	3,910,000	3,597,028
TOTAL MISSOURI		19,654,824
Montana - 0.2%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	50,000	49,828
Montana Facility Fin. Auth.:
Series 2018 B, 5% 7/1/28	645,000	677,547
Series 2021 A, 3% 6/1/50	4,950,000	3,596,009
TOTAL MONTANA		4,323,384
Nebraska - 1.0%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	9,755,000	10,307,971
Series 2019, 4%, tender 8/1/25 (b)	12,540,000	12,587,945
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.) Series 2021 A, 3% 7/1/51	940,000	679,367
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2020 A, 3.5% 9/1/50	2,895,000	2,849,314
TOTAL NEBRASKA		26,424,597
Nevada - 0.5%
Clark County Arpt. Rev. Series 2014 A2, 5% 7/1/30	395,000	397,111
Clark County School District Series 2017 A:
5% 6/15/24	235,000	236,527
5% 6/15/26	200,000	209,610
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2022 A, 4% 6/1/40	1,245,000	1,278,220
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 4% 4/1/49	1,340,000	1,336,554
Series 2019 B, 4% 10/1/49	145,000	144,632
Series 2021 A, 3% 4/1/51	1,500,000	1,452,700
Series 2021 B, 3% 10/1/51	6,295,000	6,059,625
Nevada Hwy. Impt. Rev. Series 2020 A, 2% 12/1/32	3,020,000	2,676,269
TOTAL NEVADA		13,791,248
New Hampshire - 0.8%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	1,755,000	1,340,416
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	1,596,972	1,564,097
Series 2022 1, 4.375% 9/20/36	2,253,819	2,235,947
Series 2023 2A, 3.875% 1/20/38	6,255,792	5,897,791
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A, 5% 8/1/34	295,000	311,209
Series 2017, 5% 7/1/44	2,185,000	2,118,236
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	7,610,709	7,309,490
TOTAL NEW HAMPSHIRE		20,777,186
New Jersey - 4.7%
Camden County Impt. Auth. Health Care Redev. Rev. Series 2014 A, 5% 2/15/26 (Pre-Refunded to 2/15/24 @ 100)	935,000	935,481
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (c)	310,000	214,298
Series 2024 SSS:
5% 6/15/33 (d)	750,000	870,700
5.25% 6/15/36 (d)	1,055,000	1,245,741
Series A, 5% 11/1/31	2,560,000	2,859,087
Series QQQ, 4% 6/15/46	740,000	727,360
New Jersey Econ. Dev. Auth. Lease Rev. (State House Proj.) Series 2017 B:
5% 6/15/26	935,000	978,833
5% 6/15/35	545,000	591,062
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (c)	220,000	145,171
(Provident Montclair Proj.) Series 2017, 5% 6/1/25 (Assured Guaranty Muni. Corp. Insured)	970,000	991,746
Series 2014 RR, 5% 6/15/32 (Pre-Refunded to 6/15/24 @ 100)	195,000	196,089
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	245,000	246,686
Series 2016 A, 5% 7/15/27	935,000	975,122
Series 2018 EEE, 5% 6/15/28	550,000	598,935
Series LLL:
4% 6/15/44	2,745,000	2,742,897
4% 6/15/49	2,515,000	2,423,545
Series MMM:
4% 6/15/35	1,085,000	1,123,721
4% 6/15/36	420,000	432,790
New Jersey Edl. Facility Series A:
5% 7/1/38	1,980,000	2,094,440
5% 7/1/39	2,080,000	2,188,324
New Jersey Gen. Oblig. Series 2020 A, 5% 6/1/28	935,000	1,025,387
New Jersey Health Care Facilities Fing. Auth. Rev.:
Bonds Series 2019 B3, 5%, tender 7/1/26 (b)	1,585,000	1,645,869
Series 2016:
4% 7/1/48	3,355,000	3,055,834
5% 7/1/28	1,095,000	1,120,982
5% 7/1/41	85,000	85,817
Series 2021, 3% 7/1/39	1,910,000	1,606,512
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev. Series 2019 A, 5% 12/1/25	200,000	206,848
New Jersey Tobacco Settlement Fing. Corp.:
Series 2018 A, 5% 6/1/28	935,000	1,005,257
Series 2018 B, 5% 6/1/46	4,855,000	4,937,998
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	630,000	640,392
Series D, 5% 1/1/28	1,000,000	1,048,636
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	1,820,000	1,934,267
Series 2006 C:
0% 12/15/25	5,025,000	4,701,394
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	1,310,000	1,083,781
0% 12/15/30 (FGIC Insured)	2,100,000	1,674,045
0% 12/15/31 (FGIC Insured)	5,400,000	4,146,006
0% 12/15/33 (Assured Guaranty Muni. Corp. Insured)	3,190,000	2,297,624
Series 2010 A:
0% 12/15/27	1,130,000	992,903
0% 12/15/30	1,000,000	794,476
Series 2018 A:
5% 12/15/32	630,000	688,176
5% 12/15/34	1,915,000	2,078,267
Series 2019 BB, 4% 6/15/50	1,360,000	1,314,073
Series 2021 A:
4% 6/15/34	550,000	577,946
4% 6/15/38	750,000	771,691
5% 6/15/32	1,095,000	1,258,436
5% 6/15/33	4,230,000	4,853,144
Series 2022 A, 4% 6/15/40	3,125,000	3,170,258
Series 2022 AA:
5% 6/15/30	1,845,000	2,089,112
5% 6/15/31	4,485,000	5,159,708
5% 6/15/33	1,250,000	1,456,377
Series 2022 BB:
4% 6/15/46	5,350,000	5,274,019
4% 6/15/50	3,600,000	3,484,003
Series A:
0% 12/15/31	1,615,000	1,237,088
4% 12/15/39	935,000	943,806
4.25% 12/15/38	2,355,000	2,394,462
Series AA:
4% 6/15/39	975,000	993,832
4% 6/15/45	5,915,000	5,869,933
4% 6/15/50	6,105,000	5,908,289
5% 6/15/36	1,075,000	1,206,664
5% 6/15/50	470,000	498,456
Series BB, 4% 6/15/44	1,215,000	1,207,371
Newark Port Auth. Hsg. Auth. Rev. Series 2007, 5.25% 1/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	935,000	965,624
Ocean City Gen. Oblig. Series 2020 B, 2% 10/15/30	635,000	575,171
Port Auth. of New York & New Jersey Series 2023 243, 5% 12/1/37	4,750,000	5,590,815
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A:
5% 11/1/38	1,000,000	1,091,038
5% 11/1/40	1,350,000	1,456,398
TOTAL NEW JERSEY		118,700,213
New Mexico - 0.7%
Albuquerque Wtr. Util. Auth. Series 2018, 5% 7/1/28	935,000	983,037
New Mexico Hosp. Equip. Ln. Council Rev. Bonds Series 2019 B, 5%, tender 8/1/25 (b)	1,365,000	1,397,206
New Mexico Mtg. Fin. Auth.:
Series 2018 A1, 4% 1/1/49	1,000,000	996,613
Series 2019 C, 4% 1/1/50	550,000	548,622
Series 2019 D, 3.75% 1/1/50	205,000	203,036
Series 2021 C, 3% 1/1/52	2,585,000	2,493,815
Series 2021 D, 3% 7/1/52	3,135,000	3,021,404
Series 2023 C, I 5.75% 3/1/54	1,915,000	2,067,425
New Mexico Muni. Energy Acquisition Auth. Gas Supply Rev.:
Bonds Series 2019 A, 5%, tender 5/1/25 (b)	4,680,000	4,748,156
Series 2019 A, 4% 5/1/24	630,000	630,499
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	65,000	62,715
5% 5/15/39	45,000	41,166
5% 5/15/44	45,000	39,757
5% 5/15/49	100,000	84,209
TOTAL NEW MEXICO		17,317,660
New York - 12.9%
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (b)	2,435,000	2,401,702
Series 2018, 5% 9/1/36	235,000	256,930
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	280,000	277,463
Nassau County Gen. Oblig. Series 2023 B:
5% 4/1/38	2,000,000	2,343,032
5% 4/1/39	1,800,000	2,096,119
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	2,055,000	2,191,591
New York City Gen. Oblig.:
Bonds Series 2015 F4, 5%, tender 12/1/25 (f)	990,000	1,013,965
Series 2021 A1, 5% 8/1/31	3,990,000	4,584,003
Series 2022 A1, 5% 9/1/39	9,105,000	10,393,019
Series 2023 1, 5% 8/1/28	1,000,000	1,103,333
Series 2023 E1:
5% 4/1/38	2,000,000	2,315,081
5% 4/1/39	2,800,000	3,219,365
5% 4/1/40	9,000,000	10,272,996
5% 4/1/41	1,000,000	1,134,018
Series 2024 A:
5% 8/1/39	2,635,000	3,042,123
5% 8/1/42	2,000,000	2,263,217
New York City Hsg. Dev. Corp. Bonds Series 2023 E2, 3.8%, tender 1/3/28 (b)	650,000	653,261
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (b)	1,185,000	1,124,810
Series 2021 K2, 0.9%, tender 1/1/26 (b)	6,590,000	6,131,066
Series 2021, 0.6%, tender 7/1/25 (b)	1,545,000	1,466,803
Series 2022 F 2B, 3.4%, tender 12/22/26 (b)	8,400,000	8,373,676
Series 2023 A2:
3.7%, tender 12/30/27 (b)	3,955,000	3,973,600
3.73%, tender 12/29/28 (b)	4,410,000	4,432,147
Series 2023 D, 4.3%, tender 11/1/28 (b)	2,140,000	2,181,559
Series 2019 J, 3.05% 11/1/49	1,145,000	903,240
Series 2021 C1, 2.5% 11/1/51	4,155,000	2,802,238
Series 2021 F1:
2.25% 11/1/41	6,515,000	4,765,018
2.4% 11/1/46	1,445,000	1,022,448
New York City Transitional Fin. Auth. Series 2024 B:
5% 5/1/37	2,500,000	2,954,978
5% 5/1/38	5,000,000	5,855,293
5% 5/1/39	3,600,000	4,185,049
5% 5/1/40	8,665,000	9,980,673
New York City Transitional Fin. Auth. Bldg. Aid Rev. (New York State Gen. Oblig. Proj.) Series 2015 S-1, 5% 7/15/35	6,550,000	6,653,951
New York City Transitional Fin. Auth. Rev. Series 2022 B1, 5.25% 11/1/37	5,880,000	6,957,564
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	3,370,000	3,921,429
New York Dorm. Auth. Rev.:
Bonds:
Series 2019 B2, 5%, tender 5/1/24 (b)	825,000	826,000
Series 2019 B3, 5%, tender 5/1/26 (b)	595,000	610,933
Series 2022 A:
5% 7/1/36	750,000	841,473
5% 7/15/37	380,000	399,998
5% 7/1/40	935,000	1,013,838
5% 7/1/41	935,000	1,009,064
5% 7/15/42	1,075,000	1,098,825
5% 7/15/50	2,775,000	2,780,034
Series 2022:
5% 7/1/30	1,540,000	1,640,371
5% 7/1/31	1,615,000	1,730,274
5% 7/1/38	780,000	810,372
5% 7/1/39	1,225,000	1,264,978
5% 7/1/40	2,760,000	2,836,994
5% 7/1/41	2,900,000	2,969,227
5% 7/1/42	1,520,000	1,549,298
5% 7/1/57	6,385,000	6,266,313
New York Dorm. Auth. Sales Tax Rev. Series 2023 A1, 5% 3/15/41	15,720,000	18,004,690
New York Metropolitan Trans. Auth. Dedicated Tax Fund Rev. Series 2012 A, 0% 11/15/32	5,160,000	3,917,792
New York Metropolitan Trans. Auth. Rev.:
Series 2015 A1, 5% 11/15/29	400,000	406,235
Series 2015 D1, 5% 11/15/28	2,310,000	2,367,106
Series 2017 C1, 5% 11/15/34	2,230,000	2,388,660
Series 2017 D:
5% 11/15/30	8,760,000	9,440,895
5% 11/15/35	1,870,000	1,995,575
Series 2020 D, 4% 11/15/46	12,660,000	12,184,774
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	935,000	994,772
Series 2019 D, 3% 2/15/49	3,920,000	3,166,379
Series 2021 A, 4% 3/15/38	4,000,000	4,132,866
Series 2021 E:
3% 3/15/50	2,340,000	1,874,914
4% 3/15/39	4,000,000	4,115,984
4% 3/15/45	5,435,000	5,397,341
4% 3/15/47	3,830,000	3,784,022
Series 2022 A, 5% 3/15/41	12,850,000	14,469,144
Series 2023 A:
5% 3/15/30	7,705,000	8,805,420
5% 3/15/40	4,000,000	4,573,717
New York State Hsg. Fin. Agcy. Rev. Bonds:
Series 2021 J2:
1%, tender 11/1/26 (b)	960,000	884,867
1.1%, tender 5/1/27 (b)	3,545,000	3,215,603
Series 2023 C2, 3.8%, tender 5/1/29 (b)	12,625,000	12,666,904
New York State Mtg. Agcy. Homeowner Mtg. Series 2020 225, 2.45% 10/1/45	10,000,000	7,190,909
New York State Urban Dev. Corp.:
Series 2020 A:
4% 3/15/45	1,170,000	1,163,538
4% 3/15/49	7,380,000	7,264,970
Series 2020 C, 4% 3/15/39	3,315,000	3,417,070
Series 2020 E:
3% 3/15/50	1,525,000	1,208,016
4% 3/15/44	8,705,000	8,691,198
4% 3/15/45	7,020,000	6,981,226
New York Trans. Dev. Corp. (Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 C, 5% 12/1/33	325,000	355,365
Niagara Area Dev. Corp. Rev. (Catholic Health Sys., Inc. Proj.) Series 2022, 4.5% 7/1/52	1,775,000	1,308,375
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A, 5% 12/1/26 (Assured Guaranty Muni. Corp. Insured)	1,520,000	1,521,170
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (c)	250,000	226,616
5.375% 11/1/54 (c)	935,000	728,594
Triborough Bridge & Tunnel Auth. Series 2021 B, 4% 5/15/56	1,645,000	1,613,787
Triborough Bridge & Tunnel Auth. Revs.:
Series 2022 A:
5% 11/15/40	2,280,000	2,602,207
5% 11/15/41	1,750,000	1,986,177
Series 2023 B1:
5% 11/15/39	1,130,000	1,316,350
5% 11/15/40	1,000,000	1,155,087
5% 11/15/41	1,750,000	2,009,099
5% 11/15/42	1,000,000	1,142,113
5% 11/15/43	1,000,000	1,135,445
TOTAL NEW YORK		326,699,724
North Carolina - 1.5%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 4% 6/1/39	820,000	837,799
Charlotte Int'l. Arpt. Rev. Series 2023 A:
5% 7/1/37	775,000	910,500
5% 7/1/38	785,000	911,530
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2018 C, 3.45%, tender 10/31/25 (b)	5,130,000	5,144,930
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	50,000	53,796
North Carolina Hsg. Fin. Agcy. Home Ownership Rev.:
Series 2020 45, 3% 7/1/51	12,990,000	12,579,706
Series 2023 52A, 6.25% 1/1/55	1,105,000	1,211,825
North Carolina Med. Care Commission Health Care Facilities Rev.:
Bonds Series 2019 C, 2.55%, tender 6/1/26 (b)	1,260,000	1,239,167
Series 2020 A, 3% 7/1/45	1,335,000	1,059,716
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019, 5% 1/1/49	13,100,000	13,632,878
TOTAL NORTH CAROLINA		37,581,847
North Dakota - 0.3%
Grand Forks Health Care Sys. Rev. Series 2021, 4% 12/1/46	1,060,000	942,111
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	705,000	682,706
Series 2021 B, 3% 7/1/52	1,940,000	1,864,329
Series 2022, 5% 1/1/53	2,645,000	2,728,268
Series 2023 F, 6.25% 1/1/54	390,000	427,981
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	2,865,000	1,980,686
TOTAL NORTH DAKOTA		8,626,081
Ohio - 2.6%
Akron Bath Copley Hosp. District Rev.:
Series 2016, 5.25% 11/15/46	3,495,000	3,540,996
Series 2020, 5% 11/15/31	360,000	391,995
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	935,000	954,079
Series 2016, 5% 2/15/46	1,625,000	1,654,017
Series 2023 A:
5% 2/15/30	1,725,000	1,937,483
5% 2/15/31	1,425,000	1,625,992
5% 2/15/32	1,900,000	2,200,764
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	2,030,000	1,540,096
4% 6/1/48	660,000	609,630
5% 6/1/36	2,045,000	2,212,764
Series 2020 B2, 5% 6/1/55	5,430,000	5,126,582
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	935,000	947,072
Cleveland Arpt. Sys. Rev. Series 2016 A, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	685,000	696,209
Cleveland-Cuyahoga County Port Auth. Rev. (Euclid Avenue Dev. Corp. Proj.) Series 2022 A:
5% 8/1/39	1,250,000	1,316,401
5.25% 8/1/40	1,320,000	1,414,693
5.25% 8/1/41	1,390,000	1,482,827
5.25% 8/1/42	1,465,000	1,556,847
Cuyahoga County Hosp. Rev. Series 2017, 5.5% 2/15/52	3,720,000	3,778,520
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013, 4.25% 6/15/24	360,000	359,081
Hamilton County Healthcare Rev. (Life Enriching Cmntys. Proj.) Series 2016, 5% 1/1/51	935,000	850,200
Hamilton County Hosp. Facilities Rev. (Trihealth, Inc. Obligated Group Proj.) Series 2017 A, 5% 8/15/33	770,000	813,499
Miami County Hosp. Facilities Rev. (Kettering Health Network Obligated Group Proj.) Series 2019, 5% 8/1/45	3,320,000	3,422,956
Middleburg Heights Hosp. Rev. Series 2021 A, 4% 8/1/41	1,590,000	1,506,184
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College 2020 Proj.) Series 2020:
4% 7/1/40	685,000	691,776
5% 7/1/35	2,455,000	2,725,706
5% 7/1/42	4,235,000	4,551,577
(Kenyon College, Oh. Proj.) Series 2017, 5% 7/1/42	1,590,000	1,652,030
Ohio Hosp. Rev.:
Bonds Series 2019 C, 2.75%, tender 5/1/28 (b)	1,255,000	1,234,274
Series 2020 A, 4% 1/15/50	265,000	247,450
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	75,000	75,525
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	1,580,000	1,743,847
Ohio Major New State Infrastructure Rev. Series 2021 1A, 5% 12/15/31	1,310,000	1,544,006
Ohio Spl. Oblig. (Trans. Bldg. Fund Projs.) Series 2023 A, 5% 4/1/36	1,000,000	1,163,810
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/39	590,000	667,625
Ross County Hosp. Facilities Rev. (Adena Health Sys. Obligated Group Proj.) Series 2019:
5% 12/1/24	490,000	495,939
5% 12/1/25	430,000	442,708
5% 12/1/26	560,000	587,514
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/26	1,815,000	1,866,831
5% 2/15/27	1,510,000	1,557,234
Series 2019, 5% 2/15/29	505,000	524,816
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	830,000	847,196
6% 12/1/29	880,000	904,784
6% 12/1/30	930,000	959,458
6% 12/1/31	995,000	1,029,035
TOTAL OHIO		65,452,028
Oklahoma - 0.1%
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019:
5% 8/1/26	335,000	341,149
5% 8/1/44	620,000	619,578
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev.:
(Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	295,000	325,733
(Homeownership Load Prog.) Series 2023 D, 6.5% 9/1/54	285,000	322,733
TOTAL OKLAHOMA		1,609,193
Oregon - 0.6%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A:
5% 8/15/36	1,215,000	1,329,693
5% 8/15/38	3,465,000	3,737,780
Oregon Gen. Oblig. Series 2022 A, 5% 12/1/52	1,825,000	1,882,941
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single-Family Mtg. Prog.) Series 2019 A, 2.65% 7/1/39	570,000	476,506
Series 2019 A, 4% 7/1/50	6,000,000	5,982,088
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	3,125,000	2,365,428
TOTAL OREGON		15,774,436
Pennsylvania - 5.3%
Allegheny County Arpt. Auth. Rev.:
Series 2021 B, 5% 1/1/51	7,525,000	7,954,309
Series 2023 B:
5.25% 1/1/48	850,000	950,452
5.25% 1/1/53	1,000,000	1,108,132
Allegheny County Higher Ed. Bldg. Auth. Series 2024 A, 5% 8/1/27	3,940,000	4,261,785
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	445,000	365,250
4% 12/1/41	995,000	695,119
4.25% 12/1/50	1,110,000	720,442
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021, 5% 7/1/36	565,000	517,053
Commonwealth Fing. Auth. Rev.:
Series 2019 B, 5% 6/1/26	635,000	665,230
Series 2020 A:
5% 6/1/29	1,640,000	1,824,705
5% 6/1/32	2,810,000	3,190,976
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/34	1,065,000	1,103,437
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	1,640,000	1,653,362
Series 2017, 5% 7/1/30	1,345,000	1,401,728
Doylestown Hosp. Auth. Hosp. Rev. Series 2019 A:
5% 7/1/49	860,000	799,247
5% 7/1/49 (Pre-Refunded to 7/1/29 @ 100)	95,000	105,677
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 C, 5%, tender 4/1/30 (b)	3,675,000	3,993,739
Lancaster Muni. Auth. Rev. Series 2023 B, 5% 6/1/29	2,515,000	2,794,293
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
5% 7/1/24	1,590,000	1,599,812
5% 7/1/26	1,780,000	1,848,358
5% 7/1/27	1,870,000	1,973,668
5% 7/1/28	1,945,000	2,085,666
Monroeville Fin. Auth. UPMC Rev. Series 2023 C, 5% 5/15/35	380,000	436,631
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A, 5% 10/1/40	2,515,000	2,414,287
Series 2019:
4% 9/1/36	700,000	707,325
4% 9/1/37	700,000	707,080
4% 9/1/38	1,590,000	1,602,324
4% 9/1/39	1,030,000	1,035,105
4% 9/1/44	235,000	227,508
5% 9/1/24	630,000	634,515
Series 2020:
5% 4/1/24	340,000	340,390
5% 4/1/25	260,000	262,496
5% 4/1/26	310,000	310,761
5% 4/1/27	590,000	593,808
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2020 A:
5% 4/15/24	515,000	516,694
5% 4/15/25	700,000	715,269
Series 2023 A2, 5% 5/15/35	500,000	576,692
Series 2023 B, 5% 5/15/35	500,000	576,692
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Presbyterian Sr. Living Proj.):
Series 2023 B1, 5.25% 7/1/49	900,000	923,339
Series 2023 B2, 5.25% 7/1/46	965,000	997,428
Pennsylvania Gen. Oblig. Series 2018:
3.2% 3/1/29	3,750,000	3,780,421
3.35% 3/1/30	5,580,000	5,644,515
Pennsylvania Higher Edl. Facilities Auth. Rev.:
Series 2012, 5% 11/1/42	1,280,000	1,280,411
Series 2016, 5% 5/1/34	1,495,000	1,532,735
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 137, 3% 10/1/51	2,880,000	2,759,939
Series 2023 142A:
4.5% 10/1/38	1,940,000	2,024,163
5% 10/1/43	1,400,000	1,472,102
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	1,385,000	1,359,147
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2016, 5% 6/1/36	1,870,000	1,934,968
Series 2021 A:
4% 12/1/43	2,810,000	2,799,054
4% 12/1/46	4,680,000	4,591,013
4% 12/1/50	935,000	906,271
Philadelphia Auth. for Indl. Dev.:
Series 2015 1, 5% 4/1/33	495,000	503,863
Series 2017, 5% 11/1/47	975,000	989,586
Philadelphia Gen. Oblig.:
Series 2019 A, 5% 8/1/26	1,090,000	1,144,548
Series 2019 B:
5% 2/1/34	2,105,000	2,323,110
5% 2/1/35	2,575,000	2,834,949
5% 2/1/36	2,260,000	2,474,760
Philadelphia School District:
Series 2018 A, 5% 9/1/26	1,310,000	1,367,072
Series 2019 A:
4% 9/1/35	1,170,000	1,199,416
5% 9/1/26	1,870,000	1,961,410
5% 9/1/30	1,250,000	1,375,095
5% 9/1/32	935,000	1,026,560
5% 9/1/34 (Assured Guaranty Muni. Corp. Insured)	580,000	634,080
5% 9/1/44	1,355,000	1,433,987
Series 2019 B, 5% 9/1/26	1,035,000	1,080,091
Philadelphia Wtr. & Wastewtr. Rev.:
Series 2022 C:
5% 6/1/33	650,000	764,296
5% 6/1/34	800,000	938,726
Series 2023 B:
5% 9/1/38 (Assured Guaranty Muni. Corp. Insured)	1,500,000	1,734,675
5% 9/1/41 (Assured Guaranty Muni. Corp. Insured)	4,330,000	4,916,578
5% 9/1/42 (Assured Guaranty Muni. Corp. Insured)	3,500,000	3,944,543
5.5% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	2,755,000	3,147,444
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/44 (Assured Guaranty Muni. Corp. Insured)	420,000	448,089
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2019 A:
4% 6/1/44	220,000	214,561
4% 6/1/49	520,000	490,849
5% 6/1/44	380,000	397,477
5% 6/1/49	605,000	626,472
Series 2023 A, 5% 6/1/29	8,050,000	8,943,961
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2016 A, 5% 6/1/32 (Assured Guaranty Muni. Corp. Insured)	830,000	867,886
Union County Hosp. Auth. Rev. Series 2018 B, 5% 8/1/48	1,340,000	1,378,612
TOTAL PENNSYLVANIA		134,438,219
Puerto Rico - 1.4%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
4% 7/1/42 (c)	1,750,000	1,584,035
5% 7/1/33 (c)	835,000	864,233
5% 7/1/37 (c)	3,500,000	3,567,143
Series 2022 A, 4% 7/1/42 (c)	1,750,000	1,584,035
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	8,638,773	5,493,608
4% 7/1/33	5,651,810	5,483,155
4% 7/1/35	2,035,000	1,941,382
5.625% 7/1/27	589,592	622,557
5.625% 7/1/29	4,000,136	4,331,806
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2019 A2, 4.329% 7/1/40	9,120,000	9,063,025
TOTAL PUERTO RICO		34,534,979
Rhode Island - 0.6%
Pub. Bldgs Authr (Cap. Impt. Prog. Projs.) Series 2020 A, 5% 9/15/39 (Assured Guaranty Muni. Corp. Insured)	1,490,000	1,573,780
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016 B:
5% 9/1/31	855,000	850,505
5% 9/1/36	1,670,000	1,624,659
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2023:
5% 11/1/36	225,000	259,824
5% 11/1/39	255,000	287,877
5% 11/1/41	750,000	839,212
5% 11/1/42	1,000,000	1,114,602
5% 11/1/43	1,300,000	1,444,489
5% 11/1/47	5,500,000	6,026,754
Rhode Island Hsg. & Mtg. Fin. Corp. Series 2019 70, 4% 10/1/49	115,000	114,679
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	830,000	818,919
TOTAL RHODE ISLAND		14,955,300
South Carolina - 0.8%
Charleston County Arpt. District Series 2019, 5% 7/1/48	1,755,000	1,867,524
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	200,000	199,437
Series 2023 B, 6% 1/1/54	980,000	1,084,703
South Carolina Jobs-Econ. Dev. Auth.:
Series 2019 C, 5% 7/1/33	1,220,000	1,320,230
Series 2023:
4% 2/1/42	2,110,000	2,124,393
4% 2/1/43	2,500,000	2,510,583
5% 2/1/40	1,460,000	1,618,734
5% 2/1/41	2,000,000	2,203,320
South Carolina Jobs-Econ. Dev. Auth. Econ. Dev. Rev. Series 2022 A, 4% 4/1/52	2,900,000	2,828,625
South Carolina Pub. Svc. Auth. Rev.:
Series 2014 C, 5% 12/1/26	95,000	95,570
Series 2016 A, 5% 12/1/33	205,000	211,341
Series 2020 A, 5% 12/1/32	1,580,000	1,771,785
Spartanburg County Reg'l. Health Series 2017 A, 5% 4/15/48	2,310,000	2,388,557
TOTAL SOUTH CAROLINA		20,224,802
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Bonds Series 2019 A, 5%, tender 7/1/24 (b)	1,495,000	1,497,978
Series 2020 A, 3% 9/1/45	1,730,000	1,346,737
South Dakota Hsg. Dev. Auth. Series 2023 G, 6.25% 5/1/55	560,000	614,828
TOTAL SOUTH DAKOTA		3,459,543
Tennessee - 1.2%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1:
4% 8/1/44	7,770,000	7,455,165
5% 8/1/25	575,000	586,625
Series 2019 A2, 5% 8/1/44	2,105,000	2,177,039
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/27	560,000	582,445
5% 4/1/27 (Escrowed to Maturity)	30,000	31,904
5% 4/1/28	375,000	392,413
5% 4/1/28 (Escrowed to Maturity)	20,000	21,699
5% 4/1/41	445,000	462,726
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	25,000	27,396
Johnson City Health & Edl. Hosp. Rev. Series 2023 A, 5% 7/1/24	1,250,000	1,255,861
Metropolitan Govt. of Nashville & Davidson County Series 2023:
5% 5/1/43	2,000,000	2,178,373
5.25% 5/1/48	5,000,000	5,458,448
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,150,000	1,919,510
5.25% 10/1/58	1,145,000	1,171,556
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	1,895,000	1,909,385
Tennessee Hsg. Dev. Agcy. Series 2015 A, 3.5% 7/1/45	590,000	584,321
Tennessee Hsg. Dev. Agcy. Residential:
Series 2019 3:
2.6% 7/1/39	265,000	216,322
2.8% 7/1/44	325,000	255,866
Series 2019 4, 2.9% 7/1/39	195,000	167,531
Series 2021 1, 3% 7/1/51	2,330,000	2,261,135
Series 2021 3A, 3% 1/1/52	770,000	741,882
TOTAL TENNESSEE		29,857,602
Texas - 6.9%
Bell County Gen. Oblig. Series 2021:
2% 2/15/34	2,500,000	2,120,368
2% 2/15/35	1,000,000	832,921
Brazos County Gen. Oblig. Series 2020:
1.75% 9/1/33	1,355,000	1,125,730
1.875% 9/1/35	705,000	570,075
Central Reg'l. Mobility Auth.:
Series 2020 B:
4% 1/1/34	260,000	271,502
4% 1/1/35	210,000	218,854
4% 1/1/36	230,000	238,339
4% 1/1/37	330,000	339,290
4% 1/1/38	435,000	444,063
4% 1/1/39	560,000	568,876
4% 1/1/40	215,000	217,527
5% 1/1/27	185,000	194,411
5% 1/1/28	215,000	229,795
5% 1/1/29	795,000	863,766
5% 1/1/30	375,000	414,422
5% 1/1/31	185,000	204,510
5% 1/1/32	185,000	204,100
5% 1/1/33	280,000	308,863
Series 2021 B:
5% 1/1/30	935,000	1,033,292
5% 1/1/32	1,195,000	1,337,130
5% 1/1/39	1,215,000	1,322,238
5% 1/1/46	3,275,000	3,483,758
Series 2021 C, 5% 1/1/27	3,525,000	3,631,333
Clear Creek Independent School District Bonds Series 2013 B, 3.6%, tender 8/15/25 (b)	1,600,000	1,610,379
Coppell Tex Series 2020, 1.625% 2/1/37	1,495,000	1,098,566
Cypress-Fairbanks Independent School District Series 2019 A, 3% 2/15/33	2,765,000	2,731,772
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 B:
4% 11/1/34	1,320,000	1,388,948
4% 11/1/35	1,175,000	1,223,931
Series 2023 B, 5% 11/1/39	2,600,000	3,008,290
Dallas Independent School District Series 2019, 5% 2/15/24	655,000	655,410
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	470,000	493,021
Denton Independent School District Bonds Series 2014 B:
2%, tender 8/1/24 (b)	85,000	84,526
2%, tender 8/1/24 (b)	455,000	451,864
2%, tender 8/1/24 (b)	90,000	89,498
Frisco Texas:
Series 2020:
2% 2/15/34	1,545,000	1,319,756
2% 2/15/35	1,575,000	1,316,868
2% 2/15/36	1,610,000	1,309,337
2% 2/15/37	1,640,000	1,288,478
Series 2022:
2% 2/15/35	4,460,000	3,729,036
2% 2/15/36	4,550,000	3,700,300
Grand Parkway Trans. Corp. Bonds Series 2023, 5%, tender 4/1/28 (b)	10,230,000	10,938,440
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2024, 5% 5/15/29 (d)	2,250,000	2,480,397
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	470,000	495,118
Hays Consolidated Independent School District Series 2022:
4% 2/15/38	1,000,000	1,044,237
4% 2/15/39	2,000,000	2,075,243
4% 2/15/40	2,000,000	2,063,083
4% 2/15/41	2,000,000	2,053,462
Houston Arpt. Sys. Rev. Series 2018 D, 5% 7/1/39	2,035,000	2,185,596
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2019, 5% 9/1/33	715,000	775,887
Houston Gen. Oblig. Series 2017 A, 5% 3/1/31	1,170,000	1,246,796
Houston Util. Sys. Rev. Series 2021 A:
5% 11/15/26	355,000	375,916
5% 11/15/28	1,480,000	1,631,392
Irving Hosp. Auth. Hosp. Rev. Series 2017 A, 5% 10/15/35	385,000	395,505
Katy Independent School District Series 2023:
5% 2/15/38	500,000	567,170
5% 2/15/39	1,500,000	1,694,189
5% 2/15/40	330,000	371,073
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.):
Series 2018:
5% 5/15/43	1,405,000	1,481,506
5% 5/15/48	1,590,000	1,660,769
Series 2020, 5% 5/15/28	2,105,000	2,289,348
Series 2023:
5% 5/15/36	3,000,000	3,451,953
5% 5/15/37	1,400,000	1,596,447
5% 5/15/38	1,500,000	1,695,666
5% 5/15/39	1,915,000	2,153,663
5% 5/15/40	2,500,000	2,788,800
Midlothian Independent School District Bonds Series 2013 C, 2%, tender 8/1/24 (b)	530,000	526,348
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/28	1,450,000	1,503,841
North East Texas Independent School District Bonds Series 2019, 2.2%, tender 8/1/24 (b)	325,000	321,709
North Texas Tollway Auth. Rev.:
Series 2016 A, 5% 1/1/30	700,000	727,285
Series 2018:
4% 1/1/38	1,715,000	1,735,091
5% 1/1/35	470,000	507,896
Series 2019 B, 5% 1/1/25	605,000	615,119
Series 2021 B, 4% 1/1/33	1,870,000	1,967,363
Northside Independent School District Bonds:
Series 2020, 0.7%, tender 6/1/25 (b)	1,510,000	1,461,176
Series 2023 B, 3%, tender 8/1/26 (b)	10,345,000	10,252,143
Pasadena Independent School District Bonds Series 2015 B, 1.5%, tender 8/15/24 (b)	2,175,000	2,153,078
Plano Gen. Oblig.:
Series 2018, 3.37% 9/1/37	840,000	825,205
Series 2023, 5% 9/1/40	1,000,000	1,126,957
Prosper Independent School District:
Bonds Series 2019 B, 4%, tender 8/15/26 (b)	1,825,000	1,854,393
Series 2021 A, 3% 2/15/37	1,480,000	1,384,031
San Antonio Elec. & Gas Sys. Rev.:
Bonds Series 2020, 1.75%, tender 12/1/25 (b)	10,060,000	9,679,515
Series 2021 A, 5% 2/1/46	3,690,000	3,955,758
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev.:
Series 2020, 5% 12/1/24	515,000	522,810
Series 2022:
4% 10/1/42	1,185,000	1,166,716
4% 10/1/47	1,265,000	1,224,655
4% 10/1/52	2,810,000	2,645,225
5% 10/1/36	515,000	579,085
5% 10/1/40	1,870,000	2,044,308
Tarrant County Cultural Ed. Facilities Fin. Corp. Retirement Facility Rev. (Buckner Retirement Svcs., Inc.) Series 2016 B, 5% 11/15/40	890,000	894,851
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A, 5% 2/15/47	7,485,000	7,651,196
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	698,168	620,855
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	4,040,000	4,462,178
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	555,000	552,753
Series 2023, 6% 3/1/54	2,400,000	2,655,094
Texas Muni. Gas Acquisition & Supply Corp. Bonds Series 2023 B, 5.5%, tender 1/1/34 (b)	1,090,000	1,219,313
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	770,000	778,452
4% 6/30/38	1,965,000	1,981,527
4% 12/31/39	1,640,000	1,650,932
Texas Trans. Commission Series 2019 A, 0% 8/1/41	1,405,000	619,705
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (b)	8,695,000	8,078,810
Waco Gen. Oblig. Series 2020:
2.25% 2/1/36	1,935,000	1,604,660
2.375% 2/1/40	710,000	535,021
TOTAL TEXAS		175,271,853
Utah - 0.5%
Salt Lake City Arpt. Rev. Series 2021 B:
5% 7/1/46	2,305,000	2,513,697
5% 7/1/51	9,285,000	10,020,380
TOTAL UTAH		12,534,077
Vermont - 0.1%
Vermont Hsg. Fin. Agcy.:
Series 2021 B, 3% 11/1/51	961,000	921,678
Series 2022 A, 5.25% 11/1/52	1,000,000	1,045,005
Series A, 3.75% 11/1/50	1,131,000	1,120,461
TOTAL VERMONT		3,087,144
Virginia - 0.5%
Arlington County IDA Hosp. Facilities Bonds Series 2023 A, 5%, tender 7/1/31 (b)	4,425,000	4,901,507
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	1,550,000	1,145,059
Roanoke Econ. Dev. Auth. Edl. Facilities Series 2018 A, 5% 9/1/27	470,000	487,917
Salem Econ. Dev. Auth. Series 2020:
4% 4/1/38	260,000	249,941
4% 4/1/39	235,000	223,201
4% 4/1/40	260,000	244,432
4% 4/1/45	700,000	627,480
5% 4/1/24	280,000	280,460
5% 4/1/26	330,000	338,371
5% 4/1/27	330,000	342,826
5% 4/1/28	410,000	430,812
5% 4/1/29	540,000	573,619
5% 4/1/49	935,000	945,065
Virginia Port Auth. Commonwealth Port Rev. Series 2023 A, 5% 7/1/40	1,165,000	1,343,893
TOTAL VIRGINIA		12,134,583
Washington - 2.3%
King County Gen. Oblig. Series 2021 A, 2% 1/1/36	2,200,000	1,816,778
King County Hsg. Auth. Rev. Series 2021, 4% 12/1/29	675,000	698,828
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	2,150,000	1,993,815
King County Wash Hsg. Auth. Afford (Kirkland Heights Proj.) Series 2023 A3:
4.5% 1/1/40	1,000,000	1,040,588
4.625% 1/1/41	2,400,000	2,510,470
Port of Seattle Rev. Series 2015 B, 5% 3/1/25	235,000	237,602
Seattle Hsg. Auth. Rev. (Juniper Apts. Proj.) Series 2023, 4.375% 12/1/30	2,020,000	2,075,150
Spokane County School District #81 (WA State School District Cr. Enhancement Prog.) Series 2017 B, 5% 12/1/29	2,995,000	3,238,099
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2017, 5% 12/1/38	1,100,000	1,130,841
Washington Convention Ctr. Pub. Facilities:
Series 2021 B, 3% 7/1/43	500,000	396,702
Series 2021, 4% 7/1/31	9,195,000	9,123,536
Washington Gen. Oblig. Series 2017 D, 5% 2/1/35	470,000	498,593
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/27	810,000	833,244
5% 7/1/31	40,000	41,490
5% 7/1/42	525,000	533,190
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/25	230,000	233,790
5% 8/15/26	210,000	215,462
Series 2015 B, 5% 10/1/38	3,950,000	4,349,927
Series 2017 A, 4% 7/1/42	5,410,000	4,947,112
Series 2017:
4% 8/15/42	6,550,000	5,912,002
5% 8/15/36	470,000	482,499
Series 2020:
5% 9/1/38	1,870,000	2,015,344
5% 9/1/45	2,105,000	2,229,531
5% 9/1/50	2,340,000	2,455,360
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	2,645,000	1,945,398
(Whitworth Univ. Proj.):
Series 2016 A:
5% 10/1/25	400,000	408,229
5% 10/1/26	1,880,000	1,946,012
5% 10/1/34	1,415,000	1,460,058
Series 2019, 4% 10/1/49	2,470,000	2,165,184
TOTAL WASHINGTON		56,934,834
West Virginia - 0.9%
West Virginia Hosp. Fin. Auth. Hosp. Rev.:
Series 2023 A:
5% 6/1/37	1,400,000	1,567,710
5% 6/1/38	500,000	553,524
5% 6/1/40	1,970,000	2,158,710
5% 6/1/41	1,970,000	2,150,584
5% 6/1/43	3,505,000	3,804,656
Series 2023 B, 6% 9/1/53	4,500,000	5,164,859
Series 2023, 6% 9/1/48	5,560,000	6,441,300
TOTAL WEST VIRGINIA		21,841,343
Wisconsin - 2.1%
Howard Suamico Scd Series 2021, 2% 3/1/38	1,065,000	816,844
Pub. Fin. Auth. Edl. Facilities:
Series 2018 A:
5.25% 10/1/43	495,000	491,749
5.25% 10/1/48	495,000	477,571
Series 2022 A:
5.25% 3/1/42	1,320,000	1,373,767
5.25% 3/1/47	6,175,000	6,335,187
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A:
4% 6/1/45	5,040,000	4,737,313
5% 6/1/30	765,000	826,352
Series 2019 A, 5% 10/1/44	1,350,000	1,406,969
Series 2020 A, 3% 6/1/45	4,855,000	3,777,503
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5.25% 5/15/37 (c)	2,235,000	2,162,176
5.25% 5/15/42 (c)	840,000	786,470
5.25% 5/15/47 (c)	1,225,000	1,106,155
Roseman Univ. of Health:
Series 2020, 5% 4/1/50 (c)	395,000	360,104
Series 2021 A:
3% 7/1/50	1,385,000	1,025,362
4.5% 6/1/56 (c)	5,935,000	4,672,766
Series 2021 B, 6.5% 6/1/56 (c)	1,815,000	1,527,333
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/33	475,000	520,371
Wisconsin Health & Edl. Facilities:
Series 2013 B1, 4% 11/15/43	1,000,000	984,541
Series 2016, 4% 12/1/46	2,500,000	2,445,224
Series 2018, 5% 4/1/34	1,870,000	2,012,756
Series 2019 A:
5% 11/1/25	225,000	222,836
5% 11/1/29	160,000	153,956
5% 12/1/30	280,000	304,989
5% 12/1/31	280,000	304,721
5% 12/1/32	330,000	359,438
5% 12/1/33	330,000	359,024
5% 12/1/34	330,000	359,073
5% 12/1/35	420,000	455,771
5% 7/1/44	470,000	481,962
5% 11/1/46	1,350,000	1,098,670
5% 7/1/49	1,870,000	1,908,383
Series 2019 B, 5% 7/1/38	330,000	341,354
Series 2019 B1, 2.825% 11/1/28	200,000	180,392
Series 2019:
5% 10/1/24	255,000	257,745
5% 10/1/26	515,000	540,570
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2021:
3% 10/15/37	1,700,000	1,488,192
3% 8/15/51	3,200,000	2,362,236
5% 8/15/35	1,550,000	1,700,731
Wisconsin Hsg. & Econ. Dev. Auth.:
Series 2021 A, 3% 3/1/52	725,000	700,424
Series 2021 C, 3% 9/1/52	1,120,000	1,081,417
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (b)	185,000	183,057
0.81%, tender 5/1/25 (b)	715,000	684,033
TOTAL WISCONSIN		53,375,487
Wyoming - 0.1%
Wyoming Cmnty. Dev. Auth. Hsg. Rev. Series 2019 3, 3.75% 12/1/49	1,375,000	1,366,026
TOTAL MUNICIPAL BONDS (Cost $2,478,765,077)		2,456,686,711

Money Market Funds - 2.2%
	Shares	Value ($)
Fidelity Tax-Free Cash Central Fund 4.41% (g)(h) (Cost $55,689,340)	55,673,381	55,695,648

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $2,534,454,417)	2,512,382,359
NET OTHER ASSETS (LIABILITIES) - 0.7%	18,322,443
NET ASSETS - 100.0%	2,530,704,802

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $25,471,939 or 1.0% of net assets.

(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Level 3 security
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 4.41%	198,073,458	808,517,023	950,905,000	4,532,574	5,893	4,274	55,695,648	5.4%
Total	198,073,458	808,517,023	950,905,000	4,532,574	5,893	4,274	55,695,648

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	2,456,686,711	-	2,456,324,911	361,800

Money Market Funds	55,695,648	55,695,648	-	-
Total Investments in Securities:	2,512,382,359	55,695,648	2,456,324,911	361,800
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $2,478,765,077)	$2,456,686,711
Fidelity Central Funds (cost $55,689,340)	55,695,648

Total Investment in Securities (cost $2,534,454,417)		$2,512,382,359
Cash		107,762
Receivable for fund shares sold		7,747,078
Interest receivable		25,062,737
Distributions receivable from Fidelity Central Funds		200,515
Prepaid expenses		2,024
Receivable from investment adviser for expense reductions		253,901
Other receivables		854
Total assets		2,545,757,230
Liabilities
Payable for investments purchased on a delayed delivery basis	$4,835,303
Payable for fund shares redeemed	2,869,475
Distributions payable	6,427,722
Accrued management fee	734,244
Other payables and accrued expenses	185,684
Total Liabilities		15,052,428
Net Assets		$2,530,704,802
Net Assets consist of:
Paid in capital		$2,625,396,295
Total accumulated earnings (loss)		(94,691,493)
Net Assets		$2,530,704,802
Net Asset Value, offering price and redemption price per share ($2,530,704,802 ÷ 250,395,938 shares)		$10.11
Statement of Operations
		Year ended January 31, 2024
Investment Income
Interest		$78,625,413
Income from Fidelity Central Funds		4,531,715
Total Income		83,157,128
Expenses
Management fee	$9,007,813
Custodian fees and expenses	25,928
Independent trustees' fees and expenses	8,691
Registration fees	225,520
Audit	66,049
Legal	6,467
Miscellaneous	12,289
Total expenses before reductions	9,352,757
Expense reductions	(2,944,018)
Total expenses after reductions		6,408,739
Net Investment income (loss)		76,748,389
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(44,780,886)
Fidelity Central Funds	5,893
Capital gain distributions from Fidelity Central Funds	859
Total net realized gain (loss)		(44,774,134)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	50,990,229
Fidelity Central Funds	4,274
Total change in net unrealized appreciation (depreciation)		50,994,503
Net gain (loss)		6,220,369
Net increase (decrease) in net assets resulting from operations		$82,968,758
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$76,748,389	$50,574,529
Net realized gain (loss)	(44,774,134)	(40,035,448)
Change in net unrealized appreciation (depreciation)	50,994,503	(91,702,603)
Net increase (decrease) in net assets resulting from operations	82,968,758	(81,163,522)
Distributions to shareholders	(74,855,846)	(50,249,974)

Share transactions
Proceeds from sales of shares	2,201,937,433	7,092,031,431
Reinvestment of distributions	1,678	1,421,586
Cost of shares redeemed	(2,089,472,684)	(6,717,430,416)

Net increase (decrease) in net assets resulting from share transactions	112,466,427	376,022,601
Total increase (decrease) in net assets	120,579,339	244,609,105

Net Assets
Beginning of period	2,410,125,463	2,165,516,358
End of period	$2,530,704,802	$2,410,125,463

Other Information
Shares
Sold	228,418,341	715,122,762
Issued in reinvestment of distributions	171	141,280
Redeemed	(219,027,209)	(678,388,942)
Net increase (decrease)	9,391,303	36,875,100

Financial Highlights
Fidelity® SAI Tax-Free Bond Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$10.00	$10.61	$10.97	$10.89	$10.19
Income from Investment Operations
Net investment income (loss) A,B	.289	.230	.194	.215	.241
Net realized and unrealized gain (loss)	.103	(.613)	(.359)	.085	.735
Total from investment operations	.392	(.383)	(.165)	.300	.976
Distributions from net investment income	(.282)	(.227)	(.194)	(.216)	(.248)
Distributions from net realized gain	-	-	(.001)	(.004)	(.028)
Total distributions	(.282)	(.227)	(.195)	(.220)	(.276)
Net asset value, end of period	$10.11	$10.00	$10.61	$10.97	$10.89
Total Return C,D	4.05%	(3.55)%	(1.53)%	2.83%	9.68%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.36%	.38%	.36%	.36%	.43%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	2.95%	2.33%	1.78%	2.02%	2.28%
Supplemental Data
Net assets, end of period (000 omitted)	$2,530,705	$2,410,125	$2,165,516	$1,797,621	$1,603,522
Portfolio turnover rate G	27%	23% H	6%	32%	12%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity SAI Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. During the period, the Fund incurred a corporate tax liability on undistributed net investment income which is included in Miscellaneous expense on the Statement of operations. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$55,796,483
Gross unrealized depreciation	(75,694,363)
Net unrealized appreciation (depreciation)	$(19,897,880)
Tax Cost	$2,532,280,239

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(74,784,918)
Net unrealized appreciation (depreciation) on securities and other investments	$(19,897,880)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(12,351,691)
Long-term	(62,433,227)
Total capital loss carryforward	$(74,784,918)

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Tax-exempt Income	$74,855,846	$50,249,974

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Tax-Free Bond Fund	940,860,681	671,386,618
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During January 2024, the Board approved changes to the management fee effective March 1, 2024. The Fund will pay a monthly management fee that is based on an annual rate of .332% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity SAI Tax-Free Bond Fund	13,577,568	(10,160,414)	131,430,855
Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory service
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Tax-Free Bond Fund	$4,503
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $2,837,971.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,869.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $104,178.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Tax-Free Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® SAI Tax-Free Bond Fund	.25%
Actual		$ 1,000	$ 1,038.80	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 0% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Tax-Free Bond Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure that eliminates the existing group fee schedule and fixes the management fee rate at the sum of the individual fee rate and the lowest marginal contractual group fee rate under the current management contract. The Board noted that shareholders in the affected funds are not currently impacted by changes in the group fee rates due to other arrangements such as fund expense caps or managed account fee crediting. The Board considered that the Management Contract would result in the same or lower fees for the fund.
Sub-Advisory Contracts. In connection with the Management Contract changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.9887620.105
STF-ANN-0324
Fidelity® Sustainable Intermediate Municipal Income Fund

Annual Report
January 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Life of Fund A
Class A (incl. 4.00% sales charge)	-1.02%	1.20%
Class M (incl. 4.00% sales charge)	-1.02%	1.20%
Class C (incl. contingent deferred sales charge)	1.40%	2.79%
Fidelity® Sustainable Intermediate Municipal Income Fund	3.36%	3.78%
Class I	3.36%	3.78%
Class Z	3.42%	3.84%

A   From April 13, 2022
Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity®  Sustainable Intermediate Municipal Income Fund, a class of the fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:

Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Elizah McLaughlin, Cormac Cullen and Michael Maka:
For the fiscal year ending January 31, 2024, the fund's share classes (excluding sales charges, if any) gained roughly 2.50% to 3.50%, net of fees, versus the 2.54% advance of the supplemental index, the Bloomberg 3-15 Year Blend (2-17) Municipal Bond Index, and the 2.90% gain of the benchmark, the Bloomberg Municipal Bond Index. During the reporting period, we focused on longer-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the 3-15 Year index, the fund's overweight to higher-coupon bonds helped relative performance, as these securities outpaced the index. Yield-curve positioning also added value. Specifically, the fund had less interest rate sensitivity, as measured by its shorter duration, than the supplemental index when municipal bond yields rose and more rate sensitivity (longer duration) when yields fell late in the period. An overweight to lower-coupon bonds, which bested the index, also helped. Overweights to health care, higher education, housing, and airport bonds were beneficial, thanks to the segments' outperformance of the index amid strong investor demand for higher-yielding securities. Application of FMR's environmental, social and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the fund's exposure to certain issuers, sectors, regions, and countries, and may affect the fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

New York	9.5
Illinois	8.7
Florida	7.1
California	6.6
Massachusetts	6.1

Revenue Sources (% of Fund's net assets)
General Obligations	25.7
Health Care	15.5
Education	15.1
Electric Utilities	11.8
Housing	6.9
Special Tax	6.1
State G.O.	6.0
Transportation	5.3
Others* (Individually Less Than 5%)	7.6
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 97.6%
	Principal Amount (a)	Value ($)
Alabama - 4.1%
Black Belt Energy Gas District Bonds:
Series 2022 D1, 4%, tender 6/1/27 (b)	10,000	10,041
Series 2022 F, 5.5%, tender 12/1/28 (b)	100,000	106,432
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds:
(Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 3.78%, tender 6/16/26 (b)	100,000	100,526
Series 2009 E, 1%, tender 6/26/25 (b)	205,000	197,844
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	140,000	148,602
Southeast Energy Auth. Rev. Bonds Series 2022 B1, 5%, tender 8/1/28 (b)	20,000	20,843
TOTAL ALABAMA		584,288
Arizona - 3.8%
Arizona Indl. Dev. Auth. Rev. Series 2019 2, 3.625% 5/20/33	92,317	86,569
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	50,000	51,740
Bonds (Intel Corp. Proj.) Series 2007, 4.1%, tender 6/15/28 (b)(c)	100,000	101,129
Maricopa County Unified School District #48 Scottsdale Series D, 4% 7/1/24	80,000	80,303
Phoenix Civic Impt. Corp. Wastewtr. Sys. Rev. Series 2016, 5% 7/1/30	50,000	52,495
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007 1, 5% 12/1/32	165,000	176,412
TOTAL ARIZONA		548,648
California - 6.6%
California Health Facilities Fing. Auth. Rev. Bonds Series 2019 C, 5%, tender 10/1/25 (b)	150,000	153,086
California Hsg. Fin. Agcy.:
Series 2019 A, 4% 3/20/33	93,345	93,849
Series 2021 1, 3.5% 11/20/35	105,331	99,245
California Muni. Fin. Auth. Rev. Series 2018, 5% 10/1/25	15,000	15,333
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds Series 2023 A, 4.375%, tender 9/1/33 (b)(c)	140,000	146,044
California Statewide Cmntys. Dev. Auth. Rev. Series 2016, 5% 10/1/33	25,000	25,868
Elk Grove Unified School District Series 2019, 3.25% 8/1/38	10,000	9,551
Los Angeles Dept. Arpt. Rev. Series 2023 A, 5.25% 5/15/39 (c)	300,000	339,049
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2017 A, 5% 7/1/32	15,000	16,092
Series 2022 B, 5% 7/1/31	30,000	35,848
Riverside Elec. Rev. Series 2019 A, 5% 10/1/43	5,000	5,430
San Francisco Bay Area Rapid Transit District Sales Tax Rev. Series 2015 A, 5% 7/1/27	10,000	10,290
TOTAL CALIFORNIA		949,685
Colorado - 4.4%
Colorado Ctfs. of Prtn. Series 2020 A, 4% 12/15/38	10,000	10,337
Colorado Health Facilities Auth. Rev. Bonds:
Bonds Series 2022 B, 5%, tender 8/17/26 (b)	130,000	135,760
Series 2019 A2, 5% 8/1/33	125,000	135,458
Vauxmont Metropolitan District Series 2020, 5% 12/1/28 (Assured Guaranty Muni. Corp. Insured)	325,000	354,264
TOTAL COLORADO		635,819
Connecticut - 3.7%
Connecticut Gen. Oblig.:
Series 2019 A, 5% 4/15/33	25,000	27,910
Series 2020 A, 3% 1/15/39	25,000	22,642
Series 2021 D, 5% 7/15/28	75,000	82,569
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2017 C2, 2.8%, tender 2/3/26 (b)	150,000	149,281
Series 2016 A, 2%, tender 7/1/26 (b)	35,000	33,960
Connecticut Hsg. Fin. Auth. Series 2021 D1:
5% 11/15/27	10,000	10,712
5% 11/15/28	25,000	27,171
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2021 A, 4% 5/1/36	130,000	137,910
Series A, 5% 5/1/29	20,000	22,371
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 32 B, 5% 8/1/32	25,000	26,368
TOTAL CONNECTICUT		540,894
District Of Columbia - 0.2%
District of Columbia Univ. Rev. Series 2017:
5% 4/1/29	20,000	21,124
5% 4/1/33	10,000	10,532
TOTAL DISTRICT OF COLUMBIA		31,656
Florida - 7.1%
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/26	30,000	30,773
Series 2020 A, 5% 7/1/33	25,000	28,248
Duval County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	250,000	281,995
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 5% 8/15/34	200,000	211,000
Florida Hsg. Fin. Corp. Rev. Series 2020 1, 3.5% 7/1/51	65,000	64,044
Hernando County School Board Ctfs. (School Board of Hernando County, Florida Master Lease Prog.) Series 2016 A, 3% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	30,000	28,762
JEA Wtr. & Swr. Sys. Rev.:
Series 2017 A, 5% 10/1/29	25,000	27,031
Series 2020 A, 3% 10/1/36	20,000	18,631
Miami-Dade County Wtr. & Swr. Rev. Series 2017 B, 5% 10/1/27	60,000	64,795
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/35	100,000	107,960
Palm Beach County School Board Ctfs. of Prtn.:
Series 2018 A, 5% 8/1/24	20,000	20,175
Series 2021 A, 5% 8/1/38	125,000	140,363
TOTAL FLORIDA		1,023,777
Georgia - 4.2%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.):
Series 2009, 3.95%, tender 3/8/28 (b)	100,000	100,424
Series 2013, 2.875%, tender 8/19/25 (b)	100,000	98,090
Fulton County Dev. Auth. Rev. Series 2019, 5% 6/15/44	10,000	10,581
Main Street Natural Gas, Inc. Bonds:
Series 2019 B, 4%, tender 12/2/24 (b)	135,000	135,219
Series 2021 A, 4%, tender 9/1/27 (b)	100,000	100,445
Series 2022 B, 5%, tender 6/1/29 (b)	15,000	15,751
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 3.875%, tender 3/6/26 (b)	100,000	100,216
Private Colleges & Univs. Auth. Rev. Series 2016 B, 3% 10/1/43	60,000	49,430
TOTAL GEORGIA		610,156
Hawaii - 0.1%
Honolulu City & County Gen. Oblig. Series 2019 A, 5% 9/1/27	10,000	10,830
Illinois - 8.7%
Illinois Fin. Auth.:
Series 2022 A, 5% 10/1/32	100,000	107,037
Series 2023 A, 5% 5/15/38	150,000	171,417
Illinois Fin. Auth. Academic Facilities:
(Provident Group - UIUC Properties LLC - Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/29	250,000	274,799
(Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/32	10,000	10,924
5% 10/1/38	100,000	105,342
Illinois Fin. Auth. Rev.:
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	30,000	31,152
Series 2014 A, 5% 10/1/26	40,000	40,422
Series 2016 C, 4% 2/15/41	50,000	49,289
Series 2016, 3.125% 5/15/37	65,000	61,027
Illinois Gen. Oblig.:
Series 2014, 5% 2/1/39	100,000	100,049
Series 2016, 5% 1/1/35	80,000	81,950
Series 2017 D, 5% 11/1/25	100,000	102,987
Series 2023 C, 5% 5/1/29	50,000	54,620
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	20,000	19,803
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/24	40,000	40,000
TOTAL ILLINOIS		1,250,818
Indiana - 1.9%
Indiana Dev. Fin. Auth. Envir. Rev. Bonds Series 2022 A1, 4.5%, tender 6/1/32 (b)(c)	100,000	101,604
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B, Series 2021 B, 5% 1/1/28	15,000	16,078
Series 2021 B, 5% 7/1/28	115,000	124,152
Series A, 5% 7/1/28	25,000	26,990
TOTAL INDIANA		268,824
Iowa - 1.5%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2022 B, 5% 12/1/29 (c)	100,000	107,200
Series 2023 B, 5% 12/1/29 (c)	100,000	107,200
TOTAL IOWA		214,400
Kentucky - 2.1%
Ashland Med. Ctr. Rev. Series 2019, 4% 2/1/33	50,000	50,613
Kentucky Bond Dev. Corp. Edl. Facilities Series 2021:
4% 6/1/33	5,000	5,186
4% 6/1/35	15,000	15,466
Kentucky State Property & Buildings Commission Rev.:
Series A:
5% 11/1/31	30,000	32,847
5% 11/1/33	15,000	16,378
Series B, 5% 8/1/26	75,000	78,790
Kentucky, Inc. Pub. Energy Bonds Series 2024 A1, 5.25%, tender 2/1/32 (b)	100,000	108,615
TOTAL KENTUCKY		307,895
Louisiana - 0.7%
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 4.05%, tender 7/1/26 (b)	100,000	99,001
Maine - 0.1%
Maine Health & Higher Edl. Facilities Auth. Rev. Series 2017 B, 5% 7/1/28	10,000	10,599
Maryland - 2.2%
Baltimore Proj. Rev.:
(Wtr. Projs.) Series 2014 A, 5% 7/1/24	150,000	151,167
Series 2017 A, 5% 7/1/28	45,000	47,624
Maryland Dept. of Trans.:
Series 2016, 4% 9/1/27	15,000	15,719
Series 2021 A, 2% 10/1/34	15,000	12,643
Maryland Gen. Oblig. Series A, 5% 8/1/34	15,000	17,270
Montgomery County Gen. Oblig. Ctfs. of Prtn. Series 2020 A, 5% 10/1/27	50,000	54,305
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series 2018 A, 3.125% 4/1/35	15,000	14,662
TOTAL MARYLAND		313,390
Massachusetts - 6.1%
Arlington Gen. Oblig. Series 2021:
2% 9/15/34	275,000	233,416
2% 9/15/35	100,000	83,142
Billerica Gen. Oblig. Series 2017, 3.125% 2/1/34	100,000	98,147
Foxborough Gen. Oblig. Series 2016, 3% 5/15/46	25,000	21,065
Mansfield Gen. Oblig. Series 2017, 3.5% 5/15/42	20,000	19,190
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2015 B, 5% 7/1/26 (Pre-Refunded to 7/1/25 @ 100)	10,000	10,296
Series 2016 A, 0% 7/1/29	5,000	4,097
Series 2021 A1, 5% 7/1/35	45,000	52,145
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S, 5% 7/1/32	15,000	16,205
Bonds Series A1, 5%, tender 1/31/30 (b)	20,000	22,532
Series 2015 O1, 4% 7/1/45	30,000	28,903
Series 2018 L, 5% 10/1/33	35,000	36,794
Series 2020 A:
5% 10/15/29	35,000	40,032
5% 10/15/30	20,000	23,341
Series 2021 G, 4% 7/1/46	75,000	70,880
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	15,000	15,914
Series 2017 D, 5% 7/1/27	25,000	27,007
Series A, 5% 7/1/31	10,000	10,519
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A, 5% 8/15/32	10,000	11,526
Univ. of Massachusetts Bldg. Auth. Rev. Series 2021 1, 5% 11/1/32	50,000	58,330
TOTAL MASSACHUSETTS		883,481
Michigan - 1.8%
Grand Rapids San. Swr. Sys. Rev.:
Series 2018, 5% 1/1/35	5,000	5,415
Series 2018, 5% 1/1/29	25,000	27,338
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 B, 5% 7/1/29	45,000	50,322
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 4% 5/15/36	10,000	10,070
Lake Orion Cmnty. School District Series 2016, 5% 5/1/25	10,000	10,247
Michigan Fin. Auth. Rev.:
Bonds Series 2019 B, 5%, tender 11/16/26 (b)	10,000	10,404
Series 2016:
5% 11/15/28	15,000	15,714
5% 11/15/30	35,000	36,691
5% 11/15/34	15,000	15,668
Series 2022, 5% 12/1/32	25,000	25,209
Michigan Hosp. Fin. Auth. Rev.:
Series 2010 F, 4% 11/15/47	25,000	23,978
Series 2010 F4, 5% 11/15/47	10,000	10,485
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/39	10,000	11,181
TOTAL MICHIGAN		252,722
Minnesota - 2.5%
Anoka-Hennepin Independent School District #11 Series 2020 A, 4% 2/1/29	10,000	10,503
Minneapolis Multi-family Rev. (Gateway Northeast Proj.) Series 2019, 2.46% 1/1/38	98,930	78,678
Minnesota Gen. Oblig. Series 2019 A, 5% 8/1/30	15,000	16,998
Minnesota Higher Ed. Facilities Auth. Rev. Series 2017, 4% 10/1/41	20,000	20,039
Minnesota Hsg. Fin. Agcy.:
Series 2022 A, 5% 8/1/32	100,000	117,040
Series B, 4% 8/1/36	15,000	15,247
Waconia Independent School District #110 (MN School District Cr. Enhancement Prog.) Series 2015 B, 3.25% 2/1/39	110,000	103,558
TOTAL MINNESOTA		362,063
Nebraska - 1.3%
Central Plains Energy Proj. Rev. Bonds Series 2019, 4%, tender 8/1/25 (b)	50,000	50,191
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020 A, 5% 11/15/30	125,000	139,943
TOTAL NEBRASKA		190,134
New Hampshire - 1.2%
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	15,000	15,496
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/25	5,000	5,138
Series 2023 B, 5.5% 11/1/31 (c)	50,000	56,100
New Hampshire Nat'l. Fin. Auth. Series 2022 2, 4% 10/20/36	98,330	94,438
TOTAL NEW HAMPSHIRE		171,172
New Jersey - 4.8%
New Jersey Econ. Dev. Auth. Series 2024 SSS, 5% 6/15/27 (d)	100,000	106,432
New Jersey Edl. Facility Series A, 5% 7/1/36	15,000	16,115
New Jersey Health Care Facilities Fing. Auth. Rev. Series 2016 A, 5% 7/1/33	10,000	10,514
New Jersey Trans. Trust Fund Auth.:
Series 2018 A, 5% 12/15/32	100,000	109,234
Series 2021 A, 5% 6/15/33	95,000	108,995
Series 2022 A, 4% 6/15/39	30,000	30,688
Series 2022 BB, 5% 6/15/31	135,000	155,309
Series 2022 CC, 5% 6/15/33	100,000	117,381
Series A, 0% 12/15/31	50,000	38,300
TOTAL NEW JERSEY		692,968
New York - 9.5%
Dutchess County Local Dev. Corp. Rev. (Vassar College Proj.) Series 2020, 5% 7/1/45	25,000	26,617
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2018, 5% 9/1/27	15,000	16,266
Series 2020 A, 5% 9/1/38	165,000	185,473
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.) Series 2017 A, 3.875% 7/1/42	10,000	9,728
New York City Hsg. Dev. Corp. Bonds Series 2023 E2, 3.8%, tender 1/3/28 (b)	50,000	50,251
New York City Transitional Fin. Auth. Bldg. Aid Rev. Series 2017 S1, 5% 7/15/28	50,000	53,501
New York Dorm. Auth. Rev. Series 2022 A, 5% 7/1/34	200,000	220,116
New York Dorm. Auth. Sales Tax Rev. Series 2015 A, 5% 3/15/24 (Escrowed to Maturity)	25,000	25,060
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1:
5% 11/15/27	20,000	21,460
5% 11/15/29	50,000	53,990
5% 11/15/31	140,000	150,647
Series 2019 C, 5% 11/15/39	70,000	74,567
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	10,000	10,639
Series 2019 D, 4% 2/15/36	15,000	15,761
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2023 E2, 3.875%, tender 5/1/28 (b)	20,000	20,094
New York State Urban Dev. Corp. Series 2020 E, 4% 3/15/35	30,000	31,806
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	80,000	88,943
New York Trans. Dev. Corp. (Delta Air Lines, Inc. - Laguardia Arpt. Terminals C&D Redev. Proj.) Series 2023, 6% 4/1/35 (c)	100,000	112,205
Saratoga County Cap. Resources Rev. (Skidmore College Proj.) Series 2020 A, 5% 7/1/45	85,000	91,599
Triborough Bridge & Tunnel Auth. Series 2023 A, 4% 11/15/34	100,000	108,574
TOTAL NEW YORK		1,367,297
North Carolina - 0.2%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 C, 5%, tender 12/1/28 (b)	25,000	27,322
Ohio - 3.8%
Cuyahoga Cmnty. College District Series 2018, 3.5% 12/1/39	30,000	29,215
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	50,000	45,679
Ohio Air Quality Dev. Auth. Rev. Bonds Series 2022 B, 4.25%, tender 6/1/27 (b)(c)	150,000	151,455
Ohio Gen. Oblig. Series 2019 A, 5% 5/1/30	20,000	21,410
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/29	25,000	27,128
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	80,000	80,560
Ohio Spl. Oblig. Series 2021 A, 5% 4/1/41	20,000	21,851
Ohio State Univ. Gen. Receipts (Multiyear Debt Issuance Prog.) Series 2020 A, 5% 12/1/29	10,000	11,361
Perrysburg Exmp Vlg School Dis Series 2015, 3.75% 12/1/43	50,000	47,725
Port Gtr Cincinnati Dev. Auth. O (Mariemont City School District Proj.) Series 2019, 3.25% 12/1/35	115,000	114,185
TOTAL OHIO		550,569
Oklahoma - 0.4%
Grand River Dam Auth. Rev. Series 2014 A, 5% 6/1/26	40,000	40,203
Oklahoma State Univ. Agricultural And Mechanical College Series 2020 A, 5% 9/1/32	10,000	11,462
TOTAL OKLAHOMA		51,665
Oregon - 1.5%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A, 5% 8/15/38	10,000	10,787
Oregon Facilities Auth. Rev. Series 2022 B, 5% 6/1/30	30,000	33,248
Salem Hosp. Facility Auth. Rev. Series 2016 A, 4% 5/15/41	25,000	24,846
Union County Hosp. Facility Auth. (Grande Ronde Hosp. Proj.) Series 2022, 5% 7/1/25	150,000	152,314
TOTAL OREGON		221,195
Pennsylvania - 1.5%
Council Rock School District Series 2016 A, 3.125% 11/15/34	25,000	23,967
Cumberland County Muni. Auth. Rev. (Dickinson Proj.) Series 2017, 5% 5/1/37	5,000	5,297
Delaware County Auth. College Rev. Series 2017 A, 3.75% 10/1/46	85,000	80,503
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
5% 7/15/27	50,000	52,390
5% 7/15/28	35,000	37,022
Montgomery County Higher Ed. & Health Auth. Rev. Series 2019, 5% 9/1/31	10,000	10,875
TOTAL PENNSYLVANIA		210,054
Rhode Island - 0.8%
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2021 A, 5% 12/1/30 (c)	100,000	109,057
Tennessee - 0.8%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2017, 5% 4/1/27	20,000	20,814
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 5% 1/1/28	50,000	54,558
Shelby County Health Edl. & Hsg. Facilities Board Rev. Series 2017 A, 3.375% 5/1/32	45,000	44,828
TOTAL TENNESSEE		120,200
Texas - 2.6%
Alvin Independent School District Series 2016 A, 5% 2/15/28	25,000	26,078
Cypress-Fairbanks Independent School District Series 2016, 5% 2/15/25	15,000	15,314
Georgetown Util. Sys. Rev. Series 2022, 5% 8/15/27 (Assured Guaranty Muni. Corp. Insured)	100,000	107,072
Harris County Cultural Ed. Facilities Fin. Corp. Rev. Series 2014 A, 5% 12/1/26	90,000	91,339
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	5,000	5,431
Series 2020 A, 5% 5/15/27	10,000	10,719
Tarrant Reg'l. Wtr. District (City of Dallas Proj.) Series 2021 A, 4% 9/1/25	45,000	45,769
Univ. of Houston Univ. Revs. Series 2021 A, 2% 2/15/33	25,000	22,004
Wichita Falls Independent School District Series 2021, 4% 2/1/28	50,000	52,345
TOTAL TEXAS		376,071
Virginia - 2.9%
Fairfax County Redev. & Hsg. Auth. Rev. Bonds (Dominion Square North Proj.) Series 2023, 5%, tender 1/1/28 (b)	100,000	105,021
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	105,000	97,857
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21st Century College and Equip. Progs.) Series 2017 E, 5% 2/1/31	10,000	10,934
(Virginia Gen. Oblig.) Series 2017 E, 5% 2/1/30	15,000	16,413
Series 2019 A, 3% 2/1/36	15,000	14,282
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	60,000	65,075
(Virginia Gen. Oblig.) Series 2017 A, 5% 5/15/27	15,000	16,137
Series 2019, 3% 5/15/33	100,000	98,761
TOTAL VIRGINIA		424,480
Washington - 3.5%
Energy Northwest Elec. Rev. Series 2020 A, 5% 7/1/34	95,000	108,295
Washington Gen. Oblig.:
Series 2018 A, 5% 8/1/27	50,000	54,049
Series 2018 C, 5% 8/1/30	25,000	26,846
Series 2018 D, 5% 8/1/33	20,000	21,435
Series 2020 A, 5% 8/1/27	65,000	70,263
Series 2020 C, 5% 2/1/37	15,000	16,767
Series R-2017 A, 5% 8/1/30	10,000	10,506
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B, 5% 7/1/27	25,000	25,717
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/33	45,000	47,681
Series 2017 A, 4% 7/1/37	125,000	118,664
Series 2019 A2, 5% 8/1/33	10,000	10,837
TOTAL WASHINGTON		511,060
West Virginia - 0.4%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A, 3.25% 6/1/39	60,000	55,105
Wisconsin - 0.6%
Wisconsin Health & Edl. Facilities Series 2013 B2, 4% 11/15/43	55,000	54,150
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A:
5% 5/1/25 (Escrowed to Maturity)	10,000	10,258
5% 5/1/26 (Escrowed to Maturity)	20,000	20,994
TOTAL WISCONSIN		85,402
TOTAL MUNICIPAL BONDS (Cost $13,747,933)		14,062,697

Municipal Notes - 2.1%
	Principal Amount (a)	Value ($)
Delaware - 0.7%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 3.93% 2/1/24, VRDN (b)(c)	100,000	100,000
Georgia - 1.4%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2018, 4.25% 2/1/24, VRDN (b)	200,000	200,000
TOTAL MUNICIPAL NOTES (Cost $300,000)		300,000

Money Market Funds - 0.3%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.36% (e)(f) (Cost $49,000)	48,990	49,005

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $14,096,933)	14,411,702
NET OTHER ASSETS (LIABILITIES) - 0.0%	1,956
NET ASSETS - 100.0%	14,413,658

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.36%	385,996	2,883,997	3,221,000	7,743	-	12	49,005	0.0%
Total	385,996	2,883,997	3,221,000	7,743	-	12	49,005

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	14,362,697	-	14,362,697	-

Money Market Funds	49,005	49,005	-	-
Total Investments in Securities:	14,411,702	49,005	14,362,697	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $14,047,933)	$14,362,697
Fidelity Central Funds (cost $49,000)	49,005

Total Investment in Securities (cost $14,096,933)		$14,411,702
Cash		13,719
Receivable for fund shares sold		1,398
Interest receivable		143,246
Distributions receivable from Fidelity Central Funds		234
Prepaid expenses		10
Receivable from investment adviser for expense reductions		6,520
Other receivables		28
Total assets		14,576,857
Liabilities
Payable for investments purchased on a delayed delivery basis	$103,754
Payable for fund shares redeemed	1,616
Distributions payable	4,005
Accrued management fee	4,132
Distribution and service plan fees payable	1,487
Other affiliated payables	1,645
Audit fee payable	44,890
Other payables and accrued expenses	1,670
Total Liabilities		163,199
Net Assets		$14,413,658
Net Assets consist of:
Paid in capital		$14,158,853
Total accumulated earnings (loss)		254,805
Net Assets		$14,413,658

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($1,613,225 ÷ 158,423 shares)(a)		$10.18
Maximum offering price per share (100/96.00 of $10.18)		$10.60
Class M :
Net Asset Value and redemption price per share ($1,179,526 ÷ 115,831 shares)(a)		$10.18
Maximum offering price per share (100/96.00 of $10.18)		$10.60
Class C :
Net Asset Value and offering price per share ($1,089,821 ÷ 108,476 shares)(a)		$10.05
Fidelity Sustainable Intermediate Municipal Income Fund :
Net Asset Value, offering price and redemption price per share ($8,337,437 ÷ 818,728 shares)		$10.18
Class I :
Net Asset Value, offering price and redemption price per share ($1,069,508 ÷ 105,024 shares)		$10.18
Class Z :
Net Asset Value, offering price and redemption price per share ($1,124,141 ÷ 110,388 shares)		$10.18
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended January 31, 2024
Investment Income
Interest		$448,341
Income from Fidelity Central Funds		7,743
Total Income		456,084
Expenses
Management fee	$47,010
Transfer agent fees	14,374
Distribution and service plan fees	17,222
Accounting fees and expenses	3,517
Custodian fees and expenses	3,442
Independent trustees' fees and expenses	45
Registration fees	101,954
Audit	53,899
Legal	34
Miscellaneous	108
Total expenses before reductions	241,605
Expense reductions	(175,268)
Total expenses after reductions		66,337
Net Investment income (loss)		389,747
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(53,195)
Total net realized gain (loss)		(53,195)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	110,440
Fidelity Central Funds	12
Total change in net unrealized appreciation (depreciation)		110,452
Net gain (loss)		57,257
Net increase (decrease) in net assets resulting from operations		$447,004
Statement of Changes in Net Assets

	Year ended January 31, 2024	For the period April 13, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$389,747	$215,330
Net realized gain (loss)	(53,195)	(4,493)
Change in net unrealized appreciation (depreciation)	110,452	204,317
Net increase (decrease) in net assets resulting from operations	447,004	415,154
Distributions to shareholders	(387,038)	(220,316)

Share transactions - net increase (decrease)	1,227,145	12,931,709
Total increase (decrease) in net assets	1,287,111	13,126,547

Net Assets
Beginning of period	13,126,547	-
End of period	$14,413,658	$13,126,547

Financial Highlights
Fidelity Advisor® Sustainable Intermediate Municipal Income Fund Class A

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.273	.181
Net realized and unrealized gain (loss)	.032	.137
Total from investment operations	.305	.318
Distributions from net investment income	(.265)	(.178)
Total distributions	(.265)	(.178)
Net asset value, end of period	$10.18	$10.14
Total Return D,E,F	3.10%	3.24%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.93%	2.34% I,J
Expenses net of fee waivers, if any	.62%	.62% I
Expenses net of all reductions	.62%	.61% I
Net investment income (loss)	2.74%	2.26% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,613	$1,563
Portfolio turnover rate K	30%	14% I

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Intermediate Municipal Income Fund Class M

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.273	.181
Net realized and unrealized gain (loss)	.032	.137
Total from investment operations	.305	.318
Distributions from net investment income	(.265)	(.178)
Total distributions	(.265)	(.178)
Net asset value, end of period	$10.18	$10.14
Total Return D,E,F	3.10%	3.24%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.97%	2.36% I,J
Expenses net of fee waivers, if any	.62%	.62% I
Expenses net of all reductions	.62%	.61% I
Net investment income (loss)	2.74%	2.26% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,180	$1,122
Portfolio turnover rate K	30%	14% I

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the sales charges.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Intermediate Municipal Income Fund Class C

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.08	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.196	.120
Net realized and unrealized gain (loss)	.036	.137
Total from investment operations	.232	.257
Distributions from net investment income	(.262)	(.177)
Total distributions	(.262)	(.177)
Net asset value, end of period	$10.05	$10.08
Total Return D,E,F	2.39%	2.62%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.73%	3.08% I,J
Expenses net of fee waivers, if any	1.37%	1.37% I
Expenses net of all reductions	1.37%	1.36% I
Net investment income (loss)	1.99%	1.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,090	$1,065
Portfolio turnover rate K	30%	14% I

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CCalculated based on average shares outstanding during the period.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns do not include the effect of the contingent deferred sales charge.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Sustainable Intermediate Municipal Income Fund

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.298	.200
Net realized and unrealized gain (loss)	.032	.138
Total from investment operations	.330	.338
Distributions from net investment income	(.290)	(.198)
Total distributions	(.290)	(.198)
Net asset value, end of period	$10.18	$10.14
Total Return D,E	3.36%	3.44%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.62%	2.03% H,I
Expenses net of fee waivers, if any	.37%	.37% I
Expenses net of all reductions	.37%	.36% I
Net investment income (loss)	2.99%	2.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$8,337	$7,307
Portfolio turnover rate J	30%	14% I

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Intermediate Municipal Income Fund Class I

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.298	.201
Net realized and unrealized gain (loss)	.032	.137
Total from investment operations	.330	.338
Distributions from net investment income	(.290)	(.198)
Total distributions	(.290)	(.198)
Net asset value, end of period	$10.18	$10.14
Total Return D,E	3.36%	3.44%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.74%	2.12% H,I
Expenses net of fee waivers, if any	.37%	.37% I
Expenses net of all reductions	.37%	.36% I
Net investment income (loss)	2.99%	2.51% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,070	$1,035
Portfolio turnover rate J	30%	14% I

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor® Sustainable Intermediate Municipal Income Fund Class Z

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.14	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.304	.205
Net realized and unrealized gain (loss)	.032	.137
Total from investment operations	.336	.342
Distributions from net investment income	(.296)	(.202)
Total distributions	(.296)	(.202)
Net asset value, end of period	$10.18	$10.14
Total Return D,E	3.42%	3.49%
Ratios to Average Net Assets C,F,G
Expenses before reductions	1.61%	2.04% H,I
Expenses net of fee waivers, if any	.31%	.31% I
Expenses net of all reductions	.31%	.30% I
Net investment income (loss)	3.05%	2.57% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,124	$1,035
Portfolio turnover rate J	30%	14% I

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Sustainable Intermediate Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Sustainable Intermediate Municipal Income Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and capital loss carryforwards.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$382,075
Gross unrealized depreciation	(55,717)
Net unrealized appreciation (depreciation)	$326,358
Tax Cost	$14,085,344

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(57,685)
Net unrealized appreciation (depreciation) on securities and other investments	$326,358

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,120)
Long-term	(52,565)
Total capital loss carryforward	$(57,685)

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023 A
Tax-exempt Income	387,038	220,316

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Sustainable Intermediate Municipal Income Fund	5,876,497	3,868,300
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$3,890	$2,656
Class M	- %	.25%	2,789	2,565
Class C	.75%	.25%	10,543	10,480
			$17,222	$15,701

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$73

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1367
Class M	.1709
Class C	.1788
Fidelity Sustainable Intermediate Municipal Income Fund	.0890
Class I	.1800

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,928.12
Class M	1,702.15
Class C	1,685.16
Fidelity Sustainable Intermediate Municipal Income Fund	6,774.09
Class I	1,764.17
Class Z	521.05
	$14,374

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Sustainable Intermediate Municipal Income Fund	.0259

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Sustainable Intermediate Municipal Income Fund	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.48
Class M	.51
Class C	.52
Fidelity Sustainable Intermediate Municipal Income Fund	.43
Class I	.52
Class Z	.39

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Sustainable Intermediate Municipal Income Fund	$18
7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.62%	$20,429
Class M	.62%	15,019
Class C	1.37%	14,297
Fidelity Sustainable Intermediate Municipal Income Fund	.37%	97,333
Class I	.37%	14,078
Class Z	.31%	13,495
		$174,651

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $77.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $540.
8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended January 31, 2024	Year ended January 31, 2023 A
Fidelity Sustainable Intermediate Municipal Income Fund
Distributions to shareholders
Class A	$41,437	$20,582
Class M	29,702	18,384
Class C	28,066	17,991
Fidelity Sustainable Intermediate Municipal Income Fund	226,843	123,006
Class I	29,994	19,937
Class Z	30,996	20,416
Total	$387,038	$220,316

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended January 31, 2024	Year ended January 31, 2023 A	Year ended January 31, 2024	Year ended January 31, 2023 A
Fidelity Sustainable Intermediate Municipal Income Fund
Class A
Shares sold	3,854	152,415	$38,433	$1,510,973
Reinvestment of distributions	4,164	2,073	41,424	20,582
Shares redeemed	(3,755)	(328)	(37,261)	(3,253)
Net increase (decrease)	4,263	154,160	$42,596	$1,528,302
Class M
Shares sold	3,418	108,784	$35,000	$1,085,981
Reinvestment of distributions	2,985	1,853	29,702	18,384
Shares redeemed	(1,209)	-	(12,000)	-
Net increase (decrease)	5,194	110,637	$52,702	$1,104,365
Class C
Shares sold	4	104,646	$42	$1,046,011
Reinvestment of distributions	2,850	1,821	28,066	17,991
Shares redeemed	(9)	(836)	(88)	(8,058)
Net increase (decrease)	2,845	105,631	$28,020	$1,055,944
Fidelity Sustainable Intermediate Municipal Income Fund
Shares sold	134,915	731,710	$1,348,159	$7,308,238
Reinvestment of distributions	18,304	10,931	182,095	108,350
Shares redeemed	(54,911)	(22,221)	(540,026)	(213,843)
Net increase (decrease)	98,308	720,420	$990,228	$7,202,745
Class I
Shares sold	299	100,000	$3,000	$1,000,000
Reinvestment of distributions	3,015	2,010	29,994	19,937
Shares redeemed	(300)	-	(3,012)	-
Net increase (decrease)	3,014	102,010	$29,982	$1,019,937
Class Z
Shares sold	5,498	100,000	$55,473	$1,000,000
Reinvestment of distributions	3,078	2,059	30,627	20,416
Shares redeemed	(247)	-	(2,483)	-
Net increase (decrease)	8,329	102,059	$83,617	$1,020,416

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Sustainable Intermediate Municipal Income Fund	74%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Sustainable Intermediate Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Sustainable Intermediate Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, and the statement of changes in net assets and the financial highlights for the year ended January 31, 2024 and for the period April 13, 2022 (commencement of operations) through January 31, 2023, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year ended January 31, 2024, and the changes in its net assets and the financial highlights for the year ended January 31, 2024 and for the period April 13, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 14, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024
Fidelity® Sustainable Intermediate Municipal Income Fund
Class A	.62%
Actual		$ 1,000	$ 1,034.30	$ 3.18
Hypothetical-B		$ 1,000	$ 1,022.08	$ 3.16
Class M	.62%
Actual		$ 1,000	$ 1,034.30	$ 3.18
Hypothetical-B		$ 1,000	$ 1,022.08	$ 3.16
Class C	1.37%
Actual		$ 1,000	$ 1,031.40	$ 7.01
Hypothetical-B		$ 1,000	$ 1,018.30	$ 6.97
Fidelity® Sustainable Intermediate Municipal Income Fund	.37%
Actual		$ 1,000	$ 1,035.60	$ 1.90
Hypothetical-B		$ 1,000	$ 1,023.34	$ 1.89
Class I	.37%
Actual		$ 1,000	$ 1,035.60	$ 1.90
Hypothetical-B		$ 1,000	$ 1,023.34	$ 1.89
Class Z	.31%
Actual		$ 1,000	$ 1,035.90	$ 1.59
Hypothetical-B		$ 1,000	$ 1,023.64	$ 1.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 12.47% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Sustainable Intermediate Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees in 2022); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Fidelity under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and the total expense ratio of the retail class, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based  on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule.  The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee under the fund's existing management contract, which is the individual fund fee, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the "Unified Fee Cap"). The Board noted that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fees previously authorized to be charged for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to a Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder, as well as Board, approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.9909543.101
SNT-ANN-0324
Fidelity® Tax-Free Bond Fund

Annual Report
January 31, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
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Other third-party marks appearing herein are the property of their respective owners.
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Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Tax-Free Bond Fund	3.71%	2.28%	3.11%

$25,000 Over 10 Years

Let's say hypothetically that $25,000 was invested in Fidelity® Tax-Free Bond Fund on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg 3+ Year Non-AMT Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Michael Maka, Cormac Cullen and Elizah McLaughlin:
For the fiscal year ending January 31, 2024, the fund gained 3.71%, outpacing, net of fees, the 2.92% advance of the benchmark, the Bloomberg 3+ Year Non-AMT Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the benchmark, the fund's overweight to lower-quality investment-grade munis contributed to performance. These securities, helped by strong demand from investors seeking higher levels of income, bested higher-quality bonds this period. An overweight to bonds issued by the state of Illinois also was beneficial. The bonds gained more than the benchmark as the state earned its ninth credit rating upgrade to the A category across three major credit rating agencies since 2021. Another notable contributor was an overweight in bonds issued by the Chicago Board of Education. They, too, outpaced the benchmark amid strong investor demand for bonds from issuers with improving credit quality that offered attractive levels of income. The fund's carry advantage, meaning its larger-than-index exposure to higher-coupon bonds, also helped. In contrast, non-benchmark exposure to California-based Beverly Hospital detracted from the relative result. In April, the hospital filed for bankruptcy protection to avoid the closure of its Montebello facility, which merged with Adventist Health in September.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

Illinois	14.6
New York	6.8
Texas	6.7
Pennsylvania	6.6
New Jersey	5.3

Revenue Sources (% of Fund's net assets)
Health Care	23.5
General Obligations	21.5
Transportation	15.6
Special Tax	8.6
Education	7.7
Electric Utilities	6.2
State G.O.	5.8
Others* (Individually Less Than 5%)	11.1
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 96.3%
	Principal Amount (a)	Value ($)
Alabama - 2.1%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	1,700,000	1,800,334
Homewood Edl. Bldg. Auth. Rev. Series 2019 A:
4% 12/1/33	270,000	274,857
4% 12/1/35	880,000	889,202
4% 12/1/37	1,180,000	1,180,218
4% 12/1/38	225,000	223,128
4% 12/1/39	1,605,000	1,573,247
4% 12/1/41	3,845,000	3,706,844
4% 12/1/44	2,265,000	2,107,034
4% 12/1/49	530,000	475,799
Jefferson County Swr. Rev. Series 2024, 5% 10/1/29	1,555,000	1,716,055
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (b)	23,020,000	23,041,922
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2007 C, 3.78%, tender 6/16/26 (b)	1,615,000	1,623,497
Montgomery Med. Clinic Facilities Series 2015:
5% 3/1/26	55,000	52,567
5% 3/1/27	110,000	103,439
5% 3/1/28	120,000	111,088
5% 3/1/29	100,000	91,289
5% 3/1/30	120,000	108,161
5% 3/1/36	2,315,000	1,910,696
Southeast Energy Auth. Rev.:
(Proj. No. 2) Series 2021 B1:
4% 6/1/29	1,260,000	1,269,852
4% 6/1/30	955,000	962,812
4% 6/1/31	825,000	821,255
Bonds (Proj. No. 2) Series 2021 B1, 4%, tender 12/1/31 (b)	20,155,000	19,960,067
Univ. of Alabama Gen. Rev. Series 2019 C, 5% 7/1/31	2,755,000	3,080,224
TOTAL ALABAMA		67,083,587
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/33	2,075,000	2,126,492
Arizona - 3.2%
Arizona Board of Regents Ctfs. of Prtn. (Univ. of Arizona Univ. Revs.) Series 2018 B:
5% 6/1/27	470,000	502,414
5% 6/1/30	1,390,000	1,517,064
Arizona Health Facilities Auth. Rev. (Banner Health Sys. Proj.) Series 2007 B, S&P Municipal Bond 7 Day High Grade Rate Index + 0.810% 4.97%, tender 1/1/37 (b)(c)	945,000	877,183
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A:
4% 2/1/38	1,415,000	1,440,739
4% 2/1/39	1,415,000	1,433,489
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A:
4% 9/1/37	385,000	385,948
4% 9/1/38	420,000	418,433
4% 9/1/39	380,000	375,224
4% 9/1/40	410,000	403,375
4% 9/1/46	1,000,000	942,185
5% 9/1/31	185,000	203,791
5% 9/1/32	285,000	313,505
5% 9/1/33	390,000	428,533
5% 9/1/34	330,000	361,714
Arizona Indl. Dev. Auth. Rev.:
(Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/37	1,030,000	566,500
5% 5/1/43	945,000	519,750
Series 2019 2, 3.625% 5/20/33	1,752,456	1,643,335
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/32	1,150,000	1,336,107
5% 7/1/34	1,180,000	1,365,913
5% 7/1/35	945,000	1,088,974
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	145,000	140,363
5% 7/1/48	190,000	168,688
Maricopa County Indl. Dev. Auth. (Creighton Univ. Proj.) Series 2020, 5% 7/1/47	1,890,000	1,996,553
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (d)	1,735,000	1,410,909
6% 1/1/48 (d)	3,290,000	2,358,770
Maricopa County Rev.:
Series 2017 D, 3% 1/1/48	4,000,000	3,068,124
Series 2019 E, 3% 1/1/49	2,375,000	1,799,656
Maricopa County Unified School District #48 Scottsdale Series 2017 B:
5% 7/1/31	755,000	811,030
5% 7/1/32	3,070,000	3,291,606
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	2,445,000	2,305,083
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	1,710,000	1,668,291
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2017 B:
5% 7/1/30	2,475,000	2,665,847
5% 7/1/34	1,890,000	2,019,907
5% 7/1/35	1,890,000	2,016,269
Series 2019 A, 5% 7/1/44	5,300,000	5,687,416
Phoenix Civic Impt. Corp. Series 2019 A:
5% 7/1/30	1,040,000	1,143,662
5% 7/1/32	335,000	367,874
5% 7/1/36	560,000	607,940
5% 7/1/37	490,000	528,562
5% 7/1/38	785,000	842,031
5% 7/1/45	6,800,000	7,134,006
Phoenix Civic Impt. Corp. District Rev. (Plaza Expansion Proj.) Series 2005 B, 5.5% 7/1/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,720,000	5,842,042
Phoenix IDA Student Hsg. Rev. (Downtown Phoenix Student Hsg. II LLC Arizona State Univ. Proj.) Series 2019 A:
5% 7/1/49	1,060,000	1,059,199
5% 7/1/54	3,335,000	3,300,690
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2023 B, 5.25% 1/1/53	30,000,000	33,808,635
TOTAL ARIZONA		102,167,329
California - 3.4%
Alameda Corridor Trans. Auth. Rev. Series 2024 A:
0% 10/1/52 (Assured Guaranty Muni. Corp. Insured) (e)	485,000	124,460
0% 10/1/53 (Assured Guaranty Muni. Corp. Insured) (e)	1,665,000	404,808
California Gen. Oblig. Series 2004:
5.25% 12/1/33	35,000	35,042
5.5% 4/1/30	5,000	5,009
California Hsg. Fin. Agcy.:
Series 2021 1, 3.5% 11/20/35	2,352,705	2,216,780
Series 2023 A1, 4.375% 9/20/36	5,744,803	5,715,172
California Muni. Fin. Auth. Student Hsg. (CHF-Davis I, LLC - West Village Student Hsg. Proj.) Series 2018:
5% 5/15/35	2,020,000	2,146,113
5% 5/15/38	2,830,000	2,963,403
5% 5/15/43	3,775,000	3,897,274
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/32	2,190,000	2,564,049
California Statewide Cmntys. Dev. Auth. Series 2016:
5% 5/15/25	945,000	956,569
5% 5/15/26	945,000	966,058
5% 5/15/27	945,000	966,687
5% 5/15/28	945,000	967,354
5% 5/15/32	1,180,000	1,205,773
5% 5/15/33	1,415,000	1,445,099
5% 5/15/40	945,000	953,745
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45 (f)	2,150,000	1,037,160
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	44,735,000	5,176,873
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A, 5% 10/1/32	8,225,000	9,882,193
Mount Diablo Unified School District Series 2022 B:
4% 8/1/29	1,800,000	1,955,575
4% 8/1/33	1,425,000	1,577,777
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,225,000	940,182
Series B:
0% 8/1/33	4,105,000	3,037,291
0% 8/1/37	7,555,000	4,669,411
0% 8/1/38	8,400,000	4,918,096
0% 8/1/39	6,815,000	3,803,646
0% 8/1/41	4,625,000	2,307,615
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/27	990,000	1,013,700
5% 9/1/30	1,295,000	1,327,296
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,510,000	1,371,359
San Diego Cmnty. College District Series 2011, 0% 8/1/35	2,830,000	1,963,233
San Diego Unified School District:
Series 2008 C:
0% 7/1/34	1,225,000	884,944
0% 7/1/37	4,820,000	3,034,418
Series 2008 E, 0% 7/1/47 (g)	2,455,000	1,911,214
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 B, 5% 5/1/49	2,765,000	2,964,154
Series 2022 B, 5% 5/1/52	14,945,000	16,453,829
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,495,000	1,268,241
Tobacco Securitization Auth. Southern California Tobacco Settlement Series 2019 A1:
5% 6/1/27	945,000	1,000,133
5% 6/1/28	1,425,000	1,534,122
5% 6/1/29	945,000	1,032,168
Univ. of California Revs.:
Series 2017 AV, 5% 5/15/36	1,520,000	1,637,022
Series 2021 Q, 3% 5/15/51	4,325,000	3,453,075
TOTAL CALIFORNIA		107,688,122
Colorado - 0.8%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	1,370,000	1,415,272
5% 10/1/43	5,485,000	5,621,250
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Episcopal Med. Ctr., Co. Proj.) Series 2017:
5% 9/1/24	210,000	211,481
5% 9/1/25	245,000	249,969
5% 9/1/28	2,075,000	2,234,715
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 5% 9/1/46	3,495,000	3,557,681
Series 2019 A, 4% 11/1/39	2,815,000	2,800,429
Series 2019 A2:
3.25% 8/1/49	2,700,000	2,014,059
4% 8/1/49	4,390,000	4,135,925
Series 2020 A, 4% 9/1/50	1,020,000	969,748
Series 2021 A, 3% 11/15/51	2,600,000	1,971,022
Colorado Hsg. & Fin. Auth.:
Series 2019 H, 4.25% 11/1/49	675,000	677,654
Series 2021 E, 3% 11/1/51	1,170,000	1,132,685
TOTAL COLORADO		26,991,890
Connecticut - 2.1%
Connecticut Gen. Oblig.:
Series 2018 F, 5% 9/15/27	945,000	1,022,615
Series 2020 A, 4% 1/15/34	6,615,000	7,060,903
Series 2021 A:
3% 1/15/35	1,000,000	962,813
3% 1/15/39	960,000	849,786
3% 1/15/40	1,230,000	1,073,907
Series 2021 B, 3% 6/1/40	1,000,000	871,735
Series 2022 B, 3% 1/15/40	2,625,000	2,314,795
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/34	990,000	1,043,904
5% 7/1/35	1,135,000	1,190,380
5% 7/1/36	380,000	397,163
5% 7/1/37	1,470,000	1,529,480
5% 7/1/42	3,570,000	3,663,213
Bonds Series 2020 B, 5%, tender 1/1/27 (b)	4,445,000	4,639,600
Series 2016 K, 4% 7/1/46	4,215,000	3,876,030
Series 2019 A:
5% 7/1/34 (d)	1,325,000	1,296,425
5% 7/1/49 (d)	1,925,000	1,665,383
Series 2020 A, 4% 7/1/39	2,830,000	2,839,505
Series 2020 C, 4% 7/1/45	3,985,000	3,844,776
Series 2020 K:
5% 7/1/37	945,000	1,026,016
5% 7/1/38	1,415,000	1,526,337
5% 7/1/39	1,465,000	1,573,221
5% 7/1/44 (d)	1,295,000	1,232,066
Series 2021 S, 4% 6/1/51	1,120,000	1,071,136
Series 2022 M:
4% 7/1/37	3,305,000	3,326,692
4% 7/1/52	1,680,000	1,580,821
Series G, 5% 7/1/50 (d)	1,100,000	1,006,231
Series K1:
5% 7/1/31	1,415,000	1,462,874
5% 7/1/35	1,210,000	1,241,795
Series N:
4% 7/1/39	1,165,000	981,040
4% 7/1/49	1,395,000	1,037,269
5% 7/1/32	520,000	523,407
5% 7/1/33	470,000	472,191
5% 7/1/34	235,000	235,542
Connecticut Hsg. Fin. Auth. Series 2019 B1, 4% 5/15/49	915,000	911,426
Connecticut State Revolving Fund Gen. Rev. Series 2017 A, 5% 5/1/35	2,195,000	2,342,753
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (d)	2,095,000	2,143,579
5% 4/1/39 (d)	2,950,000	2,984,760
New Haven Gen. Oblig. Series 2016 A, 5% 8/15/25 (Assured Guaranty Muni. Corp. Insured)	540,000	553,850
TOTAL CONNECTICUT		67,375,419
District Of Columbia - 1.0%
District of Columbia Gen. Oblig. Series 2017 A, 5% 6/1/33	2,170,000	2,320,627
District of Columbia Hosp. Rev. Series 2015:
5% 7/15/29	3,775,000	3,899,496
5% 7/15/30	6,130,000	6,323,922
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev.:
(Dulles Metrorail and Cap. Impt. Projs.):
Series 2019 A:
5% 10/1/33	1,180,000	1,280,901
5% 10/1/34	1,890,000	2,047,776
5% 10/1/36	1,890,000	2,030,724
Series 2019 B, 3% 10/1/50 (Assured Guaranty Muni. Corp. Insured)	4,210,000	3,230,714
(Dulles Metrorail And Cap. Impt. Projs.) Series 2019 B, 4% 10/1/49	4,975,000	4,630,671
(Dulles Metrorail and Cap. Impts. Projs.) Series 2022 A, 3% 10/1/53 (Assured Guaranty Muni. Corp. Insured)	2,400,000	1,777,195
Washington D.C. Metropolitan Transit Auth. Rev. Series 2017 B, 5% 7/1/33	4,290,000	4,590,185
TOTAL DISTRICT OF COLUMBIA		32,132,211
Florida - 5.1%
Brevard County Health Facilities Auth. Rev. Series 2023 A, 5% 4/1/32	2,220,000	2,527,613
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	1,505,000	1,577,289
Series 2016, 5% 7/1/32	965,000	999,931
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/29	1,650,000	1,721,127
Central Florida Expressway Auth. Sr. Lien Rev. Series 2021:
4% 7/1/34 (Assured Guaranty Muni. Corp. Insured)	4,015,000	4,265,272
4% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	3,890,000	4,117,294
4% 7/1/37 (Assured Guaranty Muni. Corp. Insured)	4,320,000	4,524,831
4% 7/1/38 (Assured Guaranty Muni. Corp. Insured)	2,700,000	2,803,088
4% 7/1/39 (Assured Guaranty Muni. Corp. Insured)	2,175,000	2,240,827
Duval County School Board Ctfs. of Prtn. Series 2015 B, 5% 7/1/29	6,025,000	6,180,878
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	2,255,000	2,053,053
Florida Dept. of Trans. Tpk. Rev. Series 2021 C, 3% 7/1/46	1,000,000	822,650
Florida Dev. Fin. Corp. Healthcare Facility Rev. Bonds (Tampa Gen. Hosp. Proj.) Series 2024 B, 5%, tender 10/1/31 (b)(e)	4,730,000	5,268,442
Florida Higher Edl. Facilities Fing. Auth.:
(St. Leo Univ. Proj.) Series 2019, 5% 3/1/49	4,530,000	3,359,491
Series 2019, 5% 10/1/27	615,000	640,548
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	1,305,000	1,335,858
Florida Hsg. Fin. Corp. Rev. Series 2019 1, 4% 7/1/50	2,455,000	2,447,776
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	2,455,000	2,495,240
Series 2015 C, 5% 10/1/35	1,890,000	1,919,455
Florida Muni. Pwr. Agcy. Rev.:
(Pwr. Supply Proj.) Series 2017 A, 5% 10/1/28	380,000	414,503
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	930,000	970,161
5% 10/1/31	1,015,000	1,057,777
Series 2015 B, 5% 10/1/29	1,180,000	1,212,205
Gainesville Utils. Sys. Rev. Series 2017 A, 5% 10/1/35	4,720,000	5,024,401
Halifax Hosp. Med. Ctr. Rev. Series 2015:
5% 6/1/24	790,000	793,100
5% 6/1/28 (Pre-Refunded to 6/1/25 @ 100)	620,000	635,531
Hillsborough County School Board Ctfs. of Prtn. Series 2015 A, 5% 7/1/26	7,555,000	7,713,617
Jacksonville Health Care Facilities (Baptist Med. Ctr. Proj.) Series 2017:
5% 8/15/26	1,890,000	1,984,364
5% 8/15/34	2,595,000	2,732,071
Miami Beach Health Facilities Auth. Hosp. Rev. Series 2014 A, 5% 11/15/39	1,445,000	1,454,105
Miami-Dade County Aviation Rev. Series 2020 A:
4% 10/1/35	1,510,000	1,572,817
4% 10/1/41	1,135,000	1,144,657
5% 10/1/31	2,020,000	2,302,272
Miami-Dade County Expressway Auth.:
Series 2010 A, 5% 7/1/40	3,115,000	3,127,821
Series 2014 A:
5% 7/1/25	1,350,000	1,358,647
5% 7/1/27	945,000	950,831
5% 7/1/28	2,100,000	2,113,651
5% 7/1/29	955,000	961,366
Series 2014 B, 5% 7/1/30	2,360,000	2,375,829
Miami-Dade County Gen. Oblig. Series 2020, 2.25% 7/1/38	1,000,000	784,040
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 5/1/29	11,680,000	11,910,459
Series 2016 A, 5% 5/1/32	9,440,000	9,833,312
Series 2016 B, 5% 8/1/26	4,255,000	4,454,326
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2019, 4% 8/15/49	3,205,000	3,016,226
Palm Beach County Health Facilities Auth. Rev. Series 2019 B, 5% 5/15/53	3,690,000	2,757,676
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D, 5% 8/1/28	1,870,000	1,917,267
Pinellas County Idr (Drs. Kiran & Pallavi Patel 2017 Foundation for Global Understanding, Inc. Proj.) Series 2019:
5% 7/1/29	200,000	205,058
5% 7/1/39	400,000	402,054
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/27	470,000	491,627
5% 10/1/28	3,775,000	3,949,519
5% 10/1/30	1,890,000	1,971,298
5% 10/1/32	3,125,000	3,257,417
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
5% 8/15/29	1,395,000	1,482,121
5% 8/15/32	3,700,000	3,907,059
5% 8/15/35	665,000	698,588
5% 8/15/37	4,720,000	4,918,847
5% 8/15/42	3,210,000	3,296,752
5% 8/15/47	4,910,000	5,018,926
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A:
5% 12/1/29	1,345,000	1,379,248
5% 12/1/36	1,040,000	1,055,761
Series 2015 A, 5% 12/1/40	945,000	950,906
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	720,000	761,749
5% 10/15/49	1,340,000	1,404,523
Volusia County School Board Ctfs. of Prtn. (Florida Master Lease Prog.) Series 2016 A, 5% 8/1/31 (Build America Mutual Assurance Insured)	2,090,000	2,162,186
TOTAL FLORIDA		163,187,334
Georgia - 4.6%
Atlanta Arpt. Rev. Series 2023 B1:
5% 7/1/37	1,450,000	1,703,515
5% 7/1/39	1,000,000	1,153,311
5% 7/1/40	1,125,000	1,287,867
Burke County Indl. Dev. Auth. Poll. Cont. Rev.:
(Georgia Transmission Corp. Proj.) Series 2012, 2.75% 1/1/52 (b)	2,900,000	2,033,158
Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2013 1st, 2.925%, tender 3/12/24 (b)	9,065,000	9,051,695
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	6,080,000	6,320,486
DeKalb Private Hosp. Auth. Rev. Series 2019 B, 5% 7/1/35	1,285,000	1,424,239
Fulton County Dev. Auth. Rev.:
Series 2019 C, 5% 7/1/38	1,160,000	1,261,562
Series 2019, 4% 6/15/49	1,115,000	1,080,474
Gainesville & Hall County Hosp. Auth. Rev. Series 2020 A, 3% 2/15/47	9,015,000	7,199,611
Georgia Hsg. & Fin. Auth. Series 2019 B, 3.25% 12/1/49	1,750,000	1,399,659
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2019 A:
4% 1/1/49	5,760,000	5,476,063
5% 1/1/30	390,000	423,641
5% 1/1/32	885,000	957,436
5% 1/1/34	1,815,000	1,957,849
5% 1/1/35	875,000	942,310
5% 1/1/36	1,075,000	1,153,749
5% 1/1/37	1,055,000	1,126,388
5% 1/1/38	1,085,000	1,148,053
5% 1/1/44	2,825,000	2,935,074
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/35	4,620,000	4,673,493
4% 7/1/39	2,360,000	2,371,897
4% 7/1/43	2,470,000	2,420,542
Main Street Natural Gas, Inc.:
Bonds:
Series 2021 A, 4%, tender 9/1/27 (b)	21,715,000	21,811,649
Series 2021 C, 4%, tender 12/1/28 (b)	20,380,000	20,428,044
Series 2023 D, 5%, tender 12/1/30 (b)	19,695,000	20,849,608
Series 2024 A1, 5%, tender 9/1/31 (b)	6,450,000	6,902,216
Series 2024 A1:
5% 3/1/29	2,675,000	2,805,679
5% 9/1/29	2,240,000	2,359,920
5% 3/1/30	2,940,000	3,106,946
5% 9/1/30	2,350,000	2,492,426
Private Colleges & Univs. Auth. Rev.:
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/38	500,000	510,277
4% 4/1/40	1,320,000	1,332,321
5% 4/1/36	1,060,000	1,183,395
Series 2020 B, 5% 9/1/33	2,360,000	2,709,716
TOTAL GEORGIA		145,994,269
Hawaii - 0.1%
Hawaii Gen. Oblig. Series 2020 C:
4% 7/1/37	1,040,000	1,078,704
4% 7/1/38	1,180,000	1,212,757
TOTAL HAWAII		2,291,461
Idaho - 0.2%
Idaho Health Facilities Auth. Rev. Series 2015 ID:
5% 12/1/24	470,000	476,663
5.5% 12/1/27	3,070,000	3,159,216
Idaho Hsg. & Fin. Assoc. Single Family Mtg.:
(Idaho St Garvee Proj.) Series 2017 A:
5% 7/15/24	665,000	670,331
5% 7/15/25	665,000	683,677
5% 7/15/26	470,000	494,636
Series 2019 A, 4% 1/1/50	1,380,000	1,376,411
TOTAL IDAHO		6,860,934
Illinois - 14.6%
Chicago Board of Ed.:
Series 2012 A, 5% 12/1/42	2,660,000	2,656,598
Series 2015 C, 5.25% 12/1/39	755,000	750,691
Series 2016 B, 6.5% 12/1/46	400,000	419,180
Series 2017 A, 7% 12/1/46 (d)	1,400,000	1,518,770
Series 2017 C:
5% 12/1/24	1,735,000	1,746,254
5% 12/1/25	2,670,000	2,714,739
5% 12/1/26	500,000	514,612
Series 2017 D:
5% 12/1/24	1,705,000	1,716,060
5% 12/1/31	1,845,000	1,885,031
Series 2017 H, 5% 12/1/36	440,000	445,041
Series 2018 A:
5% 12/1/24	1,590,000	1,601,129
5% 12/1/29	4,195,000	4,348,970
5% 12/1/31	850,000	872,882
Series 2018 C, 5% 12/1/46	8,210,000	8,223,391
Series 2019 A:
5% 12/1/25	2,360,000	2,399,544
5% 12/1/26	1,985,000	2,043,010
5% 12/1/29	2,920,000	3,079,023
5% 12/1/30	3,820,000	4,001,162
5% 12/1/32	1,700,000	1,775,944
Chicago Gen. Oblig.:
Series 2020 A:
5% 1/1/26	1,565,000	1,605,707
5% 1/1/27	7,225,000	7,535,973
5% 1/1/29	3,645,000	3,899,767
5% 1/1/30	7,320,000	7,915,495
Series 2021 A, 5% 1/1/32	4,405,000	4,810,733
Chicago Midway Arpt. Rev. Series 2016 B:
4% 1/1/35	770,000	778,315
5% 1/1/36	4,250,000	4,357,435
5% 1/1/37	5,005,000	5,120,375
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2016 B, 5% 1/1/34	2,675,000	2,765,980
Series 2016 C:
5% 1/1/32	4,485,000	4,638,942
5% 1/1/33	1,230,000	1,272,152
5% 1/1/34	1,425,000	1,473,466
Series 2017 B:
5% 1/1/34	1,430,000	1,502,933
5% 1/1/35	2,400,000	2,519,823
5% 1/1/36	1,560,000	1,632,207
5% 1/1/37	6,045,000	6,304,350
5% 1/1/38	2,125,000	2,209,211
Series 2018 B:
4% 1/1/44	5,880,000	5,867,610
5% 1/1/48	1,055,000	1,114,994
5% 1/1/53	1,060,000	1,113,701
Series 2020 A, 4% 1/1/37	6,305,000	6,544,028
Chicago Transit Auth. Series 2017, 5% 12/1/46	1,795,000	1,838,668
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/25	705,000	718,495
5% 6/1/26	1,505,000	1,559,413
Cook County Ccsd 034 Glenview Series 2021 A, 2% 12/1/37	2,010,000	1,578,320
Cook County Gen. Oblig. Series 2016 A, 5% 11/15/29	5,770,000	6,076,186
Grundy & Will Counties Cmnty. School Gen. Oblig. Series 2018:
5% 2/1/29	500,000	529,584
5% 2/1/29 (Pre-Refunded to 2/1/27 @ 100)	135,000	143,697
Illinois Fin. Auth.:
Series 2020 A:
3% 5/15/50	7,190,000	5,225,738
3% 5/15/50 (Build America Mutual Assurance Insured)	3,390,000	2,606,516
3.25% 8/15/49	1,340,000	1,036,308
Series 2020, 5% 7/1/36	4,150,000	4,720,898
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/31	190,000	208,462
5% 10/1/32	275,000	300,410
5% 10/1/33	470,000	509,862
5% 10/1/35	285,000	307,048
5% 10/1/36	285,000	304,589
5% 10/1/37	330,000	349,941
5% 10/1/38	355,000	373,963
5% 10/1/39	610,000	639,021
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C, 5% 8/1/31	2,230,000	2,335,988
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/31	1,395,000	1,419,252
5% 10/1/33	1,415,000	1,481,708
(Northwestern Memorial Hosp.,IL. Proj.) Series 2017 A:
5% 7/15/25	750,000	770,525
5% 7/15/30	1,405,000	1,518,890
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	10,465,000	10,170,363
5% 5/15/43	9,440,000	9,691,375
(Presence Health Proj.) Series 2016 C:
5% 2/15/29	3,260,000	3,431,042
5% 2/15/36	2,255,000	2,341,612
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/49	465,000	467,590
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	1,135,000	1,153,847
Series 2015 A, 5% 11/15/31	3,305,000	3,384,206
Series 2015 C, 5% 8/15/44	12,435,000	12,595,663
Series 2016 A, 5.25% 8/15/29 (Pre-Refunded to 8/15/26 @ 100)	960,000	1,011,930
Series 2016 B:
5% 8/15/30	2,830,000	2,992,613
5% 8/15/33	4,330,000	4,546,238
5% 8/15/34	2,280,000	2,392,627
Series 2016 C:
3.75% 2/15/34	685,000	687,547
4% 2/15/36	2,915,000	2,963,934
4% 2/15/41	8,645,000	8,522,036
5% 2/15/31	1,965,000	2,065,932
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	20,000	20,608
5% 12/1/29	970,000	1,003,934
5% 12/1/46	2,510,000	2,531,288
Series 2017 A, 5% 8/1/47	405,000	408,001
Series 2017:
5% 7/1/33	3,175,000	3,384,514
5% 7/1/34	2,610,000	2,780,322
5% 7/1/35	530,000	563,708
Series 2019:
4% 9/1/37	380,000	322,374
4% 9/1/39	945,000	776,264
5% 9/1/30	180,000	181,037
5% 9/1/38	850,000	801,211
Illinois Gen. Oblig.:
Series 2006, 5.5% 1/1/31	1,835,000	2,115,587
Series 2014:
5% 2/1/25	2,120,000	2,122,599
5% 2/1/27	1,155,000	1,156,462
5% 4/1/28	550,000	551,367
5% 5/1/28	3,140,000	3,151,879
5% 5/1/32	1,320,000	1,324,150
5% 5/1/33	1,510,000	1,514,023
5.25% 2/1/29	2,830,000	2,833,979
5.25% 2/1/30	2,550,000	2,553,394
5.25% 2/1/31	1,230,000	1,231,572
Series 2016:
5% 2/1/26	945,000	976,920
5% 6/1/26	575,000	598,149
5% 2/1/27	3,535,000	3,718,980
5% 2/1/28	3,300,000	3,475,773
5% 2/1/29	3,100,000	3,269,022
Series 2017 A, 5% 12/1/26	3,165,000	3,324,885
Series 2018 A:
5% 10/1/26	1,415,000	1,481,555
5% 10/1/28	3,305,000	3,576,221
Series 2020 B, 4% 10/1/32	5,055,000	5,247,501
Series 2021 A:
5% 3/1/32	100,000	111,631
5% 3/1/35	710,000	786,577
5% 3/1/36	565,000	622,872
5% 3/1/37	710,000	778,727
5% 3/1/46	2,830,000	2,995,380
Series 2021 B, 4% 12/1/34	3,355,000	3,443,055
Series 2022 A:
5% 3/1/32	1,755,000	1,989,831
5% 3/1/36	7,365,000	8,212,319
5.25% 3/1/37	1,605,000	1,807,521
Series 2022 B:
5% 3/1/29	3,495,000	3,808,176
5% 3/1/32	1,550,000	1,757,401
Series 2023 B:
5% 5/1/36	1,450,000	1,619,318
5.25% 5/1/38	6,750,000	7,562,739
5.25% 5/1/40	3,005,000	3,332,774
Series 2023 C, 5% 5/1/29	3,945,000	4,309,504
Series 2023 D, 5% 7/1/28	3,305,000	3,564,278
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	5,855,000	5,656,524
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	4,455,724	4,010,964
Illinois Hsg. Dev. Auth. Rev.:
Series 2016 C, 2.9% 8/1/31	490,000	460,286
Series 2019 D, 2.7% 10/1/34	485,000	443,555
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	1,785,000	1,824,731
Illinois Sales Tax Rev.:
Series 2021 A, 3% 6/15/33 (Build America Mutual Assurance Insured)	2,720,000	2,565,055
Series 2024 A:
5% 6/15/31 (e)	4,535,000	5,168,954
5% 6/15/32 (e)	3,805,000	4,398,660
5% 6/15/34 (e)	5,495,000	6,511,661
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2016 A, 5% 12/1/31	890,000	923,164
Series 2019 A, 5% 1/1/44	1,060,000	1,138,208
Kane, McHenry, Cook & DeKalb Counties Unit School District #300:
Series 2015 5% 1/1/28	2,625,000	2,656,184
Series 2017, 5% 1/1/29	970,000	1,034,852
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016, 5% 2/1/33	10,270,000	10,534,525
Lake County Cmnty. Consolidated School District #73 Gen. Oblig. Series 2021, 2.25% 1/1/40	1,245,000	966,152
McHenry County Cmnty. School District #200 Series 2006 B:
0% 1/15/25	4,190,000	4,050,362
0% 1/15/26	3,150,000	2,944,344
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1:
0% 6/15/43 (Assured Guaranty Muni. Corp. Insured)	30,875,000	13,508,455
0% 6/15/44 (Assured Guaranty Muni. Corp. Insured)	7,170,000	2,981,076
0% 6/15/45 (Assured Guaranty Muni. Corp. Insured)	11,465,000	4,520,097
0% 6/15/47 (Assured Guaranty Muni. Corp. Insured)	10,015,000	3,485,876
Series 2012 B, 0% 12/15/51	5,570,000	1,415,944
Series 1994, 0% 6/15/29 (FGIC Insured)	5,735,000	4,739,304
Series 2002 A, 0% 6/15/35 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310,000	858,175
Series 2002:
0% 12/15/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	775,000	584,990
0% 12/15/36 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	12,285,000	7,441,389
Series 2017 B:
5% 12/15/28	1,890,000	2,010,613
5% 12/15/32	850,000	900,803
Series 2020 A, 5% 6/15/50	21,945,000	22,649,325
Series 2022 A, 4% 12/15/42	5,405,000	5,272,335
Sales Tax Securitization Corp. Series 2023 C, 5% 1/1/32	4,695,000	5,346,084
Schaumburg Village Gen. Oblig. Series 2023, 4% 12/1/30	2,940,000	3,102,208
Univ. of Illinois Rev. Series 2018 A, 5% 4/1/29	3,720,000	4,025,754
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (Pre-Refunded to 11/1/26 @ 100)	3,000,000	2,737,438
TOTAL ILLINOIS		467,234,694
Indiana - 0.9%
Beech Grove School Bldg. Corp. Series 1996, 5.625% 7/5/24 (Escrowed to Maturity)	65,000	65,648
Indiana Fin. Auth. Health Sys. Rev. Series 2016 A, 4% 11/1/51	3,790,000	3,530,988
Indiana Fin. Auth. Hosp. Rev. (Parkview Health Sys. Proj.) Series 2017 A:
5% 11/1/28	425,000	463,933
5% 11/1/29	1,320,000	1,468,468
5% 11/1/30	295,000	333,548
Indiana Fin. Auth. Rev.:
(Butler Univ. Proj.) Series 2019, 4% 2/1/44	2,450,000	2,363,120
Series 2016, 5% 9/1/31	1,735,000	1,824,421
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (d)	1,660,000	1,379,784
Series 2021 B, 3% 7/1/50	925,000	895,483
Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev. Series 2017 A:
5% 1/1/32	3,775,000	4,085,961
5% 1/1/34	1,890,000	2,045,936
Indianapolis Local Pub. Impt. (Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	3,090,000	3,235,116
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019:
4% 4/1/39	945,000	934,001
4% 4/1/46	2,115,000	1,976,138
5% 4/1/40	2,115,000	2,224,525
Series 2020:
4% 4/1/37	1,565,000	1,571,358
5% 4/1/29	970,000	1,052,235
TOTAL INDIANA		29,450,663
Iowa - 0.3%
Iowa Fin. Auth. Rev.:
Series 2018 B, 5% 2/15/48	2,360,000	2,440,132
Series A:
5% 5/15/43	775,000	633,448
5% 5/15/48	1,355,000	1,050,950
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2, 4% 6/1/49	2,645,000	2,480,416
Series 2021 B1, 4% 6/1/49	2,765,000	2,790,150
TOTAL IOWA		9,395,096
Kentucky - 2.8%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. d/b/a King's Daughters Med. Ctr. Proj.) Series 2016 A, 5% 2/1/40	1,135,000	1,148,838
Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	1,665,000	1,366,662
5% 2/1/28	45,000	47,390
5% 2/1/32	60,000	63,738
Boyle County Edl. Facilities Rev. Series 2017, 5% 6/1/37	1,585,000	1,656,291
Kenton County Arpt. Board Arpt. Rev.:
Series 2016, 5% 1/1/33	1,225,000	1,266,980
Series 2019, 5% 1/1/44	2,120,000	2,261,839
Kentucky Econ. Dev. Fin. Auth.:
Series 2019 A1:
5% 8/1/33	945,000	1,024,064
5% 8/1/44	945,000	977,341
Series 2019 A2, 5% 8/1/49	2,360,000	2,420,477
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev.:
Series 2015 A:
5% 6/1/25	45,000	45,290
5% 6/1/26	50,000	50,431
5% 6/1/27	50,000	50,506
5% 6/1/28	55,000	55,601
5% 6/1/29	60,000	60,700
5% 6/1/30	60,000	60,726
Series 2017 B:
5% 8/15/32	2,530,000	2,674,577
5% 8/15/33	1,250,000	1,318,051
5% 8/15/35	1,415,000	1,482,367
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/29	1,760,000	1,910,457
5% 5/1/30	1,180,000	1,282,895
5% 5/1/31	505,000	548,999
5% 5/1/32	265,000	287,816
5% 5/1/33	595,000	645,843
5% 5/1/34	680,000	735,600
5% 5/1/35	400,000	431,289
5% 5/1/36	340,000	365,234
Series A:
4% 11/1/38	600,000	604,416
5% 11/1/29	3,625,000	3,972,767
5% 11/1/30	2,030,000	2,225,131
Kentucky, Inc. Pub. Energy Bonds Series A, 4%, tender 6/1/26 (b)	29,720,000	29,762,592
Louisville & Jefferson County:
Bonds:
Series 2020 C, 5%, tender 10/1/26 (b)	1,360,000	1,413,016
Series 2020 D, 5%, tender 10/1/29 (b)	1,635,000	1,786,520
Series 2016 A:
5% 10/1/31	6,045,000	6,283,659
5% 10/1/32	7,310,000	7,593,970
5% 10/1/33	4,155,000	4,313,121
Series 2020 A:
3% 10/1/43	5,800,000	4,546,672
4% 10/1/40	1,090,000	1,070,295
5% 10/1/37	2,715,000	2,882,373
TOTAL KENTUCKY		90,694,534
Louisiana - 0.1%
Louisiana Hsg. Corp. Single Fami (Home Ownership Prog.) Series 2023 C, 5.75% 12/1/53	995,000	1,085,822
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	1,605,000	1,634,549
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A, 5% 12/15/29	1,135,000	1,198,455
TOTAL LOUISIANA		3,918,826
Maine - 1.1%
Brunswick Series 2020:
2.375% 11/1/37	130,000	108,735
2.5% 11/1/39	335,000	274,431
Lewiston 52850C Series 2021:
1.25% 2/15/31	2,455,000	2,049,449
1.25% 2/15/32	2,595,000	2,107,862
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2016 A:
4% 7/1/41	1,120,000	1,020,306
4% 7/1/46	1,665,000	1,429,364
5% 7/1/41	455,000	455,049
5% 7/1/46	310,000	288,748
Series 2018 A:
5% 7/1/30	1,120,000	1,198,457
5% 7/1/31	1,040,000	1,110,943
5% 7/1/34	1,890,000	2,020,953
5% 7/1/35	2,590,000	2,764,898
5% 7/1/36	3,070,000	3,262,980
5% 7/1/37	2,830,000	2,993,144
5% 7/1/38	2,150,000	2,262,434
5% 7/1/43	4,250,000	4,430,565
Maine Tpk. Auth. Tpk. Rev. Series 2018:
5% 7/1/33	660,000	721,763
5% 7/1/34	945,000	1,029,285
5% 7/1/35	1,040,000	1,129,989
5% 7/1/36	1,890,000	2,045,001
Univ. Sys. Rev. Series 2022, 5.5% 3/1/62	3,800,000	4,103,958
TOTAL MAINE		36,808,314
Maryland - 1.2%
Anne Arundel County Gen. Oblig.:
Series 2012, 3% 10/1/36	2,595,000	2,506,908
Series 2021, 3% 10/1/37	1,000,000	947,712
Baltimore County Gen. Oblig. Series 2021, 3% 3/1/37	825,000	791,398
Baltimore Gen. Oblig. Series 2022 A, 5% 10/15/37	735,000	857,185
City of Westminster Series 2016, 5% 11/1/31	1,865,000	1,938,799
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev.:
Series 2019 B, 4% 9/1/49	1,550,000	1,545,690
Series 2019 C, 3.5% 3/1/50	1,620,000	1,594,744
Maryland Health & Higher Edl. Series 2021 A, 3% 7/1/51	4,320,000	3,160,623
Maryland Health & Higher Edl. Facilities Auth. Rev.:
Series 2015, 5% 7/1/40	1,890,000	1,908,192
Series 2016 A:
4% 7/1/42	735,000	692,891
5% 7/1/35	1,940,000	1,998,187
5% 7/1/38	1,060,000	1,081,437
Maryland Stadium Auth. Built to Learn Rev.:
Series 2021, 4% 6/1/46	850,000	851,715
Series 2022 A:
4% 6/1/37	2,240,000	2,333,785
4% 6/1/38	2,455,000	2,533,478
Prince Georges County Gen. Oblig. Series 2021 A, 2% 7/1/35	7,055,000	5,855,250
Washington Metropolitan Area Transit Auth. Series 2020 A, 5% 7/15/38	7,100,000	7,875,554
TOTAL MARYLAND		38,473,548
Massachusetts - 1.5%
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	960,000	976,127
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	9,440,000	8,771,581
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/30	1,100,000	1,135,186
5% 10/1/33	1,280,000	1,317,205
Series 2015 D, 5% 7/1/44	2,430,000	2,433,003
Series 2019, 5% 9/1/59	4,445,000	4,702,495
Series 2020 A, 4% 7/1/45	9,790,000	8,769,018
Series 2024 D:
5% 7/1/32	800,000	943,686
5% 7/1/42	1,750,000	1,973,061
Series J2, 5% 7/1/53	2,360,000	2,412,792
Series M:
4% 10/1/50	9,975,000	8,523,166
5% 10/1/45	7,515,000	7,597,930
TOTAL MASSACHUSETTS		49,555,250
Michigan - 2.3%
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/46	1,840,000	1,877,921
Grand Traverse County Hosp. Fin. Auth. Series 2021, 3% 7/1/51	1,860,000	1,344,922
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	1,415,000	1,487,408
5% 7/1/48	6,135,000	6,386,845
Jackson County Series 2019:
4% 5/1/32 (Build America Mutual Assurance Insured)	2,050,000	2,165,291
4% 5/1/33 (Build America Mutual Assurance Insured)	2,110,000	2,221,769
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016:
5% 5/15/28	1,365,000	1,416,105
5% 5/15/28 (Pre-Refunded to 5/15/26 @ 100)	10,000	10,460
Lansing Board of Wtr. & Lt. Util. Rev. Series 2024 A:
5% 7/1/32	3,155,000	3,724,274
5% 7/1/36	6,000,000	7,103,236
5% 7/1/37	1,675,000	1,966,571
5% 7/1/38	1,250,000	1,453,947
5% 7/1/39	675,000	780,012
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	1,740,000	1,844,953
Series 2016, 5% 11/15/32	4,545,000	4,757,099
Series 2019 A:
3% 12/1/49	2,645,000	2,039,703
5% 11/15/48	1,555,000	1,612,380
Series 2020 A, 4% 6/1/49	2,070,000	1,902,653
Michigan Hosp. Fin. Auth. Rev. Series 2008 C:
5% 12/1/32	290,000	309,679
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	40,000	43,411
Michigan Hsg. Dev. Auth. Rental Hsg. Rev. Series 2019 A1, 3.35% 10/1/49	1,750,000	1,424,215
Michigan State Hsg. Dev. Auth. Series 2021 A, 2.45% 10/1/46	3,400,000	2,374,427
Portage Pub. Schools Series 2016:
5% 11/1/33	945,000	981,295
5% 11/1/36	1,180,000	1,220,649
5% 11/1/37	945,000	977,139
Warren Consolidated School District Series 2016:
5% 5/1/28	3,870,000	4,045,192
5% 5/1/29	3,995,000	4,171,414
Wayne County Arpt. Auth. Rev.:
Series 2015 D:
5% 12/1/30	1,225,000	1,259,949
5% 12/1/31	2,170,000	2,231,562
Series 2015 G:
5% 12/1/31	1,415,000	1,455,143
5% 12/1/32	1,415,000	1,455,056
5% 12/1/33	1,890,000	1,941,378
Series 2015, 5% 12/1/29	1,510,000	1,553,048
Series 2017 A:
5% 12/1/28	565,000	605,929
5% 12/1/29	520,000	557,773
5% 12/1/30	660,000	707,972
5% 12/1/33	330,000	353,676
5% 12/1/37	470,000	496,852
5% 12/1/37	255,000	269,381
Series 2017 C, 5% 12/1/28	1,040,000	1,118,461
TOTAL MICHIGAN		73,649,150
Minnesota - 1.6%
Duluth Econ. Dev. Auth. Health Care Facilities Rev. Series 2018 A:
5% 2/15/48	6,685,000	6,798,682
5% 2/15/58	11,185,000	11,312,443
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/27	1,215,000	1,241,452
Series 2017, 5% 5/1/24	1,135,000	1,138,315
Minneapolis & Saint Paul Hsg. & Redev. Auth. Health Care Sys. Rev. (Allina Health Sys. Proj.) Series 2017 A, 5% 11/15/25	1,290,000	1,336,594
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/29	945,000	1,011,458
5% 10/1/32	675,000	720,616
5% 10/1/33	825,000	879,631
5% 10/1/45	975,000	991,005
Minnesota Hsg. Fin. Agcy.:
Series 2023 F, 5.75% 7/1/53	660,000	706,668
Series B, 4% 8/1/41	1,270,000	1,254,805
Series D:
4% 8/1/38	2,265,000	2,272,475
4% 8/1/40	2,455,000	2,434,546
4% 8/1/41	1,610,000	1,590,737
4% 8/1/43	1,820,000	1,791,040
Mounds View Independent School District #621 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.45% 2/1/37	1,235,000	1,229,964
3.55% 2/1/38	1,290,000	1,268,342
Saint Cloud Health Care Rev. Series 2019:
4% 5/1/49	3,265,000	3,085,006
5% 5/1/48	4,085,000	4,280,230
Sauk Rapids Minn Independent School District # 47 Series 2020 A, 2% 2/1/33	2,545,000	2,225,355
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (b)(d)	3,150,000	3,063,928
West Saint Paul Independent School District #197 (Minnesota School District Cr. Enhancement Prog.) Series 2018 A:
3.6% 2/1/37	900,000	902,812
3.65% 2/1/38	945,000	933,280
TOTAL MINNESOTA		52,469,384
Mississippi - 0.1%
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	2,510,000	2,431,452
5% 6/1/28	705,000	759,959
TOTAL MISSISSIPPI		3,191,411
Missouri - 1.1%
Cape Girardeau County Indl. Dev. Auth. Series 2017 A:
5% 3/1/27	30,000	31,833
5% 3/1/29	1,390,000	1,462,425
Kansas City San. Swr. Sys. Rev. Series 2018 B:
5% 1/1/26	225,000	234,478
5% 1/1/28	470,000	512,112
5% 1/1/33	450,000	491,197
Kansas City Wtr. Rev. Series 2020 A, 4% 12/1/39	1,190,000	1,223,271
Missouri Health & Edl. Facilities Rev.:
Series 2015 B:
3.125% 2/1/27	380,000	380,097
3.25% 2/1/28	380,000	380,811
5% 2/1/34	2,940,000	3,006,604
5% 2/1/36	1,135,000	1,159,686
Series 2019 A:
4% 10/1/48	2,030,000	1,991,144
5% 10/1/46	3,990,000	4,223,751
Series 2023 A, 5% 5/1/33	9,100,000	10,726,015
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. Series 2019, 4% 5/1/50	395,000	394,155
Saint Louis Arpt. Rev. Series 2019 A:
5% 7/1/44	1,320,000	1,395,800
5% 7/1/49	1,085,000	1,137,042
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	2,510,000	2,307,861
The Indl. Dev. Auth. of Hannibal (Hannibal Reg'l. Healthcare Sys. Proj.) Series 2017:
5% 10/1/42	3,235,000	3,302,115
5% 10/1/47	2,005,000	2,029,115
TOTAL MISSOURI		36,389,512
Montana - 0.1%
Montana Board Hsg. Single Family Series 2019 B, 4% 6/1/50	235,000	234,190
Montana Facility Fin. Auth. Series 2021 A, 3% 6/1/50	2,665,000	1,936,033
TOTAL MONTANA		2,170,223
Nebraska - 1.3%
Central Plains Energy Proj. Rev. Bonds:
(Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	9,795,000	10,350,238
Series 2019, 4%, tender 8/1/25 (b)	13,495,000	13,546,597
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Projs.):
Series 2017, 4% 7/1/33	730,000	751,903
Series 2021 A, 3% 7/1/51	1,190,000	860,050
Lincoln Elec. Sys. Rev. Series 2018:
5% 9/1/31	1,890,000	2,017,549
5% 9/1/32	3,525,000	3,760,825
5% 9/1/33	2,115,000	2,252,650
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev. Series 2020 A, 3.5% 9/1/50	1,030,000	1,013,745
Nebraska Pub. Pwr. District Rev.:
Series 2016 A:
5% 1/1/32	1,575,000	1,625,326
5% 1/1/34	945,000	973,422
Series 2016 B, 5% 1/1/32	4,720,000	4,870,819
TOTAL NEBRASKA		42,023,124
Nevada - 0.5%
Carson City Hosp. Rev. (Carson Tahoe Hosp. Proj.) Series 2017:
5% 9/1/37	2,555,000	2,619,077
5% 9/1/42	6,295,000	6,429,746
Clark County School District Series 2020 B, 3% 6/15/39	2,630,000	2,308,472
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 A, 3.4% 10/1/49	1,210,000	1,007,777
Series 2019 B, 4% 10/1/49	615,000	613,440
Tahoe-Douglas Visitors Auth. Series 2020, 5% 7/1/51	2,830,000	2,839,853
TOTAL NEVADA		15,818,365
New Hampshire - 1.4%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 3% 8/15/51 (Assured Guaranty Muni. Corp. Insured)	2,300,000	1,756,670
Nat'l. Finnance Auth.:
Series 2020 1, 4.125% 1/20/34	4,618,907	4,523,822
Series 2023 2A, 3.875% 1/20/38	6,723,236	6,338,484
New Hampshire Health & Ed. Facilities Auth.:
(Dartmouth-Hitchcock Oblgtd Grp Proj.):
Series 2018 A:
5% 8/1/31	1,225,000	1,300,121
5% 8/1/32	235,000	248,909
5% 8/1/34	2,830,000	2,985,495
5% 8/1/36	1,890,000	1,982,471
5% 8/1/37	2,265,000	2,366,021
Series 2018, 5% 8/1/35	2,595,000	2,732,059
(Partners Healthcare Sys., Inc. Proj.) Series 2017, 5% 7/1/41	1,985,000	2,085,911
Series 2017:
5% 7/1/36	1,135,000	1,161,476
5% 7/1/44	1,790,000	1,735,305
New Hampshire Health & Ed. Facilities Auth. Rev.:
Series 2012, 4% 7/1/32	850,000	850,047
Series 2016:
4% 10/1/38	1,100,000	1,067,727
5% 10/1/28	2,830,000	2,927,211
5% 10/1/32	4,870,000	4,995,474
5% 10/1/38	3,555,000	3,640,105
Portsmouth Tan Series 2021, 1.625% 4/1/34	1,260,000	1,016,020
TOTAL NEW HAMPSHIRE		43,713,328
New Jersey - 5.3%
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (d)	855,000	591,048
Series A, 5% 11/1/36	4,895,000	5,351,708
Series QQQ:
4% 6/15/34	755,000	791,034
4% 6/15/36	1,040,000	1,079,699
4% 6/15/39	945,000	963,253
4% 6/15/41	945,000	953,263
4% 6/15/46	1,415,000	1,390,831
4% 6/15/50	1,890,000	1,808,752
5% 6/15/31	1,040,000	1,185,400
5% 6/15/33	190,000	215,883
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (d)	750,000	494,899
(Provident Montclair Proj.) Series 2017:
5% 6/1/27 (Assured Guaranty Muni. Corp. Insured)	40,000	42,614
5% 6/1/28 (Assured Guaranty Muni. Corp. Insured)	55,000	58,078
5% 6/1/29 (Assured Guaranty Muni. Corp. Insured)	40,000	42,314
Series LLL, 4% 6/15/49	2,655,000	2,558,454
Series MMM, 4% 6/15/36	755,000	777,991
New Jersey Edl. Facility Series 2016 A, 5% 7/1/29	2,480,000	2,565,692
New Jersey Gen. Oblig.:
Series 2020 A, 5% 6/1/29	3,000,000	3,356,837
Series 2021:
2% 6/1/34	4,435,000	3,737,354
2% 6/1/36	1,140,000	918,883
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/25 (Escrowed to Maturity)	995,000	1,022,378
5% 7/1/28 (Pre-Refunded to 7/1/26 @ 100)	35,000	36,759
5% 7/1/30	945,000	993,143
Series 2016:
4% 7/1/48	1,700,000	1,548,410
5% 7/1/41	2,070,000	2,089,888
New Jersey Tobacco Settlement Fing. Corp. Series 2018 B, 5% 6/1/46	2,605,000	2,649,534
New Jersey Tpk. Auth. Tpk. Rev. Series 2022 B:
4.25% 1/1/43	6,000,000	6,135,084
5% 1/1/46	8,000,000	8,819,272
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	15,160,000	16,111,805
Series 2006 C:
0% 12/15/29 (Assured Guaranty Muni. Corp. Insured)	1,275,000	1,054,825
0% 12/15/31 (FGIC Insured)	5,300,000	4,069,228
0% 12/15/36 (AMBAC Insured)	10,000,000	6,251,591
Series 2008 A, 0% 12/15/38 (Build America Mutual Assurance Insured)	3,575,000	2,019,419
Series 2010 A, 0% 12/15/27	6,980,000	6,133,150
Series 2014 BB2, 5% 6/15/34	5,370,000	6,136,397
Series 2016 A:
5% 6/15/27	890,000	927,850
5% 6/15/29	3,350,000	3,497,079
Series 2018 A:
5% 12/15/32	3,025,000	3,304,338
5% 12/15/34	945,000	1,025,568
Series 2019 BB, 4% 6/15/50	1,770,000	1,710,228
Series 2021 A:
4% 6/15/38	510,000	524,750
5% 6/15/32	3,360,000	3,861,503
5% 6/15/33	945,000	1,084,213
Series 2022 A:
4% 6/15/41	4,625,000	4,659,792
4% 6/15/42	3,105,000	3,111,642
Series 2022 AA:
5% 6/15/29	7,555,000	8,400,624
5% 6/15/35	590,000	680,752
5% 6/15/36	6,915,000	7,919,395
5% 6/15/37	3,195,000	3,633,697
Series A:
4% 12/15/39	945,000	953,900
4.25% 12/15/38	2,345,000	2,384,294
Series AA:
4% 6/15/38	2,660,000	2,724,761
4% 6/15/45	6,365,000	6,316,504
4% 6/15/50	895,000	866,162
5% 6/15/37	2,830,000	3,156,120
5% 6/15/50	3,160,000	3,351,323
Port Auth. of New York & New Jersey Series 2023 243, 5% 12/1/38	5,500,000	6,417,599
South Jersey Trans. Auth. Trans. Sys. Rev. Series 2022 A:
4.5% 11/1/42	1,500,000	1,545,965
4.625% 11/1/47	2,500,000	2,562,712
TOTAL NEW JERSEY		168,575,641
New Mexico - 0.1%
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	885,000	876,522
Santa Fe Retirement Fac. Series 2019 A:
5% 5/15/34	215,000	207,441
5% 5/15/39	160,000	146,367
5% 5/15/44	170,000	150,191
5% 5/15/49	335,000	282,101
TOTAL NEW MEXICO		1,662,622
New York - 6.8%
Dorm. Auth. New York Univ. Rev.:
(Memorial Sloan-Kettring Cancer Ctr.) Series 2017 1, 5% 7/1/42	1,470,000	1,537,902
Series 2016 A:
5% 7/1/25	65,000	66,453
5% 7/1/32	2,360,000	2,457,122
Hempstead Local Dev. Corp. Rev. (Hofstra Univ. Proj.) Series 2021 A, 3% 7/1/51	2,285,000	1,651,441
Hudson Yards Infrastructure Corp. New York Rev. Series 2017 A, 5% 2/15/33	3,395,000	3,599,677
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2017:
5% 9/1/33	470,000	508,513
5% 9/1/35	1,890,000	2,041,930
5% 9/1/36	1,070,000	1,151,994
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	16,100,000	15,954,137
New York City Edl. Construction Fund Series 2021 B, 5% 4/1/46	4,505,000	4,804,437
New York City Gen. Oblig.:
Series 2021 A1, 5% 8/1/31	6,010,000	6,904,727
Series 2022 B1, 5% 8/1/32	1,000,000	1,187,069
Series 2024 A:
5% 8/1/40	2,470,000	2,830,364
5% 8/1/41	2,365,000	2,691,895
New York City Hsg. Dev. Corp. Bonds Series 2023 E2, 3.8%, tender 1/3/28 (b)	780,000	783,913
New York City Hsg. Dev. Corp. Multifamily Hsg.:
Series 2019 J, 3.05% 11/1/49	1,235,000	974,237
Series 2021 F1, 2.4% 11/1/46	1,725,000	1,220,569
New York City Transitional Fin. Auth. Rev.:
Series 2019 B1, 5% 8/1/34	1,890,000	2,069,621
Series 2024 A1, 5% 5/1/42	5,130,000	5,820,263
New York Convention Ctr. Dev. Corp. Rev. Series 2015:
5% 11/15/28	6,805,000	6,952,635
5% 11/15/29	4,720,000	4,827,781
New York Dorm. Auth. Rev. Series 2022 A:
5% 7/1/33	660,000	757,046
5% 7/1/34	1,370,000	1,559,320
5% 7/15/37	570,000	599,997
5% 7/1/38	1,785,000	1,964,419
5% 7/1/42	1,180,000	1,267,893
5% 7/15/42	1,605,000	1,640,571
5% 7/15/50	4,150,000	4,157,528
New York Dorm. Auth. Sales Tax Rev.:
Series 2018 C, 5% 3/15/38	7,820,000	8,348,015
Series 2023 A1, 5% 3/15/41	16,795,000	19,235,927
New York Metropolitan Trans. Auth. Rev.:
Series 2016 C1, 5% 11/15/56	1,890,000	1,906,968
Series 2017 C-2:
0% 11/15/29	2,150,000	1,776,985
0% 11/15/33	5,285,000	3,759,253
Series 2017 D, 5% 11/15/30	4,720,000	5,086,875
Series 2020 D:
4% 11/15/46	31,520,000	30,336,815
4% 11/15/47	2,205,000	2,109,590
New York State Dorm. Auth.:
Series 2019 D, 3% 2/15/49	5,070,000	4,095,291
Series 2021 E, 3% 3/15/50	5,030,000	4,030,263
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2023 C2, 3.8%, tender 5/1/29 (b)	13,520,000	13,564,874
New York State Urban Dev. Corp. Series 2020 E:
4% 3/15/44	22,920,000	22,883,660
4% 3/15/45	8,600,000	8,552,500
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	3,495,000	3,713,412
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	2,955,000	3,146,195
Oneida County Local Dev. Corp. Rev. (Mohawk Valley Health Sys. Proj.) Series 2019 A:
4% 12/1/32 (Assured Guaranty Muni. Corp. Insured)	945,000	965,214
5% 12/1/25 (Assured Guaranty Muni. Corp. Insured)	595,000	595,443
5% 12/1/30 (Assured Guaranty Muni. Corp. Insured)	1,415,000	1,563,136
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
5.125% 11/1/41 (d)	600,000	499,958
5.375% 11/1/54 (d)	1,020,000	794,829
TOTAL NEW YORK		218,948,657
North Carolina - 1.4%
Charlotte Ctfs. of Prtn. (Convention Facility Projs.) Series 2019 A, 5% 6/1/46	2,245,000	2,395,282
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/35	1,890,000	2,028,996
5% 7/1/42	2,715,000	2,854,793
Series 2017 C:
4% 7/1/36	1,415,000	1,450,500
4% 7/1/37	1,415,000	1,444,986
New Hanover County Hosp. Rev. Series 2017, 5% 10/1/27 (Escrowed to Maturity)	210,000	225,945
North Carolina Grant Anticipation Rev. Series 2021, 2% 3/1/36	3,505,000	2,834,985
North Carolina Med. Care Commission Health Care Facilities Rev.:
Series 2019 A:
5% 12/1/29	1,310,000	1,423,061
5% 12/1/30	1,360,000	1,478,517
5% 12/1/32	1,035,000	1,124,676
5% 12/1/33	755,000	819,261
Series 2020 A, 3% 7/1/45	1,730,000	1,373,265
Series 2021 A:
4% 3/1/36	850,000	760,025
4% 3/1/51	1,790,000	1,313,614
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series 2015 C, 5% 1/1/29	7,555,000	7,828,297
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2019:
4% 1/1/55	3,045,000	2,793,769
5% 1/1/43	4,250,000	4,470,899
5% 1/1/44	5,295,000	5,561,197
5% 1/1/49	1,890,000	1,966,881
TOTAL NORTH CAROLINA		44,148,949
North Dakota - 0.1%
Univ. of North Dakota Series 2021 A, 3% 6/1/61 (Assured Guaranty Muni. Corp. Insured)	3,620,000	2,502,647
Ohio - 2.4%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	3,965,000	4,017,181
American Muni. Pwr., Inc. (Solar Electricity Prepayment Proj.) Series 2019 A:
5% 2/15/38	1,415,000	1,514,972
5% 2/15/39	945,000	1,008,442
5% 2/15/44	2,975,000	3,127,740
American Muni. Pwr., Inc. Rev. (Greenup Hydroelectric Proj.):
Series 2016 A, 5% 2/15/41	3,775,000	3,852,030
Series 2016, 5% 2/15/46	1,210,000	1,231,606
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2:
3% 6/1/48	2,570,000	1,949,777
4% 6/1/48	850,000	785,130
5% 6/1/27	2,125,000	2,233,850
5% 6/1/29	3,870,000	4,190,972
5% 6/1/34	1,140,000	1,243,729
Series 2020 B2, 5% 6/1/55	7,005,000	6,613,575
Cleveland Arpt. Sys. Rev. Series 2016 A:
5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	470,000	477,867
5% 1/1/31 (Assured Guaranty Muni. Corp. Insured)	945,000	958,910
Cleveland Income Tax Rev. Series 2018 A:
5% 10/1/35	1,890,000	2,045,146
5% 10/1/37	1,180,000	1,265,327
5% 10/1/38	1,415,000	1,511,357
Columbus City School District Series 2016 A:
5% 12/1/32	795,000	832,401
5% 12/1/32 (Pre-Refunded to 6/1/26 @ 100)	150,000	157,072
Fairfield County Hosp. Facilities Rev. (Fairfield Med. Ctr. Proj.) Series 2013:
5% 6/15/25	65,000	65,006
5% 6/15/26	70,000	70,007
5% 6/15/27	75,000	75,005
5% 6/15/28	80,000	80,001
5.25% 6/15/43	4,720,000	4,386,999
Lake County Hosp. Facilities Rev. Series 2015, 5% 8/15/27 (Pre-Refunded to 8/15/25 @ 100)	60,000	61,714
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	10,450,000	10,572,082
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/27	160,000	160,014
Ohio Higher Edl. Facility Commission Rev. Series 2019, 4% 10/1/44	1,675,000	1,631,796
Ohio Hosp. Facilities Rev. Series 2017 A, 5% 1/1/31	130,000	141,047
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	780,000	728,343
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev.:
(Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	300,000	302,099
(Mtg.-Backed Securities Prog.) Series 2023 B, 6% 3/1/55	1,620,000	1,787,995
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Proj.) Series 2005 A, 0% 2/15/42	5,475,000	2,578,307
Scioto County Hosp. Facilities Rev.:
Series 2016, 5% 2/15/29	1,195,000	1,228,192
Series 2019, 5% 2/15/29	2,230,000	2,317,506
Univ. of Akron Gen. Receipts Series 2019 A:
4% 1/1/28	3,495,000	3,620,735
5% 1/1/30	1,700,000	1,895,268
Washington County Hosp. Rev. Series 2022:
6% 12/1/28	1,075,000	1,097,272
6% 12/1/29	1,140,000	1,172,106
6% 12/1/30	1,205,000	1,243,169
6% 12/1/31	1,280,000	1,323,784
TOTAL OHIO		75,555,531
Oklahoma - 0.1%
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015, 5% 10/1/32	1,040,000	1,073,165
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	1,590,000	1,588,918
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev. (Homeownership Ln. Prog.) Series 2023 C, 6% 3/1/54	300,000	331,254
TOTAL OKLAHOMA		2,993,337
Oregon - 0.8%
Clackamas County Series 2020, 1.625% 6/1/36	1,050,000	805,880
Lake Oswego Ore Series 2019 A, 2.8% 6/1/39	2,075,000	1,780,486
Oregon Gen. Oblig. (Article XI-M, XI-N and XI-P State Grant Programs) Series 2023 D, 5% 6/1/42	1,410,000	1,612,150
Oregon Health and Science Univ. Spl. Rev. Series 2021 A, 3% 7/1/51	5,290,000	4,006,238
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single-Family Mtg. Prog.) Series 2019 A, 2.65% 7/1/39	685,000	572,643
Series 2019 A, 4% 7/1/50	3,525,000	3,514,477
Polk Marion & Benton School District # 13J Series B, 0% 12/15/38	1,995,000	1,108,988
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	3,960,000	2,997,471
Washington, Multnomah & Yamhill County School District #1J Series 2017:
5% 6/15/33	1,020,000	1,088,911
5% 6/15/35	2,960,000	3,152,133
5% 6/15/36	2,830,000	3,004,351
5% 6/15/38	2,830,000	2,982,068
TOTAL OREGON		26,625,796
Pennsylvania - 6.6%
Allegheny County Arpt. Auth. Rev. Series 2021 B:
5% 1/1/51	5,350,000	5,655,223
5% 1/1/56	11,795,000	12,358,316
Allegheny County Hosp. Dev. Auth. Rev. Series 2019 A, 4% 7/15/36	2,360,000	2,420,251
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	1,160,000	952,111
4% 12/1/41	2,135,000	1,491,536
4.25% 12/1/50	2,375,000	1,541,487
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/37	1,390,000	1,257,453
5% 7/1/39	2,765,000	2,451,406
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/26	945,000	992,240
5% 7/15/38	945,000	1,002,248
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A, 5% 6/1/29	1,255,000	1,301,693
Delaware County Auth. Rev. Series 2017, 5% 7/1/26	1,115,000	1,145,293
Doylestown Hosp. Auth. Hosp. Rev. Series 2016 A:
5% 7/1/46	640,000	597,470
5% 7/1/46 (Pre-Refunded to 7/1/26 @ 100)	145,000	152,116
Lancaster County Hosp. Auth. Health Ctr. Rev. Series 2021, 5% 11/1/51	3,110,000	3,230,848
Lancaster Muni. Auth. Rev. Series 2023 B, 5% 6/1/29	3,005,000	3,338,708
Lehigh County Gen. Purp. Hosp. Rev. Series 2019 A:
4% 7/1/37	1,890,000	1,901,168
4% 7/1/38	2,060,000	2,071,929
4% 7/1/39	2,360,000	2,366,177
5% 7/1/44	2,360,000	2,466,817
Monroeville Fin. Auth. UPMC Rev. Series 2012, 5% 2/15/26	1,605,000	1,664,920
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2016 A:
5% 10/1/28	40,000	39,713
5% 10/1/29	40,000	39,788
5% 10/1/30	4,105,000	4,082,800
5% 10/1/32	130,000	128,830
5% 10/1/36	4,395,000	4,334,652
5% 10/1/40	2,405,000	2,308,692
Series 2019, 4% 9/1/44	4,875,000	4,719,575
Northampton County Gen. Purp. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2018 A, 4% 8/15/48	6,835,000	6,223,816
Pennsylvania Ctfs. Prtn. Series 2018 A:
5% 7/1/35	710,000	762,219
5% 7/1/37	755,000	802,788
5% 7/1/38	710,000	750,084
5% 7/1/43	1,890,000	1,977,525
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. (Presbyterian Sr. Living Proj.):
Series 2023 B1, 5.25% 7/1/49	925,000	948,988
Series 2023 B2, 5% 7/1/38	1,040,000	1,084,933
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.) Series 2016, 5% 5/1/35	1,495,000	1,532,723
Series 2016:
5% 5/1/29	945,000	972,437
5% 5/1/31	945,000	971,805
Pennsylvania Hsg. Fin. Agcy. Series 2023 142A:
4.5% 10/1/38	2,075,000	2,165,020
5% 10/1/43	1,495,000	1,571,994
Pennsylvania Pub. School Bldg. Auth. School Rev. (The School District of The City of Harrisburg Proj.) Series 2016 A:
5% 12/1/29	4,595,000	4,846,766
5% 12/1/29 (Pre-Refunded to 12/1/26 @ 100)	720,000	764,408
Pennsylvania State Univ. Series 2020 A, 4% 9/1/50	2,050,000	2,011,734
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2021 A, 4% 12/1/50	16,995,000	16,472,810
Series 2024, 5% 12/1/40	2,650,000	3,021,675
Philadelphia Arpt. Rev. Series 2017 A:
5% 7/1/28	470,000	503,460
5% 7/1/29	470,000	502,624
5% 7/1/30	520,000	555,707
5% 7/1/31	565,000	603,624
5% 7/1/32	520,000	554,568
5% 7/1/33	565,000	602,417
5% 7/1/42	2,255,000	2,347,462
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	10,470,000	10,626,628
Philadelphia Gas Works Rev.:
Series 16 A, 4% 8/1/45 (Assured Guaranty Muni. Corp. Insured)	2,185,000	2,190,534
Series 2015:
5% 8/1/26	945,000	966,312
5% 8/1/27	945,000	966,728
5% 8/1/28	1,890,000	1,934,012
Philadelphia Gen. Oblig. Series 2019 B:
5% 2/1/33	1,510,000	1,672,499
5% 2/1/36	1,400,000	1,533,037
5% 2/1/37	1,810,000	1,969,304
Philadelphia School District:
Series 2016 F, 5% 9/1/29	3,280,000	3,410,959
Series 2018 A:
5% 9/1/34	1,370,000	1,467,048
5% 9/1/35	945,000	1,008,209
Series 2018 B, 5% 9/1/43	1,315,000	1,370,731
Series 2019 A:
4% 9/1/35	2,175,000	2,229,683
4% 9/1/36	1,890,000	1,928,859
5% 9/1/31	1,100,000	1,203,882
5% 9/1/33	6,485,000	7,171,278
5% 9/1/33 (Assured Guaranty Muni. Corp. Insured)	1,945,000	2,155,055
Philadelphia Wtr. & Wastewtr. Rev. Series 2023 B:
5% 9/1/39 (Assured Guaranty Muni. Corp. Insured)	4,275,000	4,922,410
5% 9/1/40 (Assured Guaranty Muni. Corp. Insured)	4,750,000	5,428,977
5.5% 9/1/53 (Assured Guaranty Muni. Corp. Insured)	2,720,000	3,107,459
Pittsburgh & Allegheny County Parking Sys. Series 2017:
5% 12/15/35	1,060,000	1,121,279
5% 12/15/37	470,000	493,589
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 B, 5% 9/1/32 (Assured Guaranty Muni. Corp. Insured)	1,890,000	2,240,192
Pocono Mountains Indl. Park Auth. (St. Luke's Hosp. - Monroe Proj.) Series 2015 A, 5% 8/15/40	1,695,000	1,699,067
Southcentral Pennsylvania Gen. Auth. Rev.:
Series 2019 A:
4% 6/1/44	1,405,000	1,370,265
4% 6/1/49	3,345,000	3,157,483
5% 6/1/44	2,450,000	2,562,679
5% 6/1/49	3,915,000	4,053,946
Series 2023 A, 5% 6/1/29	9,600,000	10,666,090
State Pub. School Bldg. Auth. Lease Rev. (The School District of Philadelphia Proj.) Series 2015 A, 5% 6/1/26	695,000	709,723
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/33	945,000	982,628
5% 8/1/38	3,025,000	3,143,732
5% 8/1/48	2,690,000	2,767,512
TOTAL PENNSYLVANIA		210,796,836
Puerto Rico - 1.2%
Puerto Rico Commonwealth Aqueduct & Swr. Auth.:
Series 2021 B:
4% 7/1/42 (d)	2,165,000	1,959,677
5% 7/1/33 (d)	1,030,000	1,066,060
5% 7/1/37 (d)	4,335,000	4,418,162
Series 2022 A, 4% 7/1/42 (d)	2,165,000	1,959,677
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	10,912,493	6,939,523
4% 7/1/33	8,345,792	8,096,747
4% 7/1/35	3,005,000	2,866,759
5.625% 7/1/27	1,085,763	1,146,470
5.625% 7/1/29	1,260,915	1,365,463
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2019 A2, 4.329% 7/1/40	10,165,000	10,101,496
TOTAL PUERTO RICO		39,920,034
Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	4,605,000	4,580,792
5% 9/1/36	185,000	179,977
Series 2016, 5% 5/15/39	3,100,000	3,127,163
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	600,000	598,323
Series 2021 74, 3% 4/1/49	4,315,000	4,199,560
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	885,000	873,185
TOTAL RHODE ISLAND		13,559,000
South Carolina - 1.8%
Charleston County Arpt. District Series 2019:
5% 7/1/43	1,510,000	1,623,592
5% 7/1/48	11,330,000	12,056,437
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev.:
Series 2019 A, 4% 1/1/50	1,045,000	1,042,059
Series 2022 A:
5% 1/1/29	285,000	309,111
5% 7/1/29	470,000	514,156
5% 1/1/30	470,000	517,271
5% 7/1/30	520,000	574,724
5% 1/1/31	520,000	574,986
5% 7/1/31	535,000	595,026
Series 2023 B, 6% 1/1/54	1,000,000	1,106,840
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/32	4,080,000	4,425,197
South Carolina Pub. Svc. Auth. Rev.:
Series 2016 B:
5% 12/1/35	3,425,000	3,542,280
5% 12/1/36	5,140,000	5,299,790
Series 2016 C:
5% 12/1/24	485,000	490,322
5% 12/1/25	565,000	580,279
5% 12/1/26	945,000	990,384
Spartanburg County Reg'l. Health Series 2017 A:
4% 4/15/43	9,360,000	9,075,614
4% 4/15/48	6,530,000	6,116,147
5% 4/15/48	8,855,000	9,156,135
TOTAL SOUTH CAROLINA		58,590,350
South Dakota - 0.1%
South Dakota Health & Edl. Facilities Auth. Rev.:
Series 2017:
5% 7/1/30	805,000	865,867
5% 7/1/35	685,000	725,539
Series 2020 A, 3% 9/1/45	2,245,000	1,747,644
TOTAL SOUTH DAKOTA		3,339,050
Tennessee - 1.4%
Chattanooga Health Ed. & Hsg. Facility Board Rev.:
Series 2019 A1, 4% 8/1/44	1,700,000	1,631,117
Series 2019 A2:
5% 8/1/37	810,000	862,067
5% 8/1/44	1,125,000	1,163,501
Metropolitan Govt. Nashville & Davidson County Elec. Rev.:
Series 2024 A:
5% 5/15/29 (e)	1,000,000	1,123,346
5% 5/15/31 (e)	6,285,000	7,310,810
5% 5/15/32 (e)	2,000,000	2,360,978
5% 5/15/41 (e)	2,000,000	2,309,800
5% 5/15/43 (e)	1,660,000	1,895,277
5% 5/15/44 (e)	1,665,000	1,892,982
Series 2024 B:
5% 5/15/29 (e)	2,690,000	3,021,801
5% 5/15/30 (e)	4,160,000	4,754,808
Nashville and Davidson County Metropolitan Govt. Health & Edl. Facilities Board Rev. (Lipscomb Univ. Proj.) Series 2019 A:
4% 10/1/49	2,445,000	2,182,885
5.25% 10/1/58	7,340,000	7,510,237
Shelby County Health Edl. & Hsg. Facilities Board Rev. (Methodist Le Bonheur Health Proj.) Series 2017 A:
5% 5/1/27	1,160,000	1,225,683
5% 5/1/29	1,170,000	1,236,716
5% 5/1/30	2,260,000	2,388,407
5% 5/1/31	1,190,000	1,255,193
Tennessee Hsg. Dev. Agcy. Series 2015 A, 3.5% 7/1/45	630,000	623,936
Tennessee Hsg. Dev. Agcy. Residential:
Series 2019 3:
2.6% 7/1/39	270,000	220,403
2.8% 7/1/44	325,000	255,866
Series 2019 4, 2.9% 7/1/39	195,000	167,531
TOTAL TENNESSEE		45,393,344
Texas - 6.7%
Board of Regents of The Texas A&M Univ. Sys. Permanent Univ. Fund Series 2023, 5% 7/1/38	4,245,000	4,845,022
Bryan Tex For Previous Issuess Series 2020, 2.125% 8/15/34	740,000	623,429
Central Reg'l. Mobility Auth.:
Series 2020 A, 5% 1/1/49	3,720,000	3,907,072
Series 2020 B, 5% 1/1/45	1,650,000	1,745,573
Collin County Series 2022, 4% 2/15/39	1,275,000	1,315,314
Conroe Independent School District Series 2024:
5% 2/15/36 (e)	2,785,000	3,327,669
5% 2/15/37 (e)	4,950,000	5,860,801
5% 2/15/38 (e)	2,195,000	2,570,885
Coppell Tex Series 2020, 1.375% 2/1/35	1,470,000	1,116,610
Dallas Area Rapid Transit Sales Tax Rev. Series 2020 A, 5% 12/1/45	1,355,000	1,466,250
Dallas Fort Worth Int'l. Arpt. Rev.:
Series 2020 B:
4% 11/1/34	3,220,000	3,388,191
4% 11/1/35	2,860,000	2,979,100
Series 2023 B, 5% 11/1/38	2,750,000	3,197,118
Fort Bend Grand Parkway Toll Road Auth. Series 2021, 3% 3/1/46	1,600,000	1,276,236
Garland Elec. Util. Sys. Rev. Series 2021 A:
4% 3/1/46	1,700,000	1,679,904
4% 3/1/51	2,125,000	2,037,699
Grand Parkway Trans. Corp.:
Series 2018 A:
5% 10/1/36	4,720,000	5,080,052
5% 10/1/37	9,440,000	10,114,995
5% 10/1/43	5,195,000	5,477,477
Series 2020 C, 4% 10/1/49	2,740,000	2,648,560
Greenville Gen. Oblig. Series 2021, 2% 2/15/33	1,055,000	904,433
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2024, 5% 5/15/29 (e)	2,785,000	3,070,180
Harris County Toll Road Rev. (Harris County Toll Road Auth. Proj.) Series 2018 A, 5% 8/15/33	1,890,000	2,062,064
Houston Arpt. Sys. Rev. Series 2018 D:
5% 7/1/29	1,795,000	1,963,239
5% 7/1/30	2,360,000	2,583,026
5% 7/1/31	2,125,000	2,324,974
5% 7/1/32	1,890,000	2,067,355
5% 7/1/39	6,685,000	7,179,709
Houston Util. Sys. Rev. Series 2016 B, 5% 11/15/33	1,320,000	1,380,013
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/33	995,000	1,025,668
5% 10/15/34	1,575,000	1,621,143
5% 10/15/35	1,145,000	1,176,241
5% 10/15/44	790,000	797,936
Lamar Consolidated Independent School District Series 2021, 3% 2/15/56	2,000,000	1,501,100
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2018:
5% 5/15/33	4,260,000	4,640,753
5% 5/15/35	2,005,000	2,175,408
Mansfield Tex Series 2020:
2.125% 2/15/34	1,355,000	1,154,282
2.375% 2/15/36	850,000	716,187
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/28	1,415,000	1,516,054
5% 8/15/47	1,140,000	1,172,822
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A, 5% 4/1/29	1,985,000	2,061,163
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/34	945,000	1,000,270
5% 1/1/35	1,225,000	1,293,561
5% 1/1/36	1,135,000	1,194,688
5% 1/1/37	4,440,000	4,658,151
(Sub Lien Proj.) Series 2017 B:
5% 1/1/30	250,000	259,079
5% 1/1/31	350,000	362,413
5% 1/1/33	1,415,000	1,496,318
Series 2015 A, 5% 1/1/32	1,465,000	1,487,009
Series 2018, 0% 1/1/29 (Assured Guaranty Corp. Insured)	14,265,000	12,187,662
Series 2021 B:
3% 1/1/46	4,000,000	3,204,294
3% 1/1/51	10,685,000	8,156,311
Northwest Independent School District Series 2023:
5% 2/15/40	4,000,000	4,485,824
5% 2/15/41	5,500,000	6,140,440
Plano Gen. Oblig. Series 2018, 3.37% 9/1/37	900,000	884,148
Prosper Independent School District Series 2021 A, 3% 2/15/37	1,585,000	1,482,223
San Antonio Elec. & Gas Sys. Rev. Series 2017:
5% 2/1/32	1,180,000	1,268,462
5% 2/1/34	1,415,000	1,515,358
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/32	710,000	759,343
5% 10/1/41	1,415,000	1,474,262
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev.:
Series 2016 A, 5% 2/15/41	7,620,000	7,826,653
Series 2018 B, 5% 7/1/43	1,320,000	1,381,251
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	3,439,295	3,058,438
Texas Dept. of Hsg. & Cmnty. Affairs Residential Mtg. Rev. Series 2023 B, 6% 1/1/54	4,150,000	4,583,673
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	2,365,000	2,355,427
Series 2023, 6% 3/1/54	2,865,000	3,169,518
Series A, 3.5% 3/1/51	2,220,000	2,175,804
Texas Private Activity Bond Surface Trans. Corp. (LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 12/31/36	1,920,000	1,940,901
4% 6/30/37	2,830,000	2,857,648
4% 12/31/37	3,775,000	3,812,377
4% 12/31/38	2,125,000	2,141,319
Texas State Univ. Sys. Fing. Rev.:
Series 2017 A, 5% 3/15/31	1,890,000	2,014,865
Series 2019 A:
4% 3/15/34	2,125,000	2,211,431
4% 3/15/35	1,890,000	1,955,545
Texas Wtr. Dev. Board Rev. Series 2021, 2.5% 10/15/39	2,000,000	1,609,548
Univ. of Houston Univ. Revs. Series 2017 A, 5% 2/15/33	3,305,000	3,427,554
Univ. of Texas Permanent Univ. Fund Rev.:
Series 2016 B, 5% 7/1/29	885,000	926,000
Series 2023 A, 5% 7/1/40	1,880,000	2,152,170
Waco Gen. Oblig. Series 2020:
2.125% 2/1/35	1,230,000	1,030,814
2.25% 2/1/36	1,610,000	1,335,144
TOTAL TEXAS		213,027,603
Utah - 1.1%
Salt Lake City Arpt. Rev.:
Series 2017 B:
5% 7/1/34	1,550,000	1,648,744
5% 7/1/35	1,415,000	1,502,435
5% 7/1/36	1,415,000	1,497,775
5% 7/1/37	945,000	996,523
Series 2021 B:
5% 7/1/46	5,225,000	5,698,077
5% 7/1/51	21,060,000	22,727,971
Weber School District Utah (Utah School District Bond Guaranty Prog.) Series 2019, 2.375% 6/15/36	730,000	636,789
TOTAL UTAH		34,708,314
Vermont - 0.1%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev. (Champlain College Proj.) Series 2016 A:
5% 10/15/41	2,265,000	2,151,644
5% 10/15/46	2,645,000	2,414,615
TOTAL VERMONT		4,566,259
Virginia - 1.5%
Arlington County IDA Hosp. Facilities Bonds Series 2023 A, 5%, tender 7/1/31 (b)	1,280,000	1,417,837
Chesapeake Gen. Oblig. Series 2020 A:
5% 8/1/34	1,120,000	1,286,995
5% 8/1/35	1,230,000	1,409,363
Fredericksburg Econ. Dev. Auth. Rev. Series 2014, 5% 6/15/26	1,850,000	1,858,427
Lynchburg Econ. Dev. Series 2021, 3% 1/1/51	2,010,000	1,484,883
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	350,000	346,228
Series 2016:
4% 6/15/37	325,000	325,306
5% 6/15/28	945,000	978,408
5% 6/15/33	210,000	216,435
5% 6/15/36	945,000	969,346
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A, 4% 2/1/35	16,100,000	17,198,926
(21st Century College and Equip. Programs):
Series 2023 A, 5% 2/1/37	2,750,000	3,218,906
Series 2023 B, 5% 2/1/34	6,750,000	8,081,311
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A:
5% 5/15/32	450,000	486,085
5% 5/15/33	1,890,000	2,038,311
Virginia St Pub. School Auth. Spl. O Series 2023, 5% 8/1/38	2,810,000	3,292,539
Winchester Econ. Dev. Auth. Series 2015, 5% 1/1/44	2,360,000	2,403,777
TOTAL VIRGINIA		47,013,083
Washington - 2.8%
Chelan County Pub. Util. District #1 Columbia River-Rock Island Hydro-Elec. Sys. Rev. Series A, 0% 6/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,395,000	1,224,500
King County Gen. Oblig. Series 2021 A, 2% 1/1/37	535,000	429,159
King County Wash Hsg. Auth. Afford (Kirkland Heights Proj.) Series 2023 A3, 4.625% 1/1/41	3,480,000	3,640,181
Pierce County Gen. Oblig. Series 2019 A, 2.35% 7/1/33	3,795,000	3,465,297
Tacoma Elec. Sys. Rev. Series 2017:
5% 1/1/37	945,000	993,109
5% 1/1/38	945,000	989,885
Washington Convention Ctr. Pub. Facilities:
Series 2021 B, 3% 7/1/43	550,000	436,372
Series 2021, 4% 7/1/31	11,755,000	11,663,639
Washington Gen. Oblig.:
Series 2015 C, 5% 2/1/34	905,000	921,646
Series 2017 D, 5% 2/1/33	1,985,000	2,109,284
Series 2021 A:
5% 6/1/35	4,000,000	4,539,808
5% 8/1/35	1,000,000	1,136,844
Series R-2017 A:
5% 8/1/28	890,000	936,601
5% 8/1/30	890,000	935,063
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/29	380,000	393,893
5% 7/1/31	810,000	840,171
5% 7/1/34	2,495,000	2,577,066
5% 7/1/35	2,220,000	2,286,758
5% 7/1/36	2,125,000	2,179,719
5% 7/1/42	8,705,000	8,840,793
(Providence Health Systems Proj.) Series 2018 B:
5% 10/1/30	1,135,000	1,205,670
5% 10/1/31	1,415,000	1,500,874
5% 10/1/32	975,000	1,033,547
5% 10/1/33	2,360,000	2,500,610
(Virginia Mason Med. Ctr. Proj.) Series 2017:
5% 8/15/29	2,125,000	2,209,727
5% 8/15/30	945,000	981,724
Series 2017 B, 4% 8/15/41	6,845,000	6,648,364
Series 2019 A1:
5% 8/1/34	1,790,000	1,937,676
5% 8/1/37	945,000	1,005,745
Series 2019 A2:
5% 8/1/35	2,695,000	2,901,097
5% 8/1/39	1,055,000	1,113,925
Series 2020, 5% 9/1/55	9,515,000	9,933,729
Washington Higher Ed. Facilities Auth. Rev.:
(Gonzaga Univ. Proj.) Series 2019 A, 3% 4/1/49	3,265,000	2,401,408
(Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/34	1,510,000	1,558,083
5% 10/1/35	945,000	973,693
5% 10/1/40	1,535,000	1,559,911
Washington Hsg. Fin. Commission Nonprofit Hsg. Rev. (Judson Park Proj.) Series 2018:
4% 7/1/28 (d)	100,000	96,810
5% 7/1/33 (d)	325,000	323,539
5% 7/1/38 (d)	100,000	95,638
5% 7/1/48 (d)	300,000	262,138
TOTAL WASHINGTON		90,783,696
West Virginia - 0.1%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A, 5% 1/1/33	1,735,000	1,773,596
Wisconsin - 1.9%
Blue Ridge Healthcare Pub. Fin. Auth. Series 2020 A, 4% 1/1/45	1,415,000	1,349,372
Howard Suamico Scd Series 2021, 2% 3/1/38	1,165,000	893,543
Kohler Wis School District Series 2021, 2% 3/1/38	620,000	474,827
Mauston School District Series 2021, 1.8% 3/1/37	2,840,000	2,144,072
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	575,000	571,224
5.25% 10/1/48	575,000	554,754
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A, 4% 6/1/45	1,430,000	1,344,118
Series 2019 A, 5% 10/1/44	5,820,000	6,065,601
Series 2020 A, 3% 6/1/45	3,000,000	2,334,194
Pub. Fin. Auth. Sr. Living Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (d)	500,000	496,834
5% 5/15/28 (d)	550,000	543,289
5.25% 5/15/37 (d)	230,000	222,506
5.25% 5/15/42 (d)	220,000	205,980
5.25% 5/15/47 (d)	220,000	198,656
5.25% 5/15/52 (d)	410,000	362,269
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (d)	620,000	545,675
5% 10/1/48 (d)	705,000	598,755
5% 10/1/53 (d)	1,615,000	1,340,144
Roseman Univ. of Health:
Series 2020:
5% 4/1/50 (d)	985,000	897,981
5% 4/1/50 (Pre-Refunded to 4/1/30 @ 100) (d)	100,000	113,457
Series 2021 A:
3% 7/1/50	4,070,000	3,013,158
4.5% 6/1/56 (d)	12,205,000	9,609,285
Series 2021 B, 6.5% 6/1/56 (d)	3,990,000	3,357,609
Westosha Cent High School District Series 2021:
1.75% 3/1/34	1,850,000	1,489,454
2% 3/1/41	1,575,000	1,108,689
Wisconsin Health & Edl. Facilities:
Series 2013 B2, 4% 11/15/43	2,480,000	2,441,662
Series 2014:
4% 5/1/33	1,395,000	1,397,765
5% 5/1/25	730,000	733,224
Series 2016, 4% 12/1/46	2,785,000	2,723,979
Series 2017 A:
4% 4/1/39	1,365,000	1,352,646
5% 9/1/30 (Pre-Refunded to 9/1/27 @ 100)	1,200,000	1,286,818
5% 9/1/32 (Pre-Refunded to 9/1/27 @ 100)	1,040,000	1,115,242
Series 2019 A, 5% 11/1/39	3,975,000	3,466,814
Series 2019 B1, 2.825% 11/1/28	670,000	604,312
Wisconsin Health & Edl. Facilities Auth. Rev.:
Bonds Series 2018 C4, 5%, tender 6/22/29 (b)	1,355,000	1,496,356
Series 2012, 5% 6/1/39	1,125,000	1,125,696
Series 2018, 5%, tender 6/22/29 (b)	1,960,000	2,166,014
Wisconsin Rapids School District Series 2021, 2% 4/1/36	1,110,000	845,468
TOTAL WISCONSIN		60,591,442
TOTAL MUNICIPAL BONDS (Cost $3,143,051,133)		3,083,930,257

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Tax-Free Cash Central Fund 4.41% (h)(i) (Cost $149,764,162)	149,708,719	149,768,605

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $3,292,815,295)	3,233,698,862
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(31,946,397)
NET ASSETS - 100.0%	3,201,752,465

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $51,115,480 or 1.6% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Level 3 security
(g)	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(h)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Tax-Free Cash Central Fund 4.41%	93,599,434	516,170,975	460,012,700	3,173,185	7,234	3,662	149,768,605	14.5%
Total	93,599,434	516,170,975	460,012,700	3,173,185	7,234	3,662	149,768,605

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	3,083,930,257	-	3,082,893,097	1,037,160

Money Market Funds	149,768,605	149,768,605	-	-
Total Investments in Securities:	3,233,698,862	149,768,605	3,082,893,097	1,037,160
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $3,143,051,133)	$3,083,930,257
Fidelity Central Funds (cost $149,764,162)	149,768,605

Total Investment in Securities (cost $3,292,815,295)		$3,233,698,862
Cash		113,316
Receivable for fund shares sold		4,479,732
Interest receivable		30,832,185
Distributions receivable from Fidelity Central Funds		386,771
Prepaid expenses		2,182
Receivable from investment adviser for expense reductions		535,330
Other receivables		707
Total assets		3,270,049,085
Liabilities
Payable for investments purchased on a delayed delivery basis	$61,097,538
Payable for fund shares redeemed	2,412,107
Distributions payable	3,332,542
Accrued management fee	910,912
Other affiliated payables	285,171
Other payables and accrued expenses	258,350
Total Liabilities		68,296,620
Net Assets		$3,201,752,465
Net Assets consist of:
Paid in capital		$3,311,477,610
Total accumulated earnings (loss)		(109,725,145)
Net Assets		$3,201,752,465
Net Asset Value, offering price and redemption price per share ($3,201,752,465 ÷ 290,179,700 shares)		$11.03
Statement of Operations
		Year ended January 31, 2024
Investment Income
Interest		$92,984,653
Income from Fidelity Central Funds		3,172,190
Total Income		96,156,843
Expenses
Management fee	$10,061,420
Transfer agent fees	2,657,773
Accounting fees and expenses	505,079
Custodian fees and expenses	27,336
Independent trustees' fees and expenses	9,650
Registration fees	154,076
Audit	67,046
Legal	7,464
Miscellaneous	22,210
Total expenses before reductions	13,512,054
Expense reductions	(6,344,732)
Total expenses after reductions		7,167,322
Net Investment income (loss)		88,989,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,400,911)
Fidelity Central Funds	7,234
Capital gain distributions from Fidelity Central Funds	995
Total net realized gain (loss)		(6,392,682)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	29,968,751
Fidelity Central Funds	3,662
Total change in net unrealized appreciation (depreciation)		29,972,413
Net gain (loss)		23,579,731
Net increase (decrease) in net assets resulting from operations		$112,569,252
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$88,989,521	$90,309,171
Net realized gain (loss)	(6,392,682)	(56,391,120)
Change in net unrealized appreciation (depreciation)	29,972,413	(252,367,742)
Net increase (decrease) in net assets resulting from operations	112,569,252	(218,449,691)
Distributions to shareholders	(87,316,305)	(90,744,332)

Share transactions
Proceeds from sales of shares	967,358,461	1,285,693,354
Reinvestment of distributions	51,813,569	50,620,037
Cost of shares redeemed	(720,048,957)	(2,668,009,654)

Net increase (decrease) in net assets resulting from share transactions	299,123,073	(1,331,696,263)
Total increase (decrease) in net assets	324,376,020	(1,640,890,286)

Net Assets
Beginning of period	2,877,376,445	4,518,266,731
End of period	$3,201,752,465	$2,877,376,445

Other Information
Shares
Sold	90,041,387	118,888,176
Issued in reinvestment of distributions	4,825,956	4,670,605
Redeemed	(67,294,452)	(244,286,870)
Net increase (decrease)	27,572,891	(120,728,089)

Financial Highlights
Fidelity® Tax-Free Bond Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$10.96	$11.79	$12.25	$12.13	$11.37
Income from Investment Operations
Net investment income (loss) A,B	.329	.304	.291	.312	.337
Net realized and unrealized gain (loss)	.064	(.828)	(.427)	.152	.772
Total from investment operations	.393	(.524)	(.136)	.464	1.109
Distributions from net investment income	(.323)	(.304)	(.291)	(.312)	(.337)
Distributions from net realized gain	-	(.002)	(.033)	(.032)	(.012)
Total distributions	(.323)	(.306)	(.324)	(.344)	(.349)
Net asset value, end of period	$11.03	$10.96	$11.79	$12.25	$12.13
Total Return C	3.71%	(4.38)%	(1.16)%	3.94%	9.87%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.46%	.46%	.46%	.46%	.46%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	3.06%	2.78%	2.39%	2.62%	2.86%
Supplemental Data
Net assets, end of period (000 omitted)	$3,201,752	$2,877,376	$4,518,267	$4,474,910	$4,458,835
Portfolio turnover rate F	7%	11% G	8%	19%	8%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Tax-Free Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, capital loss carryforwards and losses deferred due to wash sales.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,446,065
Gross unrealized depreciation	(113,555,103)
Net unrealized appreciation (depreciation)	$(57,109,038)
Tax Cost	$3,290,807,900

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(52,574,361)
Net unrealized appreciation (depreciation) on securities and other investments	$(57,109,038)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(35,796,166)
Long-term	(16,778,195)
Total capital loss carryforward	$(52,574,361)

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Tax-exempt Income	$87,316,305	$90,014,082
Long-term Capital Gains	-	730,250
Total	$87,316,305	$90,744,332

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Tax-Free Bond Fund	528,682,405	186,692,064
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of .0908% of average net assets.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .09% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records.

During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Tax-Free Bond Fund	.0173

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Tax-Free Bond Fund	.02

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Tax-Free Bond Fund	.43

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain(Loss) ($)
Fidelity Tax-Free Bond Fund	-	5,300,000	-

Prior Fiscal Year Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss($)	Total Proceeds($)
Fidelity Tax-Free Bond Fund	16,954,008	(10,197,768)	180,390,645

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Tax-Free Bond Fund	$5,048

7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .25% of average net assets. This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $6,227,500.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,690.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $115,542.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Tax-Free Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Tax-Free Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® Tax-Free Bond Fund	.25%
Actual		$ 1,000	$ 1,034.20	$ 1.28
Hypothetical-B		$ 1,000	$ 1,023.95	$ 1.28

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Tax-Free Bond Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund into a single fee based on tiered schedules and subject to a maximum rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for the fund would be no higher than the sum of (i) the lowest contractual management fee under the fund's existing management contract, which is the individual fund fee, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the "Unified Fee Cap"). The Board noted that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fees previously authorized to be charged for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee.
The Board considered that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to a Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder, as well as Board, approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.769635.122
SFB-ANN-0324
Fidelity® Municipal Core Plus Bond Fund

Annual Report
January 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average annual total returns for Fidelity® Municipal Core Plus Bond Fund will be reported once the fund is a year old.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Municipal Core Plus Bond Fund, a class of the fund, on February 16, 2023, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
From the fund's inception on February 16, 2023, through January 31, 2024, its share classes (excluding sales charges, if any) gained roughly 5% to 6%, net of fees, versus the 4.32% advance of the supplemental index, the Fidelity Municipal Core Plus Composite Index, and the 4.57% gain of the benchmark, the Bloomberg Municipal Bond Index. During the reporting period, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the Composite index, the fund's overweight to lower-quality investment-grade munis contributed to performance. These securities, helped by strong demand from investors seeking higher levels of income, bested higher-quality bonds this period. An overweight to health care bonds also was beneficial. Exposure to general obligation bonds issued by the state of Illinois and securities appropriated by the state of New Jersey added value, too, as both categories gained more than the index due largely to the states' improved credit quality. Another notable contributor was an overweight in bonds issued by the Puerto Rico Sales Tax Financing Corporation, which were bolstered by strong sales tax collections on the island. Yield-curve positioning was favorable as well. Specifically, the fund had less interest rate sensitivity (as measured by its shorter duration) than the supplemental index when muni bond yields were rising in February.  There were no material detractors from performance versus the Composite index this period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

New Jersey	9.3
New York	8.8
Illinois	8.1
California	5.1
Pennsylvania	4.8

Revenue Sources (% of Fund's net assets)
General Obligations	25.6
Health Care	18.1
Education	9.5
Transportation	9.2
Housing	7.7
Special Tax	7.3
State G.O.	6.4
Electric Utilities	5.3
Others* (Individually Less Than 5%)	10.9
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 97.5%
	Principal Amount (a)	Value ($)
Alabama - 3.1%
Black Belt Energy Gas District Bonds:
Series 2022 C1, 5.25%, tender 6/1/29 (b)	630,000	671,758
Series 2022 E, 5%, tender 6/1/28 (b)	65,000	67,932
Jefferson County Swr. Rev. Series 2024, 5% 10/1/38	500,000	557,775
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	380,000	403,348
TOTAL ALABAMA		1,700,813
Arizona - 2.0%
Arizona Indl. Dev. Auth. Lease Rev. Series 2020 A, 4% 9/1/36	105,000	105,361
Arizona Indl. Dev. Auth. Rev. Series 2019 2, 3.625% 5/20/33	92,317	86,569
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2005, 3.8%, tender 6/15/28 (b)	125,000	126,887
Series 2007, 4.1%, tender 6/15/28 (b)(c)	55,000	55,621
Coconino County Poll. Cont. Corp. Rev. Bonds (Navada Pwr. Co. Proj.) Series 2017 B, 3.75%, tender 3/31/26 (b)	100,000	99,896
Phoenix Ariz Indl. Dev. Auth. Rev.:
(Guam Facilities Foundation, Inc. Projs.) Series 2014, 5.375% 2/1/41	100,000	94,277
(Guam Facilities Foundation, Inc. Proj.) Series 2014, 5.125% 2/1/34	100,000	97,561
Phoenix Civic Impt. Board Arpt. Rev. Series 2023, 5% 7/1/24 (c)	100,000	100,551
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007, 5% 12/1/37	260,000	282,621
Univ. of Arizona Univ. Revs. Series 2016, 3% 6/1/34	50,000	48,362
TOTAL ARIZONA		1,097,706
California - 5.1%
Alameda Corridor Trans. Auth. Rev. Series 2024 A, 0% 10/1/52 (Assured Guaranty Muni. Corp. Insured) (d)	100,000	25,662
California Gen. Oblig.:
Series 2020, 4% 11/1/37	50,000	53,076
Series 2022, 4.75% 12/1/42	250,000	263,667
California Hsg. Fin. Agcy.:
Series 2021 1, 3.5% 11/20/35	574,531	541,338
Series 2023 A1, 4.375% 9/20/36	99,563	99,050
California Muni. Fin. Auth. Rev. Series 2017 A:
3.5% 6/1/34	50,000	49,793
3.75% 6/1/37	40,000	39,553
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds Series 2023 A, 4.375%, tender 9/1/33 (b)(c)	500,000	521,586
Elk Grove Unified School Distr. Ctfs. of Prtn. (Cap. Facilities Proj.) Series 2016, 3% 2/1/34	50,000	49,172
Fresno Arpt. Rev. Series 2023 A, 5% 7/1/53 (Build America Mutual Assurance Insured) (c)	500,000	526,148
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2021 B2, 0% 6/1/66	500,000	57,862
Los Angeles Dept. Arpt. Rev.:
Series 2019 A, 5% 5/15/35 (c)	10,000	10,784
Series 2019 C, 5% 5/15/25 (Escrowed to Maturity)	25,000	25,713
Los Angeles Unified School District:
Series 2016 B, 2% 7/1/29	10,000	9,334
Series 2020 C, 3% 7/1/35	5,000	4,884
Los Angeles Unified School District Ctfs. of Prtn. Series 2023 A, 5% 10/1/30	400,000	463,802
Poway Unified School District Series B, 0% 8/1/38	60,000	35,129
San Diego Unified School District Series 2012 R1, 0% 7/1/31	10,000	7,953
San Mateo County Cmnty. College District Series 2019, 5% 9/1/38	5,000	5,584
TOTAL CALIFORNIA		2,790,090
Colorado - 1.4%
Colorado Health Facilities Auth. Rev. Bonds:
(Parkview Med. Ctr., Inc. Proj.) Series 2016, 4% 9/1/36	15,000	15,165
(Parkview Med. Ctr., INC. Proj.) Series 2017, 5% 9/1/26	325,000	343,707
Bonds Series 2023 A1, 5%, tender 11/15/28 (b)	90,000	97,313
Series 2019 A, 4% 11/1/39	45,000	44,767
Series 2019 A1, 4% 8/1/39	185,000	182,423
Denver City & County Arpt. Rev. Series 2018 A, 5% 12/1/27 (c)	90,000	95,548
TOTAL COLORADO		778,923
Connecticut - 4.3%
Connecticut Gen. Oblig.:
Series 2016 A, 5% 3/15/26	50,000	52,276
Series 2018 A, 5% 4/15/37	1,000,000	1,074,065
Series 2021 A, 3% 1/15/36	20,000	18,936
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2010 A3, 2.95%, tender 7/1/27 (b)(d)	100,000	100,192
Series 2019 A:
5% 7/1/25	190,000	191,965
5% 7/1/26	500,000	503,935
Series 2020 A:
4% 7/1/36	5,000	5,051
5% 7/1/32	5,000	5,473
Series R, 5% 6/1/40	30,000	32,231
Connecticut Hsg. Fin. Auth. Series 2023 A, 5.25% 11/15/53	255,000	270,513
Stamford Gen. Oblig. Series 2016, 4% 8/1/26	5,000	5,084
Steelpointe Hbr. Infrastructure Impt. District (Steelpointe Hbr. Proj.) Series 2021, 4% 4/1/51 (e)	100,000	77,582
TOTAL CONNECTICUT		2,337,303
District Of Columbia - 0.8%
District of Columbia Gen. Oblig. Series 2016 A, 3% 6/1/41	145,000	125,319
District of Columbia Income Tax Rev. Series 2019 A, 5% 3/1/35	15,000	16,825
Metropolitan Washington DC Arpts. Auth. Sys. Rev. Series 2021 A:
4% 10/1/40 (c)	100,000	99,925
5% 10/1/26 (c)	200,000	208,626
TOTAL DISTRICT OF COLUMBIA		450,695
Florida - 4.2%
Central Florida Expressway Auth. Sr. Lien Rev. Series 2017, 3% 7/1/34	395,000	381,020
Florida Higher Edl. Facilities Fing. Auth. (Rollins College Proj.) Series 2020 A, 3% 12/1/48	100,000	78,136
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds Series 2023 C, 5%, tender 12/1/25 (b)	15,000	15,355
Florida Muni. Pwr. Agcy. Rev. Series 2021 A, 3% 10/1/32	100,000	96,950
JEA Wtr. & Swr. Sys. Rev. Series 2024 A:
5% 10/1/28 (d)	50,000	55,469
5% 10/1/30 (d)	50,000	57,562
Miami-Dade County Aviation Rev. Series 2020 A, 4% 10/1/41	200,000	201,702
Palm Beach County Health Facilities Auth. Rev.:
Series 2019 B, 5% 5/15/53	75,000	56,050
Series 2023 C, 7.625% 5/15/58	50,000	51,755
South Miami Health Facilities Auth. Hosp. Rev. Series 2017, 4% 8/15/47	1,000,000	946,455
Tallahassee Health Facilities Rev. Series 2015 A, 4% 12/1/35	365,000	358,149
TOTAL FLORIDA		2,298,603
Georgia - 3.5%
Atlanta Arpt. Rev. Series 2023 G, 5% 7/1/25 (c)	800,000	817,546
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 1994 4, 3.8%, tender 5/21/26 (b)	340,000	340,241
Main Street Natural Gas, Inc. Bonds:
Series 2022 E, 4%, tender 12/1/29 (b)	200,000	200,147
Series 2023 A, 5%, tender 6/1/30 (b)	200,000	211,363
Series 2023 B, 5%, tender 3/1/30 (b)	250,000	265,063
Series 2023 C, 5%, tender 9/1/30 (b)	55,000	58,500
Private Colleges & Univs. Auth. Rev. (The Savannah College of Art & Design Projs.) Series 2021, 4% 4/1/38	5,000	5,103
TOTAL GEORGIA		1,897,963
Hawaii - 1.6%
Honolulu City & County Gen. Oblig. Series 2020 F, 5% 7/1/34	5,000	5,690
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	340,000	351,906
Honolulu City and County Wastewtr. Sys. Series 2016 B, 5% 7/1/27	500,000	525,090
TOTAL HAWAII		882,686
Illinois - 8.1%
Chicago Board of Ed.:
Series 2017 D, 5% 12/1/31	100,000	102,170
Series 2022 B, 4% 12/1/41	100,000	92,589
Chicago Midway Arpt. Rev. Series 2016 A, 5% 1/1/29 (c)	20,000	20,380
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2015 A, 5% 1/1/28 (c)	5,000	5,043
Series 2016 G, 5% 1/1/42 (c)	5,000	5,099
Illinois Fin. Auth. (Bradley Univ. Proj.) Series 2021 A, 4% 8/1/37	100,000	100,341
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A, 5% 10/1/38	350,000	368,696
Illinois Fin. Auth. Rev.:
Series 2015 A, 5% 11/15/25	60,000	61,440
Series 2016 A, 3% 10/1/37	20,000	17,700
Series 2016:
3.125% 5/15/37	35,000	32,861
4% 5/15/35	10,000	10,006
5% 12/1/46	5,000	5,042
Series 2017 C, 5% 3/1/26	15,000	15,402
Series 2019, 5% 4/1/35	15,000	16,015
Illinois Gen. Oblig.:
Series 2017 D, 5% 11/1/28	25,000	26,674
Series 2021 A, 5% 3/1/30	120,000	132,748
Series 2022 A, 5% 3/1/36	40,000	44,602
Series 2023 B, 5% 5/1/37	500,000	553,963
Series 2023 D, 4% 7/1/37	300,000	301,962
Series June 2016, 3.5% 6/1/29	500,000	502,459
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4%, tender 6/1/25 (b)	350,000	351,241
Illinois Hsg. Dev. Auth. Rev. Series 2019 D, 2.7% 10/1/34	115,000	105,173
Illinois Sales Tax Rev. Series 2016 A:
3% 6/15/33	115,000	107,868
3% 6/15/34	220,000	204,842
Illinois Toll Hwy. Auth. Toll Hwy. Rev. Series A, 5% 1/1/45	20,000	21,637
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 2010 B1, 0% 6/15/46 (Assured Guaranty Muni. Corp. Insured)	100,000	37,058
Series A, 0% 12/15/38 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	15,000	8,158
Series 2002 A, 0% 12/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	20,000	13,978
Series 2022 A, 0% 6/15/41	300,000	140,788
Series 2023 A, 5% 12/15/28	300,000	319,145
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/26 (Escrowed to Maturity)	5,000	5,241
5% 6/1/27 (Pre-Refunded to 6/1/26 @ 100)	300,000	314,489
Sales Tax Securitization Corp. Series 2023 A, 3% 1/1/27	264,000	260,425
Schaumburg Village Gen. Oblig. Series 2023, 4% 12/1/30	100,000	105,517
TOTAL ILLINOIS		4,410,752
Indiana - 1.0%
Indiana Fin. Auth. Edl. Facilities Rev. (Butler Univ. Proj.) Series 2021, 4% 2/1/30	10,000	10,439
Indiana Fin. Auth. Health Sys. Rev. Series 2016 A, 4% 11/1/51	555,000	517,071
TOTAL INDIANA		527,510
Iowa - 0.5%
Des Moines Iowa Series 2020 A, 2% 6/1/31	10,000	8,940
Iowa Fin. Auth. Single Family Mtg. (Mtg.-Backed Securities Prog.) Series 2023 A, 5.25% 7/1/53	260,000	272,215
TOTAL IOWA		281,155
Kentucky - 4.3%
Ashland Med. Ctr. Rev.:
(Ashland Hosp. Corp. D/B/A Kings Daughters Med. Ctr. Proj.) Series 2016 A, 4% 2/1/36	350,000	350,225
Series 2019, 4% 2/1/33	200,000	202,450
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A, 5.25% 6/1/41	200,000	204,558
Kentucky, Inc. Pub. Energy:
Bonds Series A, 4%, tender 6/1/26 (b)	95,000	95,136
Series 2024 A1:
5% 8/1/28	490,000	505,240
5% 2/1/29	400,000	414,951
Louisville & Jefferson County:
Bonds Series 2020 C, 5%, tender 10/1/26 (b)	350,000	363,644
Series 2020 A, 3% 10/1/43	90,000	70,552
Louisville & Jefferson County Visitors & Convention Commission Rev. (Kentucky Int'l. Convention Ctr. Expansion Proj.) Series 2016, 3.125% 6/1/46 (Assured Guaranty Muni. Corp. Insured)	20,000	16,438
Trimble County Envirl Facilities Re Bonds Series 2023, 4.7%, tender 6/1/27 (b)(c)	100,000	101,353
TOTAL KENTUCKY		2,324,547
Louisiana - 0.6%
New Orleans Aviation Board Rev. Series 2017 D2, 5% 1/1/38 (c)	60,000	61,608
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 4.05%, tender 7/1/26 (b)	260,000	257,402
TOTAL LOUISIANA		319,010
Maryland - 1.2%
Maryland Health & Higher Edl. Bonds Series 2020, 5%, tender 7/1/25 (b)	300,000	304,339
Maryland Health & Higher Edl. Facilities Auth. Rev. Series 2016 A, 4% 7/1/42	100,000	94,271
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series 2014 A, 5% 4/1/25	255,000	255,814
TOTAL MARYLAND		654,424
Massachusetts - 2.0%
Amesbury Gen. Oblig. Series 2020, 2% 6/1/34	25,000	20,940
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2016, 5% 7/1/28	30,000	31,019
Series 2019 K, 5% 7/1/35	15,000	16,316
Series 2021 G, 4% 7/1/46	510,000	481,983
Massachusetts Edl. Fing. Auth. Rev. Series 2020 C, 5% 7/1/26 (c)	100,000	103,160
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev. Series 2018 A, 3.7% 12/1/38	370,000	355,277
Massachusetts Port Auth. Rev. Series 2019 A, 5% 7/1/34 (c)	30,000	32,709
Worcester Gen. Oblig. Series 2021, 2% 2/15/35 (Assured Guaranty Muni. Corp. Insured)	60,000	49,596
TOTAL MASSACHUSETTS		1,091,000
Michigan - 0.3%
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/38	100,000	104,781
Michigan Fin. Auth. Rev. Series 2022, 5% 12/1/32	25,000	25,209
Michigan State Hsg. Dev. Auth. Series 2021 A, 2.45% 10/1/46	30,000	20,951
Rochester Cmnty. School District Series 2019 II, 3% 5/1/31	5,000	4,925
TOTAL MICHIGAN		155,866
Minnesota - 1.7%
Minneapolis Health Care Sys. Rev. Bonds Series 2023 A, 5%, tender 11/15/28 (b)	315,000	341,405
Minnesota Agric. & Econ. Dev. Board Rev. Series 2024, 5.25% 1/1/54 (d)	100,000	110,103
Minnesota Higher Ed. Facilities Auth. Rev.:
Series 2018 A, 5% 10/1/33	150,000	159,933
Series 2023, 4.25% 10/1/38	300,000	301,621
Saint Cloud Health Care Rev. Series 2016 A, 3% 5/1/32	15,000	14,424
TOTAL MINNESOTA		927,486
Mississippi - 0.1%
Mississippi Bus. finance Corp. Exempt Facilities Rev. Bonds (Enviva, Inc. Proj.) Series 2022, 7.75%, tender 7/15/32 (b)(c)	110,000	79,617
Missouri - 0.2%
Missouri Hsg. Dev. Commission Single Family Mtg. Rev. (First Place Homeownership Ln. Prog.) Series 2023 E, 6.5% 5/1/54	100,000	113,391
Nebraska - 0.3%
Central Plains Energy Proj. Rev. Bonds (Proj. No. 4) Series 2023 A1, 5%, tender 11/1/29 (b)	135,000	142,653
Nevada - 3.3%
Clark County Arpt. Rev. Series 2021 B, 5% 7/1/25 (c)	1,740,000	1,775,504
New Hampshire - 0.4%
Nat'l. Finnance Auth. Series 2023 2A, 3.875% 1/20/38	99,456	93,765
New Hampshire Health & Ed. Facilities Auth. Series 2023 B:
5% 11/1/43 (c)	30,000	32,439
5.5% 11/1/27 (c)	20,000	21,379
New Hampshire St Hsg. Fin. Series 2023 4:
3.625% 4/1/26	10,000	10,011
3.7% 1/1/27	35,000	35,009
TOTAL NEW HAMPSHIRE		192,603
New Jersey - 9.3%
Essex County Gen. Oblig. Series 2021 B, 2% 8/15/33	450,000	390,780
New Jersey Econ. Dev. Auth. Series 2024 SSS, 5.25% 6/15/38 (d)	1,000,000	1,159,700
New Jersey Econ. Dev. Auth. Motor Vehicle Rev. Series 2017 A, 4% 7/1/34	10,000	10,111
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Bonds (New Jersey- American Wtr. Co., INC. Proj.) Series 2020 B, 3.75%, tender 6/1/28 (b)(c)	340,000	341,278
New Jersey Gen. Oblig. Series 2020, 2.375% 6/1/36	55,000	47,147
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2021 B, 5% 12/1/25 (c)	655,000	670,839
Series 2023 A, 5% 12/1/30 (c)	300,000	324,708
New Jersey Hsg. & Mtg. Fin. Agcy. Multi-family Rev. Series 2023 C, 5% 11/1/26 (c)	500,000	511,263
New Jersey Tobacco Settlement Fing. Corp. Series 2018 B, 5% 6/1/46	560,000	569,573
New Jersey Trans. Trust Fund Auth.:
Series 2006 C:
0% 12/15/24	150,000	145,501
0% 12/15/31 (FGIC Insured)	15,000	11,517
0% 12/15/34	80,000	55,459
Series 2022 AA, 5% 6/15/25	250,000	256,655
Series AA, 5% 6/15/38	35,000	38,819
Salem County Indl. Poll. Cont. Fing. Auth. Poll. Cont. Rev. Bonds (Philadelphia Elec. Co. Proj.) Series 1993 A, 4.45%, tender 3/1/25 (b)(c)	500,000	501,029
TOTAL NEW JERSEY		5,034,379
New Mexico - 0.2%
New Mexico Mtg. Fin. Auth. Series 2021 D, 3% 7/1/52	100,000	96,377
New York - 8.8%
Genesee County Fdg. Corp. (Rochester Reg'l. Health Proj.) Series 2022 A, 5% 12/1/30	250,000	267,157
Long Island Pwr. Auth. Elec. Sys. Rev. Series 2020 A, 5% 9/1/34	5,000	5,771
New York City Gen. Oblig.:
Bonds Series 2015 F4, 5%, tender 12/1/25 (f)	100,000	102,421
Series 2018 C, 3% 8/1/33	160,000	159,382
Series 2023 1, 5% 8/1/28	1,000,000	1,103,333
Series 2023 D, 5% 8/1/25	1,000,000	1,031,581
New York City Hsg. Dev. Corp. Multifamily Hsg. Series 2019 J, 3.05% 11/1/49	15,000	11,833
New York City Transitional Fin. Auth. Rev. Series 2016 A1, 3.125% 8/1/31	595,000	591,329
New York Metropolitan Trans. Auth. Rev. Series 2020 D, 4% 11/15/47	15,000	14,351
New York State Hsg. Fin. Agcy. Rev. Bonds:
Series 2023 C2, 3.8%, tender 5/1/29 (b)	370,000	371,228
Series 2023 E2, 3.8%, tender 5/1/27 (b)	35,000	35,065
New York State Urban Dev. Corp. Series 2020 C, 4% 3/15/37	5,000	5,232
New York State Urban Eev Corp. Series 2019 A, 3% 3/15/49	1,000,000	805,599
New York Trans. Dev. Corp.:
(Delta Air Lines, Inc. - LaGuardia Arpt. Termindals C&D Redev. Proj.) Series 2020, 4% 10/1/30 (c)	20,000	19,965
(Term. 4 JFK Int'l. Arpt. Proj.) Series 2020 A, 5% 12/1/28 (c)	20,000	21,337
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022, 5% 12/1/34 (c)	35,000	38,433
Suffolk Tobacco Asset Securitization Corp. Series 2021 B1, 4% 6/1/50	225,000	227,272
TOTAL NEW YORK		4,811,289
North Carolina - 1.8%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2018 C, 3.45%, tender 10/31/25 (b)	45,000	45,131
North Carolina State Ed. Assistance Auth. Student Ln. Rev. Series 2023 A:
5% 6/1/43 (c)	100,000	102,735
5.5% 6/1/28 (c)	550,000	587,138
North Carolina Tpk. Auth. Triangle Expressway Sys. Series 2024 B, 5% 1/1/53 (Assured Guaranty Muni. Corp. Insured)	250,000	268,643
TOTAL NORTH CAROLINA		1,003,647
North Dakota - 1.3%
Grand Forks Health Care Sys. Rev. Series 2021:
4% 12/1/46	60,000	53,327
5% 12/1/28	500,000	518,545
North Dakota Hsg. Fin. Agcy. Series 2023 F, 6.25% 1/1/54	100,000	109,739
TOTAL NORTH DAKOTA		681,611
Ohio - 3.6%
American Muni. Pwr., Inc. Rev.:
Series 2016 A, 3% 2/15/36	10,000	9,465
Series 2023 A:
5% 2/15/28	500,000	540,109
5% 2/15/32	500,000	579,149
Buckeye Tobacco Settlement Fing. Auth.:
Series 2020 A2, 3% 6/1/48	200,000	151,734
Series 2020 B2, 5% 6/1/55	250,000	236,031
Cuyahoga County Econ. Dev. Rev. (The Cleveland Orchestra Proj.) Series 2019, 5% 1/1/34	5,000	5,501
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/32	25,000	27,812
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	200,000	182,716
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2019, 3% 11/15/38	200,000	180,657
Ohio Higher Edl. Facility Commission Rev.:
(Kenyon College 2020 Proj.) Series 2020, 5% 7/1/35	30,000	33,308
(Xavier Univ. 2015 Proj.) Series 2015 C, 3.75% 5/1/38	5,000	4,869
TOTAL OHIO		1,951,351
Oklahoma - 0.2%
Oklahoma Hsg. Fin. Agcy. Single Family Mtg. Rev. (Homeownership Load Prog.) Series 2023 D, 6.5% 9/1/54	100,000	113,240
Oregon - 0.0%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A, 5% 8/15/36	10,000	10,944
Oregon State Hsg. & Cmnty. Svcs. Dept. (Single-Family Mtg. Prog.) Series 2019 A, 2.65% 7/1/39	10,000	8,360
TOTAL OREGON		19,304
Pennsylvania - 4.8%
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 3.375% 11/15/31	10,000	10,068
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
5% 7/15/28	580,000	613,512
5% 7/15/29	220,000	232,391
Geisinger Auth. Health Sys. Rev.:
Bonds Series 2020 B, 5%, tender 2/15/27 (b)	50,000	51,925
Series 2017 A2, 5% 2/15/31	10,000	10,549
Northampton County Gen. Purp. Auth. Hosp. Rev. (St Luke's Univ. Health Network Proj.) Series 2016 A, 3% 8/15/32	100,000	97,120
Pennsylvania Gen. Oblig.:
Series 2020 1, 3% 5/1/36	310,000	295,300
Series 2021, 3% 5/15/34	40,000	39,118
Series 2023, 5% 9/1/31	1,000,000	1,168,355
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2016 A1, 5% 12/1/27	5,000	5,162
Series 2021 B, 5% 12/1/33	25,000	29,000
Philadelphia Gas Works Rev. Series 15, 5% 8/1/24	50,000	50,406
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A, 5% 6/1/39	10,000	10,611
TOTAL PENNSYLVANIA		2,613,517
Puerto Rico - 3.8%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Series 2021 A, 5% 7/1/37 (e)	250,000	254,796
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2021 A1:
0% 7/1/33	500,000	317,962
4% 7/1/37	250,000	234,384
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series 2019 A2, 4.329% 7/1/40	1,250,000	1,242,191
TOTAL PUERTO RICO		2,049,333
Rhode Island - 2.3%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev. Series 2016 B, 5% 9/1/36	100,000	97,285
Rhode Island Health and Edl. Bldg. Corp. Higher Ed. Facility Rev. Series 2023, 5% 11/1/47	500,000	547,887
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2019 A, 5% 12/1/25 (c)	600,000	615,581
TOTAL RHODE ISLAND		1,260,753
South Carolina - 0.2%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	100,000	100,000
South Dakota - 0.2%
South Dakota Hsg. Dev. Auth. Series 2023 G, 6.25% 5/1/55	100,000	109,791
Tennessee - 1.1%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018, 5% 7/1/38 (c)	5,000	5,198
Metropolitan Govt. Nashville & Davidson County Elec. Rev.:
Series 2024 A, 5.25% 5/15/49 (d)	100,000	113,800
Series 2024 B, 5% 5/15/27 (d)	100,000	107,495
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C, 3% 1/1/35	350,000	335,756
Shelby County Health Edl. & Hsg. Facilities Board Rev. Series 2017 A, 3.375% 5/1/32	5,000	4,981
Tennessee Hsg. Dev. Agcy. Residential Series 2019 4, 2.9% 7/1/39	5,000	4,296
TOTAL TENNESSEE		571,526
Texas - 4.1%
Dallas Gen. Oblig. Series 2024 A, 5% 2/15/28	500,000	547,698
Grand Parkway Trans. Corp. Bonds Series 2023, 5%, tender 4/1/28 (b)	145,000	155,041
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2024, 5% 5/15/29 (d)	100,000	110,240
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	25,000	25,638
Lower Colorado River Auth. Rev. (LCRA Transmission Svcs. Corp. Proj.) Series 2019, 5% 5/15/34	5,000	5,531
Northside Independent School District Bonds Series 2023 B, 3%, tender 8/1/26 (b)	1,000,000	991,024
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017, 5% 10/1/39	5,000	5,238
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Series 2022, 5% 10/1/40	50,000	54,661
Texas Wtr. Dev. Board Rev.:
Series 2019, 5% 8/1/35	5,000	5,586
Series 2020, 3% 10/15/38	250,000	224,038
Univ. of Houston Univ. Revs. Series 2017 C, 3.125% 2/15/36	50,000	47,681
Waco Gen. Oblig. Series 2020, 2.375% 2/1/40	40,000	30,142
TOTAL TEXAS		2,202,518
Virginia - 0.0%
Fairfax County Redev. & Hsg. Auth. Rev. Bonds (Dominion Square North Proj.) Series 2023, 5%, tender 1/1/28 (b)	20,000	21,004
Washington - 3.7%
King County Hsg. Auth. Rev. Series 2018, 3.25% 5/1/33	1,000,000	965,665
Port of Seattle Rev.:
Series 2018 A, 5% 5/1/37 (c)	5,000	5,171
Series 2019:
5% 4/1/35 (c)	30,000	32,135
5% 4/1/36 (c)	5,000	5,332
Washington Gen. Oblig.:
Series 2021 A, 5% 6/1/38	15,000	16,727
Series 2024 C:
5% 2/1/31 (d)	50,000	57,865
5% 6/1/32 (d)	50,000	59,175
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/27	150,000	154,304
5% 7/1/36	155,000	158,991
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/33	15,000	15,894
(Virginia Mason Med. Ctr. Proj.) Series 2017, 5% 8/15/27	75,000	77,921
Series 2015 A, 5% 8/15/27	5,000	5,114
Series 2019 A1, 5% 8/1/36	10,000	10,707
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. Bonds (Ardea At Totem Lake Apts. Proj.) Series 2023, 5%, tender 2/1/27 (b)	45,000	46,490
Washington Hsg. Fin. Commission Nonprofit Rev. (Seattle Academy of Arts and Sciences Proj.) Series 2023, 5% 7/1/28 (e)	365,000	384,633
TOTAL WASHINGTON		1,996,124
West Virginia - 1.0%
Monongalia Cty W Bld Cm Rev. Series 2015, 5% 7/1/29	220,000	221,929
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A:
3% 6/1/33	240,000	233,971
3.25% 6/1/39	80,000	73,474
TOTAL WEST VIRGINIA		529,374
Wisconsin - 1.1%
Howard Suamico Scd Series 2021, 2% 3/1/38	15,000	11,505
Milwaukee Gen. Oblig. Series 2017 N4, 5% 4/1/26	5,000	5,160
Pub. Fin. Auth. Hosp. Rev.:
(Renown Reg'l. Med. Ctr. Proj.) Series 2020 A, 4% 6/1/45	100,000	93,994
Series 2020 A, 3% 6/1/45	100,000	77,806
Roseman Univ. of Health Series 2021 A, 4.5% 6/1/56 (e)	115,000	90,542
Wisconsin Health & Edl. Facilities:
Series 2013 B2, 4% 11/15/43	55,000	54,150
Series 2015, 3.15% 8/15/27	80,000	78,747
Series 2016 A, 3.5% 2/15/46	210,000	164,347
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2023 E, 3.875%, tender 5/1/27 (b)	40,000	40,086
TOTAL WISCONSIN		616,337
TOTAL MUNICIPAL BONDS (Cost $51,557,663)		53,011,775

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.36% (g)(h) (Cost $2,652,161)	2,651,630	2,652,426

TOTAL INVESTMENT IN SECURITIES - 102.4% (Cost $54,209,824)	55,664,201
NET OTHER ASSETS (LIABILITIES) - (2.4)%	(1,292,794)
NET ASSETS - 100.0%	54,371,407

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $807,553 or 1.5% of net assets.

(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.36%	-	46,179,000	43,527,000	105,687	161	265	2,652,426	0.1%
Total	-	46,179,000	43,527,000	105,687	161	265	2,652,426

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	53,011,775	-	53,011,775	-

Money Market Funds	2,652,426	2,652,426	-	-
Total Investments in Securities:	55,664,201	2,652,426	53,011,775	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $51,557,663)	$53,011,775
Fidelity Central Funds (cost $2,652,161)	2,652,426

Total Investment in Securities (cost $54,209,824)		$55,664,201
Cash		100,046
Interest receivable		493,904
Distributions receivable from Fidelity Central Funds		9,771
Prepaid expenses		28
Receivable from investment adviser for expense reductions		74,392
Total assets		56,342,342
Liabilities
Payable for investments purchased on a delayed delivery basis	$1,857,159
Payable for fund shares redeemed	618
Distributions payable	38,270
Accrued management fee	15,570
Distribution and service plan fees payable	3,039
Other affiliated payables	4,428
Other payables and accrued expenses	51,851
Total Liabilities		1,970,935
Net Assets		$54,371,407
Net Assets consist of:
Paid in capital		$52,868,611
Total accumulated earnings (loss)		1,502,796
Net Assets		$54,371,407

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($2,439,928 ÷ 237,296 shares)(a)		$10.28
Maximum offering price per share (100/96.00 of $10.28)		$10.71
Class M :
Net Asset Value and redemption price per share ($2,121,005 ÷ 206,278 shares)(a)		$10.28
Maximum offering price per share (100/96.00 of $10.28)		$10.71
Class C :
Net Asset Value and offering price per share ($2,528,510 ÷ 247,674 shares)(a)		$10.21
Fidelity Municipal Core Plus Bond Fund :
Net Asset Value, offering price and redemption price per share ($32,501,908 ÷ 3,161,093 shares)		$10.28
Class I :
Net Asset Value, offering price and redemption price per share ($2,190,639 ÷ 213,050 shares)		$10.28
Class Z :
Net Asset Value, offering price and redemption price per share ($12,589,417 ÷ 1,224,428 shares)		$10.28
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		For the period February 16, 2023 (commencement of operations) through January 31, 2024
Investment Income
Interest		$1,361,573
Income from Fidelity Central Funds		105,687
Total Income		1,467,260
Expenses
Management fee	$127,683
Transfer agent fees	29,142
Distribution and service plan fees	30,913
Accounting fees and expenses	9,546
Custodian fees and expenses	1,432
Independent trustees' fees and expenses	106
Registration fees	182,104
Audit	55,534
Legal	67
Miscellaneous	245
Total expenses before reductions	436,772
Expense reductions	(272,889)
Total expenses after reductions		163,883
Net Investment income (loss)		1,303,377
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	30,012
Fidelity Central Funds	161
Total net realized gain (loss)		30,173
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,454,112
Fidelity Central Funds	265
Total change in net unrealized appreciation (depreciation)		1,454,377
Net gain (loss)		1,484,550
Net increase (decrease) in net assets resulting from operations		$2,787,927
Statement of Changes in Net Assets

For the period February 16, 2023 (commencement of operations) through January 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,303,377
Net realized gain (loss)	30,173
Change in net unrealized appreciation (depreciation)	1,454,377
Net increase (decrease) in net assets resulting from operations	2,787,927
Distributions to shareholders	(1,285,132)

Share transactions - net increase (decrease)	52,868,612
Total increase (decrease) in net assets	54,371,407

Net Assets
Beginning of period	-
End of period	$54,371,407

Financial Highlights
Fidelity Advisor Municipal Core Plus Bond Fund Class A

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.320
Net realized and unrealized gain (loss)	.270 D
Total from investment operations	.590
Distributions from net investment income	(.307)
Distributions from net realized gain	(.003)
Total distributions	(.310)
Net asset value, end of period	$10.28
Total Return E,F,G	6.03% D
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.41% J,K
Expenses net of fee waivers, if any	.62% J,K
Expenses net of all reductions	.61% J,K
Net investment income (loss)	3.33% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$2,440
Portfolio turnover rate L	25% J

AFor the period February 16, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $- per share. Excluding this reimbursement, the total return would have been 6.00%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAudit fees are not annualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Municipal Core Plus Bond Fund Class M

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.320
Net realized and unrealized gain (loss)	.270 D
Total from investment operations	.590
Distributions from net investment income	(.307)
Distributions from net realized gain	(.003)
Total distributions	(.310)
Net asset value, end of period	$10.28
Total Return E,F,G	6.03% D
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.42% J,K
Expenses net of fee waivers, if any	.62% J,K
Expenses net of all reductions	.61% J,K
Net investment income (loss)	3.33% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$2,121
Portfolio turnover rate L	25% J

AFor the period February 16, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $- per share. Excluding this reimbursement, the total return would have been 6.00%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the sales charges.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAudit fees are not annualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Municipal Core Plus Bond Fund Class C

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.247
Net realized and unrealized gain (loss)	.271 D
Total from investment operations	.518
Distributions from net investment income	(.305)
Distributions from net realized gain	(.003)
Total distributions	(.308)
Net asset value, end of period	$10.21
Total Return E,F,G	5.30% D
Ratios to Average Net Assets C,H,I
Expenses before reductions	2.16% J,K
Expenses net of fee waivers, if any	1.37% J,K
Expenses net of all reductions	1.36% J,K
Net investment income (loss)	2.58% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$2,529
Portfolio turnover rate L	25% J

AFor the period February 16, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $- per share. Excluding this reimbursement, the total return would have been 5.27%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GTotal returns do not include the effect of the contingent deferred sales charge.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAudit fees are not annualized.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Municipal Core Plus Bond Fund

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.343
Net realized and unrealized gain (loss)	.271 D
Total from investment operations	.614
Distributions from net investment income	(.331)
Distributions from net realized gain	(.003)
Total distributions	(.334)
Net asset value, end of period	$10.28
Total Return E,F	6.28% D
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.04% I,J
Expenses net of fee waivers, if any	.37% I,J
Expenses net of all reductions	.36% I,J
Net investment income (loss)	3.58% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$32,502
Portfolio turnover rate K	25% I

AFor the period February 16, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $- per share. Excluding this reimbursement, the total return would have been 6.25%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Municipal Core Plus Bond Fund Class I

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.344
Net realized and unrealized gain (loss)	.270 D
Total from investment operations	.614
Distributions from net investment income	(.331)
Distributions from net realized gain	(.003)
Total distributions	(.334)
Net asset value, end of period	$10.28
Total Return E,F	6.28% D
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.17% I,J
Expenses net of fee waivers, if any	.37% I,J
Expenses net of all reductions	.36% I,J
Net investment income (loss)	3.58% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$2,191
Portfolio turnover rate K	25% I

AFor the period February 16, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $- per share. Excluding this reimbursement, the total return would have been 6.25%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity Advisor Municipal Core Plus Bond Fund Class Z

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.353
Net realized and unrealized gain (loss)	.267 D
Total from investment operations	.620
Distributions from net investment income	(.337)
Distributions from net realized gain	(.003)
Total distributions	(.340)
Net asset value, end of period	$10.28
Total Return E,F	6.34% D
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.17% I,J
Expenses net of fee waivers, if any	.31% I,J
Expenses net of all reductions	.30% I,J
Net investment income (loss)	3.64% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$12,589
Portfolio turnover rate K	25% I

AFor the period February 16, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $- per share. Excluding this reimbursement, the total return would have been 6.31%.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAudit fees are not annualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Municipal Core Plus Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Municipal Core Plus Bond Fund, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities, are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost.  Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,566,695
Gross unrealized depreciation	(64,186)
Net unrealized appreciation (depreciation)	$1,502,509
Tax Cost	$54,161,692

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$-
Undistributed ordinary income	$14,971
Net unrealized appreciation (depreciation) on securities and other investments	$1,502,509

The tax character of distributions paid was as follows:

January 31, 2024
Tax-exempt Income	1,269,856
Ordinary Income	$15,276
Total	$1,285,132

A For the period February 16, 2023 (commencement of operations) through January 31, 2024.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Municipal Core Plus Bond Fund	60,520,831	8,887,352

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annualized management fee rate was .34% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	- %	.25%	$5,319	$ 4,829
Class M	- %	.25%	4,834	4,834
Class C	.75%	.25%	20,760	20,752
			$30,913	$30,415

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, .75% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 5

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund.

During November 2023, the Board approved a change in the transfer agent fees effective December 1, 2023 to a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1654
Class M	.1800
Class C	.1799
Fidelity Municipal Core Plus Bond Fund	.0515
Class I	.1807

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net AssetsA
Class A	$ 3,638.17
Class M	3,481.18
Class C	3,613.17
Fidelity Municipal Core Plus Bond Fund	12,739.05
Class I	3,542.18
Class Z	2,129.05
	$ 29,142

A Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. During November 2023, the Board approved a change in the accounting fees effective December 1, 2023 to a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Municipal Core Plus Bond Fund	.0258

Prior to December 1, 2023 the accounting fee was based on the level of average net assets for each month. For the period, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Municipal Core Plus Bond Fund	.03

Subsequent Event - Management Fee. Effective March 1, 2024, the Fund's management contract will be amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate will pay certain expenses of managing and operating the Fund out of each class's management fee.

Each class of the Fund will pay a management fee to the investment adviser. The management fee will be calculated and paid to the investment adviser every month.

When determining a class's management fee, a mandate rate will be calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate will be subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class.

The annual management fee rate for a class of shares of the Fund will be the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.51
Class M	0.52
Class C	0.52
Fidelity Municipal Core Plus Bond Fund	0.39
Class I	0.52
Class Z	0.39

One-twelfth of the management fee rate for a class will be applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month.

A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Municipal Core Plus Bond Fund	-	131,974	(482)

Other. During the period, FMR reimbursed the Fund $11,011 for an operational error which is included in Net Realized Gain (Loss) in the accompanying Statement of Operations.

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity Municipal Core Plus Bond Fund	$51

7. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain other expenses such as interest expense, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	.62%	$ 17,033
Class M	.62%	15,692
Class C	1.37%	16,722
Fidelity Municipal Core Plus Bond Fund	.37%	168,096
Class I	.37%	15,982
Class Z	.31%	37,073
		$ 270,598

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $805.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,486.

8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

Year ended January 31, 2024A
Fidelity Municipal Core Plus Bond Fund
Distributions to shareholders
Class A	$ 69,315
Class M	62,894
Class C	67,546
Fidelity Municipal Core Plus Bond Fund	862,906
Class I	68,814
Class Z	153,657
Total	$ 1,285,132
A For the period February 16, 2023 (commencement of operations) through January 31, 2024.

9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Dollars
	Year ended January 31, 2024A	Year ended January 31, 2024A
Fidelity Municipal Core Plus Bond Fund
Class A
Shares sold	236,175	$2,360,171
Reinvestment of distributions	6,920	69,315
Shares redeemed	(5,799)	(58,736)
Net increase (decrease)	237,296	$2,370,750
Class M
Shares sold	200,000	$2,000,000
Reinvestment of distributions	6,278	62,894
Net increase (decrease)	206,278	$2,062,894
Class C
Shares sold	240,903	$2,403,000
Reinvestment of distributions	6,771	67,546
Net increase (decrease)	247,674	$2,470,546
Fidelity Municipal Core Plus Bond Fund
Shares sold	3,341,983	$33,538,835
Reinvestment of distributions	79,689	798,337
Shares redeemed	(260,579)	(2,578,317)
Net increase (decrease)	3,161,093	$31,758,855
Class I
Shares sold	219,506	$2,192,457
Reinvestment of distributions	6,807	68,205
Shares redeemed	(13,263)	(136,739)
Net increase (decrease)	213,050	$2,123,923
Class Z
Shares sold	1,242,463	$12,261,746
Reinvestment of distributions	7,157	71,731
Shares redeemed	(25,192)	(251,833)
Net increase (decrease)	1,224,428	$12,081,644

A For the period February16, 2023 (commencement of operations) through January 31, 2024.

10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity Municipal Core Plus Bond Fund	39%

11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Municipal Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Municipal Core Plus Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2024, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period February 16, 2023 (commencement of operations) through January 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations, changes in its net assets, and the financial highlights for the period February 16, 2023 (commencement of operations) through January 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024
Fidelity® Municipal Core Plus Bond Fund
Class A	.62%
Actual		$ 1,000	$ 1,036.90	$ 3.18
Hypothetical-B		$ 1,000	$ 1,022.08	$ 3.16
Class M	.62%
Actual		$ 1,000	$ 1,036.90	$ 3.18
Hypothetical-B		$ 1,000	$ 1,022.08	$ 3.16
Class C	1.37%
Actual		$ 1,000	$ 1,032.90	$ 7.02
Hypothetical-B		$ 1,000	$ 1,018.30	$ 6.97
Fidelity® Municipal Core Plus Bond Fund	.37%
Actual		$ 1,000	$ 1,038.20	$ 1.90
Hypothetical-B		$ 1,000	$ 1,023.34	$ 1.89
Class I	.37%
Actual		$ 1,000	$ 1,038.20	$ 1.90
Hypothetical-B		$ 1,000	$ 1,023.34	$ 1.89
Class Z	.31%
Actual		$ 1,000	$ 1,038.60	$ 1.59
Hypothetical-B		$ 1,000	$ 1,023.64	$ 1.58

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.) , and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure combining the management fee, transfer agent fee (TA Fee), and pricing and bookkeeping fee (P&B Fee) of the fund and each class into a single class-level fee based on tiered schedules and subject to a maximum class-level rate (the Unified Fee). In exchange for the Unified Fee, the fund will receive investment advisory, management, administrative, transfer agent, pricing and bookkeeping services under a single agreement - the Management Contract.
In its consideration of the Management Contract over several meetings, the Board received, reviewed and discussed a comprehensive set of analyses regarding the Unified Fee including (i) the legal framework, (ii) design goals for the Unified Fee, (iii) calculation methodology for the Unified Fee and illustrative examples, (iv) annual and cumulative projected impacts under various scenarios, both in the aggregate and at the fund/class level, (v) explanations of schedules, rate levers and maximum rates and (vi) shareholder benefits and projected savings.
The Board considered that the maximum Unified Fee for each class of the fund would be no higher than the sum of (i) the lowest contractual management fee under the fund's existing management contract, which is the individual fund fee, if any, plus the lowest contractual marginal group fee rate and (ii) the TA and P&B Fee rates, which are fixed fee rates since December 1, 2023 (together, the "Unified Fee Cap"). The Board noted that, as a result of this Unified Fee Cap, the Unified Fee would be no greater than the fees previously authorized to be charged for the same services. The Board noted that certain expenses such as third-party expenses, Rule 12b-1 fees, and certain other miscellaneous expenses would be outside the scope of the Unified Fee and the calculation of such fees would not change as a result of the Unified Fee. The Board considered that, under the Management Contract, a different management fee rate will be applicable to each class of the fund. The Board noted that Fidelity has represented that the difference in expenses between classes is based on differences in class-specific expenses and not due to any difference in advisory or third-party custodial fees or other expenses related to the management of the fund's assets.
The Board considered that implementation of the Unified Fee, which includes the Unified Fee Cap, would cause all funds subject to a Unified Fee, including the fund, to experience an immediate reduction on contractual fee rates for services provided under the current management contracts. The Board considered that some funds would not experience lower fees as a result of existing fee caps. The Board further considered that, in addition to the contractual fee savings, the Unified Fee offers funds and their shareholders greater protection from future rate increases for services previously offered under separate agreements that are now covered by the Management Contract because such rate increases would require shareholder, as well as Board, approval.
Sub-Advisory Contracts. In connection with the Unified Fee changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.9907251.100
MUC-ANN-0324
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund

Annual Report
January 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund	3.38%	2.74%

A   From June 16, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund, on June 16, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond 1 Year (1-2 Y) Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Elizah McLaughlin, Ryan Brogan and Michael Maka:
For the fiscal year ending January 31, 2024, the fund gained 3.38%, outpacing, net of fees, the 2.98% gain of the supplemental index, the Fidelity Sustainable Conservative Income Municipal Bond Composite Index, as well as the 2.50% gain of the benchmark, the Bloomberg Municipal 1 Year (1-2 Y) Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the supplemental index, the fund's carry advantage, meaning its larger-than-index exposure to higher-yielding bonds, added value. The fund had less interest rate sensitivity, as measured by its shorter duration, than the index, which also boosted the relative result as interest rates rose through much of the year. Yield-curve positioning further helped, particularly the fund's overweights to variable-rate demand notes and tender option bonds with weekly resets, two very short-term areas of the muni market that outpaced the index. In contrast, differences in the way fund holdings and index components were priced hurt the relative result. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider. Application of FMR/s environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

New York	13.0
Alabama	9.5
Pennsylvania	7.2
Tennessee	5.2
Florida	4.6

Revenue Sources (% of Fund's net assets)
Health Care	20.8
Synthetics	18.7
General Obligations	13.9
Resource Recovery	10.4
Electric Utilities	9.3
Industrial Development	6.4
Education	6.1
Housing	5.3
Others* (Individually Less Than 5%)	9.1
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	39.7
8 - 30	4.8
31 - 60	3.0
61 - 90	2.2
91 - 180	7.7
> 180	42.6

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 51.5%
	Principal Amount (a)	Value ($)
Alabama - 2.6%
Black Belt Energy Gas District:
Series 2022 C1:
5.25% 12/1/24	5,000	5,059
5.25% 12/1/25	5,000	5,136
Series 2022 E:
5% 6/1/24	50,000	50,200
5% 6/1/25	50,000	50,794
5% 6/1/26	50,000	51,412
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.) Series 2008, 3.65%, tender 1/10/25 (b)	150,000	150,036
Southeast Alabama Gas Supply District Bonds (Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	35,000	35,011
TOTAL ALABAMA		347,648
Arizona - 2.1%
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	50,000	51,740
Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (b)(c)	80,000	80,199
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2017 A, 5% 1/1/25	140,000	142,647
TOTAL ARIZONA		274,586
California - 4.2%
California Health Facilities Fing. Auth. Rev. Bonds Series 2016 B2, 4%, tender 10/1/24 (b)	50,000	50,030
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2021 A, 4.7%, tender 4/1/24 (b)(c)	100,000	99,999
(Waste Mgmt., Inc. Proj.) Series 2017 A, 4.25%, tender 12/2/24 (b)(c)	100,000	99,712
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs. INC. Proj.) Series 2023, 4.25%, tender 2/15/24 (b)(c)(d)	100,000	99,976
Los Angeles Dept. Arpt. Rev. Series 2023 A, 5% 5/15/26 (c)	200,000	207,204
TOTAL CALIFORNIA		556,921
Connecticut - 2.7%
Connecticut Gen. Oblig. Series 2016 B, 5% 5/15/25	10,000	10,257
Connecticut Health & Edl. Facilities Auth. Rev. Bonds:
Series 2010 A3:
0.25%, tender 2/9/24 (b)	50,000	49,953
2.95%, tender 7/1/27 (b)(e)	150,000	150,288
Series 2017 C2, 2.8%, tender 2/3/26 (b)	150,000	149,281
TOTAL CONNECTICUT		359,779
District Of Columbia - 0.8%
Washington Metropolitan Area Transit Auth. Series 2023 A, 5% 7/15/24	100,000	100,869
Florida - 3.1%
Duval County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	100,000	105,003
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds Series 2023, 3.55%, tender 1/1/26 (b)	50,000	49,885
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 5%, tender 11/1/24 (b)(c)	50,000	50,176
Orange County Health Facilities Auth. Bonds Series 2021 C, 5%, tender 11/15/26 (b)	100,000	105,041
Polk County Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.15%, tender 6/1/26 (b)	100,000	101,502
TOTAL FLORIDA		411,607
Georgia - 2.9%
Bartow County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Bowen Proj.) Series 2013, 2.875%, tender 8/19/25 (b)	100,000	98,090
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 1994 9, 3.8%, tender 5/21/26 (b)	100,000	100,071
Main Street Natural Gas, Inc. Series 2024 A1, 5% 3/1/27	100,000	103,129
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2009, 3.875%, tender 3/6/26 (b)	90,000	90,194
TOTAL GEORGIA		391,484
Hawaii - 0.8%
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	100,000	103,502
Illinois - 4.4%
Illinois Fin. Auth. Series 2022 A, 5% 10/1/24	100,000	100,265
Illinois Gen. Oblig.:
Series 2016, 5% 2/1/27	80,000	84,164
Series 2017 D:
5% 11/1/24	200,000	202,320
5% 11/1/26	5,000	5,244
Series 2022 B, 5% 3/1/25	100,000	101,738
Series 2023 C, 5% 5/1/25	100,000	102,035
TOTAL ILLINOIS		595,766
Kentucky - 0.1%
Kentucky, Inc. Pub. Energy Bonds Series 2018 A, 4%, tender 3/15/24 (b)	15,000	15,020
Maine - 0.3%
Maine Hsg. Auth. Mtg. Bonds Series 2023 B, 3.125%, tender 5/1/24 (b)	45,000	44,884
Maryland - 0.4%
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2023 D, 3.5% 1/1/26	50,000	49,995
Massachusetts - 1.5%
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (c)	100,000	101,464
Series 2018 B, 5% 7/1/25 (c)	100,000	102,374
TOTAL MASSACHUSETTS		203,838
Michigan - 1.9%
Coopersville Area Pub. Schools Series 2022 I:
4% 5/1/26	30,000	30,716
5% 5/1/25	110,000	112,633
Michigan Hosp. Fin. Auth. Rev. Series 1999 B3, 4% 11/15/26	110,000	113,076
TOTAL MICHIGAN		256,425
Nebraska - 0.8%
Central Plains Energy Proj. Rev. Bonds Series 2019, 4%, tender 8/1/25 (b)	105,000	105,401
Nevada - 0.7%
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 4.5%, tender 6/3/24 (b)(c)(d)	100,000	100,007
New Hampshire - 1.5%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.) Series 2019 A1, 2.15%, tender 7/1/24 (b)(c)	100,000	99,345
New Hampshire St Hsg. Fin. Series 2023 3, 3.85% 1/1/27	100,000	100,921
TOTAL NEW HAMPSHIRE		200,266
New Jersey - 3.8%
New Jersey Econ. Dev. Auth. Series 2024 SSS, 5% 6/15/26 (e)	100,000	104,246
New Jersey Econ. Dev. Auth. Rev. Series 2019, 5.25% 9/1/24 (d)	100,000	101,202
New Jersey Edl. Facility:
(Stevens Institute of Techonolgy Proj.) Series 2017 A, 5% 7/1/25	75,000	76,229
Series 2016 A, 5% 7/1/24	100,000	100,675
New Jersey Trans. Trust Fund Auth.:
Series 2006 C, 0% 12/15/26 (AMBAC Insured)	80,000	72,533
Series A, 0% 12/15/26	60,000	54,400
TOTAL NEW JERSEY		509,285
New York - 4.2%
Monroe County Indl. Dev. Agcy. Bonds (Andrews Terrace Cmnty. Partners, L.P. Proj.) Series 2023 B1, 5%, tender 7/1/27 (b)	50,000	52,245
New York City Gen. Oblig. Series 2016 A, 5% 8/1/27	155,000	159,560
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds Series 2021 K2, 0.9%, tender 1/1/26 (b)	165,000	153,509
New York Metropolitan Trans. Auth. Rev. Bonds:
Series 2019 A1, 5%, tender 11/15/24 (b)	100,000	100,561
Series 2020 A2, 5%, tender 5/15/24 (b)	100,000	100,171
TOTAL NEW YORK		566,046
Oregon - 1.0%
Union County Hosp. Facility Auth. Series 2022, 5% 7/1/24	135,000	135,550
Pennsylvania - 4.1%
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2019 A, 4%, tender 4/15/24 (b)(c)	100,000	100,003
(Republic Svcs., Inc. Proj.):
Series 2014, 4.3%, tender 4/1/24 (b)(c)	100,000	99,974
Series 2019 B2, 4%, tender 7/15/24 (b)(c)	100,000	100,007
(Waste Mgmt., Inc. Proj.) Series 2013, 4.875%, tender 2/1/24 (b)(c)	100,000	100,000
(Waste Mgmt., Inc. Proj.) Series 2021 A2, 4.6%, tender 10/1/26 (b)(c)	150,000	151,362
TOTAL PENNSYLVANIA		551,346
South Carolina - 0.4%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	50,000	50,000
Tennessee - 0.7%
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	95,000	95,721
Texas - 2.7%
Magnolia Independent School District Series 2023, 5% 8/15/24	150,000	151,548
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 4.9%, tender 2/1/24 (b)(c)	100,000	100,000
(Waste Mgmt., Inc. Proj.) Series 2020 A, 4.5%, tender 3/1/24 (b)(c)	100,000	99,996
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	15,000	15,521
TOTAL TEXAS		367,065
Virginia - 1.4%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 3.95%, tender 5/1/24 (b)(c)	100,000	99,781
Louisa Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2008 B, 0.75%, tender 9/2/25 (b)	95,000	88,538
TOTAL VIRGINIA		188,319
Washington - 0.9%
Seattle Hsg. Auth. Rev. (Juniper Apts. Proj.) Series 2023, 5% 6/1/27	50,000	51,935
Washington Ctfs. of Prtn. Series 2016 A, 5% 7/1/27	70,000	73,312
TOTAL WASHINGTON		125,247
Wisconsin - 1.5%
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24	200,000	202,443
TOTAL MUNICIPAL BONDS (Cost $6,905,789)		6,909,020

Municipal Notes - 47.5%
	Principal Amount (a)	Value ($)
Alabama - 6.9%
Black Belt Energy Gas District Participating VRDN Series ZL 03 97, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	330,000	330,000
Health Care Auth. for Baptist Health Series 2013 B, 5.97% 2/7/24, VRDN (b)	300,000	300,000
Southeast Energy Auth. Rev. Participating VRDN Series XG 04 10, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	300,000	300,000
TOTAL ALABAMA		930,000
Delaware - 3.6%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1994, 3.93% 2/1/24, VRDN (b)(c)	480,000	480,000
Florida - 1.5%
Orlando Health Participating VRDN Series 026, 4.85% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	200,000	200,000
Georgia - 0.7%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. (Georgia Pwr. Co. Plant Vogtle Proj.) Series 2012, 4.2% 2/1/24, VRDN (b)(c)	100,000	100,000
Kentucky - 2.2%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 4.56% 2/1/24, VRDN (b)(c)	200,000	200,000
Series 2020 B1, 4.56% 2/1/24, VRDN (b)(c)	100,000	100,000
TOTAL KENTUCKY		300,000
Louisiana - 3.2%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 5.27% 2/7/24, VRDN (b)	100,000	100,000
Series 2010 B1, 4.95% 2/7/24, VRDN (b)	330,000	330,000
TOTAL LOUISIANA		430,000
Minnesota - 3.1%
Minneapolis Health Care Sys. Rev. Participating VRDN Series XM 08 72, 4.75% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	410,000	410,000
New York - 8.8%
Liberty Dev. Corp. Rev. Participating VRDN Series MS 1207, 4.9% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(f)(g)	380,000	380,000
New York City Gen. Oblig. Series 2012 2, 4.5% 2/8/24, VRDN (b)	400,000	400,000
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 55, 4.87% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	300,000	300,000
Series XF 16 49, 4.87% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	100,000	100,000
TOTAL NEW YORK		1,180,000
Ohio - 3.7%
Allen County Hosp. Facilities Rev. Series 2012 B, 4.95% 2/7/24 (Liquidity Facility Ohio Gen. Oblig.), VRDN (b)	500,000	500,000
Pennsylvania - 3.1%
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 5.2% 2/8/27, VRDN (b)	410,000	410,000
South Carolina - 0.7%
South Carolina Jobs-Econ. Dev. Auth. Series 2018 C, 5.23% 2/8/27, VRDN (b)	100,000	100,000
Tennessee - 4.5%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 5% 2/7/24, VRDN (b)	600,000	599,997
Texas - 1.5%
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Participating VRDN Series 2022 006, 4.85% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(f)(g)	200,000	200,000
Virginia - 2.1%
Lynchburg Econ. Dev. Participating VRDN Series XL 00 75, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(f)(g)	285,000	285,000
West Virginia - 1.9%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 5.16% 2/8/27, VRDN (b)	250,000	250,000
TOTAL MUNICIPAL NOTES (Cost $6,374,998)		6,374,997

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.36% (h)(i) (Cost $343,000)	342,931	343,034

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $13,623,787)	13,627,051
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(202,275)
NET ASSETS - 100.0%	13,424,776

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $301,185 or 2.2% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Provides evidence of ownership in one or more underlying municipal bonds.
(g)	Coupon rates are determined by re-marketing agents based on current market conditions.
(h)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.36%	-	1,143,000	800,000	3,749	-	34	343,034	0.0%
Total	-	1,143,000	800,000	3,749	-	34	343,034

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	13,284,017	-	13,284,017	-

Money Market Funds	343,034	343,034	-	-
Total Investments in Securities:	13,627,051	343,034	13,284,017	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $13,280,787)	$13,284,017
Fidelity Central Funds (cost $343,000)	343,034

Total Investment in Securities (cost $13,623,787)		$13,627,051
Cash		1,175
Receivable for fund shares sold		1,576
Interest receivable		94,398
Distributions receivable from Fidelity Central Funds		996
Prepaid expenses		8
Receivable from investment adviser for expense reductions		5,088
Other receivables		5
Total assets		13,730,297
Liabilities
Payable for investments purchased on a delayed delivery basis	$252,520
Distributions payable	7,231
Accrued management fee	2,179
Audit fee payable	42,162
Other payables and accrued expenses	1,429
Total Liabilities		305,521
Net Assets		$13,424,776
Net Assets consist of:
Paid in capital		$13,419,647
Total accumulated earnings (loss)		5,129
Net Assets		$13,424,776
Net Asset Value, offering price and redemption price per share ($13,424,776 ÷ 1,342,597 shares)		$10.00
Statement of Operations
		Year ended January 31, 2024
Investment Income
Interest		$385,766
Income from Fidelity Central Funds		3,749
Total Income		389,515
Expenses
Management fee	$24,332
Transfer agent fees	17
Custodian fees and expenses	6,367
Independent trustees' fees and expenses	37
Registration fees	28,077
Audit	52,577
Legal	28
Miscellaneous	38
Total expenses before reductions	111,473
Expense reductions	(88,000)
Total expenses after reductions		23,473
Net Investment income (loss)		366,042
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	930
Total net realized gain (loss)		930
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	10,748
Fidelity Central Funds	34
Total change in net unrealized appreciation (depreciation)		10,782
Net gain (loss)		11,712
Net increase (decrease) in net assets resulting from operations		$377,754
Statement of Changes in Net Assets

	Year ended January 31, 2024	For the period June 16, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$366,042	$118,510
Net realized gain (loss)	930	103
Change in net unrealized appreciation (depreciation)	10,782	(7,518)
Net increase (decrease) in net assets resulting from operations	377,754	111,095
Distributions to shareholders	(365,890)	(117,828)

Share transactions
Proceeds from sales of shares	2,831,754	10,386,249
Reinvestment of distributions	330,794	116,752
Cost of shares redeemed	(241,411)	(4,493)

Net increase (decrease) in net assets resulting from share transactions	2,921,137	10,498,508
Total increase (decrease) in net assets	2,933,001	10,491,775

Net Assets
Beginning of period	10,491,775	-
End of period	$13,424,776	$10,491,775

Other Information
Shares
Sold	283,722	1,038,704
Issued in reinvestment of distributions	33,176	11,709
Redeemed	(24,264)	(450)
Net increase (decrease)	292,634	1,049,963

Financial Highlights
Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$9.99	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.323	.117
Net realized and unrealized gain (loss)	.009	(.011)
Total from investment operations	.332	.106
Distributions from net investment income	(.321)	(.116)
Distributions from net realized gain	(.001)	-
Total distributions	(.322)	(.116)
Net asset value, end of period	$10.00	$9.99
Total Return D,E	3.38%	1.07%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.99%	1.03% H,I
Expenses net of fee waivers, if any	.21%	.25% I
Expenses net of all reductions	.21%	.24% I
Net investment income (loss)	3.24%	1.86% I
Supplemental Data
Net assets, end of period (000 omitted)	$13,425	$10,492
Portfolio turnover rate J	79%	42% I

AFor the period June 16, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,919
Gross unrealized depreciation	(16,636)
Net unrealized appreciation (depreciation)	$5,283
Tax Cost	$13,621,768

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$5,283

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023A
Tax-exempt Income	$364,694	$117,828
Ordinary Income	1,196	-
Total	$365,890	$117,828

A For the period June 16,2022  (commencement of operations) through January 31,2023.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4.Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	6,990,680	4,280,007
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective April 1, 2023 the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Prior to April 1, 2023, the Fund paid a monthly management fee that was based on an annual rate of .30% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .22% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	202,791	400,000	-

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$15
7. Expense Reductions.
Effective April 1, 2023, the investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets (.25% prior to April 1, 2023). This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $88,000.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund.	78%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Sustainable Conservative Income Municipal Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Conservative Income Municipal Bond Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, and the statement of changes in net assets and the financial highlights for the year ended January 31, 2024 and for the period June 16, 2022 (commencement of operations) through January 31, 2023, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year ended January 31, 2024, and the changes in its net assets and the financial highlights for the year ended January 31, 2024 and for the period June 16, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® SAI Sustainable Conservative Income Municipal Bond Fund	.20%
Actual		$ 1,000	$ 1,020.40	$ 1.02
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2024, $183, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 26.62% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved amended and restated sub-advisory agreements (the Sub-Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Sub-Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Sub-Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
The Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser, and that the management fee paid by the fund under the management contract with FMR will remain unchanged.
The Board considered that the approval of the fund's Sub-Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Sub-Advisory Contracts would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's advisory contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Sub-Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.9905582.101
SMB-ANN-0324
Fidelity® SAI Sustainable Municipal Income Fund

Annual Report
January 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Life of Fund A
Fidelity® SAI Sustainable Municipal Income Fund	4.25%	4.34%

A   From April 13, 2022
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Sustainable Municipal Income Fund, on April 13, 2022, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
Tax-exempt municipal bonds gained 2.90% for the 12 months ending January 31, 2024, according to the Bloomberg Municipal Bond Index, buoyed by outsized gains in late 2023. From February through July, munis chartered a bumpy path to a tepid 0.20% gain, limited by uncertainty about the direction of interest rates as the U.S. Federal Reserve continued the aggressive rate-hiking cycle it began in March 2022 to combat persistent inflation. Munis then declined markedly in August and September when the Fed explicitly adopted a "higher for longer" message on interest rates. In November, however, muni bonds kicked off a powerful two-month rally, posting their biggest monthly gain (+6.35%) since the 1980s, and then rising another 2.32% in December. During both months, the Fed held interest rates steady, while inflation reports came in milder than expected. By year-end, the central bank indicated it was ready to consider rate cuts for 2024. Munis trended lower in January (-0.51%) when stronger-than-projected economic growth caused the market to reprice the timing and magnitude of potential cuts. For the full 12 months, muni tax-backed credit fundamentals remained solid, and the risk of credit-rating downgrades appeared low for most issuers. Lower-quality investment-grade bonds (rated BAA) and long-term securities (17+ years) delivered the muni market's best returns.
Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:
For the fiscal year ending January 31, 2024, the fund gained 4.25%, outpacing, net of fees, the 2.97% advance of the supplemental index, the Bloomberg 3+ Year Municipal Bond Index, as well as the 2.90% gain of the benchmark, the Bloomberg Municipal Bond Index. The past 12 months, we focused on long-term objectives and sought to generate attractive tax-exempt income and a competitive risk-adjusted return. Versus the Bloomberg 3+ Year index, the fund's overweight to lower-quality investment-grade munis contributed to performance. These securities, helped by strong demand from investors seeking higher levels of income, bested higher-quality bonds this period. An overweight to the health care sector also was helpful, as the group's credit quality improved and investor demand for higher-yielding securities strengthened during the year. In contrast, differences in the way fund holdings and index components were priced slightly detracted. Fund holdings are priced by a third-party pricing service and validated daily by Fidelity Management and Research's fair-value processes. Securities within the index, however, are priced by the index provider. Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

California	14.1
Massachusetts	9.9
New York	7.3
Illinois	7.3
Georgia	6.1

Revenue Sources (% of Fund's net assets)
General Obligations	30.4
Health Care	22.8
Education	13.4
Water & Sewer	7.2
Special Tax	5.8
Electric Utilities	5.4
Others* (Individually Less Than 5%)	15.0
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 91.5%
	Principal Amount (a)	Value ($)
Alabama - 1.6%
Black Belt Energy Gas District Bonds Series 2022 F, 5.5%, tender 12/1/28 (b)	100,000	106,432
Southeast Energy Auth. Coop. Dis Bonds (Proj. No. 6) Series 2023 B, 5%, tender 6/1/30 (b)	110,000	116,759
Southeast Energy Auth. Rev. Bonds Series 2022 A1, 5.5%, tender 12/1/29 (b)	100,000	108,411
TOTAL ALABAMA		331,602
Arizona - 3.1%
Arizona Indl. Dev. Auth. Rev. Series 2019 2, 3.625% 5/20/33	92,317	86,569
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.) Series 2007, 4.1%, tender 6/15/28 (b)(c)	120,000	121,355
Goodyear Ariz Series 2016, 3% 7/1/37	25,000	23,306
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	195,000	213,793
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007 1, 5% 12/1/32	170,000	181,758
TOTAL ARIZONA		626,781
California - 14.1%
California Edl. Facilities Auth. Rev. Series T1, 5% 3/15/39	30,000	37,421
California Gen. Oblig. Series 2023, 5% 9/1/30	1,000,000	1,157,724
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	95,755	90,223
California Infrastructure and Econ. Dev. Bank Rev. Series 2017, 5% 5/15/47	25,000	26,523
California Muni. Fin. Auth. Rev.:
(Pomona College Proj.) Series 2017, 5% 1/1/33 (Pre-Refunded to 1/1/28 @ 100)	25,000	27,465
Series 2017 A, 3.5% 6/1/34	10,000	9,959
Series 2018:
5% 10/1/25	15,000	15,333
5% 10/1/35	5,000	5,283
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds Series 2023 A, 4.375%, tender 9/1/33 (b)(c)	120,000	125,181
California Statewide Cmntys. Dev. Auth. Rev. Series 2016, 5% 10/1/33	20,000	20,694
Elk Grove Unified School Distr. Ctfs. of Prtn. (Cap. Facilities Proj.) Series 2016, 3% 2/1/34	15,000	14,752
Fontana Unified School District Gen. Oblig. Series 2008, 0% 8/1/30 (Assured Guaranty Muni. Corp. Insured)	125,000	101,560
Los Angeles Dept. of Wtr. & Pwr. Wtrwks. Rev.:
Series 2017 A, 5% 7/1/32	10,000	10,728
Series 2020 A, 5% 7/1/40	400,000	451,681
Series 2020 B, 4% 7/1/29	55,000	59,730
Poway Unified School District:
Series 2009, 0% 8/1/31	110,000	87,453
Series B, 0% 8/1/39	100,000	55,813
San Diego Unified School District:
(Convention Ctr. Proj.) Series 2012, 0% 7/1/45	10,000	4,191
Series 2010 C, 0% 7/1/44	100,000	44,095
San Jose Evergreen Cmnty. College District Series 2016 B, 3% 9/1/36	20,000	18,947
San Mateo County Joint Powers Fing. Auth. Series 2021 A1, 3% 6/15/46	25,000	20,652
Sanger Unified School District Series 2018 C, 3% 8/1/48	200,000	160,647
Santa Clara County Fing. Auth. Lease Rev. Series 2019 A, 3% 5/1/37	300,000	282,785
Univ. of California Revs. Series 2020 BE, 5% 5/15/42	10,000	11,138
TOTAL CALIFORNIA		2,839,978
Colorado - 1.2%
Colorado Ctfs. of Prtn. Series 2020 A, 4% 12/15/38	10,000	10,337
Colorado Health Facilities Auth. Rev. Bonds:
Series 2019 A1, 5% 8/1/36	15,000	16,060
Series 2019 A2:
5% 8/1/33	125,000	135,458
5% 8/1/39	10,000	10,559
Series 2021 A, 3% 11/15/51	100,000	75,809
TOTAL COLORADO		248,223
Connecticut - 4.2%
Connecticut Gen. Oblig.:
Series 2019 A, 5% 4/15/33	30,000	33,492
Series 2021 B, 4% 6/1/34	10,000	10,805
Series 2021 D, 5% 7/15/28	75,000	82,569
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds Series 2010 A3, 2.95%, tender 7/1/27 (b)(d)	150,000	150,288
Series 2017 R, 3.25% 7/1/35	125,000	122,151
Series 2022 M, 4% 7/1/52	50,000	47,048
Connecticut Hsg. Fin. Auth. Series 2021 D1, 5% 11/15/28	25,000	27,171
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2016 A, 5% 9/1/28	150,000	158,087
Series 2021 A, 4% 5/1/36	130,000	137,910
Series A, 5% 5/1/29	15,000	16,778
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev. Series 32 B, 5% 8/1/32	25,000	26,368
Univ. of Connecticut Gen. Oblig. Series 2016 A, 3% 3/15/34	15,000	14,319
Univ. of Connecticut Rev. Series 2018 A, 3.625% 11/15/36	30,000	29,755
TOTAL CONNECTICUT		856,741
District Of Columbia - 0.1%
District of Columbia Univ. Rev. Series 2017, 5% 4/1/33	10,000	10,532
Florida - 4.2%
Broward County School Board Ctfs. of Prtn.:
Series 2015 A, 5% 7/1/26	30,000	30,773
Series 2020 A, 5% 7/1/33	30,000	33,898
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 5% 8/15/34	195,000	205,725
Florida Higher Edl. Facilities Fing. Auth. (Rollins College Proj.) Series 2020 A, 3% 12/1/48	50,000	39,068
Hernando County School Board Ctfs. (School Board of Hernando County, Florida Master Lease Prog.) Series 2016 A, 3% 7/1/35 (Assured Guaranty Muni. Corp. Insured)	45,000	42,800
Jacksonville Trans. Rev. Series 2015:
3.5% 10/1/36	30,000	29,771
3.5% 10/1/37	15,000	14,618
JEA Wtr. & Swr. Sys. Rev. Series 2017 A, 5% 10/1/29	25,000	27,031
Lakeland Hosp. Sys. Rev. Series 2016, 5% 11/15/29	15,000	15,667
Miami-Dade County Health Facilities Auth. Hosp. Rev. (Nicklaus Children's Hosp. Proj.) Series 2021 A, 5% 8/1/30	40,000	43,693
Miami-Dade County Wtr. & Swr. Rev. Series 2017 B, 5% 10/1/27	55,000	59,395
Palm Beach County Health Facilities Auth. Hosp. Rev. (Jupiter Med. Ctr. Proj.) Series 2022, 5% 11/1/35	150,000	161,940
Palm Beach County School Board Ctfs. of Prtn. Series 2021 A, 5% 8/1/38	130,000	145,977
TOTAL FLORIDA		850,356
Georgia - 4.1%
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.) Series 1995 4, 3.8%, tender 5/21/26 (b)	300,000	300,213
Fulton County Dev. Auth. Rev.:
Series 2019 A, 3% 7/1/44	175,000	136,308
Series 2019, 5% 6/15/44	15,000	15,871
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017, 4% 8/1/43	65,000	60,303
Main Street Natural Gas, Inc. Bonds Series 2021 A, 4%, tender 9/1/27 (b)	100,000	100,445
Private Colleges & Univs. Auth. Rev.:
Series 2016 B, 3% 10/1/43	125,000	102,980
Series 2019 A, 5% 9/1/39	100,000	108,962
TOTAL GEORGIA		825,082
Illinois - 7.3%
Illinois Fin. Auth. Series 2022 A:
5% 10/1/35	150,000	158,868
5% 8/15/47	70,000	74,673
Illinois Fin. Auth. Academic Facilities (Provident Group UIUC Properties LLC Univ. of Illinois at Urbana-Champaign Proj.) Series 2019 A:
5% 10/1/32	15,000	16,386
5% 10/1/38	300,000	316,025
Illinois Fin. Auth. Health Svcs. Facility Lease Rev. (Provident Group - UIC Surgery Ctr. LLC - Univ. of Illinois Health Svcs. Facility Proj.) Series 2020, 4% 10/1/55	100,000	87,682
Illinois Fin. Auth. Rev.:
(Presence Health Proj.) Series 2016 C, 5% 2/15/36	30,000	31,152
Series 2015 A, 5% 10/1/35	5,000	5,124
Series 2016 C, 4% 2/15/41	70,000	69,004
Series 2016, 3.125% 5/15/37	60,000	56,333
Illinois Gen. Oblig.:
Series 2016, 5% 1/1/35	110,000	112,682
Series 2017 C, 5% 11/1/29	125,000	133,460
Series 2021 A, 5% 3/1/46	50,000	52,922
Series 2023 D, 4% 7/1/37	200,000	201,308
Illinois Sales Tax Rev. Series 2024 A, 5% 6/15/26 (d)	150,000	156,370
TOTAL ILLINOIS		1,471,989
Indiana - 0.2%
Indiana Hsg. & Cmnty. Dev. Auth.:
Series 2021 B, Series 2021 B, 5% 1/1/28	15,000	16,078
Series A, 5% 7/1/28	25,000	26,990
TOTAL INDIANA		43,068
Iowa - 0.8%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2023 B, 5% 12/1/33 (c)	155,000	167,461
Kentucky - 1.0%
Ashland Med. Ctr. Rev. Series 2019:
3% 2/1/40 (Assured Guaranty Muni. Corp. Insured)	20,000	16,416
4% 2/1/33	50,000	50,613
Kentucky Bond Dev. Corp. Edl. Facilities Series 2021, 4% 6/1/35	20,000	20,621
Kentucky Econ. Dev. Fin. Auth. Hosp. Rev. Series 2017 A:
5% 6/1/26	20,000	20,372
5% 6/1/31	60,000	61,885
Kentucky State Property & Buildings Commission Rev. Series A, 5% 11/1/33	20,000	21,837
TOTAL KENTUCKY		191,744
Louisiana - 1.5%
Louisiana Pub. Facilities Auth. Hosp. Rev. Series 2020 A, 3% 6/1/50 (Assured Guaranty Muni. Corp. Insured)	415,000	305,675
Maine - 1.5%
Maine Health & Higher Edl. Facilities Auth. Rev.:
Series 2017 B:
5% 7/1/28	30,000	31,797
5% 7/1/29	10,000	10,580
Series 2018 A, 5% 7/1/30	250,000	267,513
TOTAL MAINE		309,890
Maryland - 0.4%
Baltimore Proj. Rev. (Wastewtr. Projs.) Series 2017 B, 5% 7/1/32	25,000	26,429
Maryland Dept. of Trans.:
Series 2016, 4% 9/1/27	10,000	10,479
Series 2020, 5% 10/1/33	10,000	11,532
Series 2021 A, 2% 10/1/34	10,000	8,429
Montgomery County Gen. Oblig. Ctfs. of Prtn. Series 2020 A, 5% 10/1/27	15,000	16,292
Univ. of Maryland Sys. Auxiliary Facility & Tuition Rev. Series 2016 A, 3% 4/1/35	15,000	14,544
TOTAL MARYLAND		87,705
Massachusetts - 9.9%
Arlington Gen. Oblig. Series 2021, 2% 9/15/35	100,000	83,142
Billerica Gen. Oblig. Series 2017, 3.25% 2/1/36	10,000	9,809
Foxborough Gen. Oblig. Series 2016, 3% 5/15/46	25,000	21,065
Lunenburg Gen. Oblig. Series 2015, 3.125% 1/15/39	25,000	23,584
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/35	45,000	52,145
Massachusetts Commonwealth Trans. Fund Rev. (Rail Enhancement & Accelerated Bridge Programs) Series 2019 A, 5% 6/1/49	215,000	227,599
Massachusetts Dev. Fin. Agcy. Rev.:
(Partners Healthcare Sys., Inc. Proj.) Series 2017 S, 5% 7/1/32	15,000	16,205
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	265,000	246,236
Bonds Series A1, 5%, tender 1/31/30 (b)	20,000	22,532
Series 2015 O1, 4% 7/1/45	50,000	48,172
Series 2016 I, 4% 7/1/36	75,000	73,151
Series 2018 L, 5% 10/1/33	35,000	36,794
Series 2020 A:
5% 10/15/29	30,000	34,313
5% 10/15/30	25,000	29,177
Series 2021 G, 4% 7/1/46	75,000	70,880
Massachusetts Gen. Oblig.:
Series 2017 A, 5% 4/1/36	15,000	15,914
Series 2017 D, 5% 7/1/27	25,000	27,007
Series 2020 D, 5% 7/1/48	10,000	10,699
Series D, 5% 7/1/45	340,000	367,776
Series E, 5% 11/1/45	375,000	407,038
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series A:
5% 8/15/34	5,000	5,741
5% 8/15/45	100,000	108,310
Univ. of Massachusetts Bldg. Auth. Rev. Series 2021 1, 5% 11/1/32	50,000	58,330
TOTAL MASSACHUSETTS		1,995,619
Michigan - 3.5%
Grand Rapids San. Swr. Sys. Rev.:
Series 2018, 5% 1/1/35	15,000	16,244
Series 2018, 5% 1/1/29	30,000	32,806
Great Lakes Wtr. Auth. Wtr. Supply Sys. Rev. Series 2020 B, 5% 7/1/45	430,000	460,586
Michigan Fin. Auth. Rev.:
(Kalamazoo College Proj.) Series 2018, 4% 12/1/47	50,000	47,229
Series 2016:
5% 11/15/26	20,000	20,921
5% 11/15/30	30,000	31,449
5% 11/15/34	15,000	15,668
Series 2019 A, 3% 12/1/49	40,000	30,846
Series 2022, 5% 12/1/32	25,000	25,209
Michigan Hosp. Fin. Auth. Rev. Series 2010 F4, 5% 11/15/47	10,000	10,485
Univ. of Michigan Rev. Series 2020 A, 5% 4/1/39	15,000	16,772
TOTAL MICHIGAN		708,215
Minnesota - 2.6%
Bemidji City Series 2017 A, 3% 2/1/34 (Assured Guaranty Muni. Corp. Insured)	10,000	9,659
Maple Grove Health Care Sys. Rev. Series 2017, 3.375% 5/1/33	50,000	47,926
Minneapolis Multi-family Rev. (Gateway Northeast Proj.) Series 2019, 2.46% 1/1/38	98,930	78,678
Minnesota Agric. & Econ. Dev. Board Rev. Series 2024, 5.25% 1/1/54 (d)	200,000	220,205
Minnesota Gen. Oblig. Series 2019 A, 5% 8/1/30	10,000	11,332
Minnesota Hsg. Fin. Agcy. Series B, 4% 8/1/36	15,000	15,247
Saint Cloud Health Care Rev. Series 2016 A, 3% 5/1/32	40,000	38,464
St. Paul Hsg. & Redev. Auth. Health Care Facilities Rev. Series 2017 A, 3.125% 11/15/32	105,000	100,955
TOTAL MINNESOTA		522,466
Nebraska - 0.9%
Central Plains Energy Proj. Rev. Bonds Series 2019, 4%, tender 8/1/25 (b)	50,000	50,191
Douglas County Hosp. Auth. #2 Health Facilities Rev. Series 2020 A, 5% 11/15/30	125,000	139,943
TOTAL NEBRASKA		190,134
New Hampshire - 0.3%
New Hampshire Health & Ed. Facilities Auth. Series 2023 B, 5.5% 11/1/31 (c)	50,000	56,100
New Jersey - 2.8%
Mercer County Gen. Oblig. Series 2021:
2% 2/15/32	115,000	102,347
2.375% 2/15/30	15,000	14,255
New Jersey Trans. Trust Fund Auth.:
Series 2018 A, 5% 12/15/32	100,000	109,234
Series 2021 A, 5% 6/15/33	95,000	108,995
Series 2022 A, 4% 6/15/39	50,000	51,147
Series 2022 BB, 5% 6/15/31	130,000	149,557
Series A, 0% 12/15/31	50,000	38,300
TOTAL NEW JERSEY		573,835
New York - 7.3%
Dorm. Auth. New York Univ. Rev. Series 2018 A, 5% 7/1/36	10,000	10,885
Dutchess County Local Dev. Corp. Rev. (Vassar College Proj.) Series 2020, 5% 7/1/45	60,000	63,880
Long Island Pwr. Auth. Elec. Sys. Rev.:
Series 2020 A:
5% 9/1/35	10,000	11,500
5% 9/1/38	170,000	191,094
Series 2021 A1, 4% 9/1/37	75,000	78,966
Monroe County Indl. Dev. Corp. (Univ. of Rochester Proj.):
Series 2017 A, 3.875% 7/1/42	15,000	14,593
Series 2017 D, 4% 7/1/43	45,000	45,234
New York Dorm. Auth. Rev.:
Series 2015 A, 3.75% 7/1/46	10,000	8,639
Series 2022 A:
5% 7/1/29	110,000	120,622
5% 7/1/34	200,000	220,116
New York Metropolitan Trans. Auth. Rev.:
Series 2017 C1:
5% 11/15/27	20,000	21,460
5% 11/15/29	50,000	53,990
5% 11/15/31	135,000	145,267
Series 2019 C, 5% 11/15/39	70,000	74,567
New York State Dorm. Auth.:
Series 2017 A, 5% 2/15/31	15,000	15,959
Series 2021 E, 3% 3/15/50	100,000	80,125
New York State Urban Dev. Corp. Series 2020 E, 4% 3/15/35	30,000	31,806
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	85,000	94,502
Saratoga County Cap. Resources Rev. (Skidmore College Proj.) Series 2020 A, 5% 7/1/45	90,000	96,987
Suffolk County Gen. Oblig. Series 2017 D, 4% 2/1/28 (Build America Mutual Assurance Insured)	100,000	105,117
TOTAL NEW YORK		1,485,309
North Carolina - 0.7%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds Series 2021 C, 5%, tender 12/1/28 (b)	25,000	27,322
Univ. of North Carolina at Chapel Hill Rev. Series 2021 B, 5% 12/1/38	100,000	115,713
TOTAL NORTH CAROLINA		143,035
Ohio - 0.9%
Allen County Hosp. Facilities Rev. (Mercy Health) Series 2017 A, 5% 8/1/29	10,000	10,783
Fairfield County Gen. Oblig. Series 2015, 3.5% 12/1/37	10,000	9,932
Forest Hills Local School District Series 2015, 3.25% 12/1/38	15,000	13,713
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013, 5% 2/15/48	50,000	45,679
Northeast Ohio Reg'l. Swr. District Wastewtr. Rev. Series 2019, 3% 11/15/33	20,000	19,837
Ohio Gen. Oblig. Series 2019 A, 5% 5/1/30	20,000	21,410
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/29	25,000	27,128
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg.-Backed Securities Prog.) Series 2022 A, 5% 3/1/30	15,000	16,507
Willoughby-Eastlake City School District Series 2016, 3.375% 12/1/36	20,000	19,316
TOTAL OHIO		184,305
Oklahoma - 0.1%
Oklahoma State Univ. Agricultural And Mechanical College Series 2020 A, 5% 9/1/32	15,000	17,193
Oregon - 2.2%
Medford Hosp. Facilities Auth. Rev. (Asante Projs.) Series 2020 A, 5% 8/15/38	15,000	16,181
Oregon Facilities Auth. Rev. Series 2022 B, 5% 6/1/30	140,000	155,157
Salem Hosp. Facility Auth. Rev. (Salem Health Projs.) Series 2019 A, 3% 5/15/49	350,000	264,928
TOTAL OREGON		436,266
Pennsylvania - 1.9%
Allegheny County Series 2020 C78, 3% 11/1/36	20,000	18,566
Allegheny County Higher Ed. Bldg. Auth. Series 2024 A, 5% 8/1/27	100,000	108,167
Bethlehem Area School District Series 2016 B, 3% 2/1/36	40,000	37,582
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
5% 7/15/27	45,000	47,151
5% 7/15/28	30,000	31,733
Lackawanna County Gen. Oblig. Series 2017, 3.375% 9/1/35	70,000	68,731
Montgomery County Higher Ed. & Health Auth. Rev. Series 2019, 5% 9/1/31	10,000	10,875
Penn Hills School District Series 2020, 3% 10/1/37	75,000	68,019
TOTAL PENNSYLVANIA		390,824
South Carolina - 0.2%
Greenwood Fifty School Facilities Installment (Greenwood School District No. 50, South Carolina Proect) Series 2016, 3% 12/1/30	45,000	43,971
Tennessee - 0.6%
Knox County Health Edl. & Hsg. Facilities Board Rev. Series 2017, 5% 4/1/27	25,000	26,017
Shelby County Health Edl. & Hsg. Facilities Board Rev. Series 2017 A, 3.375% 5/1/32	95,000	94,636
TOTAL TENNESSEE		120,653
Texas - 2.8%
Joya Independent School District Series 2013, 3% 2/15/36	10,000	9,403
Alvin Independent School District Series 2016 A, 5% 2/15/28	20,000	20,863
Collin County Series 2019, 3.25% 2/15/37	150,000	139,222
Cypress-Fairbanks Independent School District Series 2016, 5% 2/15/25	15,000	15,314
Denton County Gen. Oblig. Series 2016, 3% 7/15/34	50,000	46,409
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. Series 2016, 3% 11/15/32	135,000	126,983
Houston City of Higher Ed. Fin. Corp. (Houston Baptist Univ. Proj.) Series 2021, 3.375% 10/1/37	20,000	16,745
North Texas Tollway Auth. Rev. Series 2021 B, 3% 1/1/46	25,000	20,027
San Antonio Wtr. Sys. Rev.:
Series 2018 A, 5% 5/15/33	15,000	16,292
Series 2020 A, 5% 5/15/27	10,000	10,719
Univ. of Houston Univ. Revs.:
Series 2017 C, 3.125% 2/15/36	70,000	66,753
Series 2021 A, 2% 2/15/33	35,000	30,806
Wichita Falls Independent School District Series 2021, 4% 2/1/28	50,000	52,345
TOTAL TEXAS		571,881
Utah - 0.2%
Utah County Hosp. Rev. Series 2016 B, 3% 5/15/47	40,000	32,190
Virginia - 2.5%
Virginia College Bldg. Auth. Edl. Facilities Rev. (21st Century College and Equip. Progs.):
Series 2017 E, 5% 2/1/31	10,000	10,934
Series 2021 A, 3% 2/1/39	20,000	17,766
Virginia Commonwealth Trans. Board Rev.:
(Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/29	60,000	65,075
(Virginia Gen. Oblig.) Series 2017 A, 5% 5/15/27	20,000	21,516
Series 2019, 3% 5/15/33	225,000	222,212
Virginia Commonwealth Univ. Health Sys. Auth. Series 2017 A, 5% 7/1/28	5,000	5,344
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2019 A, 4% 8/1/36	150,000	156,291
TOTAL VIRGINIA		499,138
Washington - 4.3%
Energy Northwest Elec. Rev. Series 2020 A, 5% 7/1/34	100,000	113,995
King County Wash Hsg. Auth. Afford (Kirkland Heights Proj.) Series 2023 A3, 4.625% 1/1/41	120,000	125,523
Washington Gen. Oblig.:
Series 2016 D, 5% 2/1/28	130,000	135,464
Series 2018 A, 5% 8/1/27	50,000	54,049
Series 2018 C, 5% 8/1/30	30,000	32,215
Series 2020 A, 5% 8/1/27	60,000	64,858
Series 2020 C, 5% 2/1/37	10,000	11,178
Series 2021 A, 5% 8/1/43	85,000	93,001
Series 2022 A, 5% 8/1/42	40,000	44,592
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B, 5% 7/1/27	25,000	25,717
(Providence Health Systems Proj.) Series 2018 B, 5% 10/1/33	40,000	42,383
Series 2017 A, 4% 7/1/37	130,000	123,411
TOTAL WASHINGTON		866,386
West Virginia - 0.5%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2016 A, 3.25% 6/1/39	100,000	91,842
Wisconsin - 2.0%
Sun Prairie Area School District Series 2017, 3.5% 3/1/37	20,000	19,546
Wisconsin Health & Edl. Facilities:
Series 2013 B2, 4% 11/15/43	60,000	59,072
Series 2016 A, 3.5% 2/15/46	330,000	258,259
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2021, 5% 8/15/35	50,000	54,862
Wisconsin St Gen. Fund Annual Appropriation Series 2019 A, 5% 5/1/26 (Escrowed to Maturity)	15,000	15,745
TOTAL WISCONSIN		407,484
TOTAL MUNICIPAL BONDS (Cost $17,865,179)		18,503,673

Municipal Notes - 4.0%
	Principal Amount (a)	Value ($)
Georgia - 2.0%
Bartow County Dev. Auth. (Georgia Pwr. Co. Plant Bowen Proj.) Series 2022, 4.2% 2/1/24, VRDN (b)(c)	400,000	400,000
Kentucky - 2.0%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 4.56% 2/1/24, VRDN (b)(c)	200,000	200,000
Series 2020 B1, 4.56% 2/1/24, VRDN (b)(c)	200,000	200,000
TOTAL KENTUCKY		400,000
TOTAL MUNICIPAL NOTES (Cost $800,000)		800,000

Money Market Funds - 5.5%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.36% (e)(f) (Cost $1,119,002)	1,118,776	1,119,112

TOTAL INVESTMENT IN SECURITIES - 101.0% (Cost $19,784,181)	20,422,785
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(207,696)
NET ASSETS - 100.0%	20,215,089

Security Type Abbreviations
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(e)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.36%	232,000	5,846,000	4,959,000	18,412	-	112	1,119,112	0.0%
Total	232,000	5,846,000	4,959,000	18,412	-	112	1,119,112

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.
Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	19,303,673	-	19,303,673	-

Money Market Funds	1,119,112	1,119,112	-	-
Total Investments in Securities:	20,422,785	1,119,112	19,303,673	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $18,665,179)	$19,303,673
Fidelity Central Funds (cost $1,119,002)	1,119,112

Total Investment in Securities (cost $19,784,181)		$20,422,785
Cash		181,778
Receivable for investments sold		165
Receivable for fund shares sold		20,020
Interest receivable		183,055
Distributions receivable from Fidelity Central Funds		2,859
Prepaid expenses		9
Receivable from investment adviser for expense reductions		5,507
Other receivables		57
Total assets		20,816,235
Liabilities
Payable for investments purchased on a delayed delivery basis	$523,825
Distributions payable	23,267
Accrued management fee	5,666
Audit fee payable	46,102
Other payables and accrued expenses	2,286
Total Liabilities		601,146
Net Assets		$20,215,089
Net Assets consist of:
Paid in capital		$19,561,833
Total accumulated earnings (loss)		653,256
Net Assets		$20,215,089
Net Asset Value, offering price and redemption price per share ($20,215,089 ÷ 1,975,775 shares)		$10.23
Statement of Operations
		Year ended January 31, 2024
Investment Income
Interest		$465,568
Income from Fidelity Central Funds		18,412
Total Income		483,980
Expenses
Management fee	$46,320
Transfer agent fees	17
Custodian fees and expenses	3,410
Independent trustees' fees and expenses	41
Registration fees	25,798
Audit	57,170
Legal	30
Miscellaneous	41
Total expenses before reductions	132,827
Expense reductions	(85,199)
Total expenses after reductions		47,628
Net Investment income (loss)		436,352
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	6,726
Total net realized gain (loss)		6,726
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	485,267
Fidelity Central Funds	110
Total change in net unrealized appreciation (depreciation)		485,377
Net gain (loss)		492,103
Net increase (decrease) in net assets resulting from operations		$928,455
Statement of Changes in Net Assets

	Year ended January 31, 2024	For the period April 13, 2022 (commencement of operations) through January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$436,352	$223,541
Net realized gain (loss)	6,726	139
Change in net unrealized appreciation (depreciation)	485,377	153,227
Net increase (decrease) in net assets resulting from operations	928,455	376,907
Distributions to shareholders	(428,831)	(223,275)

Share transactions
Proceeds from sales of shares	9,011,427	11,106,399
Reinvestment of distributions	326,849	219,718
Cost of shares redeemed	(1,088,890)	(13,670)

Net increase (decrease) in net assets resulting from share transactions	8,249,386	11,312,447
Total increase (decrease) in net assets	8,749,010	11,466,079

Net Assets
Beginning of period	11,466,079	-
End of period	$20,215,089	$11,466,079

Other Information
Shares
Sold	923,173	1,111,389
Issued in reinvestment of distributions	33,010	22,288
Redeemed	(112,714)	(1,371)
Net increase (decrease)	843,469	1,132,306

Financial Highlights
Fidelity® SAI Sustainable Municipal Income Fund

Years ended January 31,	2024	2023 A
Selected Per-Share Data
Net asset value, beginning of period	$10.13	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.323	.218
Net realized and unrealized gain (loss)	.092	.130
Total from investment operations	.415	.348
Distributions from net investment income	(.310)	(.218)
Distributions from net realized gain	(.005)	-
Total distributions	(.315)	(.218)
Net asset value, end of period	$10.23	$10.13
Total Return D,E	4.25%	3.56%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.99%	1.18% H,I
Expenses net of fee waivers, if any	.36%	.36% H
Expenses net of all reductions	.36%	.35% H
Net investment income (loss)	3.26%	2.74% H
Supplemental Data
Net assets, end of period (000 omitted)	$20,215	$11,466
Portfolio turnover rate J	2%	-% H

AFor the period April 13, 2022 (commencement of operations) through January 31, 2023.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAnnualized.

IAudit fees are not annualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity SAI Sustainable Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$737,999
Gross unrealized depreciation	(82,877)
Net unrealized appreciation (depreciation)	$655,122
Tax Cost	$19,767,663

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$655,122

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023A
Tax-exempt Income	$420,320	$223,275
Ordinary Income	8,511	-
Total	$428,831	$223,275

A For the period April 13, 2022 (commencement of operations) through January 31, 2023.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Sustainable Municipal Income Fund	8,025,868	297,204
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

During January 2024, the Board approved changes to the management fee effective March 1, 2024. The Fund will pay a monthly management fee that is based on an annual rate of .332% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Sustainable Municipal Income Fund	$17
7. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .36% of average net assets. This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $84,544.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $110.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $545.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
Fidelity SAI Sustainable Municipal Income Fund	53%
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Sustainable Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Sustainable Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of January 31, 2024, the related statement of operations for the year ended January 31, 2024, and the statement of changes in net assets and the financial highlights for the year ended January 31, 2024 and for the period April 13, 2022 (commencement of operations) through January 31, 2023, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, the results of its operations for the year ended January 31, 2024, and the changes in its net assets and the financial highlights for the year ended January 31, 2024 and for the period April 13, 2022 (commencement of operations) through January 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
March 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® SAI Sustainable Municipal Income Fund	.36%
Actual		$ 1,000	$ 1,045.40	$ 1.86
Hypothetical-B		$ 1,000	$ 1,023.39	$ 1.84

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 3.84% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Sustainable Municipal Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds and experience of investment personnel, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, training, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds over different time periods and discussed with the Investment Advisers the reasons for such underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for 2022 and below the competitive median of the asset size peer group for 2022. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for 2022 and below the competitive median of the total expense asset size peer group for 2022.
The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.
Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure that eliminates the existing group fee schedule and fixes the management fee rate at the sum of the individual fee rate and the lowest marginal contractual group fee rate under the current management contract. The Board noted that shareholders in the affected funds are not currently impacted by changes in the group fee rates due to other arrangements such as fund expense caps or managed account fee crediting. The Board considered that the Management Contract would result in the same or lower fees for the fund.
Sub-Advisory Contracts. In connection with the Management Contract changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.9904935.101
MNI-ANN-0324
Fidelity® SAI Conservative Income Municipal Bond Fund

Annual Report
January 31, 2024

Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.

Contents

Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Investment Summary January 31, 2024 (Unaudited)
Top Five States (% of Fund's net assets)

California	12.0
Texas	11.5
Alabama	6.2
Illinois	5.9
Other	5.8

Revenue Sources (% of Fund's net assets)
Synthetics	23.1
General Obligations	13.4
Industrial Development	10.6
Transportation	9.6
Resource Recovery	8.1
Electric Utilities	7.5
Health Care	6.3
Other*	5.7
Others (Individually Less Than 5%)	15.7
100.0

*Includes net other assets

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Maturity Diversification (% of Fund's Investments)
Days
1 - 7	41.7
8 - 30	1.6
31 - 60	5.9
61 - 90	1.5
91 - 180	6.9
> 180	42.4

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Municipal Bonds - 53.2%
	Principal Amount (a)	Value ($)
Alabama - 1.4%
Black Belt Energy Gas District:
Bonds Series 2022 D1, 4%, tender 6/1/27 (b)	2,055,000	2,063,509
Series 2022 C, 5.25% 6/1/24	55,000	55,240
Series 2022 C1:
5.25% 12/1/24	150,000	151,777
5.25% 12/1/25	195,000	200,292
5.25% 6/1/26	445,000	460,024
Series 2022 E:
5% 6/1/24	555,000	557,215
5% 6/1/25	580,000	589,211
5% 6/1/26	795,000	817,444
Series 2023 C:
5.5% 6/1/26	430,000	441,762
5.5% 6/1/27	140,000	145,351
Jefferson County Swr. Rev. Series 2024:
5% 10/1/24	115,000	116,352
5% 10/1/25	520,000	535,707
5% 10/1/26	310,000	325,229
5% 10/1/27	290,000	310,139
Mobile Indl. Dev. Board Poll. Cont. Rev. Bonds (Alabama Pwr. Co. Barry Plant Proj.):
Series 2007 C, 3.78%, tender 6/16/26 (b)	505,000	507,657
Series 2008, 3.65%, tender 1/10/25 (b)	3,865,000	3,865,938
Southeast Alabama Gas Supply District Bonds:
(Proj. No. 2) Series 2018 A, 4%, tender 6/1/24 (b)	3,615,000	3,616,165
Series 2018 A, 4%, tender 4/1/24 (b)	430,000	430,478
Southeast Energy Auth. Rev. (Proj. No. 2) Series 2021 B1:
4% 6/1/24	185,000	184,992
4% 6/1/25	225,000	225,392
TOTAL ALABAMA		15,599,874
Alaska - 0.1%
Alaska Int'l. Arpts. Revs. Series 2021 C, 5% 10/1/25 (c)	620,000	634,368
Arizona - 3.3%
Arizona Health Facilities Auth. Rev. (Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/24	365,000	370,024
Chandler Indl. Dev. Auth. Indl. Dev. Rev.:
(Intel Corp. Proj.) Series 2022 2, 5%, tender 9/1/27 (b)(c)	7,300,000	7,554,095
Bonds (Intel Corp. Proj.) Series 2019, 5%, tender 6/3/24 (b)(c)	17,675,000	17,718,968
Coconino County Poll. Cont. Corp. Rev. Bonds (Navada Pwr. Co. Projs.) Series 2017 A, 4.125%, tender 3/31/26 (b)(c)	940,000	944,137
Maricopa County Rev. Bonds:
Series 2023 A1, 5%, tender 5/15/26 (b)	1,370,000	1,422,373
Series C, 5%, tender 10/18/24 (b)	345,000	348,958
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2018:
5% 7/1/24 (c)	285,000	286,571
5% 7/1/25 (c)	1,460,000	1,491,007
Series 2019 B, 5% 7/1/25 (c)	1,500,000	1,531,856
Series 2023:
5% 7/1/24 (c)	330,000	331,819
5% 7/1/26 (c)	730,000	758,035
Phoenix Indl. Solid Waste Disp. Rev. Bonds (Republic Svc., Inc. Proj.) Series 2013, 4.9%, tender 2/1/24 (b)(c)	2,930,000	2,930,000
Yuma Pledged Rev. Series 2021, 4% 7/1/24	110,000	110,362
TOTAL ARIZONA		35,798,205
California - 4.6%
Anaheim Pub. Fing. Auth. Lease Rev. Series 1997, 0% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	3,645,000	3,464,971
California Health Facilities Fing. Auth. Rev. Bonds Series 2016 B2, 4%, tender 10/1/24 (b)	4,770,000	4,772,898
California Muni. Fin. Auth. Envir. Bonds (Aymium Williams Proj.) Series 2023, 4%, tender 6/26/24 (b)(c)(d)	2,555,000	2,553,381
California Muni. Fin. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2021 A, 4.7%, tender 4/1/24 (b)(c)	4,850,000	4,849,934
Series 2021 B, 4%, tender 7/15/24 (b)(c)	5,545,000	5,545,391
(Waste Mgmt., Inc. Proj.):
Series 2009 A, 1.3%, tender 2/3/25 (b)(d)	275,000	267,248
Series 2017 A, 4.25%, tender 12/2/24 (b)(c)	4,595,000	4,581,751
Series 2020, 4.5%, tender 3/1/24 (b)(c)	4,775,000	4,774,797
California Poll. Cont. Fing. Auth. Solid Waste Disp. Rev. Bonds (Republic Svcs. INC. Proj.) Series 2023, 4.25%, tender 2/15/24 (b)(c)(d)	6,965,000	6,963,314
California Pub. Works Board Lease Rev. (Various Cap. Projs.) Series 2022 C, 5% 8/1/24	700,000	706,790
Los Angeles Dept. Arpt. Rev.:
Series 2019 A, 5% 5/15/24 (c)	255,000	256,091
Series 2020 C, 5% 5/15/24 (c)	180,000	180,770
Series 2022 C:
5% 5/15/25 (c)	540,000	551,653
5% 5/15/26 (c)	1,310,000	1,357,183
Series 2022 G, 5% 5/15/25 (c)	365,000	372,877
Series 2023 A:
5% 5/15/24 (c)	255,000	256,091
5% 5/15/25 (c)	170,000	173,669
5% 5/15/26 (c)	295,000	305,625
Series B, 5% 5/15/24 (c)	390,000	391,668
Port of Oakland Rev. Series H, 5% 5/1/26 (c)	1,005,000	1,041,579
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Series 2019 B, 5% 7/1/24 (c)	180,000	181,029
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2017 D, 5% 5/1/24 (c)	365,000	366,339
Series 2019 H:
5% 5/1/24 (Escrowed to Maturity) (c)	200,000	200,709
5% 5/1/27 (c)	2,190,000	2,302,936
Series 2023 A:
5% 5/1/24 (c)	910,000	913,338
5% 5/1/25 (c)	550,000	561,466
5% 5/1/26 (c)	2,160,000	2,236,244
San Jose Int. Arpt. Rev. Series 2021 B, 5% 3/1/25	135,000	138,199
TOTAL CALIFORNIA		50,267,941
Colorado - 1.0%
Colorado Health Facilities Auth. Rev. Bonds:
Series 2016 B, 5% 11/15/27	2,370,000	2,485,237
Series 2022 A:
5% 11/1/24	155,000	156,443
5% 11/1/25	145,000	148,461
Colorado Univ. Co. Hosp. Auth. Rev. Bonds Series 2019 C, 5%, tender 11/15/24 (b)	255,000	256,010
Denver City & County Arpt. Rev.:
Series 2017 A, 5% 11/15/24 (c)	300,000	303,306
Series 2018 A, 5% 12/1/27 (c)	1,625,000	1,725,177
Series 2022 A:
5% 11/15/24 (c)	365,000	369,022
5% 11/15/25 (c)	995,000	1,022,703
Series 2022 D:
5% 11/15/25 (c)	1,460,000	1,500,650
5.25% 11/15/26 (c)	1,820,000	1,914,835
Maiker Hsg. Partners Colo Multi Bonds Series 2023, 4.5%, tender 5/1/26 (b)	1,158,000	1,158,993
TOTAL COLORADO		11,040,837
Connecticut - 2.0%
Connecticut Gen. Oblig.:
Series 2013 A, 5.54% 3/1/25 (b)	390,000	391,850
Series 2016 B, 5% 5/15/25	185,000	189,746
Series 2021 D, 5% 7/15/24	640,000	645,477
Series A, 3% 4/15/24	180,000	179,871
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
Series 1999 U2, 1.1%, tender 2/11/25 (b)	1,315,000	1,278,915
Series 2010 A3:
0.25%, tender 2/9/24 (b)	4,305,000	4,300,972
2.95%, tender 7/1/27 (b)(e)	1,600,000	1,603,071
Series 2010 A4, 1.1%, tender 2/11/25 (b)	3,300,000	3,209,445
Series 2014 B, 1.8%, tender 7/1/24 (b)	355,000	351,506
Series 2017 B2, 3.2%, tender 7/1/26 (b)	1,135,000	1,142,078
Series 2017 C2, 2.8%, tender 2/3/26 (b)	6,410,000	6,379,283
Series 2022 L, 5% 7/1/25	165,000	169,079
Connecticut Spl. Tax Oblig. Trans. Infrastructure Rev.:
Series 2015 A, 5% 8/1/26	365,000	376,401
Series 2021 A, 5% 5/1/26	465,000	487,590
Hartford Gen. Oblig. Series 2015 C, 5% 7/15/25 (Assured Guaranty Muni. Corp. Insured)	695,000	715,120
New Haven Gen. Oblig. Series 2023:
5% 8/1/24	220,000	221,483
5% 8/1/25	180,000	184,088
5% 8/1/26 (Build America Mutual Assurance Insured)	255,000	267,008
5% 8/1/27 (Build America Mutual Assurance Insured)	235,000	250,539
TOTAL CONNECTICUT		22,343,522
Delaware - 0.0%
Delaware Econ. Dev. Auth. Rev. Bonds (Delmarva Pwr. & Lt. Co. Proj.) Series A, 1.05%, tender 7/1/25 (b)	210,000	201,770
Delaware Trans. Auth. Grant Series 2020, 5% 9/1/24	310,000	313,525
TOTAL DELAWARE		515,295
District Of Columbia - 0.8%
District of Columbia Gen. Oblig. Series 2021 D, 4% 2/1/24	120,000	120,000
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2014 A, 5% 10/1/26 (c)	345,000	346,783
Series 2018 A, 5% 10/1/24 (c)	2,070,000	2,089,561
Series 2019 A:
5% 10/1/24 (c)	1,095,000	1,105,347
5% 10/1/26 (c)	610,000	636,309
Series 2020 A, 5% 10/1/24 (c)	2,625,000	2,649,805
Series 2022 A, 5% 10/1/24 (c)	475,000	479,489
Series 2023 A, 5% 10/1/26 (c)	715,000	745,837
Washington Metropolitan Area Transit Auth. Series 2023 A, 5% 7/15/25	365,000	376,040
TOTAL DISTRICT OF COLUMBIA		8,549,171
Florida - 2.4%
Broward County Arpt. Sys. Rev. Series 2017, 5% 10/1/24 (c)	180,000	181,417
Broward County Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.05%, tender 3/1/26 (b)	684,000	690,405
Broward County Port Facilities Rev. Series 2022, 5% 9/1/27 (c)	730,000	766,802
Broward County School Board Ctfs. of Prtn. Series 2022 A, 5% 7/1/25	580,000	596,366
Citizens Property Ins. Corp. Series 2015 A1, 5% 6/1/25 (Pre-Refunded to 12/1/24 @ 100)	1,715,000	1,740,726
Duval County School Board Ctfs. of Prtn. Series 2022 A:
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	1,020,000	1,048,066
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	1,785,000	1,874,304
Florida Dev. Fin. Corp. Healthcare Facility Rev. (Tampa Gen. Hosp. Proj.):
Series 2024 A:
5% 8/1/26 (e)	440,000	460,184
5% 8/1/27 (e)	1,000,000	1,064,146
Series 2024 B, 5% 8/1/25 (e)	435,000	445,954
Florida Hsg. Fin. Corp. Multi-family Mtg. Rev. Bonds:
Series 2023 B, 5%, tender 2/1/26 (b)	565,000	580,444
Series 2023 C, 5%, tender 12/1/25 (b)	405,000	414,577
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Series 2016 A, 5% 10/1/25 (Escrowed to Maturity) (c)	210,000	215,209
Hillsborough Co. Sldwst and Resource Receivables Series 2016 A, 5% 9/1/26 (c)	825,000	859,279
Hillsborough County Aviation Auth. Rev. Series 2022 A:
5% 10/1/24 (c)	1,665,000	1,680,734
5% 10/1/25 (c)	780,000	800,620
Jacksonville Spl. Rev. Series 2022 A:
5% 10/1/24	210,000	212,815
5% 10/1/25	165,000	170,991
Lee County Arpt. Rev. Series 2021 A, 5% 10/1/24 (c)	560,000	564,703
Lee County Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023 A, 3.55%, tender 8/1/27 (b)	912,000	909,870
Miami Dade County Hsg. Multifamily Hsg. Rev. Bonds:
Series 2023 B, 4.05%, tender 9/1/25 (b)	395,000	397,241
Series 2023:
3.55%, tender 1/1/26 (b)	1,755,000	1,750,947
5%, tender 9/1/25 (b)	1,390,000	1,416,476
5%, tender 9/1/25 (b)	760,000	776,118
5%, tender 10/1/25 (b)	2,330,000	2,391,977
Miami-Dade County Aviation Rev. Series 2012 A, 5% 10/1/24	325,000	325,457
Miami-Dade County Indl. Dev. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 5%, tender 11/1/24 (b)(c)	1,370,000	1,374,811
Okeechobee County Solid Waste Rev. Bonds (Waste Mgmt., Inc.-Okeechobee Landfill Proj.) Series 2004 A, 0.55%, tender 7/1/24 (b)	545,000	535,595
Orange County Health Facilities Auth. Bonds Series 2021 C, 5%, tender 11/15/26 (b)	1,045,000	1,097,676
Orlando Utils. Commission Util. Sys. Rev. Series 2013 A, 5% 10/1/24	180,000	182,318
Pasco County Tax Alloc Series 2023 A, 5.25% 9/1/25 (Assured Guaranty Muni. Corp. Insured)	90,000	92,797
Pasco County School Board Ctfs. of Prtn. Series 2022 A, 5% 8/1/26	380,000	399,017
Polk County Hsg. Fin. Auth. Multi-family Hsg. Rev. Bonds Series 2023, 4.15%, tender 6/1/26 (b)	844,000	856,676
TOTAL FLORIDA		26,874,718
Georgia - 0.8%
Atlanta Arpt. Rev. Series 2020 B, 5% 7/1/25 (c)	405,000	413,883
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994 4, 3.8%, tender 5/21/26 (b)	1,085,000	1,085,769
Series 2012, 2.875%, tender 8/19/25 (b)	1,305,000	1,280,077
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (b)	415,000	415,471
Georgia Muni. Elec. Auth. Pwr. Rev.:
Series 2021 A, 5% 1/1/25 (Assured Guaranty Muni. Corp. Insured)	75,000	76,180
Series 2022 A:
5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	120,000	120,706
5% 7/1/25 (Assured Guaranty Muni. Corp. Insured)	130,000	132,924
5% 7/1/26 (Assured Guaranty Muni. Corp. Insured)	135,000	141,561
Main Street Natural Gas, Inc.:
Bonds Series 2019 B, 4%, tender 12/2/24 (b)	1,070,000	1,071,732
Series 2022 A, 4% 12/1/25	460,000	459,176
Series 2023 B:
5% 9/1/25	130,000	131,977
5% 9/1/26	245,000	251,755
Series 2023 D:
5% 12/1/24	110,000	110,713
5% 12/1/25	200,000	203,309
5% 12/1/26	110,000	112,940
Series 2024 A1:
5% 3/1/25	195,000	196,857
5% 9/1/25	180,000	182,737
5% 3/1/26	250,000	255,247
5% 9/1/26	200,000	205,514
5% 3/1/27	400,000	412,516
5% 9/1/27	355,000	368,172
Monroe County Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Scherer Proj.) Series 2012, 3.875%, tender 3/6/26 (b)	990,000	992,138
TOTAL GEORGIA		8,621,354
Guam - 0.1%
Guam Pwr. Auth. Rev. Series 2022 A:
5% 10/1/24	450,000	453,072
5% 10/1/25	565,000	575,983
TOTAL GUAM		1,029,055
Hawaii - 0.2%
Honolulu City & County Multi-family housing Rev. Bonds Series 2023, 5%, tender 6/1/26 (b)	2,000,000	2,070,036
Illinois - 4.5%
Chicago Midway Arpt. Rev. Series 2023, 5% 1/1/27 (Build America Mutual Assurance Insured) (c)	365,000	380,980
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2022 A, 5% 1/1/25 (c)	400,000	404,775
Series 2022 C:
5% 1/1/25 (c)	820,000	829,790
5% 1/1/26 (c)	440,000	452,309
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2021, 5% 6/1/24	230,000	230,956
Chicago Wtr. Rev.:
Series 2017 2, 5% 11/1/24	365,000	369,072
Series 2023 B:
5% 11/1/24	745,000	753,312
5% 11/1/25	415,000	426,967
Cook County Gen. Oblig.:
Series 2021 A, 5% 11/15/24	165,000	167,139
Series 2022 A:
5% 11/15/24	2,235,000	2,263,979
5% 11/15/25	1,605,000	1,656,736
Cook County Sales Tax Rev. Series 2022 A, 5% 11/15/25	245,000	253,329
Illinois Dev. Fin. Auth. Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.) Series 2019, 5%, tender 11/1/24 (b)(c)	4,760,000	4,776,715
Illinois Fin. Auth. Series 2022 A, 5% 10/1/24	60,000	60,159
Illinois Fin. Auth. Rev. Series 2016, 5% 7/1/27	2,030,000	2,112,093
Illinois Gen. Oblig.:
Series 2016, 5% 11/1/24	290,000	293,364
Series 2017 D:
5% 11/1/24	9,650,000	9,761,948
5% 11/1/26	530,000	555,844
5% 11/1/27	540,000	575,643
Series 2019 B, 5% 9/1/25	215,000	220,727
Series 2022 A, 5% 3/1/25	755,000	768,118
Series 2022 B:
5% 3/1/24	1,495,000	1,496,697
5% 3/1/25	5,930,000	6,033,036
5% 3/1/26	2,405,000	2,490,040
Series 2023 C, 5% 5/1/26	1,460,000	1,516,355
Series 2023 D, 5% 7/1/25	4,580,000	4,687,464
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Bonds Series 2023:
4%, tender 6/1/25 (b)	1,072,000	1,075,802
5%, tender 2/1/26 (b)	512,000	524,902
5%, tender 2/1/26 (b)	554,000	567,960
Illinois Sales Tax Rev.:
Series 2021 A, 4% 6/15/24	1,165,000	1,168,246
Series 2021 C, 5% 6/15/25	100,000	102,443
McHenry County Conservation District Gen. Oblig. Series 2014, 5% 2/1/25	730,000	743,359
Metropolitan Pier & Exposition:
Series 2010 B1, 0% 6/15/26 (Assured Guaranty Muni. Corp. Insured)	410,000	378,030
Series 2022 A, 3% 6/15/24	680,000	676,975
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/24 (Escrowed to Maturity)	560,000	563,255
5% 6/1/26 (Escrowed to Maturity)	365,000	382,629
Univ. of Illinois Rev. Series 2023, 5% 10/1/27	145,000	154,550
TOTAL ILLINOIS		49,875,698
Indiana - 0.8%
Indianapolis Local Pub. Impt.:
(Indianapolis Arpt. Auth. Proj.) Series 2019 D, 5% 1/1/25 (c)	2,100,000	2,124,693
Indianapolis Arpt. Auth. Proj. Series 2019 D, 5% 1/1/26 (c)	1,740,000	1,786,727
Series 2016, 5% 1/1/26 (c)	730,000	749,604
Series 2022 G2:
5% 1/1/25 (c)	30,000	30,353
5% 1/1/26 (c)	150,000	154,028
Indianapolis Local Pub. Impt. Bond Bank (Indianapolis Arpt. Auth. Proj.) Series 2023 I2:
5% 1/1/25 (c)	625,000	632,349
5% 1/1/26 (c)	385,000	395,339
5% 1/1/27 (c)	765,000	799,573
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2017, 5%, tender 11/1/24 (b)(c)	2,240,000	2,252,410
TOTAL INDIANA		8,925,076
Iowa - 0.0%
Iowa Student Ln. Liquidity Corp. Student Ln. Rev.:
Series 2015 A, 5% 12/1/24 (c)	180,000	181,666
Series 2023 B, 5% 12/1/26 (c)	220,000	227,549
TOTAL IOWA		409,215
Kansas - 0.0%
Olathe Gen. Oblig. Series 2017 230, 2.5% 10/1/27	410,000	393,895
Kentucky - 0.8%
Kentucky Asset/Liability Commission Gen. Fund Rev. Series 2021 A, 5% 11/1/24	365,000	369,613
Kentucky, Inc. Pub. Energy Bonds:
Series 2018 A, 4%, tender 3/15/24 (b)	1,450,000	1,451,916
Series C1, 4%, tender 6/1/25 (b)	1,850,000	1,852,892
Trimble County Envirl Facilities Re Bonds Series 2023, 4.7%, tender 6/1/27 (b)(c)	4,740,000	4,804,152
TOTAL KENTUCKY		8,478,573
Louisiana - 0.1%
St. John Baptist Parish Rev. Bonds (Marathon Oil Corp.) Series 2017, 4.05%, tender 7/1/26 (b)	1,040,000	1,029,608
Maine - 0.2%
Maine Hsg. Auth. Mtg. Bonds Series 2023 B, 3.125%, tender 5/1/24 (b)	1,965,000	1,959,915
Maryland - 0.5%
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2023 D, 3.5% 1/1/26	2,760,000	2,759,697
Maryland Dept. of Trans. Series 2022 A, 5% 12/1/24	200,000	203,281
Maryland Health & Higher Edl. Bonds Series 2020, 5%, tender 7/1/25 (b)	1,005,000	1,019,536
Maryland Stadium Auth. Built to Learn Rev. Series 2022 A:
5% 6/1/24	265,000	266,531
5% 6/1/25	330,000	338,440
Maryland Trans. Auth. Passenger Facility Charge Rev. Series 2019, 5% 6/1/24 (c)	365,000	366,191
TOTAL MARYLAND		4,953,676
Massachusetts - 1.0%
Massachusetts Dev. Fin. Agcy. Rev.:
Series 2016 I, 5% 7/1/25	420,000	429,796
Series 2021 I, 5% 10/1/24	330,000	333,227
Massachusetts Edl. Fing. Auth. Rev.:
Series 2014 I, 5% 1/1/25 (c)	1,240,000	1,258,159
Series 2017 A, 5% 7/1/25 (c)	2,900,000	2,968,853
Series 2018 B, 5% 7/1/25 (c)	2,010,000	2,057,722
Series 2019 B, 5% 7/1/25 (c)	365,000	373,666
Series 2020 C, 5% 7/1/24 (c)	220,000	221,376
Series 2022 B:
5% 7/1/24 (c)	190,000	191,188
5% 7/1/25 (c)	1,120,000	1,146,592
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Series 2015 C, 5% 8/15/27	1,680,000	1,735,896
TOTAL MASSACHUSETTS		10,716,475
Michigan - 0.7%
Michigan Fin. Auth. Rev.:
(Detroit Reg'l. Convention Facility Auth. Local Proj.) Series 2014 H1, 5% 10/1/24	310,000	310,436
Series 2015 D1, 0.55% 10/15/24	620,000	607,203
Series 2022:
5% 4/15/25	1,085,000	1,107,892
5% 4/15/26	1,725,000	1,799,443
Michigan Gen. Oblig. Series 2016, 5% 3/15/24	255,000	255,576
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series 2022 A, 2.5% 6/1/25	445,000	435,891
Oakland Univ. Rev.:
Series 2022 A:
5% 3/1/24	65,000	65,086
5% 3/1/25	75,000	76,496
Series 2022 B:
5% 3/1/24	130,000	130,171
5% 3/1/25	430,000	438,575
Southfield Pub. Schools Series 2023:
5% 5/1/25	730,000	748,194
5% 5/1/26	850,000	890,536
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/26 (c)	325,000	330,263
Series 2017 E, 4% 12/1/25 (c)(d)	630,000	633,068
TOTAL MICHIGAN		7,828,830
Minnesota - 0.3%
Minneapolis & Saint Paul Metropolitan Arpts. Commission Arpt. Rev. Series 2022 B:
5% 1/1/25 (c)	500,000	506,284
5% 1/1/26 (c)	330,000	338,862
Minnesota Hsg. Fin. Agcy.:
Series 2022 A, 5% 8/1/24	330,000	332,957
Series 2022 B:
5% 8/1/24	420,000	423,763
5% 8/1/25	625,000	642,883
5% 8/1/26	620,000	651,333
Series H, 0.7% 7/1/24 (c)	75,000	73,726
Northern Muni. Pwr. Agcy. Elec. Sys. Rev. Series 2023:
5% 1/1/25	120,000	121,822
5% 1/1/26	135,000	139,588
5% 1/1/27	210,000	221,342
TOTAL MINNESOTA		3,452,560
Missouri - 0.1%
Kansas City Planned Indl. Expansion Bonds Series 2023, 5%, tender 7/1/27 (b)	877,000	913,618
Nebraska - 0.1%
Central Plains Energy Proj. Rev. Bonds Series 2019, 2.5%, tender 8/1/25 (b)	1,280,000	1,250,822
Nebraska Pub. Pwr. District Rev. Series 2017 B, 5% 1/1/25	235,000	239,122
TOTAL NEBRASKA		1,489,944
Nevada - 0.6%
Clark County Arpt. Rev. Series 2021 B, 5% 7/1/24 (c)	1,355,000	1,362,133
Clark County Poll. Cont. Rev. Bonds (Nevada Pwr. Co. Proj.) Series 2017, 3.75%, tender 3/31/26 (b)	525,000	524,231
Clark County School District:
Series 2015 C, 5% 6/15/27	655,000	680,531
Series 2016 F, 4% 6/15/24	180,000	180,112
Series 2020 A, 3% 6/15/25 (Assured Guaranty Muni. Corp. Insured)	180,000	179,748
Series 2021 C, 5% 6/15/25	1,780,000	1,827,026
Nevada Dept. of Bus. & Industry Bonds (Republic Svcs., Inc. Proj.) Series 2001, 4.5%, tender 6/3/24 (b)(c)(d)	1,600,000	1,600,115
TOTAL NEVADA		6,353,896
New Hampshire - 0.3%
Nat'l. Fin. Auth. Solid Bonds (Waste Mgmt., Inc. Proj.) Series 2019 A2, 2.15%, tender 7/1/24 (b)(c)	1,460,000	1,447,188
New Hampshire Health & Ed. Facilities Auth. Series 2023 B, 5.5% 11/1/26 (c)	110,000	115,762
New Hampshire St Hsg. Fin.:
Series 2023 3:
3.8% 7/1/26	390,000	392,750
3.85% 1/1/27	620,000	625,713
Series 2023 4:
3.625% 4/1/26	210,000	210,224
3.7% 1/1/27	675,000	675,171
TOTAL NEW HAMPSHIRE		3,466,808
New Jersey - 3.4%
Camden County Improvment Auth. Mult-Family Hsg. Bonds (Northgate I Apts. Proj.) Series 2024, 5%, tender 3/1/26 (b)	3,450,000	3,555,833
Harrison Township Series 2023, 5% 11/27/24	1,657,000	1,679,122
Millburn Township Board of Ed. Series 2023, 0.05% 8/15/25	420,000	398,071
New Jersey Econ. Dev. Auth.:
Series 2022 A:
5% 11/1/24	300,000	304,163
5% 11/1/25	365,000	377,665
Series 2023 RRR:
5% 3/1/25	2,570,000	2,622,909
5% 3/1/26	2,005,000	2,089,051
Series 2024 SSS, 5% 6/15/26 (e)	1,320,000	1,376,041
New Jersey Econ. Dev. Auth. Rev.:
Series 2015 XX:
4% 6/15/24	490,000	491,455
5% 6/15/24	1,310,000	1,318,653
Series 2019:
5.25% 9/1/24 (d)	4,630,000	4,685,631
5.25% 9/1/26 (d)	1,060,000	1,121,051
New Jersey Edl. Facility:
Series 2016 A, 5% 7/1/24	1,730,000	1,741,675
Series 2016 C, 5% 7/1/24 (Assured Guaranty Muni. Corp. Insured)	365,000	367,689
New Jersey Gen. Oblig.:
Series 2020 A:
5% 6/1/24	395,000	397,361
5% 6/1/25	1,715,000	1,760,902
Series 2021, 2% 6/1/25	580,000	567,932
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2016 1A, 5% 12/1/24 (c)	1,605,000	1,626,168
Series 2017 1A:
5% 12/1/24 (c)	545,000	552,188
5% 12/1/25 (c)	1,045,000	1,070,269
Series 2018 B, 5% 12/1/26 (c)	365,000	377,723
Series 2019 A, 5% 12/1/24	200,000	202,852
Series 2020, 5% 12/1/24 (c)	400,000	403,930
Series 2021 A, 5% 12/1/24 (c)	120,000	121,583
Series 2022 A:
5% 12/1/24 (c)	155,000	156,523
5% 12/1/25 (c)	200,000	204,836
Series 2022 B:
5% 12/1/24 (c)	645,000	650,969
5% 12/1/25 (c)	955,000	978,093
New Jersey Tobacco Settlement Fing. Corp. Series 2018 A:
5% 6/1/24	1,840,000	1,848,536
5% 6/1/25	910,000	928,504
5% 6/1/27	1,120,000	1,183,565
New Jersey Trans. Trust Fund Auth.:
Series 2006 C, 0% 12/15/24	60,000	58,101
Series 2008 A, 0% 12/15/25	890,000	832,685
Series 2010 A, 0% 12/15/25	385,000	360,206
Series 2016 A1, 5% 6/15/24	355,000	357,189
Series 2018 A, 5% 6/15/24	440,000	442,713
Series 2022 AA:
5% 6/15/24	395,000	397,609
5% 6/15/25	155,000	159,126
TOTAL NEW JERSEY		37,768,572
New Mexico - 0.2%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/25 (c)	2,080,000	2,133,462
5% 9/1/27 (c)	80,000	83,841
TOTAL NEW MEXICO		2,217,303
New York - 2.3%
East Hampton Union Free School District Series 2017, 2.1% 6/1/27	735,000	703,819
Long Island Pwr. Auth. Elec. Sys. Rev.:
Bonds Series 2019 B, 1.65%, tender 9/1/24 (b)	1,075,000	1,060,300
Series 2021, 1% 9/1/25	800,000	760,939
Monroe County Indl. Dev. Agcy. Bonds (Andrews Terrace Cmnty. Partners, L.P. Proj.) Series 2023 B1, 5%, tender 7/1/27 (b)	593,000	619,628
New York City Gen. Oblig. Bonds Series 2015 F4, 5%, tender 12/1/25 (f)	330,000	337,988
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds Series 2021 K2, 0.9%, tender 1/1/26 (b)	455,000	423,313
New York City Indl. Dev. Agcy. Rev. Series 2021 A, 5% 1/1/26 (Assured Guaranty Muni. Corp. Insured)	220,000	227,891
New York City Transitional Fin. Auth. Rev. Series 2015 C, 5% 11/1/27	1,095,000	1,121,503
New York Metropolitan Trans. Auth. Rev.:
Bonds:
Series 2019 A1, 5%, tender 11/15/24 (b)	8,655,000	8,703,567
Series 2020 A2, 5%, tender 5/15/24 (b)	935,000	936,595
Series 2015 C1, 5% 11/15/26	910,000	937,276
Series 2017 B, 5% 11/15/26	730,000	770,515
Series 2017 C1, 5% 11/15/25	380,000	392,758
New York State Hsg. Fin. Agcy. Rev. Bonds Series 2023 E2, 3.8%, tender 5/1/27 (b)	675,000	676,244
New York Trans. Dev. Corp.:
(Term. 4 JFK Int'l. Arpt. Proj.):
Series 2020 A, 5% 12/1/25 (c)	1,080,000	1,104,190
Series 2020 C, 5% 12/1/24	365,000	369,694
(Term. 4 John F. Kennedy Int'l. Arpt. Proj.) Series 2022, 5% 12/1/26 (c)	1,825,000	1,892,096
St. Lawrence County Indl. Dev. (St. Lawrence Univ. Proj.) Series 2022:
5% 7/1/25	150,000	153,813
5% 7/1/26	145,000	151,598
Syracuse Reg'l. Arpt. Auth. Series 2021, 5% 7/1/24 (c)	280,000	281,198
Tobacco Settlement Asset Securitization Corp. Series 2017 A, 5% 6/1/25	1,135,000	1,153,737
Triborough Bridge & Tunnel Auth. Bonds Series 2021 A2, 2%, tender 5/15/26 (b)	365,000	350,287
Westchester County Indl. Dev. Bonds (Armory Plaza Hsg., L.P. Proj.) Series 2023, 3.625%, tender 6/1/24 (b)	2,480,000	2,477,640
TOTAL NEW YORK		25,606,589
New York And New Jersey - 1.3%
Port Auth. of New York & New Jersey:
Series 188, 5% 5/1/24 (c)	725,000	727,659
Series 2013, 5% 7/15/25 (c)	370,000	370,499
Series 2014 186, 5% 10/15/26 (c)	1,905,000	1,919,638
Series 2016 195, 5% 10/1/25 (c)	705,000	724,560
Series 2018, 5% 9/15/25 (c)	2,670,000	2,741,847
Series 2020 221, 5% 7/15/25 (c)	730,000	747,361
Series 2023 242:
5% 12/1/24 (c)	465,000	470,942
5% 12/1/25 (c)	1,535,000	1,576,510
5% 12/1/26 (c)	3,155,000	3,296,073
Series 223:
5% 7/15/24 (c)	1,185,000	1,193,006
5% 7/15/25 (c)	190,000	194,519
TOTAL NEW YORK AND NEW JERSEY		13,962,614
North Carolina - 0.6%
Charlotte-Mecklenburg Hosp. Auth. Health Care Sys. Rev. Bonds:
Series 2018 C, 3.45%, tender 10/31/25 (b)	1,965,000	1,970,719
Series 2021 B, 5%, tender 12/2/24 (b)	920,000	931,498
Series 2023 D, 3.625%, tender 6/15/27 (b)	1,635,000	1,642,307
North Carolina Med. Care Commission Hosp. Rev. Bonds Series 2021 B, 5%, tender 2/1/26 (b)	1,450,000	1,499,547
TOTAL NORTH CAROLINA		6,044,071
Ohio - 0.8%
American Muni. Pwr., Inc. Rev. Series 2023 A:
5% 2/15/25	320,000	326,268
5% 2/15/26	1,795,000	1,864,174
5% 2/15/27	2,820,000	2,989,774
Columbus-Franklin County Fin. Auth. Bonds (Dering Family Homes Proj.) Series 2023, 5%, tender 2/1/27 (b)	765,000	792,210
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (b)	740,000	748,645
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/24	75,000	75,543
Northeast Ohio Med. Univ. Series 2022:
5% 12/1/24 (Build America Mutual Assurance Insured)	90,000	91,276
5% 12/1/25 (Build America Mutual Assurance Insured)	95,000	97,688
Ohio Higher Edl. Facility Commission Rev.:
(Xavier Univ. 2020 Proj.) Series 2020, 5% 5/1/26	400,000	417,830
Bonds (Case Western Reserve Univ. Proj.) Series 2019 C, 1.625%, tender 12/1/26 (b)	420,000	399,056
Ohio Tpk. Commission Tpk. Rev. (Infrastructure Projs.) Series 2022 A, 5% 2/15/25	670,000	684,226
TOTAL OHIO		8,486,690
Oklahoma - 0.4%
Oklahoma County Independent School District #89 Oklahoma City Series 2023 A, 3% 7/1/26	4,095,000	4,101,590
Oregon - 0.6%
Gilliam County Solid Waste Disp. Rev. Bonds (Waste Mgmt., Inc. Proj.):
Series 2000 A, 3.95%, tender 5/1/24 (b)(c)	1,915,000	1,909,415
Series 2003 A, 3.95%, tender 5/1/24 (b)(c)	1,825,000	1,822,031
Port of Portland Arpt. Rev.:
Series 2020 26B, 5% 7/1/26	685,000	706,852
Series 2022:
5% 7/1/24 (c)	730,000	734,053
5% 7/1/25 (c)	1,125,000	1,149,049
Series 24B, 5% 7/1/25 (c)	365,000	372,802
TOTAL OREGON		6,694,202
Pennsylvania - 5.1%
Allegheny County Arpt. Auth. Rev.:
Series 2021 A, 5% 1/1/27 (c)	375,000	390,254
Series 2023 A, 5% 1/1/27 (Assured Guaranty Muni. Corp. Insured) (c)	310,000	324,185
Geisinger Auth. Health Sys. Rev. Bonds Series 2020 B, 5%, tender 2/15/27 (b)	2,280,000	2,367,782
Pennsylvania Econ. Dev. Fing. Auth.:
Series 2021 A, 4% 10/15/24	310,000	311,636
Series 2022 A:
5% 2/15/25	60,000	61,114
5% 2/15/26	75,000	77,800
Pennsylvania Econ. Dev. Fing. Auth. Indl. Dev. Rev. Series 2016, 5% 3/15/24	455,000	455,868
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.):
Series 2019 A, 4%, tender 4/15/24 (b)(c)	510,000	510,015
Series 2019 B1, 4%, tender 4/15/24 (b)(c)	675,000	675,020
(Republic Svcs., Inc. Proj.):
Series 2014, 4.3%, tender 4/1/24 (b)(c)	8,240,000	8,237,842
Series 2019 B2, 4%, tender 7/15/24 (b)(c)	3,755,000	3,755,265
(Waste Mgmt., Inc. Proj.) Series 2013, 4.875%, tender 2/1/24 (b)(c)	7,770,000	7,770,000
(Waste Mgmt., Inc. Proj.):
Series 2017 A, 0.58%, tender 8/1/24 (b)(c)	800,000	783,605
Series 2021 A, SIFMA Municipal Swap Index + 0.400% 4.95%, tender 2/1/24 (b)(c)(g)	1,040,000	1,037,977
Series 2021 A2, 4.6%, tender 10/1/26 (b)(c)	9,115,000	9,197,760
Series 2011, 2.15%, tender 7/1/24 (b)(c)	310,000	305,351
Pennsylvania Gen. Oblig.:
Series 2019, 5% 7/15/26	1,150,000	1,212,240
Series 2023:
5% 9/1/26	4,640,000	4,905,884
5% 9/1/27	10,670,000	11,540,242
Pennsylvania Hsg. Fin. Agcy.:
Series 2021 135 B:
5% 4/1/24 (c)	85,000	85,133
5% 4/1/25 (c)	140,000	141,822
Series 2022 138:
5% 4/1/24	385,000	386,048
5% 10/1/24	720,000	727,277
5% 10/1/25	400,000	411,229
Philadelphia Arpt. Rev. Series 2021:
5% 7/1/24 (c)	345,000	346,689
5% 7/1/26 (c)	365,000	377,045
TOTAL PENNSYLVANIA		56,395,083
Rhode Island - 0.0%
Rhode Island Student Ln. Auth. Student Ln. Rev. Series 2018 A, 5% 12/1/25 (c)	320,000	327,738
South Carolina - 1.6%
Patriots Energy Group Fing. Agcy. Bonds Series 2018 A, 4%, tender 2/1/24 (b)	14,430,000	14,430,000
South Carolina Ports Auth. Ports Rev.:
Series 2015 (AMT), 5% 7/1/45 (Pre-Refunded to 7/1/25 @ 100) (c)	950,000	970,176
Series 2015:
5.25% 7/1/50 (Pre-Refunded to 7/1/25 @ 100) (c)	1,650,000	1,690,685
5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (c)	790,000	809,479
TOTAL SOUTH CAROLINA		17,900,340
South Dakota - 0.3%
South Dakota Health & Edl. Facilities Auth. Rev. Bonds Series 2019 A, 5%, tender 7/1/24 (b)	365,000	365,727
South Dakota Hsg. Dev. Auth. Bonds Series 2023 J, 3.875%, tender 12/12/24 (b)	2,675,000	2,684,699
TOTAL SOUTH DAKOTA		3,050,426
Tennessee - 0.8%
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2021 C, 1.875% 7/1/25 (c)	455,000	437,202
Metropolitan Gov Nashvle&David Ind. Bonds (Waste Mgmt., Inc. Proj.) Series 2001, 0.58%, tender 8/1/24 (b)(c)	330,000	323,237
Metropolitan Nashville Arpt. Auth. Rev. Series 2022 B:
5% 7/1/26 (c)	245,000	254,409
5% 7/1/27 (c)	375,000	395,169
Tennergy Corp. Gas Rev. Bonds Series 2019 A, 5%, tender 10/1/24 (b)	7,750,000	7,808,831
TOTAL TENNESSEE		9,218,848
Texas - 5.7%
Austin Arpt. Sys. Rev.:
Series 2019, 5% 11/15/24 (c)	500,000	504,231
Series 2022, 5% 11/15/25 (c)	695,000	710,347
Bexar County Gen. Oblig. Series 2014, 5% 6/15/25	670,000	675,336
Clear Creek Independent School District Bonds Series 2013 B, 3.6%, tender 8/15/25 (b)	530,000	533,438
Crandall Independent School District Series 2021 A, 0% 8/15/24	280,000	274,996
Cuero Independent School District Series 2017, 5% 8/15/26	715,000	753,207
Dallas Gen. Oblig.:
Series 2023 A, 5% 2/15/25	1,355,000	1,382,236
Series 2023, 5% 2/15/25	2,015,000	2,055,503
Series 2024 A:
5% 2/15/25	5,450,000	5,559,549
5% 2/15/26	5,450,000	5,683,073
5% 2/15/27	5,450,000	5,835,480
Dallas Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023:
5%, tender 12/1/25 (b)	857,000	878,489
5%, tender 3/1/26 (b)	1,069,000	1,093,090
5%, tender 7/1/27 (b)	1,138,000	1,185,836
Hays Consolidated Independent School District Series 2022:
5% 2/15/25	180,000	183,544
5% 2/15/26	255,000	266,111
Houston Convention and Entertainment Facilities Dept. Hotel Occupancy Tax and Spl. Rev. Series 2014, 5% 9/1/26	545,000	548,820
Houston Hsg. Fin. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 5%, tender 8/1/26 (b)	620,000	635,813
Houston Independent School District Bonds:
Series 2014 A2, 3.5%, tender 6/1/25 (b)	3,510,000	3,523,451
Series 2023 C, 4%, tender 6/1/25 (b)	2,930,000	2,960,150
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.):
Series 2015, 5% 5/15/24	435,000	437,111
Series 2018, 5% 5/15/24	765,000	768,712
Series 2020, 5% 5/15/25	210,000	215,066
Series 2020, 5% 5/15/24	350,000	351,698
Series 2022, 5% 5/15/24 (Assured Guaranty Muni. Corp. Insured)	595,000	597,887
Mission Econ. Dev. Corp. Solid Waste Disp. Rev. Bonds:
(Republic Svcs., Inc. Proj.) Series 2020 A, 4.9%, tender 2/1/24 (b)(c)	8,205,000	8,205,000
(Waste Mgmt., Inc. Proj.):
Series 2018, 0.000% x SIFMA Municipal Swap Index 4.925%, tender 2/1/24 (b)(c)(g)	2,495,000	2,484,096
Series 2020 A, 4.5%, tender 3/1/24 (b)(c)	300,000	299,987
North East Texas Independent School District Series 2015, 3% 8/1/27	625,000	621,914
North Texas Tollway Auth. Rev. Series 2021 B, 5% 1/1/26	420,000	435,939
Northside Independent School District Bonds Series 2023 B, 3%, tender 8/1/26 (b)	3,460,000	3,428,943
Port Arthur Independent School District Series 2015 A, 5% 2/15/25	225,000	229,777
Prosper Independent School District Bonds Series 2019 B, 4%, tender 8/15/26 (b)	605,000	614,744
San Antonio Elec. & Gas Sys. Rev.:
Bonds:
Series 2018, SIFMA Municipal Swap Index + 0.870% 5.42%, tender 12/1/25 (b)(g)	3,090,000	3,084,804
Series 2023, 3.65%, tender 12/1/26 (b)	500,000	502,468
Series 2022, 5% 2/1/26	330,000	343,682
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. Bonds (Baylor Scott & White Health Proj.) Series 2022 E, 5%, tender 5/15/26 (b)	1,545,000	1,598,699
Texas Affordable Hsg. Corp. Multi-family Hsg. Rev. Bonds Series 2023, 3.625%, tender 1/1/27 (b)	785,000	785,135
Texas Gen. Oblig. Series 2016, 5.5% 8/1/26 (c)	370,000	389,379
Texas Muni. Gas Acquisition & Supply Corp.:
Series 2023 A:
5.25% 1/1/25	320,000	323,210
5.25% 1/1/26	365,000	373,416
5.25% 1/1/27	465,000	481,626
Series 2023 B:
5.25% 1/1/25	220,000	222,207
5.25% 1/1/26	440,000	450,145
Travis County Hsg. Fin. Corp. Bonds Series 2023, 3.75%, tender 8/1/25 (b)	180,000	180,258
TOTAL TEXAS		62,668,603
Utah - 0.4%
Salt Lake City Arpt. Rev.:
Series 2018 A, 5% 7/1/24 (c)	1,000,000	1,005,429
Series 2021 A:
5% 7/1/24 (c)	365,000	366,982
5% 7/1/25 (c)	485,000	495,165
Series 2023 A:
5% 7/1/25 (c)	360,000	367,545
5% 7/1/26 (c)	365,000	378,330
5% 7/1/27 (c)	345,000	363,783
Utah County Hosp. Rev. Bonds:
Series 2018 B2, 5%, tender 8/1/24 (b)	355,000	355,277
Series 2020 B2, 5%, tender 8/1/26 (b)	900,000	937,094
TOTAL UTAH		4,269,605
Vermont - 0.1%
Vermont Student Assistant Corp. Ed. Ln. Rev. Series 2016 A, 5% 6/15/26 (c)	620,000	640,007
Virginia - 0.5%
Gloucester County Indl. Dev. Auth. Bonds Series 2003 A, 3.95%, tender 5/1/24 (b)(c)	630,000	628,618
Southampton County Indl. Bonds (PRTA-Virginia One, LLC Proj.) Series 2023, 4.875%, tender 12/12/24 (b)(c)	4,660,000	4,666,693
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (b)	685,000	676,037
TOTAL VIRGINIA		5,971,348
Washington - 1.4%
King County Swr. Rev. Bonds Series 2020 B, 0.875%, tender 1/1/26 (b)	1,965,000	1,822,254
Port of Seattle Rev.:
Series 2015 C, 5% 4/1/24 (c)	440,000	440,884
Series 2016 B, 5% 10/1/27 (c)	365,000	377,130
Series 2018 A, 5% 5/1/27 (c)	1,500,000	1,569,345
Series 2018 B:
5% 5/1/24 (c)	320,000	320,991
5% 5/1/26 (c)	3,225,000	3,329,645
Series 2019:
5% 4/1/24 (c)	275,000	275,552
5% 4/1/25 (c)	420,000	427,001
Series 2021 C, 5% 8/1/24 (c)	1,705,000	1,716,242
Series 2021, 5% 9/1/24 (c)	810,000	816,177
Series 2022 B:
5% 8/1/24 (c)	975,000	981,429
5% 8/1/25 (c)	915,000	935,378
5% 8/1/26 (c)	575,000	596,599
Seattle Hsg. Auth. Rev. (Juniper Apts. Proj.) Series 2023, 5% 6/1/27	440,000	457,029
Washington Hsg. Fin. Commission Multi-family Hsg. Rev. Bonds (Ardea At Totem Lake Apts. Proj.) Series 2023, 5%, tender 2/1/27 (b)	808,000	834,749
TOTAL WASHINGTON		14,900,405
West Virginia - 0.4%
West Virginia Econ. Dev. Auth. Solid Waste Disp. Facilities Rev. Bonds (Allegheny Metallurgical Proj.) Series 2023, 4.75%, tender 8/1/24 (b)(c)	4,015,000	4,023,602
Wisconsin - 0.6%
Milwaukee County Arpt. Rev.:
Series 2023 A:
5% 12/1/24 (c)	85,000	85,898
5% 12/1/26 (c)	290,000	303,447
Series 2023 B, 5% 12/1/24 (c)	600,000	606,338
Milwaukee Gen. Oblig. Series 2016, 2% 3/1/27	1,125,000	1,064,054
Pub. Fin. Auth. Health Care Sys. Rev. Series 2023 A, 5% 10/1/24	1,620,000	1,639,791
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2022:
5% 10/1/24	1,630,000	1,647,548
5% 10/1/25	335,000	344,954
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds:
Series 2021 C, 0.61%, tender 5/1/24 (b)	95,000	94,002
Series 2023 E, 3.875%, tender 5/1/27 (b)	690,000	691,486
TOTAL WISCONSIN		6,477,518
TOTAL MUNICIPAL BONDS (Cost $583,198,956)		584,317,317

Municipal Notes - 41.1%
	Principal Amount (a)	Value ($)
Alabama - 4.8%
Black Belt Energy Gas District Participating VRDN:
Series XF 30 73, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	7,185,000	7,185,000
Series XM 11 10, 4.85% 2/7/24 (Liquidity Facility Royal Bank of Canada) (b)(h)(i)	4,375,000	4,375,000
Series ZL 03 96, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	1,605,000	1,605,000
Series ZL 03 97, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	1,635,000	1,635,000
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 5.42% 2/7/24, VRDN (b)(c)	1,410,000	1,410,000
Health Care Auth. for Baptist Health Series 2013 B, 5.97% 2/7/24, VRDN (b)	1,678,000	1,678,000
Southeast Energy Auth. Rev. Participating VRDN:
Series XG 04 10, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	16,804,000	16,804,000
Series XM 10 62, 4.9% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	3,535,000	3,535,000
West Jefferson Indl. Dev. Board Solid Waste Disp. Rev. (Alabama Pwr. Co. Miller Plant Proj.) Series 2008, 4.05% 2/1/24, VRDN (b)(c)	14,800,000	14,800,000
TOTAL ALABAMA		53,027,000
Arizona - 1.0%
Arizona St Indl. Dev. Auth. Multi Participating VRDN Series XF 31 74, 4.92% 2/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	695,000	695,000
Maricopa County Poll. Cont. Rev. Series 2009 D, 4.75% 2/7/24, VRDN (b)	8,750,000	8,750,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater 91 57, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	1,094,031	1,094,031
TOTAL ARIZONA		10,539,031
Arkansas - 0.1%
Blytheville Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1998, 5.42% 2/7/24, VRDN (b)(c)	900,000	900,000
California - 7.4%
California Cmnty. Choice Fing. Auth. Clean Energy Proj. Rev. Participating VRDN Series XF 30 07, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	14,350,000	14,350,000
California Health Facilities Fing. Auth. Rev. Participating VRDN Series MS 3389, 4.95% 2/7/24 (Liquidity Facility Toronto-Dominion Bank) (b)(h)(i)	1,860,000	1,860,000
California Hsg. Fin. Agcy. Ltd. Obl Participating VRDN Series XF 31 27, 4.92% 2/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	1,010,000	1,010,000
California Statewide Cmntys. Dev. Auth. Multi-family Hsg. Rev. Participating VRDN:
Series MIZ 91 21, 4.3% 2/1/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	3,610,000	3,610,000
Series MIZ 91 22, 4.3% 2/1/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	7,559,756	7,559,756
Los Angeles Cmnty. Redev. Agcy. Multi-family Hsg. Rev. Participating VRDN:
Series 2022 MIZ 90 89, 4.3% 2/1/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	18,695,000	18,695,000
Series 2022 MIZ 90 90, 4.3% 2/1/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(c)(h)(i)	14,095,000	14,095,000
Mizuho Floater / Residual Trust V Participating VRDN:
Series Floater MIZ 90 97, 4.95% 2/7/24, LOC Mizuho Cap. Markets LLC (b)(h)(i)	1,059,387	1,059,387
Series Floater MIZ 91 62, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	660,000	660,000
San Diego County Reg'l. Arpt. Auth. Arpt. Rev. Participating VRDN Series XM 10 54, 4.85% 2/6/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	2,980,000	2,980,000
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev. Participating VRDN Series 2022 XF 30 51, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	840,000	840,000
San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	14,585,000	14,585,000
TOTAL CALIFORNIA		81,304,143
Colorado - 1.1%
Colorado Edl. & Cultural Facilities Auth. Rev. (Mesivta of Greater Los Angeles Proj.) Series 2005, 4.9% 2/7/24, LOC Deutsche Bank AG, VRDN (b)	530,000	530,000
Colorado Health Facilities Auth. Rev. Bonds Participating VRDN:
Series XM 10 59, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	920,000	920,000
Series XM 10 61, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	1,525,000	1,525,000
Denver City & County Arpt. Rev. Participating VRDN:
Series Floaters XM 07 15, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	7,470,000	7,470,000
Series XM 10 20, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	1,665,000	1,665,000
TOTAL COLORADO		12,110,000
Florida - 1.9%
Florida Ins. Assistance Interlo Series 2023 A2, 5.44% 2/7/24 (Liquidity Facility Florida Gen. Oblig.), VRDN (b)	8,460,000	8,460,000
Greater Orlando Aviation Auth. Arpt. Facilities Rev. Participating VRDN Series XM 10 93, 4.2% 2/1/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	4,240,000	4,240,000
Lee Memorial Health Sys. Hosp. Rev. Series 2019 B, 5.14% 2/7/24, VRDN (b)	7,255,000	7,255,000
Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	585,000	585,000
TOTAL FLORIDA		20,540,000
Georgia - 0.1%
Buford Hsg. Auth. Multifamily Participating VRDN Series XF 31 18, 4.92% 2/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	1,064,857	1,064,857
Hawaii - 0.4%
Hawaii Arpts. Sys. Rev. Participating VRDN:
Series XG 03 86, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	3,501,000	3,501,000
Series XM 10 55, 4.85% 2/6/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	1,165,000	1,165,000
TOTAL HAWAII		4,666,000
Illinois - 1.4%
Chicago O'Hare Int'l. Arpt. Rev. Participating VRDN:
Series XM 10 43, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	3,365,000	3,365,000
Series XM 10 78, 4.8% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	11,900,000	11,900,000
TOTAL ILLINOIS		15,265,000
Iowa - 0.7%
Louisa County Poll. Cont. Rev. Series 1994, 4.6% 2/7/24, VRDN (b)	8,000,000	8,000,000
Kentucky - 1.8%
Meade County Indl. Bldg. Rev. (Nucor Steel Brandenburg Proj.):
Series 2020 A1, 4.56% 2/1/24, VRDN (b)(c)	7,525,000	7,525,000
Series 2020 B1, 4.56% 2/1/24, VRDN (b)(c)	12,735,000	12,735,000
TOTAL KENTUCKY		20,260,000
Louisiana - 1.3%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.):
Series 2010 A1, 5.27% 2/7/24, VRDN (b)	14,015,000	14,015,000
Series 2010 B1, 4.95% 2/7/24, VRDN (b)	600,000	600,000
TOTAL LOUISIANA		14,615,000
Maryland - 0.3%
Baltimore County Gen. Oblig. Participating VRDN Series 2022 032, 4.9% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	1,175,000	1,175,000
Integrace Obligated Group Participating VRDN Series 2022 024, 4.9% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	2,515,000	2,515,000
TOTAL MARYLAND		3,690,000
Mississippi - 0.9%
Mississippi Bus. Fin. Corp. Mississippi Pwr. Co. Proj.) Series 2022, 4.1% 2/1/24, VRDN (b)(c)	3,100,000	3,100,000
Mississippi Bus. Fin. Corp. Solid Waste Disp. Rev. (Mississippi Pwr. Co. Proj.) Series 1998, 4.2% 2/1/24, VRDN (b)(c)	6,400,000	6,400,000
TOTAL MISSISSIPPI		9,500,000
Missouri - 0.5%
Kansas City Indl. Dev. Auth. Participating VRDN:
Series XL 03 3, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	3,500,000	3,500,000
Series XM 11 08, 4.2% 2/1/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	910,000	910,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 53, 5.6% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	1,130,499	1,130,499
TOTAL MISSOURI		5,540,499
Nebraska - 0.2%
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 5.42% 2/7/24, VRDN (b)(c)	2,100,000	2,100,000
New Jersey - 1.6%
Clifton Gen. Oblig. BAN Series 2023, 5% 11/26/24	136,000	137,776
Elmwood Park BAN Series 2023, 5% 10/9/24	1,825,000	1,842,305
Hazlet Township NJ BAN Series 2023, 5% 11/8/24	2,715,000	2,746,851
Manasquan N J BAN Series 2023, 5% 10/3/24	1,605,000	1,621,025
New Jersey Trans. Trust Fund Auth. Participating VRDN:
Series XL 04 50, 4.75% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	840,000	840,000
Series XM 09 29, 4.75% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	2,295,000	2,295,000
Series XM 10 47, 4.75% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	3,655,000	3,655,000
Ridgewood Gen. Oblig. BAN Series 2023 B, 5% 10/11/24	4,121,000	4,160,660
TOTAL NEW JERSEY		17,298,617
New Mexico - 0.1%
New Mexico St Hosp. Equip. Ln. Co. Participating VRDN Series 2022 034, 4.9% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	1,530,000	1,530,000
New York - 2.3%
Albany City School District BAN Series 2023 B, 4.75% 6/27/24	2,260,000	2,271,965
Liberty Dev. Corp. Rev. Participating VRDN Series MS 1207, 4.9% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(h)(i)	791,500	791,500
New York Metropolitan Trans. Auth. Rev. Participating VRDN:
Series XF 13 21, 4.87% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	1,450,000	1,450,000
Series XF 13 55, 4.87% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	2,555,000	2,555,000
Series XF 16 49, 4.87% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	2,570,000	2,570,000
New York State Hsg. Fin. Agcy. Rev. Participating VRDN Series Floater 2022 007, 5% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(c)(h)(i)	16,010,000	16,010,000
TOTAL NEW YORK		25,648,465
Ohio - 1.3%
Allen County Hosp. Facilities Rev. Series 2012 B, 4.95% 2/7/24 (Liquidity Facility Ohio Gen. Oblig.), VRDN (b)	2,115,000	2,115,000
Middletown Hosp. Facilities Rev. Participating VRDN Series Floaters 003, 4.85% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	5,390,000	5,390,000
Ohio Hosp. Rev.:
Series 2013 B, 5.08% 2/7/24, VRDN (b)	3,645,000	3,645,000
Series 2015 B, 5.08% 2/8/27, VRDN (b)	2,870,000	2,870,000
TOTAL OHIO		14,020,000
Oklahoma - 0.6%
Oklahoma Dev. Fin. Auth. Health Sys. Rev. Series 2020 B, 5.19% 2/8/27, VRDN (b)	5,325,000	5,325,000
Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	948,160	948,160
TOTAL OKLAHOMA		6,273,160
Pennsylvania - 0.7%
Montgomery County Higher Ed. & Health Auth. Rev. Series 2018 D, 5.2% 2/8/27, VRDN (b)	4,520,000	4,520,000
Philadelphia Auth. for Indl. Dev.:
Participating VRDN Series MIZ 90 51, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	340,000	340,000
Series 2017 B, 5.21% 2/8/27, VRDN (b)	2,590,000	2,590,000
TOTAL PENNSYLVANIA		7,450,000
South Carolina - 2.1%
Berkeley County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1995, 5.42% 2/7/24, VRDN (b)(c)	700,000	700,000
South Carolina Jobs-Econ. Dev. Auth. Series 2018 C, 5.23% 2/8/27, VRDN (b)	650,000	650,000
South Carolina Pub. Svc. Auth. Rev. Participating VRDN:
Series 2021 XF 12 43, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	2,235,000	2,235,000
Series Floaters XM 03 84, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(h)(i)	19,000,000	19,000,000
TOTAL SOUTH CAROLINA		22,585,000
Tennessee - 0.3%
Chattanooga Health Ed. & Hsg. Facility Board Rev. (Catholic Health Initiatives Proj.) Series C, 5% 2/7/24, VRDN (b)	2,015,000	2,015,000
Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 63, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	884,342	884,342
TOTAL TENNESSEE		2,899,342
Texas - 5.8%
Austin Arpt. Sys. Rev. Participating VRDN Series XG 04 27, 4.85% 2/7/24 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (b)(c)(h)(i)	250,000	250,000
Brazos County Tex Hsg. Fin. Corp. M Participating VRDN Series XF 31 29, 4.92% 2/7/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)	911,693	911,693
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	1,334,718	1,334,718
Mizuho Floater / Residual Trust V Participating VRDN:
Series Floater MIZ 91 50, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	5,397,221	5,397,221
Series MIZ 91 24, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC) (b)(h)(i)(j)	7,603,517	7,603,517
Port Arthur Navigation District Envir. Facilities Rev. (Motiva Enterprises LLC Proj.):
Series 2001 A, 4.4% 2/1/24, VRDN (b)	6,365,000	6,365,000
Series 2004, 4.88% 2/7/24, VRDN (b)(c)	27,600,000	27,600,000
Series 2010 B, 4.4% 2/1/24, VRDN (b)	220,000	220,000
Series 2010 C, 4.4% 2/1/24, VRDN (b)	800,000	800,000
Series 2010 D:
4.82% 2/7/24, VRDN (b)	1,355,000	1,355,000
4.85% 2/7/24, VRDN (b)	12,210,000	12,210,000
TOTAL TEXAS		64,047,149
Utah - 1.1%
Salt Lake City Arpt. Rev. Participating VRDN:
Series XM 11 07, 4.2% 2/1/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	3,610,000	3,610,000
Series XM 11 47, 4.85% 2/7/24 (Liquidity Facility JPMorgan Chase Bank) (b)(c)(h)(i)	8,630,000	8,630,000
TOTAL UTAH		12,240,000
Virginia - 0.2%
Nat'l. Sr. Campuses Participating VRDN Series 2022 028, 4.9% 3/13/24 (Liquidity Facility Barclays Bank PLC) (b)(h)(i)	1,755,000	1,755,000
West Virginia - 0.3%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 E, 5.16% 2/8/27, VRDN (b)	3,005,000	3,005,000
Wyoming - 0.8%
Lincoln County Envir. (PacifiCorp Proj.) Series 1995, 5.85% 2/7/24, VRDN (b)(c)	5,100,000	5,100,000
Lincoln County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 5.75% 2/7/24, VRDN (b)	400,000	400,000
Sweetwater County Env Imp Rev. (Pacificorp Proj.) Series 1995, 4.3% 2/1/24, VRDN (b)(c)	1,600,000	1,600,000
Sweetwater County Poll. Cont. Rev. (PacifiCorp Proj.) Series 1994, 5.75% 2/7/24, VRDN (b)	2,260,000	2,260,000
TOTAL WYOMING		9,360,000
TOTAL MUNICIPAL NOTES (Cost $451,234,875)		451,233,263

Money Market Funds - 5.8%
	Shares	Value ($)
Fidelity Municipal Cash Central Fund 4.36% (k)(l) (Cost $64,082,462)	64,069,645	64,088,860

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,098,516,293)	1,099,639,440
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,502,015)
NET ASSETS - 100.0%	1,098,137,425

Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)	Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $17,823,808 or 1.6% of net assets.

(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(g)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(h)	Provides evidence of ownership in one or more underlying municipal bonds.
(i)	Coupon rates are determined by re-marketing agents based on current market conditions.
(j)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $30,793,616 or 2.8% of net assets.

(k)	Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.
(l)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Ep Machuca Lp Participating VRDN Series MIZ 91 04, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	1,334,718

Miami Dade County Hsg. Multifamily Hsg. Rev. Participating VRDN Series Floater MIZ 90 87, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	585,000

Mizuho Floater / Residual Trust V Participating VRDN Series Floater MIZ 91 50, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	5,397,221

Mizuho Floater / Residual Trust V Participating VRDN Series MIZ 91 24, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	7,603,517

Philadelphia Auth. for Indl. Dev. Participating VRDN Series MIZ 90 51, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	340,000

San Francisco City & County Multi-family Hsg. Rev. Participating VRDN Series MIZ 91 15, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	14,585,000

Steele Duncan Plaza, LLC Participating VRDN Series MIZ 91 03, 4.95% 3/6/24 (Liquidity Facility Mizuho Cap. Markets LLC)	1/19/24	948,160

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Municipal Cash Central Fund 4.36%	-	70,725,228	6,643,000	90,264	234	6,398	64,088,860	2.5%
Total	-	70,725,228	6,643,000	90,264	234	6,398	64,088,860

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Municipal Securities	1,035,550,580	-	1,035,550,580	-

Money Market Funds	64,088,860	64,088,860	-	-
Total Investments in Securities:	1,099,639,440	64,088,860	1,035,550,580	-
Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $1,034,433,831)	$1,035,550,580
Fidelity Central Funds (cost $64,082,462)	64,088,860

Total Investment in Securities (cost $1,098,516,293)		$1,099,639,440
Cash		126,309
Receivable for fund shares sold		10,335,553
Interest receivable		7,936,018
Distributions receivable from Fidelity Central Funds		82,386
Prepaid expenses		21,796
Receivable from investment adviser for expense reductions		111,811
Other receivables		20
Total assets		1,118,253,333
Liabilities
Payable for investments purchased
Regular delivery	$12,679,768
Delayed delivery	4,933,803
Payable for fund shares redeemed	1,251,014
Distributions payable	1,060,744
Accrued management fee	67,433
Other payables and accrued expenses	123,146
Total Liabilities		20,115,908
Net Assets		$1,098,137,425
Net Assets consist of:
Paid in capital		$1,096,918,209
Total accumulated earnings (loss)		1,219,216
Net Assets		$1,098,137,425
Net Asset Value, offering price and redemption price per share ($1,098,137,425 ÷ 109,258,163 shares)		$10.05
Statement of Operations
		For the period November 6, 2023 (commencement of operations) through January 31, 2024
Investment Income
Interest		$1,216,639
Income from Fidelity Central Funds		90,264
Total Income		1,306,903
Expenses
Management fee	$70,542
Custodian fees and expenses	711
Independent trustees' fees and expenses	4
Registration fees	94,790
Audit	37,047
Miscellaneous	200
Total expenses before reductions	203,294
Expense reductions	(141,282)
Total expenses after reductions		62,012
Net Investment income (loss)		1,244,891
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	587
Fidelity Central Funds	234
Total net realized gain (loss)		821
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	1,116,749
Fidelity Central Funds	6,398
Total change in net unrealized appreciation (depreciation)		1,123,147
Net gain (loss)		1,123,968
Net increase (decrease) in net assets resulting from operations		$2,368,859
Statement of Changes in Net Assets

For the period November 6, 2023 (commencement of operations) through January 31, 2024
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,244,891
Net realized gain (loss)	821
Change in net unrealized appreciation (depreciation)	1,123,147
Net increase (decrease) in net assets resulting from operations	2,368,859
Distributions to shareholders	(1,149,642)

Share transactions
Proceeds from sales of shares	1,106,832,162
Reinvestment of distributions	85,971
Cost of shares redeemed	(9,999,925)

Net increase (decrease) in net assets resulting from share transactions	1,096,918,208
Total increase (decrease) in net assets	1,098,137,425

Net Assets
Beginning of period	-
End of period	$1,098,137,425

Other Information
Shares
Sold	110,245,491
Issued in reinvestment of distributions	8,556
Redeemed	(995,884)
Net increase (decrease)	109,258,163

Financial Highlights
Fidelity® SAI Conservative Income Municipal Bond Fund

Years ended January 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss) B,C	.074
Net realized and unrealized gain (loss)	.062
Total from investment operations	.136
Distributions from net investment income	(.086)
Total distributions	(.086)
Net asset value, end of period	$10.05
Total Return D,E	1.36%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.56% H,I
Expenses net of fee waivers, if any	.20% I
Expenses net of all reductions	.20% I
Net investment income (loss)	4.01% I
Supplemental Data
Net assets, end of period (000 omitted)	$1,098,137
Portfolio turnover rate J	14% K,L

AFor the period November 6, 2023 (commencement of operations) through January 31, 2024.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HAudit fees are not annualized.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KAmount not annualized.

LPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity SAI Conservative Income Municipal Bond Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Municipal securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,143,394
Gross unrealized depreciation	(15,134)
Net unrealized appreciation (depreciation)	$1,128,260
Tax Cost	$1,098,511,180

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$90,135
Undistributed ordinary income	$821
Net unrealized appreciation (depreciation) on securities and other investments	$1,128,260

The tax character of distributions paid was as follows:

January 31, 2024A
Tax-exempt Income	$1,149,642
Total	$1,149,642

A For the period November 6, 2023 (commencement of operations) through January 31, 2024.

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Conservative Income Municipal Bond Fund	28,355,928	1,785,000
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity SAI Conservative Income Municipal Bond Fund	22,400,000	-	-

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity SAI Conservative Income Municipal Bond Fund	96,535,634	969,217,761

Subsequent Event - Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited will be amended to provide that the investment adviser will pay each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Expense Reductions.
The investment adviser contractually agreed to reimburse the Fund to the extent annual operating expenses exceeded .20% of average net assets. This reimbursement will remain in place through May 31, 2025. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $141,262.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20.
7. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
8. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Conservative Income Municipal Bond Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Conservative Income Municipal Bond Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 6, 2023 (commencement of operations) through January 31, 2024, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations, the changes in its net assets and the financial highlights for the period from November 6, 2023 (commencement of operations) through January 31, 2024, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 15, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 6, 2023 to January 31, 2024). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value	Ending Account Value January 31, 2024	Expenses Paid During Period

Fidelity® SAI Conservative Income Municipal Bond Fund	.20%
Actual		$ 1,000	$ 1,013.60	$ .48C
Hypothetical-B		$ 1,000	$ 1,024.20	$ 1.02D

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 87 / 365 (to reflect the period November 6, 2023 to January 31, 2024).

D   Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

During fiscal year ended 2024, 100% of the fund's income dividends was free from federal income tax, and 49.59% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity SAI Conservative Income Municipal Bond Fund
At its July 2023 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.
Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also considered the fact that it oversees funds managed by FMR that have similar investment objectives and policies as the fund.
Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. In reviewing the Advisory Contracts, the Board considered the fund's proposed management fee rate and the projected total expense ratio of the fund. The Board noted that the fund's proposed management fee rate is below the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates, regardless of whether their management fee structures are comparable. The Board also considered that the projected total net expense ratio of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure.
The Board also noted that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets exceed 0.20% through May 31, 2025.
Based on its review, the Board concluded that the fund's management fee and projected total expense ratio were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.
Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data were available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.
Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be approved.
Board Approval of Investment Advisory Contracts
At its January 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), approved an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) (the Management Contract), and amended and restated sub-advisory agreements (the Sub-Advisory Contracts, and together with the Management Contract, the Advisory Contracts) for the fund, including the fund's sub-advisory agreements with FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The Advisory Contracts will be effective March 1, 2024. The Board will consider the annual renewal of the fund's Advisory Contracts in September 2024, following its review of additional materials provided by FMR.
Management Contract. The Board approved the Management Contract, which implements a new fee structure that eliminates the existing group fee schedule and fixes the management fee rate at the sum of the individual fee rate and the lowest marginal contractual group fee rate under the current management contract. The Board noted that shareholders in the affected funds are not currently impacted by changes in the group fee rates due to other arrangements such as fund expense caps or managed account fee crediting. The Board considered that the Management Contract would result in the same or lower fees for the fund.
Sub-Advisory Contracts. In connection with the Management Contract changes, the Board considered the Sub-Advisory Contracts, which changed the arrangements for fees paid by FMR to the sub-advisers under the agreements. The Board noted that the agreements with FMR UK, FMR H.K., and FMR Japan were amended to provide that FMR will compensate each sub-adviser at a fee equal to 110% of the sub-adviser's costs incurred in providing services under the agreement. The Board considered that, under the Sub-Advisory Contracts, FMR, and not the fund, will continue to pay the sub-advisory fees to each applicable sub-adviser.
The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in the investment process or strategies employed in the management of the fund's assets or the day-to-day management of the fund or the persons primarily responsible for such management. Further, the Board considered that the Management Contract would not change the obligations and services of FMR and its affiliates on behalf of the fund, and, in particular, there would be no change in the nature and level of advisory, management, administration, transfer agent, and pricing and bookkeeping services provided to the fund by FMR and its affiliates.
In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the funds, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.
Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the fund's management fee structure is fair and reasonable, and that the fund's Advisory Contracts should be approved.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.

1.9910238.100
CIM-ANN-0324
Fidelity® Series Large Cap Value Index Fund

Annual Report
January 31, 2024

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
A fund is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group does not accept any liability whatsoever to any person arising out of the use of a fund or the underlying data.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended January 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Large Cap Value Index Fund	6.12%	9.32%	8.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Large Cap Value Index Fund on January 31, 2014.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 20.82% for the 12 months ending January 31, 2024, according to the S&P 500® index, as a slowing in the pace of inflation and resilient late-cycle expansion of the U.S. economy provided a favorable backdrop for higher-risk assets for much of the period. The upturn was driven by a narrow set of firms in the information technology and communication services sectors, largely due to excitement for generative artificial intelligence. Monetary tightening by the U.S. Federal Reserve continued until late July, when the Fed said it was too soon to tell if its latest hike would conclude a series of increases aimed at cooling the economy and bringing down inflation. Since March 2022, the Fed has raised its benchmark interest rate 11 times before pausing and four times deciding to hold rates at a 22-year high while it observes inflation and the economy. After the Fed's November 1 meeting, when the central bank hinted it might be done raising rates, the S&P 500® reversed a three-month decline and gained 14.09% through year-end. The index added 1.68% in January, finishing the period just shy of a record close set on January 29. By sector for the full 12 months, tech (+53%) and communication services (+43%) led the way, followed by consumer discretionary (+20%). Industrials rose about 13% and the rate-sensitive financials sector gained 10%. In sharp contrast, utilities (-8%) and energy (-4%) lagged most, with the latter hampered by lower oil prices. Real estate (-2%) and materials (-1%) also lost ground.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending January 31, 2024, the fund gained 6.12%, versus 6.08% for the benchmark Russell 1000 Value Index. By sector, financials gained 9% and contributed most. Information technology stocks also helped, gaining 24%. The industrials sector rose 14%, boosted by the capital goods industry (+17%). Other notable contributors included the communication services (+30%), consumer discretionary (+3%) and consumer staples (+1%) sectors. Conversely, utilities returned -8% and detracted most. Health care (-2%), hampered by the pharmaceuticals, biotechnology & life sciences industry (-6%), and energy (-4%) also hurt. Other notable detractors included the materials (-4%) and real estate (-3%) sectors. Turning to individual stocks, the biggest contributor was Meta Platforms (+94%), from the media & entertainment industry. Berkshire Hathaway, within the financial services industry, gained 23% and lifted the fund. JPMorgan Chase (+28%), a stock in the banks category, contributed. Another notable contributor was Intel (+56%), a stock in the semiconductors & semiconductor equipment group. Lastly, another notable contributor was General Electric (+65%), a stock in the capital goods industry. In contrast, the biggest individual detractor was Pfizer (-35%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, Bristol-Myers Squibb (-30%) hurt. In energy, Chevron (-12%) and Exxon Mobil (-8%) detracted. Lastly, in utilities, NextEra Energy returned -19% and detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary January 31, 2024 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	3.5
JPMorgan Chase & Co.	2.5
Exxon Mobil Corp.	2.1
Johnson & Johnson	1.9
Procter & Gamble Co.	1.5
Chevron Corp.	1.3
Merck & Co., Inc.	1.2
Walmart, Inc.	1.2
Bank of America Corp.	1.2
Cisco Systems, Inc.	1.0
17.4

Market Sectors (% of Fund's net assets)

Financials	22.2
Health Care	14.8
Industrials	13.6
Information Technology	9.5
Consumer Staples	7.9
Energy	7.7
Consumer Discretionary	5.0
Communication Services	4.9
Real Estate	4.8
Utilities	4.7
Materials	4.6

Asset Allocation (% of Fund's net assets)

Futures - 0.3%

Schedule of Investments January 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 1.5%
AT&T, Inc.	2,254,051	39,874,162
Frontier Communications Parent, Inc. (a)(b)	76,164	1,875,919
GCI Liberty, Inc. Class A (Escrow) (c)	30,220	0
Iridium Communications, Inc.	2,373	86,045
Verizon Communications, Inc.	1,324,760	56,103,586
		97,939,712
Entertainment - 1.5%
AMC Entertainment Holdings, Inc. Class A (b)	62,277	252,222
Electronic Arts, Inc.	85,090	11,706,682
Liberty Media Corp. Liberty Formula One:
Class A	7,432	454,021
Class C	61,161	4,113,077
Liberty Media Corp. Liberty Live:
Class C	14,220	529,979
Series A	6,428	236,743
Live Nation Entertainment, Inc. (a)	38,344	3,406,864
Madison Square Garden Sports Corp. (a)(b)	5,772	1,068,397
Playtika Holding Corp. (a)	1,102	7,956
Roku, Inc. Class A (a)	34,230	3,014,294
Take-Two Interactive Software, Inc. (a)	51,866	8,554,259
The Walt Disney Co.	575,457	55,272,645
Warner Bros Discovery, Inc. (a)	693,624	6,950,112
		95,567,251
Interactive Media & Services - 0.1%
IAC, Inc. (a)	22,984	1,154,027
Match Group, Inc. (a)	8,650	331,987
TripAdvisor, Inc. (a)(b)	33,480	723,168
Zoominfo Technologies, Inc. (a)	45,236	725,585
		2,934,767
Media - 1.4%
Cable One, Inc. (b)	1,606	881,582
Comcast Corp. Class A	1,255,998	58,454,147
Fox Corp.:
Class A	78,163	2,524,665
Class B	42,191	1,266,152
Interpublic Group of Companies, Inc.	121,693	4,014,652
Liberty Broadband Corp.:
Class A (a)	4,163	323,965
Class C (a)	28,693	2,250,966
Liberty Media Corp. Liberty SiriusXM	49,700	1,508,892
Liberty Media Corp. Liberty SiriusXM Class A	23,007	699,183
News Corp.:
Class A	120,952	2,980,257
Class B	36,084	922,668
Nexstar Media Group, Inc. Class A	6,806	1,209,494
Omnicom Group, Inc.	62,031	5,606,362
Paramount Global:
Class A (b)	3,185	74,306
Class B (b)	183,682	2,679,920
Sirius XM Holdings, Inc. (b)	199,949	1,017,740
The New York Times Co. Class A (b)	51,417	2,496,810
		88,911,761
Wireless Telecommunication Services - 0.4%
T-Mobile U.S., Inc.	164,614	26,540,715
TOTAL COMMUNICATION SERVICES		311,894,206
CONSUMER DISCRETIONARY - 5.0%
Automobile Components - 0.3%
Aptiv PLC (a)	85,163	6,926,307
BorgWarner, Inc.	74,256	2,517,278
Gentex Corp.	74,645	2,472,989
Lear Corp.	18,462	2,453,600
Phinia, Inc. (b)	14,614	441,927
QuantumScape Corp. Class A (a)(b)	105,092	715,677
		15,527,778
Automobiles - 0.6%
Ford Motor Co.	1,235,421	14,479,134
General Motors Co.	432,085	16,764,898
Harley-Davidson, Inc. (b)	40,053	1,299,720
Lucid Group, Inc. Class A (a)(b)	231,558	782,666
Rivian Automotive, Inc. (a)(b)	210,035	3,215,636
Thor Industries, Inc. (b)	15,930	1,800,409
		38,342,463
Broadline Retail - 0.2%
eBay, Inc.	158,146	6,495,056
Etsy, Inc. (a)	16,796	1,117,942
Kohl's Corp. (b)	34,332	884,392
Macy's, Inc. (b)	84,198	1,539,981
Nordstrom, Inc. (b)	35,559	645,396
Ollie's Bargain Outlet Holdings, Inc. (a)	13,002	935,234
		11,618,001
Distributors - 0.2%
Genuine Parts Co.	44,176	6,194,800
LKQ Corp.	84,109	3,925,367
		10,120,167
Diversified Consumer Services - 0.1%
ADT, Inc. (b)	64,867	423,582
Bright Horizons Family Solutions, Inc. (a)(b)	15,655	1,538,104
Grand Canyon Education, Inc. (a)	6,669	870,905
H&R Block, Inc. (b)	15,967	747,894
Mister Car Wash, Inc. (a)(b)	23,387	194,112
Service Corp. International	29,929	2,008,834
		5,783,431
Hotels, Restaurants & Leisure - 1.4%
Aramark	72,814	2,117,431
Boyd Gaming Corp. (b)	22,453	1,425,541
Caesars Entertainment, Inc. (a)	37,815	1,658,944
Carnival Corp. (a)	312,824	5,186,622
Cava Group, Inc. (b)	1,106	51,761
Darden Restaurants, Inc. (b)	20,383	3,313,868
Doordash, Inc. (a)	20,653	2,152,043
Expedia, Inc. (a)	11,467	1,700,900
Hilton Worldwide Holdings, Inc.	42,583	8,131,650
Hyatt Hotels Corp. Class A	13,694	1,757,899
Las Vegas Sands Corp.	7,822	382,652
Marriott Vacations Worldwide Corp. (b)	11,161	936,296
McDonald's Corp.	134,749	39,443,727
MGM Resorts International (a)	89,145	3,866,219
Norwegian Cruise Line Holdings Ltd. (a)	99,798	1,776,404
Penn Entertainment, Inc. (a)	46,419	1,046,748
Planet Fitness, Inc. (a)	13,843	938,002
Royal Caribbean Cruises Ltd. (a)	51,504	6,566,760
Travel+Leisure Co.	12,025	486,051
Vail Resorts, Inc. (b)	10,583	2,349,426
Wyndham Hotels & Resorts, Inc. (b)	23,462	1,828,394
Wynn Resorts Ltd.	30,961	2,923,647
Yum! Brands, Inc.	10,660	1,380,363
		91,421,348
Household Durables - 0.9%
D.R. Horton, Inc.	97,897	13,990,460
Garmin Ltd.	48,350	5,777,342
Leggett & Platt, Inc.	41,121	954,418
Lennar Corp.:
Class A	76,928	11,527,661
Class B (b)	4,429	614,524
Mohawk Industries, Inc. (a)	16,451	1,715,017
Newell Brands, Inc.	118,118	982,742
NVR, Inc. (a)	848	5,999,846
PulteGroup, Inc.	67,382	7,045,462
Tempur Sealy International, Inc. (b)	41,342	2,062,552
Toll Brothers, Inc.	33,924	3,370,349
TopBuild Corp. (a)	9,371	3,459,117
Whirlpool Corp.	16,637	1,822,084
		59,321,574
Leisure Products - 0.1%
Brunswick Corp. (b)	19,880	1,603,918
Hasbro, Inc.	40,627	1,988,692
Mattel, Inc. (a)	109,442	1,957,917
Polaris, Inc. (b)	15,307	1,377,018
		6,927,545
Specialty Retail - 0.7%
Advance Auto Parts, Inc. (b)	18,423	1,231,578
AutoNation, Inc. (a)	8,851	1,236,131
AutoZone, Inc. (a)	904	2,496,966
Bath & Body Works, Inc.	72,617	3,097,841
Best Buy Co., Inc.	53,115	3,850,306
CarMax, Inc. (a)	47,196	3,359,411
Dick's Sporting Goods, Inc.	17,697	2,638,092
GameStop Corp. Class A (a)(b)	83,471	1,187,792
Gap, Inc.	60,585	1,132,334
Lithia Motors, Inc. Class A (sub. vtg.)	8,609	2,538,364
Lowe's Companies, Inc.	48,523	10,327,635
Murphy U.S.A., Inc.	322	113,511
O'Reilly Automotive, Inc. (a)	2,854	2,919,785
Penske Automotive Group, Inc. (b)	6,077	901,644
Petco Health & Wellness Co., Inc. (a)(b)	24,855	59,403
RH (a)	4,035	1,022,792
Ross Stores, Inc.	6,994	981,118
Valvoline, Inc. (a)(b)	31,697	1,156,624
Victoria's Secret & Co. (a)(b)	13,342	347,559
Wayfair LLC Class A (a)(b)	16,610	834,653
Williams-Sonoma, Inc. (b)	17,563	3,396,509
		44,830,048
Textiles, Apparel & Luxury Goods - 0.5%
Birkenstock Holding PLC (b)	6,639	307,983
Capri Holdings Ltd. (a)	35,151	1,713,260
Carter's, Inc. (b)	11,178	845,504
Columbia Sportswear Co. (b)	10,979	870,196
NIKE, Inc. Class B	174,853	17,752,825
PVH Corp. (b)	19,164	2,304,663
Ralph Lauren Corp.	12,417	1,783,950
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)(b)	39,411	2,460,823
Tapestry, Inc.	68,182	2,644,780
Under Armour, Inc.:
Class A (sub. vtg.) (a)	62,598	476,997
Class C (non-vtg.) (a)	58,379	432,005
VF Corp.	108,745	1,789,943
		33,382,929
TOTAL CONSUMER DISCRETIONARY		317,275,284
CONSUMER STAPLES - 7.9%
Beverages - 1.3%
Boston Beer Co., Inc. Class A (a)	220	76,839
Brown-Forman Corp.:
Class A (b)	3,121	175,931
Class B (non-vtg.)	11,799	647,765
Constellation Brands, Inc. Class A (sub. vtg.)	45,648	11,187,412
Keurig Dr. Pepper, Inc.	300,391	9,444,293
Molson Coors Beverage Co. Class B	55,315	3,417,914
PepsiCo, Inc.	133,917	22,569,032
The Coca-Cola Co.	617,429	36,730,851
		84,250,037
Consumer Staples Distribution & Retail - 1.7%
Albertsons Companies, Inc.	121,175	2,571,334
BJ's Wholesale Club Holdings, Inc. (a)	27,058	1,740,912
Casey's General Stores, Inc.	10,132	2,749,420
Dollar Tree, Inc. (a)	65,668	8,577,554
Grocery Outlet Holding Corp. (a)(b)	29,526	731,654
Kroger Co.	205,283	9,471,758
Maplebear, Inc. (NASDAQ) (b)	2,000	48,940
Performance Food Group Co. (a)(b)	25,259	1,835,824
U.S. Foods Holding Corp. (a)	71,739	3,300,711
Walgreens Boots Alliance, Inc.	225,700	5,094,049
Walmart, Inc.	449,070	74,208,818
		110,330,974
Food Products - 1.7%
Archer Daniels Midland Co.	167,989	9,336,829
Bunge Global SA	45,669	4,022,982
Campbell Soup Co.	59,473	2,654,280
Conagra Brands, Inc.	150,003	4,372,587
Darling Ingredients, Inc. (a)	50,616	2,191,673
Flowers Foods, Inc.	58,535	1,334,598
Freshpet, Inc. (a)(b)	9,760	840,336
General Mills, Inc.	182,976	11,876,972
Hormel Foods Corp.	91,976	2,793,311
Ingredion, Inc. (b)	21,059	2,265,317
Kellanova	81,933	4,486,651
Lamb Weston Holdings, Inc.	2,513	257,432
McCormick & Co., Inc. (non-vtg.)	79,186	5,397,318
Mondelez International, Inc.	427,740	32,195,990
Pilgrim's Pride Corp. (a)	12,858	349,352
Post Holdings, Inc. (a)	15,992	1,485,177
Seaboard Corp.	66	237,798
The Hershey Co.	12,033	2,328,867
The J.M. Smucker Co.	32,384	4,260,115
The Kraft Heinz Co.	252,566	9,377,776
Tyson Foods, Inc. Class A	87,565	4,795,059
WK Kellogg Co.	20,221	262,671
		107,123,091
Household Products - 1.9%
Church & Dwight Co., Inc.	7,910	789,814
Colgate-Palmolive Co.	258,398	21,757,112
Kimberly-Clark Corp.	6,189	748,683
Procter & Gamble Co.	601,563	94,529,610
Reynolds Consumer Products, Inc.	16,761	455,396
Spectrum Brands Holdings, Inc. (b)	10,858	853,656
		119,134,271
Personal Care Products - 0.2%
Coty, Inc. Class A (a)(b)	117,245	1,416,320
Estee Lauder Companies, Inc. Class A	49,689	6,558,451
Kenvue, Inc.	361,179	7,498,076
Olaplex Holdings, Inc. (a)(b)	39,488	88,848
		15,561,695
Tobacco - 1.1%
Altria Group, Inc.	561,735	22,536,808
Philip Morris International, Inc.	488,315	44,363,418
		66,900,226
TOTAL CONSUMER STAPLES		503,300,294
ENERGY - 7.7%
Energy Equipment & Services - 0.7%
Baker Hughes Co. Class A	318,701	9,082,979
Halliburton Co.	226,149	8,062,212
NOV, Inc. (b)	124,975	2,438,262
Schlumberger Ltd.	448,488	21,841,366
TechnipFMC PLC (b)	134,605	2,603,261
		44,028,080
Oil, Gas & Consumable Fuels - 7.0%
Antero Midstream GP LP (b)	70,183	859,040
Antero Resources Corp. (a)(b)	87,935	1,964,468
APA Corp.	10,909	341,779
Chesapeake Energy Corp. (b)	39,703	3,061,498
Chevron Corp.	541,511	79,834,967
ConocoPhillips Co.	377,060	42,181,702
Coterra Energy, Inc.	235,090	5,849,039
Devon Energy Corp.	201,931	8,485,141
Diamondback Energy, Inc.	56,114	8,626,966
DT Midstream, Inc. (b)	30,181	1,620,418
EOG Resources, Inc.	184,996	21,050,695
EQT Corp.	113,783	4,027,918
Exxon Mobil Corp.	1,274,038	130,983,847
Hess Corp.	38,701	5,438,652
HF Sinclair Corp.	46,053	2,601,534
Kinder Morgan, Inc.	617,062	10,440,689
Marathon Oil Corp.	190,502	4,352,971
Marathon Petroleum Corp.	119,406	19,773,634
Occidental Petroleum Corp.	216,308	12,452,852
ONEOK, Inc.	173,058	11,811,209
Ovintiv, Inc.	44,475	1,886,630
Phillips 66 Co.	140,048	20,210,327
Pioneer Natural Resources Co.	73,233	16,831,140
Range Resources Corp. (b)	72,783	2,113,618
Southwestern Energy Co. (a)	341,062	2,199,850
The Williams Companies, Inc.	383,077	13,277,449
Valero Energy Corp.	106,835	14,839,382
		447,117,415
TOTAL ENERGY		491,145,495
FINANCIALS - 22.2%
Banks - 7.2%
Bank of America Corp.	2,168,686	73,757,011
Bank OZK	33,140	1,494,945
BOK Financial Corp.	8,817	739,217
Citigroup, Inc.	601,851	33,805,971
Citizens Financial Group, Inc.	146,590	4,793,493
Columbia Banking Systems, Inc.	64,685	1,304,050
Comerica, Inc.	41,987	2,207,676
Commerce Bancshares, Inc.	38,415	2,002,190
Cullen/Frost Bankers, Inc.	18,404	1,953,032
East West Bancorp, Inc. (b)	44,469	3,237,788
Fifth Third Bancorp	213,971	7,326,367
First Citizens Bancshares, Inc.	3,046	4,599,460
First Hawaiian, Inc.	39,526	857,319
First Horizon National Corp. (b)	176,885	2,518,842
FNB Corp., Pennsylvania	111,239	1,466,130
Huntington Bancshares, Inc.	453,400	5,771,782
JPMorgan Chase & Co.	908,435	158,394,727
KeyCorp	293,732	4,267,926
M&T Bank Corp.	52,150	7,201,915
New York Community Bancorp, Inc. (b)	221,425	1,432,620
Nu Holdings Ltd. (a)	229,078	1,972,362
Pinnacle Financial Partners, Inc.	24,041	2,124,744
PNC Financial Services Group, Inc.	125,397	18,961,280
Popular, Inc.	21,884	1,869,988
Prosperity Bancshares, Inc.	27,085	1,731,002
Regions Financial Corp.	294,453	5,497,438
Synovus Financial Corp.	44,982	1,694,022
TFS Financial Corp. (b)	15,442	205,687
Truist Financial Corp.	417,660	15,478,480
U.S. Bancorp	490,441	20,372,919
Webster Financial Corp.	54,298	2,686,665
Wells Fargo & Co.	1,155,036	57,959,706
Western Alliance Bancorp. (b)	33,613	2,149,887
Wintrust Financial Corp.	18,912	1,834,086
Zions Bancorporation NA	45,244	1,895,724
		455,566,451
Capital Markets - 5.3%
Affiliated Managers Group, Inc.	10,769	1,602,858
Bank of New York Mellon Corp.	242,280	13,436,849
BlackRock, Inc. Class A	46,772	36,216,027
Blue Owl Capital, Inc. Class A	120,576	1,873,751
Carlyle Group LP (b)	67,060	2,683,741
Cboe Global Markets, Inc.	33,064	6,078,816
Charles Schwab Corp.	466,513	29,352,998
CME Group, Inc.	112,966	23,252,921
Coinbase Global, Inc. (a)(b)	53,287	6,831,393
Evercore, Inc. Class A	10,938	1,878,383
Franklin Resources, Inc.	90,698	2,415,288
Goldman Sachs Group, Inc.	100,346	38,533,867
Houlihan Lokey	14,574	1,745,674
Interactive Brokers Group, Inc. (b)	32,891	2,919,076
Intercontinental Exchange, Inc.	178,087	22,675,818
Invesco Ltd.	112,941	1,787,856
Janus Henderson Group PLC	41,515	1,193,971
Jefferies Financial Group, Inc.	57,778	2,355,031
KKR & Co. LP (b)	157,400	13,627,692
Lazard, Inc. Class A (b)	34,095	1,329,023
Moody's Corp.	4,350	1,705,374
Morgan Stanley	378,431	33,014,320
MSCI, Inc.	12,087	7,235,520
NASDAQ, Inc.	107,610	6,216,630
Northern Trust Corp.	64,471	5,134,470
Raymond James Financial, Inc.	59,618	6,568,711
Robinhood Markets, Inc. (a)	209,037	2,245,057
S&P Global, Inc.	92,549	41,494,344
SEI Investments Co.	31,232	1,975,112
State Street Corp.	97,067	7,170,339
Stifel Financial Corp.	31,650	2,308,868
T. Rowe Price Group, Inc.	69,486	7,535,757
TPG, Inc.	14,214	591,729
Tradeweb Markets, Inc. Class A	23,304	2,222,969
Virtu Financial, Inc. Class A	27,508	461,859
XP, Inc. Class A	92,084	2,263,425
		339,935,517
Consumer Finance - 1.0%
Ally Financial, Inc. (b)	85,730	3,144,576
American Express Co.	122,656	24,621,965
Capital One Financial Corp.	119,284	16,141,511
Credit Acceptance Corp. (a)(b)	1,945	1,052,381
Discover Financial Services	78,536	8,287,119
OneMain Holdings, Inc. (b)	34,891	1,660,812
SLM Corp.	42,394	842,793
SoFi Technologies, Inc. (a)(b)	297,263	2,327,569
Synchrony Financial	129,645	5,039,301
		63,118,027
Financial Services - 4.5%
Affirm Holdings, Inc. (a)(b)	71,413	2,892,941
Berkshire Hathaway, Inc. Class B (a)	576,214	221,116,346
Block, Inc. Class A (a)	107,215	6,970,047
Corebridge Financial, Inc.	71,159	1,719,913
Euronet Worldwide, Inc. (a)	7,376	735,018
Fidelity National Information Services, Inc.	186,583	11,616,658
Fiserv, Inc. (a)	136,623	19,382,705
FleetCor Technologies, Inc. (a)	1,553	450,261
Global Payments, Inc.	81,205	10,818,942
Jack Henry & Associates, Inc.	15,800	2,620,114
MGIC Investment Corp.	85,660	1,699,494
NCR Atleos Corp.	20,163	451,450
PayPal Holdings, Inc. (a)	32,126	1,970,930
Rocket Companies, Inc. (a)(b)	23,734	292,166
The Western Union Co. (b)	96,351	1,211,132
UWM Holdings Corp. Class A	18,549	124,278
Voya Financial, Inc. (b)	31,277	2,263,516
WEX, Inc. (a)(b)	7,216	1,474,878
		287,810,789
Insurance - 4.1%
AFLAC, Inc.	185,416	15,637,985
Allstate Corp.	82,529	12,812,627
American Financial Group, Inc.	23,109	2,782,324
American International Group, Inc.	223,741	15,552,237
Aon PLC	62,363	18,610,990
Arch Capital Group Ltd. (a)	96,665	7,968,096
Arthur J. Gallagher & Co.	62,837	14,588,238
Assurant, Inc.	16,795	2,820,720
Assured Guaranty Ltd.	17,489	1,418,883
Axis Capital Holdings Ltd.	24,209	1,440,920
Brighthouse Financial, Inc. (a)	18,091	936,571
Brown & Brown, Inc.	45,749	3,548,292
Chubb Ltd.	127,680	31,281,600
Cincinnati Financial Corp.	48,286	5,350,089
CNA Financial Corp.	8,142	358,818
Everest Re Group Ltd.	11,683	4,497,605
Fidelity National Financial, Inc.	81,853	4,095,106
First American Financial Corp. (b)	31,162	1,880,627
Globe Life, Inc.	27,801	3,414,519
Hanover Insurance Group, Inc.	11,050	1,458,711
Hartford Financial Services Group, Inc.	92,705	8,061,627
Kemper Corp.	18,700	1,122,000
Lincoln National Corp.	47,740	1,310,463
Loews Corp.	57,747	4,207,446
Markel Group, Inc. (a)(b)	4,132	6,187,381
Marsh & McLennan Companies, Inc.	30,975	6,004,194
MetLife, Inc.	199,256	13,812,426
Old Republic International Corp.	81,207	2,277,044
Primerica, Inc. (b)	3,878	908,072
Principal Financial Group, Inc.	76,156	6,023,940
Progressive Corp.	46,142	8,224,812
Prudential Financial, Inc.	114,161	11,978,914
Reinsurance Group of America, Inc.	21,021	3,655,342
RenaissanceRe Holdings Ltd. (b)	11,754	2,689,668
RLI Corp.	9,757	1,330,562
The Travelers Companies, Inc.	71,671	15,148,383
Unum Group (b)	62,358	3,014,386
W.R. Berkley Corp.	62,918	5,151,726
White Mountains Insurance Group Ltd. (b)	772	1,216,649
Willis Towers Watson PLC	28,474	7,013,146
		259,793,139
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp. (b)	200,914	1,904,665
Annaly Capital Management, Inc. (b)	156,826	3,009,491
Rithm Capital Corp. (b)	149,904	1,603,973
Starwood Property Trust, Inc. (b)	91,642	1,863,082
		8,381,211
TOTAL FINANCIALS		1,414,605,134
HEALTH CARE - 14.8%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. (a)	7,597	1,313,597
Amgen, Inc.	53,765	16,896,189
Biogen, Inc. (a)	45,314	11,177,151
BioMarin Pharmaceutical, Inc. (a)	52,009	4,580,953
Exact Sciences Corp. (a)	37,172	2,431,049
Exelixis, Inc. (a)	25,698	559,188
Gilead Sciences, Inc.	393,295	30,779,267
Incyte Corp. (a)	15,002	881,668
Ionis Pharmaceuticals, Inc. (a)	6,099	313,428
Karuna Therapeutics, Inc. (a)	1,182	370,462
Moderna, Inc. (a)	104,628	10,572,659
Regeneron Pharmaceuticals, Inc. (a)	30,053	28,333,367
Repligen Corp. (a)(b)	9,638	1,825,437
Roivant Sciences Ltd. (a)	5,796	57,960
United Therapeutics Corp. (a)	14,318	3,075,220
Vertex Pharmaceuticals, Inc. (a)	6,953	3,013,291
		116,180,886
Health Care Equipment & Supplies - 3.6%
Abbott Laboratories	510,507	57,763,867
Baxter International, Inc.	159,289	6,162,891
Becton, Dickinson & Co.	91,150	21,767,532
Boston Scientific Corp. (a)	460,347	29,121,551
Dentsply Sirona, Inc.	65,725	2,283,944
Enovis Corp. (a)(b)	16,290	956,223
Envista Holdings Corp. (a)(b)	50,783	1,193,401
GE Healthcare Holding LLC	113,434	8,321,518
Globus Medical, Inc. (a)(b)	26,413	1,394,342
Hologic, Inc. (a)	76,476	5,692,873
ICU Medical, Inc. (a)	6,306	577,188
Integra LifeSciences Holdings Corp. (a)	21,183	850,497
Medtronic PLC	418,067	36,597,585
QuidelOrtho Corp. (a)(b)	16,572	1,135,348
STERIS PLC	31,238	6,839,560
Stryker Corp.	83,418	27,985,071
Tandem Diabetes Care, Inc. (a)	17,450	397,860
Teleflex, Inc.	14,856	3,607,482
The Cooper Companies, Inc.	15,307	5,709,970
Zimmer Biomet Holdings, Inc.	66,137	8,306,807
		226,665,510
Health Care Providers & Services - 3.1%
Acadia Healthcare Co., Inc. (a)	27,886	2,290,556
agilon health, Inc. (a)(b)	9,589	56,479
Amedisys, Inc. (a)(b)	9,950	937,987
Cardinal Health, Inc.	38,008	4,150,094
Centene Corp. (a)	167,906	12,645,001
Chemed Corp.	1,301	771,220
Cigna Group	85,082	25,605,428
CVS Health Corp.	402,985	29,969,994
Elevance Health, Inc.	64,672	31,911,752
Encompass Health Corp.	29,447	2,091,915
HCA Holdings, Inc.	49,629	15,131,882
Henry Schein, Inc. (a)	41,331	3,093,212
Humana, Inc.	22,253	8,412,969
Laboratory Corp. of America Holdings	26,662	5,926,963
McKesson Corp.	26,376	13,185,099
Molina Healthcare, Inc. (a)	8,363	2,980,908
Premier, Inc.	36,866	797,043
Quest Diagnostics, Inc.	35,302	4,533,836
R1 RCM, Inc. (a)(b)	47,809	489,564
Tenet Healthcare Corp. (a)	32,108	2,656,616
UnitedHealth Group, Inc.	46,485	23,788,234
Universal Health Services, Inc. Class B	19,024	3,021,201
		194,447,953
Health Care Technology - 0.0%
Certara, Inc. (a)	23,835	385,174
Doximity, Inc. (a)(b)	21,059	567,540
Teladoc Health, Inc. (a)(b)	51,176	994,350
		1,947,064
Life Sciences Tools & Services - 1.7%
Agilent Technologies, Inc.	17,004	2,212,220
Avantor, Inc. (a)(b)	212,430	4,883,766
Azenta, Inc. (a)	18,391	1,199,093
Bio-Rad Laboratories, Inc. Class A (a)	6,397	2,052,733
Bio-Techne Corp.	2,741	192,747
Charles River Laboratories International, Inc. (a)	16,051	3,471,510
Danaher Corp.	207,188	49,706,473
Fortrea Holdings, Inc. (b)	27,500	851,400
ICON PLC (a)	21,839	5,697,140
Illumina, Inc. (a)	34,980	5,002,490
IQVIA Holdings, Inc. (a)	4,128	859,573
Maravai LifeSciences Holdings, Inc. (a)	14,445	83,781
QIAGEN NV (b)	70,916	3,096,193
Revvity, Inc.	39,109	4,191,703
Sotera Health Co. (a)(b)	9,127	134,349
Thermo Fisher Scientific, Inc.	46,639	25,137,488
		108,772,659
Pharmaceuticals - 4.6%
Bristol-Myers Squibb Co.	640,753	31,313,599
Catalent, Inc. (a)	57,059	2,946,527
Elanco Animal Health, Inc. (a)(b)	156,328	2,304,275
Jazz Pharmaceuticals PLC (a)	9,130	1,120,434
Johnson & Johnson	758,400	120,509,760
Merck & Co., Inc.	652,222	78,775,373
Organon & Co. (b)	79,617	1,325,623
Perrigo Co. PLC	42,000	1,347,360
Pfizer, Inc.	1,778,432	48,159,939
Royalty Pharma PLC	117,576	3,337,983
Viatris, Inc.	377,126	4,438,773
		295,579,646
TOTAL HEALTH CARE		943,593,718
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.6%
BWX Technologies, Inc.	23,540	1,918,039
Curtiss-Wright Corp.	12,127	2,699,106
General Dynamics Corp.	77,005	20,405,555
HEICO Corp.	1,516	272,258
HEICO Corp. Class A	2,302	325,664
Hexcel Corp. (b)	26,210	1,740,082
Howmet Aerospace, Inc.	119,308	6,712,268
Huntington Ingalls Industries, Inc.	12,419	3,215,527
L3Harris Technologies, Inc.	59,546	12,410,577
Mercury Systems, Inc. (a)(b)	16,765	497,250
Northrop Grumman Corp.	42,485	18,980,599
RTX Corp.	452,644	41,244,921
Spirit AeroSystems Holdings, Inc. Class A (a)(b)	29,154	800,569
Textron, Inc.	61,565	5,215,171
The Boeing Co. (a)	151,635	32,001,050
TransDigm Group, Inc.	13,851	15,134,711
Woodward, Inc.	19,028	2,621,488
		166,194,835
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	7,913	665,404
Expeditors International of Washington, Inc.	40,082	5,063,559
FedEx Corp.	72,941	17,599,934
GXO Logistics, Inc. (a)	37,463	2,037,238
United Parcel Service, Inc. Class B	164,718	23,373,484
		48,739,619
Building Products - 1.1%
A.O. Smith Corp. (b)	33,613	2,608,705
Allegion PLC	2,031	251,621
Armstrong World Industries, Inc. (b)	9,641	956,484
Builders FirstSource, Inc. (a)	38,656	6,715,707
Carlisle Companies, Inc.	15,238	4,788,694
Carrier Global Corp.	262,184	14,344,087
Fortune Brands Innovations, Inc. (b)	40,049	3,107,402
Hayward Holdings, Inc. (a)(b)	41,337	517,539
Johnson Controls International PLC	214,027	11,277,083
Lennox International, Inc.	10,074	4,313,284
Masco Corp.	70,808	4,764,670
Owens Corning	27,935	4,232,991
The AZEK Co., Inc. (a)	41,047	1,582,772
Trane Technologies PLC	50,481	12,723,736
		72,184,775
Commercial Services & Supplies - 0.5%
Cintas Corp.	2,966	1,793,155
Clean Harbors, Inc. (a)	16,081	2,700,965
Driven Brands Holdings, Inc. (a)	19,189	251,568
MSA Safety, Inc.	9,528	1,572,406
RB Global, Inc.	13,268	848,754
Republic Services, Inc.	64,841	11,095,592
Stericycle, Inc. (a)(b)	28,673	1,376,304
Tetra Tech, Inc. (b)	13,859	2,192,217
Veralto Corp.	69,141	5,302,423
Vestis Corp.	36,434	779,688
Waste Management, Inc.	12,791	2,374,393
		30,287,465
Construction & Engineering - 0.3%
AECOM (b)	41,381	3,649,390
EMCOR Group, Inc. (b)	9,435	2,152,218
MasTec, Inc. (a)(b)	19,368	1,271,897
MDU Resources Group, Inc.	62,658	1,222,458
Quanta Services, Inc.	33,406	6,482,434
Valmont Industries, Inc. (b)	6,033	1,361,708
Willscot Mobile Mini Holdings (a)	44,613	2,110,195
		18,250,300
Electrical Equipment - 1.3%
Acuity Brands, Inc. (b)	9,707	2,311,819
AMETEK, Inc.	72,350	11,724,318
Eaton Corp. PLC	125,316	30,837,761
Emerson Electric Co.	179,616	16,476,176
Generac Holdings, Inc. (a)	18,911	2,149,613
Hubbell, Inc. Class B	9,238	3,099,996
nVent Electric PLC	52,126	3,129,645
Plug Power, Inc. (a)(b)	164,575	732,359
Regal Rexnord Corp.	20,995	2,801,993
Sensata Technologies, Inc. PLC	46,934	1,697,603
Sunrun, Inc. (a)(b)	65,493	948,339
Vertiv Holdings Co.	100,022	5,634,239
		81,543,861
Ground Transportation - 1.3%
Avis Budget Group, Inc. (b)	4,066	665,645
CSX Corp.	551,796	19,699,117
Hertz Global Holdings, Inc. (a)(b)	41,114	343,302
J.B. Hunt Transport Services, Inc.	20,847	4,189,830
Knight-Swift Transportation Holdings, Inc. Class A (b)	49,581	2,844,958
Landstar System, Inc.	2,283	437,697
Norfolk Southern Corp.	71,532	16,827,188
Old Dominion Freight Lines, Inc.	2,118	828,180
Ryder System, Inc.	13,612	1,545,915
Saia, Inc. (a)	7,481	3,370,789
Schneider National, Inc. Class B (b)	16,866	413,554
U-Haul Holding Co. (a)(b)	1,478	97,932
U-Haul Holding Co. (non-vtg.)	19,153	1,223,302
Union Pacific Corp.	109,668	26,751,315
XPO, Inc. (a)(b)	36,114	3,085,580
		82,324,304
Industrial Conglomerates - 1.5%
3M Co.	173,202	16,341,609
General Electric Co.	341,203	45,182,101
Honeywell International, Inc.	182,526	36,917,709
		98,441,419
Machinery - 2.6%
AGCO Corp.	19,453	2,379,685
Allison Transmission Holdings, Inc.	25,092	1,519,070
Caterpillar, Inc.	40,126	12,050,239
CNH Industrial NV	308,903	3,706,836
Crane Co.	14,923	1,852,094
Cummins, Inc.	44,621	10,677,805
Deere & Co.	5,363	2,110,770
Donaldson Co., Inc.	22,055	1,424,532
Dover Corp.	43,955	6,583,580
ESAB Corp.	17,558	1,509,812
Flowserve Corp. (b)	40,695	1,624,951
Fortive Corp.	111,310	8,702,216
Gates Industrial Corp. PLC (a)	34,903	449,551
Graco, Inc.	31,403	2,678,676
IDEX Corp.	21,892	4,630,158
Illinois Tool Works, Inc.	17,468	4,557,401
Ingersoll Rand, Inc.	127,305	10,166,577
ITT, Inc. (b)	26,179	3,161,900
Lincoln Electric Holdings, Inc.	1,119	248,664
Middleby Corp. (a)	16,947	2,390,713
Nordson Corp.	18,020	4,535,994
Oshkosh Corp.	20,264	2,231,066
Otis Worldwide Corp.	122,338	10,819,573
PACCAR, Inc.	161,241	16,186,984
Parker Hannifin Corp.	40,191	18,668,720
Pentair PLC	51,840	3,793,133
RBC Bearings, Inc. (a)(b)	9,008	2,419,008
Snap-On, Inc.	16,393	4,752,822
Stanley Black & Decker, Inc.	48,246	4,501,352
Timken Co. (b)	19,029	1,558,665
Westinghouse Air Brake Tech Co.	56,100	7,381,077
Xylem, Inc.	65,773	7,395,516
		166,669,140
Marine Transportation - 0.0%
Kirby Corp. (a)	18,349	1,443,332
Passenger Airlines - 0.3%
Alaska Air Group, Inc. (a)	39,034	1,398,588
American Airlines Group, Inc. (a)	127,110	1,808,775
Delta Air Lines, Inc.	192,008	7,515,193
Southwest Airlines Co.	187,237	5,596,514
United Airlines Holdings, Inc. (a)	103,030	4,263,381
		20,582,451
Professional Services - 0.7%
Automatic Data Processing, Inc.	18,534	4,555,287
Broadridge Financial Solutions, Inc.	5,994	1,223,975
CACI International, Inc. Class A (a)	7,032	2,417,109
Clarivate PLC (a)(b)	146,582	1,310,443
Concentrix Corp. (b)	13,675	1,215,297
Dayforce, Inc. (a)	42,778	2,973,927
Dun & Bradstreet Holdings, Inc. (b)	84,580	980,282
Equifax, Inc.	11,915	2,911,311
FTI Consulting, Inc. (a)	8,438	1,616,805
Genpact Ltd. (b)	41,376	1,485,398
Jacobs Solutions, Inc.	39,566	5,332,310
KBR, Inc.	26,499	1,380,863
Leidos Holdings, Inc.	42,995	4,749,658
Manpower, Inc.	15,254	1,130,932
Paycor HCM, Inc. (a)(b)	10,850	210,816
Robert Half, Inc.	32,845	2,612,491
Science Applications International Corp.	16,839	2,149,667
SS&C Technologies Holdings, Inc.	68,543	4,182,494
TransUnion (b)	60,929	4,215,678
		46,654,743
Trading Companies & Distributors - 0.6%
Air Lease Corp. Class A (b)	32,228	1,347,453
Core & Main, Inc. (a)	50,779	2,097,680
Fastenal Co.	45,458	3,101,599
Ferguson PLC (b)	60,745	11,411,556
MSC Industrial Direct Co., Inc. Class A (b)	14,609	1,441,616
SiteOne Landscape Supply, Inc. (a)(b)	9,380	1,449,679
United Rentals, Inc.	16,922	10,583,019
Watsco, Inc. (b)	7,904	3,090,306
WESCO International, Inc.	14,097	2,446,111
		36,969,019
TOTAL INDUSTRIALS		870,285,263
INFORMATION TECHNOLOGY - 9.5%
Communications Equipment - 1.2%
Ciena Corp. (a)(b)	47,254	2,504,462
Cisco Systems, Inc.	1,275,897	64,024,511
F5, Inc. (a)	18,707	3,436,476
Juniper Networks, Inc.	100,599	3,718,139
Lumentum Holdings, Inc. (a)(b)	20,743	1,139,620
Motorola Solutions, Inc.	4,121	1,316,660
Ubiquiti, Inc. (b)	194	24,394
ViaSat, Inc. (a)(b)	36,305	807,060
		76,971,322
Electronic Equipment, Instruments & Components - 0.8%
Amphenol Corp. Class A	91,290	9,229,419
Arrow Electronics, Inc. (a)(b)	17,221	1,914,114
Avnet, Inc.	28,295	1,281,764
CDW Corp.	2,447	554,784
Cognex Corp. (b)	53,709	1,941,043
Coherent Corp. (a)	40,385	1,919,903
Corning, Inc.	239,862	7,793,116
Crane Nxt Co. (b)	14,957	871,694
IPG Photonics Corp. (a)	9,314	911,747
Jabil, Inc.	14,431	1,808,060
Keysight Technologies, Inc. (a)	41,684	6,388,490
Littelfuse, Inc.	7,525	1,820,298
TD SYNNEX Corp.	18,066	1,806,239
Teledyne Technologies, Inc. (a)	14,703	6,152,764
Trimble, Inc. (a)	77,785	3,956,145
Vontier Corp.	31,975	1,106,015
Zebra Technologies Corp. Class A (a)	13,291	3,183,859
		52,639,454
IT Services - 1.4%
Akamai Technologies, Inc. (a)	46,938	5,784,170
Amdocs Ltd.	37,082	3,399,678
Cognizant Technology Solutions Corp. Class A	159,800	12,323,776
DXC Technology Co. (a)	63,722	1,389,140
GoDaddy, Inc. (a)	17,992	1,919,027
IBM Corp.	285,909	52,510,047
Kyndryl Holdings, Inc. (a)	70,688	1,450,518
Okta, Inc. (a)	45,203	3,736,028
Twilio, Inc. Class A (a)	44,776	3,149,096
VeriSign, Inc. (a)	26,479	5,266,144
		90,927,624
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices, Inc. (a)	217,425	36,459,998
Analog Devices, Inc.	156,747	30,151,853
Applied Materials, Inc.	40,758	6,696,539
Cirrus Logic, Inc. (a)	17,188	1,326,914
Entegris, Inc.	44,534	5,241,652
First Solar, Inc. (a)	33,506	4,901,928
GlobalFoundries, Inc. (a)(b)	24,420	1,342,612
Intel Corp.	1,328,110	57,214,979
Lam Research Corp.	2,171	1,791,444
Marvell Technology, Inc.	268,914	18,205,478
Microchip Technology, Inc.	48,721	4,150,055
Micron Technology, Inc.	343,968	29,495,256
MKS Instruments, Inc.	21,175	2,254,079
ON Semiconductor Corp. (a)	135,751	9,655,969
Qorvo, Inc. (a)	31,037	3,095,630
Qualcomm, Inc.	44,927	6,672,109
Skyworks Solutions, Inc.	50,029	5,226,029
Teradyne, Inc.	8,004	773,106
Texas Instruments, Inc.	169,126	27,080,455
Universal Display Corp.	7,970	1,353,067
Wolfspeed, Inc. (a)(b)	38,627	1,257,309
		254,346,461
Software - 1.7%
ANSYS, Inc. (a)	4,730	1,550,636
AppLovin Corp. (a)	48,536	1,996,286
Aspen Technology, Inc. (a)	8,545	1,640,555
Bentley Systems, Inc. Class B	4,463	224,935
Bill Holdings, Inc. (a)	32,660	2,549,113
CCC Intelligent Solutions Holdings, Inc. Class A (a)	62,654	688,567
Dolby Laboratories, Inc. Class A (b)	18,416	1,531,843
Dropbox, Inc. Class A (a)	8,976	284,360
Gen Digital, Inc.	147,886	3,472,363
Guidewire Software, Inc. (a)(b)	25,877	2,889,943
HashiCorp, Inc. (a)	9,547	208,697
Informatica, Inc. (a)	12,075	362,250
nCino, Inc. (a)(b)	19,805	623,461
NCR Voyix Corp. (a)	40,247	591,631
Nutanix, Inc. Class A (a)	58,256	3,273,987
Oracle Corp.	285,992	31,945,306
PTC, Inc. (a)	17,316	3,128,135
Roper Technologies, Inc.	33,230	17,844,510
Salesforce, Inc. (a)	73,246	20,588,718
SentinelOne, Inc. (a)	62,975	1,687,730
Tyler Technologies, Inc. (a)	3,164	1,337,581
UiPath, Inc. Class A (a)	27,642	635,213
Unity Software, Inc. (a)(b)	54,891	1,778,468
Zoom Video Communications, Inc. Class A (a)	80,065	5,173,000
		106,007,288
Technology Hardware, Storage & Peripherals - 0.4%
Hewlett Packard Enterprise Co.	402,988	6,161,687
HP, Inc.	216,347	6,211,322
NetApp, Inc.	40,146	3,500,731
Pure Storage, Inc. Class A (a)	19,329	772,967
Western Digital Corp. (a)	101,990	5,838,928
		22,485,635
TOTAL INFORMATION TECHNOLOGY		603,377,784
MATERIALS - 4.6%
Chemicals - 2.7%
Air Products & Chemicals, Inc.	69,798	17,848,047
Albemarle Corp. (b)	36,916	4,235,742
Ashland, Inc. (b)	14,709	1,377,057
Axalta Coating Systems Ltd. (a)	61,437	1,991,788
Celanese Corp. Class A (b)	31,132	4,554,300
CF Industries Holdings, Inc.	60,642	4,579,077
Corteva, Inc.	224,616	10,215,536
Dow, Inc.	222,848	11,944,653
DuPont de Nemours, Inc.	144,457	8,927,443
Eastman Chemical Co.	37,573	3,139,224
Ecolab, Inc.	17,465	3,461,912
Element Solutions, Inc. (b)	69,450	1,543,874
FMC Corp.	33,058	1,857,860
Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	441,437	534,139
Huntsman Corp.	52,706	1,293,405
International Flavors & Fragrances, Inc.	80,422	6,488,447
Linde PLC	138,149	55,926,860
LyondellBasell Industries NV Class A	81,418	7,663,062
NewMarket Corp. (b)	1,933	1,078,247
Olin Corp.	38,066	1,982,097
PPG Industries, Inc.	55,311	7,801,063
RPM International, Inc. (b)	32,552	3,471,996
Sherwin-Williams Co.	12,558	3,822,404
The Chemours Co. LLC	46,288	1,396,509
The Mosaic Co.	104,799	3,218,377
Westlake Corp.	10,077	1,394,153
		171,747,272
Construction Materials - 0.3%
Eagle Materials, Inc.	3,675	831,579
Martin Marietta Materials, Inc.	19,382	9,854,196
Vulcan Materials Co.	32,432	7,329,956
		18,015,731
Containers & Packaging - 0.6%
Amcor PLC	454,410	4,285,086
Aptargroup, Inc.	20,802	2,701,764
Ardagh Group SA	5,448	31,081
Ardagh Metal Packaging SA	3,091	11,406
Avery Dennison Corp.	17,154	3,421,365
Ball Corp.	96,890	5,372,551
Berry Global Group, Inc.	37,970	2,485,516
Crown Holdings, Inc.	33,650	2,978,025
Graphic Packaging Holding Co.	43,929	1,120,629
International Paper Co.	109,373	3,918,835
Packaging Corp. of America	27,880	4,624,734
Sealed Air Corp.	20,013	691,449
Silgan Holdings, Inc. (b)	25,917	1,190,627
Sonoco Products Co.	30,409	1,730,272
WestRock Co.	80,450	3,238,917
		37,802,257
Metals & Mining - 1.0%
Alcoa Corp.	55,341	1,646,395
Cleveland-Cliffs, Inc. (a)(b)	157,849	3,164,872
Freeport-McMoRan, Inc.	449,626	17,845,656
MP Materials Corp. (a)(b)	32,489	513,651
Newmont Corp.	363,075	12,529,718
Nucor Corp.	78,187	14,615,496
Reliance Steel & Aluminum Co.	18,159	5,182,942
Royal Gold, Inc. (b)	20,384	2,331,726
SSR Mining, Inc.	63,402	597,881
Steel Dynamics, Inc.	49,095	5,925,276
United States Steel Corp. (b)	70,108	3,296,478
		67,650,091
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	20,009	1,331,599
TOTAL MATERIALS		296,546,950
REAL ESTATE - 4.8%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Agree Realty Corp.	30,822	1,837,299
Alexandria Real Estate Equities, Inc.	54,026	6,531,743
American Homes 4 Rent Class A	105,271	3,689,749
Americold Realty Trust	83,967	2,309,093
Apartment Income (REIT) Corp.	46,291	1,513,253
AvalonBay Communities, Inc.	44,577	7,979,729
Boston Properties, Inc.	49,630	3,300,395
Brixmor Property Group, Inc.	93,072	2,088,536
Camden Property Trust (SBI)	32,901	3,087,430
Cousins Properties, Inc. (b)	46,948	1,075,579
Crown Castle, Inc.	121,721	13,176,298
CubeSmart	70,928	3,065,508
Digital Realty Trust, Inc.	95,014	13,345,666
EastGroup Properties, Inc.	14,564	2,584,091
EPR Properties	23,029	1,019,494
Equinix, Inc.	14,619	12,130,408
Equity Lifestyle Properties, Inc.	37,186	2,517,120
Equity Residential (SBI)	117,395	7,066,005
Essex Property Trust, Inc.	20,115	4,692,226
Extra Space Storage, Inc.	65,805	9,504,874
Federal Realty Investment Trust (SBI)	25,720	2,616,496
First Industrial Realty Trust, Inc.	41,043	2,114,535
Gaming & Leisure Properties	80,879	3,692,126
Healthcare Trust of America, Inc.	118,098	1,902,559
Healthpeak Properties, Inc.	173,386	3,207,641
Highwoods Properties, Inc. (SBI)	32,374	743,631
Host Hotels & Resorts, Inc.	222,940	4,284,907
Invitation Homes, Inc.	192,342	6,333,822
Iron Mountain, Inc.	46,379	3,131,510
Kilroy Realty Corp.	36,311	1,298,481
Kimco Realty Corp.	206,987	4,181,137
Lamar Advertising Co. Class A	6,201	649,121
Medical Properties Trust, Inc. (b)	185,199	574,117
Mid-America Apartment Communities, Inc.	36,579	4,622,854
National Storage Affiliates Trust	25,046	935,468
Net Lease Office Properties (b)	4,347	107,719
NNN (REIT), Inc.	56,420	2,275,983
Omega Healthcare Investors, Inc.	76,106	2,207,074
Park Hotels & Resorts, Inc.	66,273	999,397
Prologis, Inc.	290,311	36,779,501
Public Storage	20,642	5,845,608
Rayonier, Inc.	45,696	1,384,589
Realty Income Corp.	261,572	14,226,901
Regency Centers Corp.	57,147	3,581,402
Rexford Industrial Realty, Inc.	66,580	3,501,442
SBA Communications Corp. Class A	30,396	6,804,449
Simon Property Group, Inc.	79,783	11,058,722
Stag Industrial, Inc.	56,520	2,087,849
Sun Communities, Inc.	30,373	3,807,256
UDR, Inc.	97,974	3,529,023
Ventas, Inc.	125,850	5,838,182
VICI Properties, Inc.	325,190	9,794,723
Vornado Realty Trust	55,011	1,495,749
Welltower, Inc.	168,835	14,605,916
Weyerhaeuser Co.	230,344	7,548,373
WP Carey, Inc.	66,899	4,145,062
		284,427,821
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	95,543	8,246,316
CoStar Group, Inc. (a)	72,450	6,048,126
Howard Hughes Holdings, Inc. (b)	10,462	837,797
Jones Lang LaSalle, Inc. (a)(b)	15,069	2,668,117
Zillow Group, Inc.:
Class A (a)	17,215	948,374
Class C (a)	49,079	2,789,650
		21,538,380
TOTAL REAL ESTATE		305,966,201
UTILITIES - 4.7%
Electric Utilities - 3.0%
Alliant Energy Corp.	79,383	3,862,777
American Electric Power Co., Inc.	162,196	12,673,995
Avangrid, Inc.	22,110	671,702
Constellation Energy Corp.	101,206	12,347,132
Duke Energy Corp.	242,463	23,235,229
Edison International	119,013	8,030,997
Entergy Corp.	66,651	6,649,104
Evergy, Inc.	70,432	3,575,833
Eversource Energy	110,001	5,964,254
Exelon Corp.	312,910	10,892,397
FirstEnergy Corp.	171,668	6,296,782
Hawaiian Electric Industries, Inc. (b)	34,309	444,988
IDACORP, Inc. (b)	15,716	1,454,987
NextEra Energy, Inc.	637,249	37,361,909
NRG Energy, Inc.	71,912	3,814,212
OGE Energy Corp. (b)	62,157	2,066,099
PG&E Corp.	640,689	10,808,423
Pinnacle West Capital Corp.	35,205	2,425,625
PPL Corp.	232,462	6,090,504
Southern Co.	342,680	23,823,114
Xcel Energy, Inc.	173,521	10,388,702
		192,878,765
Gas Utilities - 0.1%
Atmos Energy Corp.	46,661	5,316,554
National Fuel Gas Co. (b)	27,664	1,304,634
UGI Corp.	65,041	1,440,008
		8,061,196
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Corp. (b)	41,317	1,153,571
Clearway Energy, Inc.:
Class A	11,491	258,088
Class C	24,766	600,328
The AES Corp.	80,925	1,349,829
Vistra Corp.	81,572	3,346,899
		6,708,715
Multi-Utilities - 1.3%
Ameren Corp.	82,489	5,738,760
CenterPoint Energy, Inc.	198,513	5,546,453
CMS Energy Corp.	91,531	5,231,912
Consolidated Edison, Inc.	108,870	9,896,283
Dominion Energy, Inc.	263,121	12,029,892
DTE Energy Co.	64,787	6,829,846
NiSource, Inc.	130,854	3,398,278
Public Service Enterprise Group, Inc.	156,040	9,048,760
Sempra	198,005	14,169,238
WEC Energy Group, Inc.	99,342	8,022,860
		79,912,282
Water Utilities - 0.2%
American Water Works Co., Inc.	61,403	7,615,200
Essential Utilities, Inc. (b)	77,143	2,766,348
		10,381,548
TOTAL UTILITIES		297,942,506
TOTAL COMMON STOCKS (Cost $4,728,136,034)		6,355,932,835

U.S. Treasury Obligations - 0.0%
	Principal Amount (d)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.42% 2/22/24 (e) (Cost $996,910)	1,000,000	996,931

Money Market Funds - 2.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (f)	8,855,637	8,857,408
Fidelity Securities Lending Cash Central Fund 5.39% (f)(g)	153,074,498	153,089,806
TOTAL MONEY MARKET FUNDS (Cost $161,946,837)		161,947,214

TOTAL INVESTMENT IN SECURITIES - 102.3% (Cost $4,891,079,781)	6,518,876,980
NET OTHER ASSETS (LIABILITIES) - (2.3)%	(146,139,883)
NET ASSETS - 100.0%	6,372,737,097

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P MidCap 400 Index Contracts (United States)	40	Mar 2024	10,973,200	207,411	207,411
CME Micro E-mini S&P 500 Index Contracts (United States)	40	Mar 2024	9,741,000	284,244	284,244

TOTAL FUTURES CONTRACTS					491,655
The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)	Amount is stated in United States dollars unless otherwise noted.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $702,836.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	26,168,658	982,949,169	1,000,260,419	1,168,404	-	-	8,857,408	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	159,869,302	934,775,759	941,555,255	1,299,331	-	-	153,089,806	0.6%
Total	186,037,960	1,917,724,928	1,941,815,674	2,467,735	-	-	161,947,214

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	311,894,206	311,894,206	-	-
Consumer Discretionary	317,275,284	317,275,284	-	-
Consumer Staples	503,300,294	503,300,294	-	-
Energy	491,145,495	491,145,495	-	-
Financials	1,414,605,134	1,414,605,134	-	-
Health Care	943,593,718	943,593,718	-	-
Industrials	870,285,263	870,285,263	-	-
Information Technology	603,377,784	603,377,784	-	-
Materials	296,546,950	296,546,950	-	-
Real Estate	305,966,201	305,966,201	-	-
Utilities	297,942,506	297,942,506	-	-

U.S. Government and Government Agency Obligations	996,931	-	996,931	-

Money Market Funds	161,947,214	161,947,214	-	-
Total Investments in Securities:	6,518,876,980	6,517,880,049	996,931	-
Derivative Instruments: Assets
Futures Contracts	491,655	491,655	-	-
Total Assets	491,655	491,655	-	-
Total Derivative Instruments:	491,655	491,655	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2024. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	491,655	0
Total Equity Risk	491,655	0
Total Value of Derivatives	491,655	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
		January 31, 2024

Assets
Investment in securities, at value (including securities loaned of $146,146,070) - See accompanying schedule:
Unaffiliated issuers (cost $4,729,132,944)	$6,356,929,766
Fidelity Central Funds (cost $161,946,837)	161,947,214

Total Investment in Securities (cost $4,891,079,781)		$6,518,876,980
Cash		93,549
Receivable for fund shares sold		80,235,974
Dividends receivable		6,572,781
Distributions receivable from Fidelity Central Funds		159,665
Other receivables		13,888
Total assets		6,605,952,837
Liabilities
Payable for investments purchased	$69,422,377
Payable for fund shares redeemed	10,387,976
Payable for daily variation margin on futures contracts	276,494
Other payables and accrued expenses	49,893
Collateral on securities loaned	153,079,000
Total Liabilities		233,215,740
Net Assets		$6,372,737,097
Net Assets consist of:
Paid in capital		$4,786,678,732
Total accumulated earnings (loss)		1,586,058,365
Net Assets		$6,372,737,097
Net Asset Value, offering price and redemption price per share ($6,372,737,097 ÷ 432,594,730 shares)		$14.73
Statement of Operations
		Year ended January 31, 2024
Investment Income
Dividends		$135,608,100
Interest		82,921
Income from Fidelity Central Funds (including $1,299,331 from security lending)		2,467,735
Total Income		138,158,756
Expenses
Custodian fees and expenses	$106,499
Independent trustees' fees and expenses	19,229
Interest	22,178
Miscellaneous	61
Total expenses before reductions	147,967
Expense reductions	(2,344)
Total expenses after reductions		145,623
Net Investment income (loss)		138,013,133
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	128,368,538
Futures contracts	5,087,237
Total net realized gain (loss)		133,455,775
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	120,008,759
Futures contracts	(1,422,324)
Total change in net unrealized appreciation (depreciation)		118,586,435
Net gain (loss)		252,042,210
Net increase (decrease) in net assets resulting from operations		$390,055,343
Statement of Changes in Net Assets

	Year ended January 31, 2024	Year ended January 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$138,013,133	$121,301,361
Net realized gain (loss)	133,455,775	134,542,912
Change in net unrealized appreciation (depreciation)	118,586,435	(292,840,981)
Net increase (decrease) in net assets resulting from operations	390,055,343	(36,996,708)
Distributions to shareholders	(262,036,110)	(223,483,250)

Share transactions
Proceeds from sales of shares	1,228,765,162	1,009,067,447
Reinvestment of distributions	262,036,110	223,483,250
Cost of shares redeemed	(902,616,659)	(1,275,321,799)

Net increase (decrease) in net assets resulting from share transactions	588,184,613	(42,771,102)
Total increase (decrease) in net assets	716,203,846	(303,251,060)

Net Assets
Beginning of period	5,656,533,251	5,959,784,311
End of period	$6,372,737,097	$5,656,533,251

Other Information
Shares
Sold	86,831,860	71,082,789
Issued in reinvestment of distributions	18,679,553	15,931,648
Redeemed	(62,880,091)	(89,125,886)
Net increase (decrease)	42,631,322	(2,111,449)

Financial Highlights
Fidelity® Series Large Cap Value Index Fund

Years ended January 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.51	$15.20	$13.09	$12.91	$12.02
Income from Investment Operations
Net investment income (loss) A,B	.34	.32	.30	.29	.33
Net realized and unrealized gain (loss)	.52	(.40)	2.76	.23	1.46
Total from investment operations	.86	(.08)	3.06	.52	1.79
Distributions from net investment income	(.33)	(.33)	(.30)	(.29)	(.34)
Distributions from net realized gain	(.31)	(.28)	(.65)	(.05)	(.57)
Total distributions	(.64)	(.61)	(.95)	(.34)	(.90) C
Net asset value, end of period	$14.73	$14.51	$15.20	$13.09	$12.91
Total Return D	6.12%	(.40)%	23.41%	4.14%	14.94%
Ratios to Average Net Assets B,E,F
Expenses before reductions G	-%	-%	-%	-%	-%
Expenses net of fee waivers, if any G	-%	-%	-%	-%	-%
Expenses net of all reductions G	-%	-%	-%	-%	-%
Net investment income (loss)	2.37%	2.21%	1.93%	2.49%	2.58%
Supplemental Data
Net assets, end of period (000 omitted)	$6,372,737	$5,656,533	$5,959,784	$5,344,271	$4,036,878
Portfolio turnover rate H	19%	24%	27%	21%	31%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended January 31, 2024

1. Organization.
Fidelity Series Large Cap Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds, Fidelity managed 529 plans, and Fidelity managed collective investment trusts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2024 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, Certain Deemed Distributions, futures contracts, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,910,269,475
Gross unrealized depreciation	(335,920,025)
Net unrealized appreciation (depreciation)	$1,574,349,450
Tax Cost	$4,944,527,530

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$7,858,700
Undistributed long-term capital gain	$3,850,214
Net unrealized appreciation (depreciation) on securities and other investments	$1,574,349,450

The tax character of distributions paid was as follows:

	January 31, 2024	January 31, 2023
Ordinary Income	$208,643,595	$124,055,936
Long-term Capital Gains	53,392,515	99,427,314
Total	$262,036,110	$223,483,250
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Large Cap Value Index Fund	1,637,194,978	1,120,923,478
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Large Cap Value Index Fund	Borrower	$23,978,000	5.55%	$22,178

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Large Cap Value Index Fund	$136,681	$6,988	$-
9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $2,344.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Series Large Cap Value Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Series Large Cap Value Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of January 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
March 14, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 192 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Kenneally serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Jonathan Chiel (1957)
Year of Election or Appointment: 2016
Trustee
Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is General Counsel (2012-present) and Head of Legal, Risk and Compliance (2022-present). Mr Chiel serves as Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present) and Director and President for OH Company LLC (holding company, 2018-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney's Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.
Abigail P. Johnson (1961)
Year of Election or Appointment: 2009
Trustee
Chairman of the Board of Trustees
Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds.
Jennifer Toolin McAuliffe (1959)
Year of Election or Appointment: 2016
Trustee
Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.
Christine J. Thompson (1958)
Year of Election or Appointment: 2023
Trustee
Ms. Thompson also serves as a Trustee of other Fidelity® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity® funds.
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (1951)
Year of Election or Appointment: 2013
Trustee
Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).
Laura M. Bishop (1961)
Year of Election or Appointment: 2023
Trustee
Ms. Bishop also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity® funds (2022-2023).
Ann E. Dunwoody (1953)
Year of Election or Appointment: 2018
Trustee
General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).
John Engler (1948)
Year of Election or Appointment: 2014
Trustee
Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Previously, Mr. Engler served as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-2022), a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).
Robert F. Gartland (1951)
Year of Election or Appointment: 2010
Trustee
Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).
Robert W. Helm (1957)
Year of Election or Appointment: 2023
Trustee
Mr. Helm also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity® funds (2021-2023).
Michael E. Kenneally (1954)
Year of Election or Appointment: 2009
Trustee
Chairman of the Independent Trustees
Mr. Kenneally also serves as Trustee of other Fidelity® funds and was Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.
Mark A. Murray (1954)
Year of Election or Appointment: 2016
Trustee
Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).
Carol J. Zierhoffer (1960)
Year of Election or Appointment: 2023
Trustee
Ms. Zierhoffer also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Allscripts Healthcare Solutions, Inc. (healthcare technology, 2020-present) and as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity® funds (2023).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Lester Owens (1957)
Year of Election or Appointment: 2024
Member of the Advisory Board
Mr. Owens also serves as a Member of the Advisory Board of other Fidelity® funds. Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President or Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
David J. Carter (1973)
Year of Election or Appointment: 2020
Assistant Secretary
Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Mr. Carter serves as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-present).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
Robin Foley (1964)
Year of Election or Appointment: 2023
Vice President
Ms. Foley also serves as Vice President of other funds. Ms. Foley serves as Head of Fidelity's Fixed Income division (2023-present) and is an employee of Fidelity Investments. Previously, Ms. Foley served as Chief Investment Officer of Bonds (2017-2023).
Christopher M. Gouveia (1973)
Year of Election or Appointment: 2023
Chief Compliance Officer
Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Chris Maher (1972)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2013
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2021
Deputy Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2023 to January 31, 2024).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value August 1, 2023	Ending Account Value January 31, 2024	Expenses Paid During Period- C August 1, 2023 to January 31, 2024

Fidelity® Series Large Cap Value Index Fund	-%-D
Actual		$ 1,000	$ 1,025.40	$-E
Hypothetical-B		$ 1,000	$ 1,025.21	$-E

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.
D   Amount represents less than .005%.

E   Amount represents less than $.005.

Distributions (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31st, 2024, $50,177,687, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,191,952 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 99% and 52% of the dividends distributed in March and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.05% and 54.97% of the dividends distributed in March and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.11% and 5.02% of the dividends distributed in March and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Series Large Cap Value Index Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for the fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board's Operations Committee, of which all the Independent Trustees are members, meets regularly throughout the year and requests, receives and considers, among other matters, information related to the annual consideration of the renewal of the fund's Advisory Contracts before making its recommendation to the Board. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet from time to time with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its September 2023 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the fund and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement the fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending.
Investment Performance. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies, collective investment trusts, and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies, collective investment trusts, and 529 plans.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds, collective investment trusts, and 529 plans that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.
The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through May 31, 2026.
Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.
The Board also considered information regarding the profitability of Geode's relationship with the fund.
Economies of Scale. The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and Fidelity's views regarding portfolio manager investment in the Fidelity funds that they manage; (iii) hiring, training, and retaining personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent, pricing and bookkeeping fees, expense and service structures for different funds and classes relative to competitive trends and market conditions; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the changes in flows for different types of funds; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; (ix) explanations regarding the relative total expense ratios and management fees of certain funds and classes, total expense and management fee competitive trends, and methodologies for total expense and management fee competitive comparisons; (x) information concerning expense limitations applicable to certain funds; and (xi) matters related to money market funds, exchange-traded funds, and target date funds.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through September 30, 2024.

Liquidity Risk Management Program
The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.
The Fund has adopted and implemented a liquidity risk management program (the Program) reasonably designed to assess and manage the Fund's liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund's Board of Trustees (the Board) has designated the Fund's investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund's liquidity risk based on a variety of factors including (1) the Fund's investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) certain factors specific to ETFs including the effect of the Fund's prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund's portfolio, as applicable.
In accordance with the Program, each of the Fund's portfolio investments is classified into one of four defined liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.
  Highly liquid investments - cash or convertible to cash within three business days or less
  Moderately liquid investments - convertible to cash in three to seven calendar days
  Less liquid investments - can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments - cannot be sold or disposed of within seven calendar days
Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.
The Liquidity Rule places a 15% limit on a fund's illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM).  The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.
At a recent meeting of the Fund's Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of the Program for the period December 1, 2022 through November 30, 2023.  The report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Fund's liquidity risk.
Proxy Voting Results
A special meeting of shareholders was held on October 18, 2023. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Abigail P. Johnson
Affirmative	378,729,502,260.01	97.58
Withheld	9,407,876,478.96	2.42
TOTAL	388,137,378,738.97	100.00
Jennifer Toolin McAuliffe
Affirmative	378,454,868,010.95	97.51
Withheld	9,682,510,728.02	2.49
TOTAL	388,137,378,738.97	100.00
Christine J. Thompson
Affirmative	378,837,121,274.52	97.60
Withheld	9,300,257,464.45	2.40
TOTAL	388,137,378,738.97	100.00
Elizabeth S. Acton
Affirmative	378,262,110,794.85	97.46
Withheld	9,875,267,944.12	2.54
TOTAL	388,137,378,738.97	100.00
Laura M. Bishop
Affirmative	380,482,113,171.06	98.03
Withheld	7,655,265,567.91	1.97
TOTAL	388,137,378,738.97	100.00
Ann E. Dunwoody
Affirmative	380,016,034,008.12	97.91
Withheld	8,121,344,730.85	2.09
TOTAL	388,137,378,738.97	100.00
John Engler
Affirmative	379,432,488,394.20	97.76
Withheld	8,704,890,344.77	2.24
TOTAL	388,137,378,738.97	100.00
Robert F. Gartland
Affirmative	378,741,819,600.60	97.58
Withheld	9,395,559,138.37	2.42
TOTAL	388,137,378,738.97	100.00
Robert W. Helm
Affirmative	380,389,324,755.07	98.00
Withheld	7,748,053,983.90	2.00
TOTAL	388,137,378,738.97	100.00
Arthur E. Johnson
Affirmative	378,427,694,151.67	97.50
Withheld	9,709,684,587.30	2.50
TOTAL	388,137,378,738.97	100.00
Michael E. Kenneally
Affirmative	377,842,228,145.18	97.35
Withheld	10,295,150,593.79	2.65
TOTAL	388,137,378,738.97	100.00
Mark A. Murray
Affirmative	380,158,432,703.37	97.94
Withheld	7,978,946,035.60	2.06
TOTAL	388,137,378,738.97	100.00
Carol J. Zierhoffer
Affirmative	380,522,113,360.24	98.04
Withheld	7,615,265,378.73	1.96
TOTAL	388,137,378,738.97	100.00

Proposal 1 reflects trust wide proposal and voting results.

1.967963.110
XS6-ANN-0324

Item 2.

Code of Ethics

As of the end of the period, January 31, 2024, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity SAI Conservative Income Municipal Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity Series Large Cap Value Index Fund, and Fidelity Tax-Free Bond Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2024 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Conservative Income Municipal Bond Fund	$28,700	$-	$7,600	$100
Fidelity SAI Tax-Free Bond Fund	$53,600	$-	$7,600	$1,200
Fidelity Series Large Cap Value Index Fund	$44,500	$-	$9,200	$1,100
Fidelity Tax-Free Bond Fund	$53,600	$-	$7,200	$1,200

January 31, 2023 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI Conservative Income Municipal Bond Fund	$-	$-	$-	$-
Fidelity SAI Tax-Free Bond Fund	$48,800	$-	$9,600	$1,100
Fidelity Series Large Cap Value Index Fund	$44,500	$-	$9,700	$1,100
Fidelity Tax-Free Bond Fund	$50,200	$-	$9,200	$1,100

A Amounts may reflect rounding.

B Fidelity SAI Conservative Income Municipal Bond Fund commenced operations on November 06, 2023.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Municipal Core Plus Bond Fund, Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund (the “Funds”):

Services Billed by PwC

January 31, 2024 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Municipal Core Plus Bond Fund	$43,700	$3,400	$6,300	$1,400
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$44,600	$3,300	$5,400	$1,400
Fidelity SAI Sustainable Municipal Income Fund	$49,000	$3,600	$5,400	$1,500
Fidelity Sustainable Intermediate Municipal Income Fund	$47,600	$3,500	$5,400	$1,500

January 31, 2023 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Municipal Core Plus Bond Fund	$-	$-	$-	$-
Fidelity SAI Sustainable Conservative Income Municipal Bond Fund	$39,500	$1,800	$5,400	$800
Fidelity SAI Sustainable Municipal Income Fund	$43,400	$2,500	$5,400	$1,100
Fidelity Sustainable Intermediate Municipal Income Fund	$42,200	$2,600	$5,400	$1,100

A Amounts may reflect rounding.
B Fidelity Municipal Core Plus Bond Fund commenced operations on February 16, 2023.

C Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Fund commenced operations on April 13, 2022. Fidelity SAI Sustainable Conservative Income Municipal Bond Fund commenced operations on June 16, 2022.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2024A,B	January 31, 2023A,B
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$935,000	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the SAI Conservative Income Municipal Bond Fund’s commencement of operations.

Services Billed by PwC

	January 31, 2024A,B	January 31, 2023A,B,C
Audit-Related Fees	$8,284,200	$7,884,000
Tax Fees	$61,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Municipal Core Plus Bond Fund’s commencement of operations.

C May include amounts billed prior to the Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Funds’ commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	January 31, 2024A,B	January 31, 2023A,B,C
Deloitte Entities	$1,225,200	$274,400
PwC	$13,530,600	$13,183,700

A Amounts may reflect rounding.
B May include amounts billed prior to the Fidelity Municipal Core Plus Bond Fund and Fidelity SAI Conservative Income Municipal Bond Funds’ commencement of operations.

C May include amounts billed prior to the Fidelity SAI Sustainable Conservative Income Municipal Bond Fund, Fidelity SAI Sustainable Municipal Income Fund, and Fidelity Sustainable Intermediate Municipal Income Funds’ commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	March 21, 2024

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	March 21, 2024